STATEMENT OF ADDITIONAL INFORMATION
Dated May 1, 2026
NORTHWESTERN MUTUAL SERIES FUND, INC.
Consisting of
EQUITY PORTFOLIOS
GROWTH STOCK PORTFOLIO
FOCUSED APPRECIATION PORTFOLIO
LARGE CAP CORE STOCK PORTFOLIO
LARGE CAP BLEND PORTFOLIO
INDEX 500 STOCK PORTFOLIO
LARGE COMPANY VALUE PORTFOLIO
DOMESTIC EQUITY PORTFOLIO
EQUITY INCOME PORTFOLIO
MID CAP GROWTH STOCK PORTFOLIO
INDEX 400 STOCK PORTFOLIO
MID CAP VALUE PORTFOLIO
SMALL CAP GROWTH STOCK PORTFOLIO
INDEX 600 STOCK PORTFOLIO
SMALL CAP VALUE PORTFOLIO
INTERNATIONAL PORTFOLIOS
INTERNATIONAL GROWTH PORTFOLIO
RESEARCH INTERNATIONAL CORE PORTFOLIO
INTERNATIONAL EQUITY PORTFOLIO
EMERGING MARKETS EQUITY PORTFOLIO
FIXED INCOME PORTFOLIOS
GOVERNMENT MONEY MARKET PORTFOLIO
SHORT-TERM BOND PORTFOLIO
SELECT BOND PORTFOLIO
LONG-TERM U.S. GOVERNMENT BOND PORTFOLIO
INFLATION MANAGED PORTFOLIO (formerly Inflation Protection Portfolio)
HIGH YIELD BOND PORTFOLIO
MULTI-SECTOR BOND PORTFOLIO
ALLOCATION PORTFOLIOS
ACTIVE/PASSIVE VERY AGGRESSIVE PORTFOLIO (formerly Active/Passive All Equity Portfolio)
ACTIVE/PASSIVE AGGRESSIVE PORTFOLIO
ACTIVE/PASSIVE MODERATE PORTFOLIO (formerly Asset Allocation Portfolio)
ACTIVE/PASSIVE BALANCED PORTFOLIO (formerly Balanced Portfolio)
ACTIVE/PASSIVE CONSERVATIVE PORTFOLIO

This Statement of Additional Information (“SAI”) is not a prospectus but supplements and should be read in conjunction with the Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”), dated May 1, 2026. A free copy of the Prospectus, or current Annual or Semi-Annual Report to Shareholders, may be obtained from The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone number (866) 910-1232. This SAI relates to each series portfolio listed above (each, a “Portfolio” and together, the “Portfolios”).
The financial statements of the Fund and the report of the independent registered public accounting firm thereon are incorporated by reference into this SAI from the Fund’s most recent annual Certified Shareholder Report on Form N-CSR . See “Financial Statements”. No other information is incorporated by reference.

INVESTMENT POLICIES
The following information supplements the discussion of investment objectives, strategies and risks in the Fund’s Prospectus. A Portfolio’s policies that are designated as fundamental policies cannot be changed without the majority approval of shareholders as defined in the Investment Company Act of 1940 (“1940 Act”), meaning approval by the lesser of (1) the holders of 67% or more of a Portfolio’s shares represented at a meeting of shareholders at which the holders of at least 50% of the Fund’s outstanding shares are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares. Other policies may be changed without shareholder approval.
Investment Restrictions
With the exception of a Fund’s limitation on borrowing, investment restrictions that are expressed as a percentage limitation are not considered violated unless the limitation is exceeded by virtue of an acquisition of securities or assets or borrowings. The calculation of total assets for purposes of applying an investment restriction is determined exclusive of any cash collateral held in connection with securities lending activities.
Fundamental Policies. The following investments are designated as fundamental policies.
1.
Industry Concentration. Each Portfolio, other than the Index 500 Stock Portfolio, the Index 400 Stock Portfolio and the Index 600 Stock Portfolio, will not purchase securities if, as a result of such purchase, the Portfolio’s investments would be concentrated, within the meaning of the 1940 Act, and the rules and regulations thereunder, in securities of issuers in a particular industry or group of industries. (Note: Investments in other investment companies shall not be considered an investment in any industry or group of industries for purposes of this restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.)
2.
Loans. A Portfolio may not make loans to other persons, except to the extent permitted by the 1940 Act and the rules and regulations thereunder, and pursuant to any exemptive relief granted by the SEC. (Note: This restriction shall not prevent a Portfolio from making loans (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder, or any exemptions therefrom that may be granted by the SEC. The Portfolios’ policies regarding the lending of portfolio securities are described elsewhere in this SAI. The Portfolios may not make loans to affiliated investment companies, except upon receipt of an exemptive order from the SEC.)
3.
Securities Underwriting. A Portfolio may not engage in the business of underwriting the securities of other issuers, except as permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive order that may be granted by the SEC. (Note: This restriction does not prevent a Portfolio from engaging in transactions involving the acquisition, disposition or resale of securities, regardless of whether the Portfolio may be considered an underwriter under the Securities Act of 1933, as amended, and does not prevent a Portfolio from selling its own shares.)
4.
Real Estate. A Portfolio may not purchase or sell real estate. (Note: This restriction does not prevent a Portfolio from investing in securities issued by companies, including real estate investment trusts, which invest in real estate or interests therein.)
5.
Commodities. A Portfolio may not purchase or sell commodities except to the extent permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Portfolio.
6.
Senior Securities. A Portfolio may not issue securities senior to the presently authorized shares of the Portfolio except to the extent permitted by the 1940 Act and the rules and regulations thereunder. (Note: This restriction shall not be deemed to prohibit a Portfolio from engaging in derivatives transactions in accordance with the Series Fund Rule 18f-4 derivatives risk management program, as discussed in the “Rule 18f-4 Program Concerning Derivatives Usage” section of this SAI, below).

7.
Borrowing. A Portfolio may not borrow money, except that a Portfolio may borrow money to the extent permitted by the 1940 Act and the rules and regulations thereunder, or to the extent permitted by any exemptive relief that may be granted by the SEC. (Note: A Portfolio’s borrowings for leverage and investment are further limited by its operating policies discussed below.)
8.
Diversification. All of the Portfolios, except the Focused Appreciation Portfolio, are classified as diversified investment companies as defined under the 1940 Act. The Focused Appreciation Portfolio is classified as a non-diversified investment company as defined under the 1940 Act. (Note: The term “non-diversified,” means that more than 25% of a Portfolio’s total assets may be invested in securities (excluding cash, government securities and securities of other investment companies) each of which represents more than 5% of such Portfolio’s total assets or more than 10% of such securities’ outstanding voting securities.) Any Portfolio that is non-diversified under the 1940 Act would still intend to comply with the applicable asset diversification requirements under the Internal Revenue Code of 1986, as amended, discussed in this SAI under “Taxes and Dividends.”
For purposes of applying Fundamental Investment Restriction number 1, the Fund considers a Portfolio’s investments to be “concentrated” in a particular industry if more than 25% of the Portfolio’s total assets are invested in that industry. The Fund generally relies on industry classifications published by Bloomberg L.P. The Fund will also apply its concentration limitation in a manner that captures a Portfolio’s economic exposure to an industry by virtue of its investments in derivative securities (i.e., by looking through to the reference instrument that underlies the derivative securities). Because the Index 500 Stock Portfolio, the Index 400 Stock Portfolio and the Index 600 Stock Portfolio each pursues an investment strategy which is focused on achieving full replication of the Portfolio’s reference benchmark index, the investments in these Portfolios will be concentrated in a particular industry to the extent that the industry concentration exists in the reference benchmark index. Additionally, the Fund considers the holdings of the other investment companies in which the Portfolios invest to the extent it has sufficient information about such holdings in applying its concentration limitation.
With respect to Fundamental Restriction numbers 6 and 7, section 18(f) of the 1940 Act provides that it shall be unlawful for any registered open-end fund to issue any class of senior security or to sell any senior security, except that the fund may borrow from a bank if the fund maintains at least 300% asset coverage over all such bank borrowings. Notwithstanding the requirements of section 18(f), pursuant to SEC Rule 18f-4 the Fund may enter into reverse repurchase agreements or similar financing transactions if: (i) the Fund complies with the asset coverage requirements of section 18 and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the asset coverage ratio; or (ii) the Fund treats all reverse repurchase agreements or similar financing transactions as derivatives transactions. Pursuant to its Rule 18f-4 derivatives risk management program, the Fund has elected to treat all reverse repurchase agreements or similar financing transactions as derivative transactions.
For purposes of applying Fundamental Restriction number 8, with respect to each Portfolio that is classified as diversified, 75% of the value of a Portfolio’s total assets shall be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such Portfolio and to not more than 10% of the outstanding voting securities of such issuer, subject to any rules, regulations or amendments thereto or as may be interpreted from time to time by the SEC staff and or any applicable no-action exemptive or similar relief. With respect to the Index 500 Stock Portfolio, the Portfolio intends to be diversified in approximately the same proportion as the underlying index is diversified. However, under applicable no-action relief from the SEC staff, the Portfolio may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the underlying index. Shareholder approval will not be sought if the Portfolio crosses from diversified to non-diversified status due solely to a change in the relative market capitalization or index weighting of one or more constituents of the underlying index.
Operating Policies
The investment restrictions of the Portfolios set forth in this section are operating policies which may be changed without shareholder approval.

1.
Investment Companies. A Portfolio may not purchase the securities of any other investment company, except in compliance with the 1940 Act and applicable regulations promulgated thereunder. Further, the Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Select Bond Portfolio, Short-Term Bond Portfolio, High Yield Bond Portfolio, Government Money Market Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Managed Portfolio, and Multi-Sector Bond Portfolio may not, as a non-fundamental policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.
2.
Illiquid Investments. A Portfolio may not purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. For the Government Money Market Portfolio the limit is 5%.
3.
Margin Transactions. A Portfolio may not purchase securities on margin, except to the extent permitted under the 1940 Act. A Portfolio may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.
4.
Borrowing for Leverage and Investment Purposes. A Portfolio may not borrow money for purposes of leverage or investment in excess of 15% of its total assets. (Note: This restriction relates only to borrowing money. Restrictions relating to certain derivatives strategies that may be deemed leverage are governed by Fundamental Investment Restriction number 6 above, relating to Senior Securities.)
5.
Repurchase Agreements. A Portfolio may not invest more than 10% of its total assets in repurchase agreements which have maturities of more than seven days, nor invest in any repurchase agreements with maturities of over 30 days or enter into repurchase agreements with The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”).
MORE ABOUT THE PORTFOLIOS’ OBJECTIVES AND STRATEGIES
Adjustable Rate Securities (including Variable, Floating and Inverse Floating Rate) and Master Demand Notes
Generally, the maturity of a security is the period remaining until the date (noted on the instrument) on which the principal amount of the instrument must be paid; in the case of a security scheduled to be redeemed, this is the date on which the redemption payment must be made. In some cases, securities are issued that either provide for payment upon “demand” or that provide for a periodic adjustment of the interest rate by a predetermined formula or based on an index such that fluctuation in the principal value of the security is minimized. As a technical matter, such securities may have long-term maturities, but typically are treated as a short-term investment if certain conditions are satisfied. These securities, which may take a variety of forms including variable rate, floating rate and put option securities, have less potential for capital appreciation (or depreciation) than fixed rate securities. Each of the Portfolios may invest in variable rate securities.
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. Each Portfolio may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades, if consistent with their respective investment objectives and strategies. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically. While, because of the interest rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The Portfolios may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
An inverse floater is a type of derivative security that bears an interest rate that moves inversely to market interest rates. As market interest rates rise, the interest rate on inverse floaters goes down, and vice versa. Generally, this is accomplished by expressing the interest rate on the inverse floater as an above-market fixed rate of interest, reduced by an amount determined by reference to a market-based or bond-specific floating interest rate (as well as by any fees associated with administering the inverse floater program).
Inverse floaters may be issued in conjunction with an equal amount of Dutch Auction floating rate bonds (floaters), or a market-based index may be used to set the interest rate on these securities. A Dutch Auction is an auction system in which the price of the security is gradually lowered until it meets a responsive bid and is sold. Floaters and inverse floaters may be brought to market by (1) a broker-dealer who purchase fixed rate bonds and places them in a trust, or (2) an issuer seeking to reduce interest expenses by using a floater/inverse floater structure in lieu of fixed rate bonds.
In the case of a broker-dealer structured offering (where underlying fixed rate bonds have been placed in a trust), distributions from the underlying bonds are allocated to floater and inverse floater holders in the following manner:
•
Floater holders receive interest based on rates set at a six-month interval or at a Dutch Auction, which is typically held every 28 to 35 days. Current and prospective floater holders bid the minimum interest rate that they are willing to accept on the floaters, and the interest rate is set just high enough to ensure that all of the floaters are sold.
•
Inverse floater holders receive all of the interest that remains, if any, on the underlying bonds after floater interest and auction fees are paid. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.
Procedures for determining the interest payment on floaters and inverse floaters brought to market directly by the issuer are comparable, although the interest paid on the inverse floaters is based on a presumed coupon rate that would have been required to bring fixed rate bonds to market at the time the floaters and inverse floaters were issued.
Where inverse floaters are issued in conjunction with floaters, inverse floater holders may be given the right to acquire the underlying security (or to create a fixed rate bond) by calling an equal amount of corresponding floaters. The underlying security may then be held or sold. However, typically, there are time constraints and other limitations associated with any right to combine interests and claim the underlying security.
Floater holders subject to a Dutch Auction procedure generally do not have the right to put back their interests to the issuer or to a third party. If a Dutch Auction fails, the floater holder may be required to hold its position until the underlying bond matures, during which time interest on the floater is capped at a predetermined rate.
The second market for floaters and inverse floaters may be limited. The market value of inverse floaters tends to be significantly more volatile than fixed rate bonds.
Variable rate demand notes (“VRDNs”) are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.
Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the principal amount borrowed. While there may be no active secondary market with respect to a particular VRDN purchased by a Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Portfolio to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Portfolio could, for this or other reasons, suffer a loss to the extent of the default.
Auction Rate Securities
Each Portfolio, other than the Government Money Market Portfolio, may invest in auction rate securities in accordance with its investment objectives and strategies and in accordance with the 1940 Act. An auction rate security is one in which the interest rate or dividend rate, depending on the type of security being auctioned, is initially determined, and subsequently reset, through a Dutch Auction process.
Typically, in a Dutch Auction, a broker-dealer submits bids on behalf of current and prospective investors to the auction agent. Each bid represents the number of shares or par that an investor is looking to purchase, along with the lowest interest rate or dividend rate they are willing to accept in return. The lowest bid rate at which all the shares can be sold at par establishes the auction rate, otherwise known as the “clearing rate”. This rate is paid on the entire issue for the upcoming period. Investors who bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period. This type of auction market, generally, allows issuers access to low-cost financing while providing buyers of auction rate securities with the potential to earn higher yields on their short-term investments.
Auctions are held on a regular basis, typically weekly, monthly, quarterly, or some version thereof, and will only take place if there are enough orders to purchase all securities being sold at the auction. Depending on the type of market or security at auction, the holder of an auction rate security generally has the ability to submit any one of the following orders:
•
Hold - Hold an existing position regardless of the new clearing rate (these securities are not included in auction).
•
Hold at Rate/Roll - Bid to hold an existing position at a specified minimum rate. If the clearing rate is below the bid to hold rate, the securities are sold.
•
Sell - Sell an existing position regardless of the clearing rate set at the auction.
•
Buy - Submit a bid to buy a new position at a specified minimum clearing rate (new buyers or existing holders adding to their position at a specified interest rate).
In the event there are not enough buyers for a specific auction, the auction agent will determine that the auction has “failed.” In a failed auction the clearing rate for all securities automatically resets to the maximum rate defined in the offering documents of the issuer (primarily to compensate those who could not sell their positions because of the failed auction), until the next successful auction. Although they are not required to do so, broker-dealers may enter purchase bids on their own behalf to assist in preventing a failed auction.
There also may be an auction where all existing holders of auction rate securities submit hold orders as described above. In such a scenario, the auction agent will determine that an “All Hold” auction has taken place, and the clearing rate for all securities automatically resets to the All Hold Rate as defined in the offering documents of the issuer, until the next auction. This rate tends to be less than the current market rate an investor could receive had they invested in a similar security outside of the auction rate market.
The primary risk of investing in the auction rate securities market is liquidity risk. In the event of a failed auction, a Portfolio may not be able to sell a position when desired, and may need to continue to hold the position due to the lack of an efficient secondary market until the next successful auction or the legal maturity. A secondary risk of investing in auction rate securities, similar to investing in other types of fixed income securities, is the credit risk of the issuer. Since February 2008, many municipal issuers and closed-end funds have experienced, and continue to experience, failed auctions of their auction rate securities. Repeated auction failures have significantly affected the liquidity of auction rate securities, shareholders of such securities have generally continued to receive dividends at the above-mentioned maximum rate. There is no assurance that auctions will resume or that any market will develop for auction rate securities.

Banking Obligations
The Portfolios may invest in obligations of domestic and foreign banks. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign banks may also include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States.
Eurodollar Certificates of Deposit. Each of the Portfolios may purchase Eurodollar certificates of deposit issued by foreign branches of U.S. banks and foreign banks, but consideration will be given to their marketability and possible restrictions on the flow of international currency transactions. Investment in such securities involves considerations which are not ordinarily associated with investing in domestic instruments, including currency exchange control regulations, the possibility of expropriation, seizure, or nationalization of foreign deposits, less liquidity and increased volatility in foreign securities markets, and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest. If the Portfolio were to invoke legal processes, it might encounter greater difficulties abroad than in the United States.
Brady Bonds
The Portfolios may invest in so-called “Brady Bonds.” Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country’s outstanding commercial bank loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative and subject to, among other things, the risk of default. Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”).
Convertible Securities
Each of the Portfolios may invest convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular time period at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Of course, there can be no assurance of current income because issuers of convertible securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate. Because of the conversion feature, the managers consider some convertible securities to be equity equivalents.
The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset. A convertible security is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The stream of income typically paid on a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the stream of income causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In general, the value of a convertible security is a function of (1) its yield in comparison with yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock.

The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that a non-convertible security does not. At any given time, investment value generally depends upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure.
A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock or to cash, or would sell the convertible security to a third party, which may have an adverse effect on the Portfolio. A convertible security may feature a put option that permits the holder of the convertible security to sell that security back to the issuer at a predetermined price. A Portfolio generally invests in convertible securities for their favorable price characteristics and total return potential. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.
Unlike a convertible security that is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity generally are not offered as a unit, and may be purchased and sold by a Portfolio at different times. Synthetic convertible securities differ from convertible securities in certain respects. Each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in a synthetic convertible security involves the risk normally found in holding the securities comprising the synthetic convertible security.
Contingent Convertible Instruments. Contingent convertible securities (“CoCos”) are a form of hybrid debt security that may be either converted into equity or have their principal written down upon the occurrence of certain “triggers.” Such triggers are generally linked to the inability of the issuing institution to maintain applicable regulatory capital thresholds or to the discretionary action on the part of the issuer’s regulator based upon the regulator’s assessment of the issuer’s ongoing financial viability. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:
Economic Risk. CoCos have fully discretionary coupons. This means coupons can potentially be deferred or cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses. Such deferral or cancellation of the coupons will not cause an event of default. In addition, CoCos often contain both regulatory call and tax call provisions which grant the issuer the right to repurchase the securities under certain conditions, typically tied to negative financial impacts caused by a changing regulatory or tax environment.
Subordinated Instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Portfolios, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.
Market Value Fluctuation. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Delayed Funding Loans and Revolving Credit Facilities
The Portfolios may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).
The Portfolios may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of other portfolio investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Portfolios currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of a Portfolio’s limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of a Portfolio’s investment restriction relating to the lending of funds or assets by the Portfolio.
Derivative Instruments
To the extent permitted by its investment objectives and policies, each Portfolio (except the Government Money Market Portfolio) may invest in derivative instruments. Generally, a derivative instrument is a financial arrangement, the value of which is based on, or derived from, a traditional security, asset or market index.
Overview
Uses of Derivatives. There are many different types of derivatives and many different ways to use them. Derivatives can be used for traditional hedging purposes to attempt to protect a Portfolio from exposure to changing interest rates, securities prices, inflation, currency exchange rates and other hedging purposes. Derivatives may also be used for non-hedging purposes, such as to enhance returns, manage or “equitize” cash, employ leverage, earn income, reduce transaction related costs, manage liquidity, and gain exposure to particular securities markets in a way that is more efficient than investing directly in those securities and other directional investments in particular assets. Fixed-income Portfolios may also use derivatives to adjust its portfolio’s duration and yield curve exposure. The return on a derivative may increase or decrease, depending upon changes in the reference asset or index to which it relates. Certain Portfolios may invest in derivatives as part of their principal investment strategies, which are identified in the Prospectus. Other Portfolios may use derivatives to a lesser extent.
General Risks. Derivative instruments are subject to a number of risks:
Management Risk. Like other investments, the ability of a Portfolio to successfully utilize derivatives depends in part upon the ability of the Adviser or Sub-Adviser to effectively assess and forecast market values and other price movements, interest rates, currency movements, and/or other economic factors, as well as the creditworthiness of credit derivatives and counterparties to derivatives transactions. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. Incorrect assessments or forecasts by the Adviser or Sub-Adviser could lead to substantial losses on derivatives positions held by the Portfolio, and the Portfolio might have been in a better position if it had not entered into the transaction at all.
Correlation Risk. The use of derivatives strategies involves the risk of an imperfect correlation, or even no correlation, between price movements of derivative instruments and the underlying asset, rate or index. For example, changes in the value of a hedging instrument may not match those of the investment being hedged. Adverse price movements in an instrument can result in a loss substantially greater than a Portfolio’s initial investment. There are a number of factors that may prevent a derivative instrument or strategy from achieving desired correlation, including the impact of fees, valuation determinations, liquidity environment, large or unexpected movements in the underlying asset, rate or index, or in the market generally, fluctuations in currency exchange rates, regulatory requirements, and the Portfolios’ investment restrictions and limitations.

Liquidity Risk. Derivatives are subject to the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by an applicable exchange, either of which may make it difficult or impossible to close out a position at an advantageous time or price. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.
Counterparty Risk. The use of derivatives also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (i.e., a counterparty or clearinghouse) or the failure of a counterparty to make required payments or otherwise comply with the terms of the contract. The risk is partially mitigated if collateral or margin has been posted and is held against the position.
Credit Risk. Credit derivatives used by a Portfolio are at risk of loss to the extent that the Portfolio sells a credit default swap on a reference entity that is unable to make principal and interest payments when due or otherwise honor its obligations. The Adviser or Sub-Adviser, through its internal risk management processes, monitors credit risk and seeks to limit risk by restricting the exposure that each Portfolio has to any one credit, where feasible and appropriate.
Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying assets, reference rate, or index can result in a loss substantially greater than the amount implied by its notional value. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in that Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.
Interest Rate Risk. The value of some derivative instruments in which the Portfolios invest may be particularly sensitive to changes in prevailing interest rates. The Portfolio may experience loss from such instruments if interest rates move in a direction unanticipated by the Adviser or Sub-Adviser.
Operational Risk. Operational risk generally refers to the risks related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error. Operational risks related to derivatives transactions are mitigated through a variety of processes, including trade confirmation review and segregation controls, risk management plans, third-party vendor procurement processes, and disaster recovery and business continuity procedures, among others.
Legal Risk. Legal risk refers to the risks related to insufficient documentation, insufficient capacity or authority of a counterparty to enter into a derivatives transactions, or legality or enforceability of a derivatives transaction contract. Legal risks related to derivatives transactions are mitigated through a variety of processes, including the review and negotiation of derivatives-related documentation related to derivatives transactions, as well as the ongoing monitoring of regulatory releasees, guidance and other publications to ensure sufficient liquidity and compliance with applicable securities laws, among other processes.
Commodity Risk. A Portfolio’s investments in commodity-linked derivative instruments and commodities may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments or commodities may be affected by changes in overall market movements, foreign currency exchange rates, commodity index volatility, changes in inflation, interest rates, or supply and demand factors affecting a particular industry or commodity market, such as climate changes, weather, livestock disease, pandemics and public health emergencies, embargoes, taxation, war, terrorism, cyber-hacking, economic and political developments, environmental proceedings, tariffs, changes in storage costs, availability of transportation systems, and international economic, political and regulatory developments. The value of commodities and commodity-linked derivative instruments may also experience significant price volatility as a result of being the target of market fraud and price manipulation.
Other Risks. Participation in the markets for derivative instruments may also involve transaction costs to which a Portfolio may not be subject absent the use of these strategies. A Portfolio’s ability to use derivatives may also be limited by certain legal, regulatory and tax considerations. Derivatives are also subject to the risk of mispricing or improper valuation. Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Portfolio and its counterparty and certain derivative transactions may be terminated by the counterparty or the Portfolio, as the case may be, upon the occurrence of certain Portfolio-related or counterparty-related events, which may result in losses or gains to the Portfolio based on the market value of the derivative transactions entered into between the Portfolio and the counterparty. It may not be possible for a Portfolio to modify, terminate, or offset the Portfolio’s obligations or the Portfolio’s exposure to the risks associated with a derivative transaction prior to its termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Portfolio. Upon the expiration or termination of a particular contract, a Portfolio may wish to retain a Portfolio’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found, which could cause the Portfolio not to be able to maintain certain desired investment exposures or not to be able to hedge other investment positions or risks, which could cause losses to the Portfolio. Furthermore, after such an expiration or termination of a particular contract, a Portfolio may have fewer counterparties with which to engage in additional derivative transactions, which could lead to potentially greater counterparty risk exposure to one or more counterparties and which could increase the cost of entering into certain derivatives. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. For Portfolios that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed-income securities, changes in the value of the fixed-income securities may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.
Furthermore, the SEC has adopted new regulations related to the use of derivatives and related instruments by registered investment companies. These regulations may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness of a Portfolio’s derivative transactions and cause such Portfolio to lose value.
More Information About Types of Derivative Instruments, Strategies, and Related Risks
The Portfolios may purchase and sell (write) both put options and call options on securities, swap agreements, securities indices, and foreign currencies, and enter into interest rate, foreign currency, index and futures contracts and purchase and sell options on such futures contracts (“futures options”) and forward contracts, including forward foreign currency exchange contracts for hedging purposes, or as part of their overall investment strategies, except that those Portfolios that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures, forwards, swaps or options. The Portfolios may use options on interest rate futures and options on interest rate swaps to manage exposure to changes in interest rates or to adjust portfolio duration. The Portfolios (and in particular the Index 500 Stock, Index 400 Stock and Index 600 Stock Portfolios) may invest in futures and swap agreements to seek to replicate the composition and performance of their target index. The Portfolios (except for the Government Money Market and Long-Term U.S. Government Portfolios) also may purchase and sell foreign currency options, futures, and forwards for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Portfolio also may enter into swap agreements with respect to interest rates, commodities and indices of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Portfolios (and in particular, the Inflation Managed Portfolio) may enter into swap agreements to manage and reduce the effects of inflation. In addition, the Fixed-Income Portfolios may invest in swap agreements and other derivative instruments to adjust their portfolio’s duration and yield curve exposure.
The Portfolios may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative product which is not presently contemplated for use by the Portfolios or which are not currently available, but which may be developed, to the extent such opportunities are both consistent with the Portfolios’ respective investment objectives and legally permissible for the Portfolios. Before making such investments, the Portfolio would supplement the disclosure in its Prospectus or SAI, if the Portfolio determined it to be appropriate.

The Portfolios might not employ any of the strategies described herein, and no assurance can be given that any strategy used will succeed. Suitable derivative transactions may not be available in all circumstances. More information about the types of derivatives the Portfolios may use and the related risks is discussed in greater detail below.
Options on Securities and Indices.
A Portfolio may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed-income or other securities or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an OTC market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price often at any time during the term of the option for American options or only at expiration for European options. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Some put options written by a Portfolio may be primarily for the purpose of providing liquidity to the counterparty and may be structured to have an exercise price that is less than the market value of the underlying securities that would be received by the Portfolio. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)
If an option written by a Portfolio expires unexercised, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Adviser or Sub-Adviser desires.
A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
The Portfolios may use a combination of call and put options in pursuing their strategies.
Additional Risks Associated with Options on Securities and Indices. There are several risks associated with transactions in options on securities and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
The writer of an American-style option often has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. To the extent a Portfolio writes a put option, the Portfolio has assumed the obligation during the option period to purchase the underlying investment from the put buyer at the option’s exercise price if the put buyer exercises its option, regardless of whether the value of the underlying investment falls below the exercise price. This means that a Portfolio that writes a put option may be required to take delivery of the underlying investment and make payment for such investment at the exercise price. This may result in losses to the Portfolio and may result in the Portfolio holding the underlying investment for some period of time when it is disadvantageous to do so.

If a put or call option purchased by the Portfolio is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio is unable to close out an option that it had purchased on a security, it will have to exercise the option in order to realize any profit or the option may expire worthless.
If trading were suspended in an option purchased by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Portfolio is covered by an option on the same index purchased by the Portfolio, movements in the index may result in a loss to the Portfolio; however, such losses may be mitigated by changes in the value of the Portfolio’s securities during the period the option was outstanding.
To the extent that a Portfolio writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Portfolio has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. If a Portfolio is unable to close out such a call option, the Portfolio will not be able to sell the underlying security unless the option expired without exercise.
Foreign Currency Options.
Portfolios that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. These Portfolios may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Portfolio to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Futures Contracts and Options on Futures Contracts.
A futures contract is an agreement to buy or sell a financial instrument, foreign currency or the cash value of an index at a set price on a future date. These contracts are traded on exchanges, so that, in most cases, a party can close out its position on the exchange for cash, without delivering the underlying asset. An option on a futures contract gives the holder of the option the right to buy (or sell) a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.
Each Portfolio (except for the Government Money Market Portfolio) may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities, and security or commodity indices. The Portfolios may use options on interest rate futures and options on interest rate swaps to manage exposure to changes in interest rates or to adjust portfolio duration. To the extent that a Portfolio may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon.
A futures contract on an index is an agreement pursuant to which a party agrees to pay or receive an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies. It is expected that other futures contracts will be developed and traded in the future. Certain futures contracts on indices, financial instruments or foreign currencies may represent new investment products that lack track records.

A Portfolio may purchase and write call and put options on futures contracts. Futures options possess many of the same characteristics as options on securities and indices (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.
Limitations on Use of Futures and Futures Options. When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or futures commission merchant, if legally permitted) a specified amount of margin (“initial margin”). The margin required for a futures contract is set by the clearinghouse through which the contract is cleared and may be modified during the term of the contract. Margin requirements on foreign clearinghouses may be different than U.S. clearinghouses. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each Portfolio expects to earn interest income on its initial margin deposits. Each day a Portfolio pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.”
A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.
Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. The transaction costs must also be included in these calculations.
Additional Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures contracts on U.S. government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. government securities reacted. To the extent, however, that a Portfolio enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of such Portfolio’s holdings of U.S. government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or a futures option position, and that Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
Forward Contracts.
A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. A Portfolio may enter into a forward contract for any legal purpose consistent with its investment objective.
The most typically used type of forward contract is forward foreign currency exchange contracts. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). A Portfolio also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”).
Additional Risks of Forward Currency Exchange Contracts. These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio’s foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio’s currency exposure from one foreign currency to another removes that Portfolio’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if its portfolio manager’s projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.
Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.
When-Issued, Delayed Delivery and Forward Commitment Transactions.
Each of the Portfolios may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. These transactions may be known as to-be-announced (“TBA”) transactions.
When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolios’ other investments. If the other party to a transaction fails to deliver the securities, the Portfolio could miss a favorable price or yield opportunity. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When a Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.
A Portfolio may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss. There is no percentage limitation on the extent to which the Portfolios may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. Such transactions also can be subject to the risks discussed under “Derivative Instruments” above.
Swap Agreements and Options on Swap Agreements.
Each Portfolio (except for the Government Money Market Portfolio) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security indices, specific securities, and credit- and event-linked swaps. Each Portfolio (and in particular the Inflation Managed Portfolio) may enter into swap agreements to manage or reduce the risk of the effects of inflation with respect to its positions in non-inflation indexed securities. A Portfolio also may enter into options on swap agreements (“swaptions”).
A Portfolio may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost efficient manner.
OTC swap agreements are bilateral contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard OTC swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Certain swap agreements, such as interest rate swaps, are traded on exchanges and cleared through central clearinghouses. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

A total return swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of underlying assets, which may include a specific security, a basket of securities, or a securities index during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.
Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Portfolio. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty.
A Portfolio also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Portfolio (except for the Government Money Market Portfolio) may write (sell) and purchase put and call swaptions.
Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.
A Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying reference instrument. For example, a Portfolio may enter into a volatility swap in order to take the position that the reference instrument’s volatility will increase over a particular period of time. If the reference instrument’s volatility does increase over the specified time, the Portfolio will receive a payment from its counterparty based upon the amount by which the reference instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the reference instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the reference instrument’s realized volatility level falls below the volatility level agreed upon by the parties. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap. Certain of the Portfolios may engage in variance swaps.
A Portfolio also may enter into OTC and cleared credit default swap agreements. A credit default swap agreement may reference one or more debt securities or obligations that are not currently held by the Portfolio. The protection “buyer” in an OTC credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.
The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the credit soundness of the issuer of the reference obligation and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.
Credit default swap agreements sold by a Portfolio may involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk (with respect to OTC credit default swaps) and credit risk. A Portfolio will enter into uncleared credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments requires the clearing and exchange-trading of certain standardized OTC derivative instruments that the CFTC and SEC have defined as “swaps.” Separately, under the trade execution requirement, swap transactions subject to the clearing requirement must be traded on either a Designated Contract Market (“DCM”) or Swap Execution Facility (“SEF”) unless no DCM or SEF “makes the swap available to trade.” The Adviser and the Sub-Advisers will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Portfolios ability to enter into swap agreements.
Whether a Portfolio’s use of swap agreements or swaptions will be successful in furthering its investment objective will depend on the Adviser’s or Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolios will enter into OTC swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Portfolios by the Internal Revenue Code of 1986, as amended (the “Code”) may limit the Portfolios’ ability to use swap agreements. The swaps market is subject to increasing regulations. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the reference asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest. A Portfolio bears the risk that the Adviser or Sub-Adviser will not accurately forecast future market trends or the values of assets, reference rates, indices, or other economic factors in establishing swap positions for the Portfolio. If the Adviser or Sub-Adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Portfolio will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Portfolio. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Many swaps are complex and often valued subjectively.
A Portfolio also may enter into recovery locks. A recovery lock is an agreement between two parties that provides for a fixed payment by one party and the delivery of a reference obligation, typically a bond, by the other party upon the occurrence of a credit event, such as a default, by the issuer of the reference obligation. Recovery locks are used to “lock in” a recovery amount on the reference obligation at the time the parties enter into the agreement. In contrast to a credit default swap where the final settlement amount may be dependent on the market price for the reference obligation upon the credit event, a recovery lock fixes the settlement amount in advance and is not dependent on the market price of the reference obligation at the time of the credit event. Unlike certain other types of derivatives, recovery locks generally do not involve upfront or periodic cash payments by either of the parties. Instead, payment and settlement occur after there has been a credit event. If a credit event does not occur prior to the termination date of a recovery lock, the agreement terminates and no payments are made by either party. A Portfolio may enter into a recovery lock to purchase or sell a reference obligation upon the occurrence of a credit event.
Recovery locks are subject to the risk that the Adviser or Sub-Adviser will not accurately forecast the value of a reference obligation upon the occurrence of a credit event. For example, if a Portfolio enters into a recovery lock and agrees to deliver a reference obligation in exchange for a fixed payment upon the occurrence of a credit event, the value of the reference obligation or eventual recovery on the reference obligation following the credit event may be greater than the fixed payment made by the counterparty to the Portfolio. If this occurs, the Portfolio will incur a loss on the transaction. In addition to general market risks, recovery locks are subject to illiquidity risk, counterparty risk and credit risk. The market for recovery locks is relatively new and is smaller and less liquid than the market for credit default swaps and other derivatives. Elements of judgment may play a role in determining the value of a recovery lock. It may not be possible to enter into a recovery lock at an advantageous time or price. A Portfolio will only enter into recovery locks with counterparties that meet certain standards of creditworthiness.
Rule 18f-4 Program Concerning Derivatives Usage
Pursuant to Rule 18f-4 under the 1940 Act, the Series Fund, on behalf of the Portfolios, has adopted and implemented a derivatives risk management program (“DRMP”), which includes policies and procedures that are reasonably designed to manage each relevant Portfolio’s derivatives risk and reasonably segregates the functions associated with the program from the portfolio management of the Portfolios. Rule 18f-4 permits a fund to enter into derivatives transactions provided it adopts and implements a DRMP (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and complies with specific value-at-risk (“VaR”) leverage limits for certain derivatives users and reporting requirements in respect of derivatives usage. These requirements apply to all Portfolios entering into derivatives transactions except those that qualify as “limited derivatives users,” which Rule 18f-4 defines as a fund that limits its derivatives exposure to no more than 10% of its net assets, provided that the fund establishes appropriate policies and procedures reasonably designed to manage derivatives risks. In addition, under Rule 18f-4, the Portfolios are permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if such Portfolio reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due.
Separately, pursuant to Rule 38a-1 of the 1940 Act, the Series Fund has adopted Rule 18f-4 policies and procedures, which operate in conjunction with the Rule 18f-4 Program. The Series Fund Rule 18f-4 program and policies and procedures provide for the establishment, maintenance, and enforcement of investment, risk management, and related guidelines for each Portfolio’s derivatives risks.
As discussed in the “Investment Policies” section of this SAI, above, a Portfolio may enter into reverse repurchase agreements or similar financing transactions if: (i) the Portfolio complies with the asset coverage requirements of section 18 and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the asset coverage ratio; or (ii) the Portfolio treats all reverse repurchase agreements or similar financing transactions as derivatives transactions. Pursuant to its Rule 18f-4 derivatives risk management program, the Fund has elected to treat all reverse repurchase agreements and similar financing transactions as derivative transactions.
Regulatory Impact
Additional government regulation of various types of derivative instruments, including futures, forwards, options and swap agreements, may limit or prevent a Portfolio from using such instruments as a part of its investment strategy, and could ultimately prevent a Portfolio from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of a Portfolio to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Portfolios engage in derivative transactions could also prevent the Portfolios from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Portfolios or the ability of the Portfolios to continue to implement their investment strategies. The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the clearinghouses are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.
In particular, the Dodd-Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Portfolios may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions.
The federal banking regulators, the SEC, and the CFTC have issued regulations requiring the posting of initial and variation margin for uncleared swaps. Some of these requirements apply to transactions in which the Portfolio is or will be a counterparty. Such requirements could increase the amount of margin required to be provided by the Portfolio in connection with its derivatives transactions or could require increased documentation and, therefore, make derivatives transactions more expensive. In addition, under special resolution regimes adopted in the United States, the European Union and various other jurisdictions, in the event of a counterparty’s (or its affiliate’s) insolvency, the Portfolios’ ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated. Such regimes provide governmental authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Portfolios could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).
In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require its direct participants (which generally would be a bank or broker-dealer) to submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which the direct participant is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services. The Treasury repo transactions of registered funds with any direct participants of a CCA will be subject to the mandatory clearing requirement. Currently, the Fixed Income Clearing Corporation (“FICC”) is the only CCA for U.S. Treasury securities. On February 25, 2025, the SEC extended the compliance date applicable to the clearing mandate for Treasury repo transactions. Under the extended compliance date, market participants, absent an exemption, will be required to clear Treasury repo transactions under the rule as of June 30, 2027. The clearing mandate is expected to result in a Portfolio being required to clear all or substantially all of its Treasury repo transactions as of the compliance date, and the Portfolio may incur costs in connection with entering into new agreements (or amending existing agreements) with direct participants of a CCA and potentially other market participants and taking other actions to comply with the new requirements. In addition, following the compliance the costs and benefits of entering into Treasury repo transactions to a Fund may be impacted as compared to Treasury repo transactions a Fund may enter into prior to the compliance date. The Adviser will monitor developments in the Treasury repo transactions market as the implementation period progresses.
Swap dealers, major market participants and swap counterparties are experiencing, and will continue to experience, new and additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated thereunder may negatively impact a Portfolio’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Portfolio or its counterparties may impact that Portfolio’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements even if not directly applicable to the Portfolios, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of a Portfolio’s investments and cost of doing business, which could adversely affect investors.

Exclusion of Adviser from Commodity Pool Operator Status
With respect to the Portfolios, the Adviser has claimed relief from being considered a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Portfolios, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.
The terms of the CPO exclusion require each Portfolio, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts. Because the Adviser and the Portfolios intend to comply with the terms of the CPO exclusion, a Portfolio may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments.
If, in the future, a Portfolio can no longer satisfy these requirements, the Adviser would become subject to registration and regulation as a CPO with respect to the Portfolio, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Portfolios, the Portfolios may incur additional compliance and other expenses.
The Portfolios are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Portfolios, their investment strategies or this SAI.
Event-Linked Exposure
Certain Portfolios may obtain event-linked exposure by investing in “event-linked bonds,” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index portfolio losses, industry indices, or readings of scientific instruments rather than specific actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Portfolio to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk and adverse tax consequences.
Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Private Placement Transactions and Illiquid Assets” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.
Firm Commitment Agreements, “When Issued” Securities and Delayed-Delivery Transactions
Each Portfolio may enter into firm commitment agreements for the purchase of securities at an agreed upon price on a specified future date. A Portfolio may purchase new issues of securities on a “when issued” basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction, or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). Such transactions might be entered into, for example, when the manager of a Portfolio anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.
A Portfolio will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price - and all the rights and risks of ownership of the securities - accrue to the Portfolio at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Portfolio to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Portfolio is obligated to purchase such securities it may maintain in a segregated account U.S. Government securities, high-grade debt obligations, cash or cash equivalents or other liquid assets of an aggregate current value sufficient to make payment for the securities. The longer the period between purchase and settlement, the greater the risks and the longer the period during which alternative investment options are unavailable to the Portfolio. When the Portfolios engage in when-issued or delayed-delivery transactions, they rely on the other party to consummate the trade. Failure of the seller to do so may result in a Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
Foreign Securities, Foreign Currencies, Foreign Interest Rates, Depositary Receipts, and Synthetic Local Access Instruments
Investors should recognize that investing in foreign markets involves certain risks, including but not limited to those discussed below. For additional risks related to foreign investments, see “Additional Risks of Options on Foreign Currencies, Forward Contracts and Foreign Instruments.”
Foreign Securities. Each Portfolio may invest in foreign securities, subject to the limitations of its investment objective and strategies.
There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Portfolios, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing their assets and calculating their net asset value. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. To the extent issuers domiciled in the U.S. have extensive business markets or operations overseas, certain of these risk factors may also be present when investing in the securities of those U.S. issuers.
Emerging Markets. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks may be greater for some emerging market countries than others. Emerging market countries include countries determined by the Adviser or Sub-Adviser to have emerging market economies, taking into account a number of factors, such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries, but are not limited to, countries that comprise the MSCI Emerging Markets Index. A company is considered to be an emerging market company if the adviser determines that the company meets one or more of the following criteria: the company (1) is organized under the laws of, or has its principal office in an emerging market country; (2) has its principal securities trading market in an emerging market country; and/or (3) derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict each Portfolio’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

Shares of companies that only trade on an emerging market securities exchange are not likely to file reports with the SEC. The availability of financial information about such companies, and its reliability, may be compromised since such companies are generally not subject to the same regulatory, accounting, auditing or auditor oversight requirements applicable to companies that file reports with the SEC.
Investors in emerging markets may not have the ability to seek certain legal remedies in U.S. courts as private plaintiffs. As a practical matter, investors may have to rely on domestic legal remedies that are available in the emerging market and such remedies are often limited and difficult for international investors to pursue. Shareholder claims, including class action and securities law and fraud claims, generally are difficult or impossible to pursue as a matter of law or practicality in many emerging markets. In addition, the SEC, U.S. Department of Justice and other authorities often have substantial difficulties in bringing and enforcing actions against non-U.S. companies and non-U.S. persons, including company officers and directors, in certain emerging markets due to jurisdictional limitations, matters of comity and various other factors.
In addition, many countries in which the Portfolios may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.
Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, each Portfolio could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the shareholders of a Portfolio.
Frontier Markets. Investments in emerging markets may include, in some cases, investments in a sub-set of emerging markets known as frontier markets. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, more political and economic instability, weaker legal, financial accounting and regulatory infrastructure, and more governmental limitations on foreign investments than typically found in more developed countries, and frontier markets typically have greater market volatility, lower trading volume, lower capital flow, less investor participation, fewer large global companies and greater risk of a market shutdown than more developed markets. Frontier markets are more prone to economic shocks associated with political and economic risks than are emerging markets generally. While certain Portfolios may invest in emerging market issuers, no Portfolio, with the exception of the Emerging Markets Equity Portfolio, will invest in frontier market issuers as a principal investment strategy.
Asian Investing Risk. Certain of the Portfolios may invest a significant portion of their assets in Asian securities, and those Portfolios may be more volatile than a portfolio that is broadly diversified geographically. Such investments are subject to general economic and political conditions in Asia and the Asia region may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Europe. Many Asian countries can be characterized as emerging markets or newly industrialized and tend to experience more volatile economic cycles than developed countries and are subject to the risks described above under “Emerging Markets Risk.” Many countries in Asia have historically experienced political uncertainty, corruption, military intervention, social unrest and natural disasters.
Investing in Asian companies could be adversely affected by major hostilities in the region. If a military conflict or the perception of such a conflict occurs, it could affect many aspects of the region’s economy, which may subject a Portfolio to increased volatility. Many Asian countries are dependent on the economies of the U.S. and Europe as key trading partners. Reduction in spending on products and services or changes in the U.S. or European economies or their relationships with countries in the region may cause an adverse impact on the regional economy, which may have a negative impact on a Portfolio’s investments. Most of the securities markets of Asia have substantially less volume than markets in the U.S., and equity and debt securities of most companies in Asia are less liquid and more volatile than equity and debt securities of U.S. companies of comparable size. In addition, Asia has historically depended on oil for most of its energy requirements. Almost all of its oil is imported. In the past, oil prices have had a major impact on the Asian economy. Further, the Asian region has in the past experienced earthquakes, mud slides and tidal waves of varying degrees of severity (e.g., tsunami), and the risks of such phenomena, and the damage resulting from natural disasters, continue to exist.
China Investing, Generally. In addition to the risks of investing in foreign securities, and the risks of emerging markets and Asian investing as described above, investing in China presents additional risks. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect a Portfolio’s investments. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economies and securities markets of China or Hong Kong. The Chinese government could, at any time, alter or discontinue economic reform programs implemented many years ago and could return to the prior, completely centrally planned, economy. Actual and threatened responses to such military conflicts, internal, social unrest, cyberattacks and other activities, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may adversely impact China’s economy and Chinese issuers of securities. Military conflicts, either in response to internal social unrest or conflicts with other countries, are an ever present consideration. The adoption or continuation of protectionist trade policies by one or more countries (including the U.S.) could lead to decreased demand for Chinese products and have an adverse effect on the Chinese securities markets. The current political climate has intensified concerns about heightened trade tensions between China and the United States, as each country has imposed, and may in the future impose additional, tariffs on the other country’s products. These actions may result in a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on a Portfolio’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Developments regarding the course and impact of changing trade policies between the U.S. and China are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.
Chinese authorities may intervene in the China securities market and halt or suspend trading of securities for short or even longer periods of time. The Chinese securities market continues to experience considerable volatility and has been subject to relatively frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, which could include securities held by the Portfolios.
China Investing, Directly Through Stock Connect Programs. Exposure to China may be gained through investments in securities that are economically tied to China or, in some cases, through direct investment in China securities. In recent years, non-Chinese investors, including mutual funds, have been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified brokers that have stock connect programs. China Stock Exchange-listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program, through the Shenzhen-Hong Kong Stock Connect Program, and may be available in the future through additional stock connect programs as they are developed in different locations (collectively, “Stock Connect Programs”). The Shenzhen and Shanghai Stock Connect Programs are securities trading and clearing programs developed between the Stock Exchange of Hong Kong, the China Securities Depository and Clearing Corporation Limited and either the Shanghai Stock Exchange or the Shenzhen Stock Exchange. Investors through Stock Connect Programs are subject to PRC regulations and Shanghai or Shenzhen Stock Exchange listing rules, among others. The regulations governing Stock Connect Programs are relatively new, untested and subject to changes which could adversely impact a Portfolio's rights with respect to the securities. Investing in China A shares through Stock Connect Programs may be limited by aggregate and daily quota limitations. Additionally, investments through Stock Connect Programs are subject to various risks, including liquidity risk, currency risk, legal and regulatory uncertainty risk, execution risk, operational risk, tax risk, counterparty risk and credit risk. As of the date of this SAI, the Emerging Markets Equity Portfolio plans to invest in China A shares through Stock Connect Programs.
China Investing, Through Variable Interest Entities. A Portfolio may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (VIEs). Because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China, certain Chinese companies have used VIEs to facilitate foreign investment without distributing direct ownership of companies based or operated in China. In such cases, the Chinese operating company establishes an offshore company, and the offshore company enters into contractual arrangements (often through an intermediary entity) with the Chinese company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the Chinese company. Shares of the offshore company, in turn, are listed and traded on exchanges outside of China and are available to non-Chinese investors, such as the Fund. This arrangement allows non-Chinese investors in the offshore company to obtain economic exposure to the Chinese company without direct equity ownership in the Chinese company.
Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. There is a risk that China may cease to tolerate VIEs at any time or impose new restrictions on the structure, in each case either generally or with respect to specific industries, sectors or companies. Investments involving a VIE may also pose additional risks because such investments are made through a company whose interests in the underlying Chinese company are established through contract rather than through equity ownership. For example, in the event of a dispute, the offshore company’s contractual claims with respect to the Chinese company may be deemed unenforceable in China, thus limiting (or eliminating) the remedies and rights available to the offshore company and its investors. Such legal uncertainty may also be exploited against the interests of the offshore company and its investors. Further, the interests of the equity owners of the Chinese company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and directors of the Chinese company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. The VIE structure generally restricts a Portfolio’s ability to influence the Chinese company through proxy voting and other means and may restrict the ability of an issuer to pay dividends to shareholders from the Chinese company’s earnings. VIE structures also could face delisting or other ramifications for failure to meet the requirements of the SEC, the Public Company Accounting Oversight Board (PCAOB) or other United States regulators. If these risks materialize, the value of investments in VIEs could be adversely affected and a Portfolio could incur significant losses with no recourse available.
Foreign Currency. Each Portfolio’s management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when a Portfolio changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Portfolios from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.
Each Portfolio may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Further, certain currencies may not be internationally traded. Some countries in which the Portfolios may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar.
Certain currencies may experience a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Portfolio’s securities are denominated may have a detrimental impact on that Portfolio. A Portfolio’s manager endeavors to follow a flexible policy seeking to avoid unfavorable consequences and to take advantage of favorable developments that may impact securities denominated in foreign currencies. The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.
Foreign Interest Rates. To the extent each Portfolio invests in debt securities denominated in a particular foreign currency, changes in interest rates in the domicile country of that currency will affect the value of the assets so invested and, consequently, the Portfolio’s share price. Rising interest rates in a foreign country, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security denominated in that country’s currency to decrease, having a negative effect on the value of the Portfolio’s shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times. Fluctuations in foreign interest rates will not necessarily correspond with fluctuations in U.S. interest rates.
Depositary Receipts. The Portfolios may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolios may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets. Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.
Synthetic Local Access Instruments. Participation notes, market access warrants, and other similarly structured products (collectively, “synthetic local access instruments”) are derivative instruments typically used by foreign investors to obtain exposure to investments in certain markets where direct ownership by foreign investors is restricted or limited by local law. Synthetic local access instruments are generally structured by a local branch of a bank, broker-dealer, or other financial institution to replicate exposure to one or more underlying securities. The holder of a synthetic local access instrument may be entitled to receive any dividends paid in connection with the underlying securities, but usually does not receive voting rights as it would if such holder directly owned the underlying securities.
Synthetic local access instruments also involve risks that are in addition to the risks normally associated with a direct investment in the underlying securities. Synthetic local access instruments represent unsecured, contractual obligations of the banks, broker-dealers, or other financial institutions that issue them and are therefore subject to the credit risk of the issuer and the issuer’s ability or willingness to perform in accordance with the terms of the instrument. Synthetic local access instruments are subject to the liquidity risk of the underlying security as well as the liquidity risk that a limited or no secondary market exists for trading synthetic local access instruments. In addition, the trading price of a synthetic local access instrument, if any, may not equal the value of the underlying securities.
High Yield, High Risk Bonds
Each of the Portfolios, except the Government Money Market Portfolio, may invest in high yield, high risk bonds, commonly referred to as “junk” bonds. The Fund considers a debt security to be a junk bond if the debt security is rated below investment grade by at least two of the three credit ratings agencies used by the Fund (BB+ or lower by S&P Ba1 or lower by Moody's; BB+ or lower by Fitch), or if unrated, determined by the Portfolio's Adviser or Sub-Adviser to be of comparable quality. The total return and yield of junk bonds generally can be expected to fluctuate more than the total return and yield of higher quality, shorter term bonds, but may not fluctuate as much as those of common stocks. Junk bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

Investments in securities rated below investment grade that are eligible for purchase by certain Portfolios are described as “speculative” by Moody’s, S&P and Fitch. Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments, issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of debt securities that are high yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities.
High yield securities and debt securities of distressed companies may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of these securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in prices of high yield securities and debt securities of distressed companies because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolios by investing in such securities, may incur additional expenses to seek recovery of their respective investments. In the case of securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.
The secondary market on which high yield and distressed company securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolios could sell a high yield or distressed company security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield and distressed company securities, especially in a thinly-traded market. When secondary markets for high yield and distressed company securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.
The use of credit ratings as the sole method of evaluating high yield securities and debt securities of distressed companies can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments of a debt security, not the market value risk of a security. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser and Sub-Adviser do not rely solely on credit ratings when selecting debt securities for the Portfolios, and develop their own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a debt security held by a Portfolio, the Portfolio may retain the security if the Adviser or Sub-Adviser deems it in the best interest of shareholders.
Hybrid Instruments
Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. Each of the Portfolios (except for the Government Money Market Portfolio) may invest in hybrid instruments. Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Normally, a hybrid instrument may be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement is determined by reference to prices, changes in prices, or differences between prices of underlying assets such as, for example, securities, currencies, intangibles, goods, articles or commodities. Alternatively, interest and/or principal or stated amounts payable may be determined by reference to a benchmark such as, for example, another objective index, economic factor, or other measure, interest rates, currency exchange rates, or commodity or securities indices. Because of these structural differences, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrids may also include range floaters which are a deposit or a note that accrues interest daily when the underlying reference point is within a predetermined range and accrues at a below-market rate (normally 0%) when outside that range.
Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value. See “Adjustable Rate Securities (including Variable, Floating and Inverse Floating Rate) and Master Demand Notes” above for additional information.
There is no guarantee that the use of hybrid instruments will be successful, and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issue of the hybrid instrument. Additionally, the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and the underlying benchmarks or prices for the underlying assets may be highly volatile and this volatility may be magnified still further by the terms of the hybrid instrument itself. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates, or bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter situation may result in leverage, meaning that the hybrid instrument is structured such that the risk of loss, as well as the potential for gain, is magnified. Under certain conditions, the redemption value of such an instrument could even be zero. Hybrid instruments may also involve greater liquidity risk than other types of investments; since they are often individually negotiated to meet the portfolio needs of a particular investor, the number of other investors that are willing and able to buy such investments in the secondary market may be smaller than that for more traditional investments. Hybrid instruments also may not be subject to regulation by federal agencies such as the CFTC and the SEC, which generally regulate the trading of commodities and securities, respectively.
Inflation-Indexed Bonds
The Portfolios may purchase inflation-linked securities issued by the U.S. Treasury, U.S. government agencies and instrumentalities other than the U.S. Treasury, and entities other than the U.S. Treasury or U.S. government agencies and instrumentalities. Inflation-indexed bonds are debt instruments whose principal value is adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of the semiannual coupon.
Inflation-linked securities are designed to offer a return linked to inflation, thereby protecting future purchasing power of the money invested in them. However, inflation-linked securities provide this protected return only if held to maturity. In addition, inflation-linked securities may not trade at par value. Real interest rates (the market rate of interest less the anticipated rate of inflation) change over time as a result of many factors, such as what investors are demanding as a true value for money. When real rates do change, inflation-linked securities prices will be more sensitive to these changes than conventional bonds, because these securities were sold originally based upon a real interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of inflation-linked securities and the share price of a Portfolio holding these securities will fall. Investors in the Portfolios should be prepared to accept not only this share price volatility but also the possible adverse tax consequences it may cause.
An investment in securities featuring inflation-adjusted principal and/or interest involves factors not associated with more traditional fixed principal securities. Such factors include the possibility that the inflation index may be subject to significant changes, those changes in the index may or may not correlate to changes in interest rates generally or changes in other indices, or that the resulting interest may be greater or less than that payable on other securities of similar maturities. In the event of sustained deflation, it is possible that the amount of semiannual interest payments, the inflation-adjusted principal of the security and the value of the stripped components, will decrease. If any of these possibilities are realized, a Portfolio’s net asset value could be negatively affected.

Inflation-linked Treasury Securities. Inflation-linked U.S. Treasury securities are U.S. Treasury securities with a final value and interest payment stream linked to the inflation rate. Inflation-linked U.S. Treasury securities may be issued in either note or bond form. Inflation-linked U.S. Treasury notes have maturities of at least one year, but not more than 10 years. Inflation-linked U.S. Treasury bonds have maturities of more than 10 years.
Inflation-linked U.S. Treasury securities may be attractive to investors seeking an investment backed by the full faith and credit of the U.S. government that provides a return in excess of the rate of return or inflation. These securities were first sold in the U.S. market in January 1997. Inflation-linked U.S. Treasury securities are auctioned and issued on a quarterly basis.
Structure and Inflation Index. The principal value of inflation-linked U.S. Treasury securities will be adjusted to reflect changes in the level of inflation. The index for measuring the inflation rate for inflation-linked U.S. Treasury securities is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (Consumer Price Index) published monthly by the U.S. Department of Labor’s Bureau of Labor Statistics.
Semiannual coupon interest payments are made at a fixed percentage of the inflation-linked principal value. The coupon rate for the semiannual interest rate of each issuance of inflation-linked U.S. Treasury securities is determined at the time the securities are sold to the public (i.e., by competitive bids in the auction). The coupon rate will likely reflect real yields available in the U.S. Treasury market; real yields are the prevailing yields on U.S. Treasury securities with similar maturities, less then-prevailing inflation expectations. While a reduction in inflation will cause a reduction in the interest payment made on the securities, the repayment of principal at the maturity of the security is guaranteed by the U.S. Treasury to be no less than the original face or par amount of the security at the time of issuance.
Indexing Methodology. The principal value of inflation-linked U.S. Treasury securities will be indexed, or adjusted, to account for changes in the Consumer Price Index. Semiannual coupon interest payment amounts will be determined by multiplying the inflation-linked principal amount by one-half the stated rate of interest on each interest payment date.
Taxation. The taxation of inflation-linked U.S. Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.
U.S. Government Agencies. A number of U.S. government agencies and instrumentalities other than the U.S. Treasury may issue inflation-linked securities. Some U.S. government agencies have issued inflation-linked securities whose design mirrors that of the inflation-linked U.S. Treasury securities described above.
Other Entities. Entities other than the U.S. Treasury or U.S. government agencies and instrumentalities may issue inflation-linked securities. While some entities have issued inflation-linked securities whose design mirrors that of the inflation-linked U.S. Treasury securities described above, others utilize different structures. For example, the principal value of these securities may be adjusted with reference to the Consumer Price Index, but the semiannual coupon interest payments are made at a fixed percentage of the original issue principal. Alternatively, the principal value may remain fixed, but the coupon interest payments may be adjusted with reference to the Consumer Price Index.
Initial Public Offerings; Smaller Capitalization Companies; Unseasoned Issuers
Each Portfolio may participate in initial public offerings. A Portfolio that purchases securities issued in an IPO is subject to the risk that the value of the securities may rise or fall more rapidly than other investments. Prior to an IPO, there is generally no public market for an issuer’s common stock. There can be no assurance that an active trading market will develop or be sustained following the IPO, therefore, the market price for the securities may be subject to significant fluctuations and a Portfolio may be affected by such fluctuations. In addition, securities issued in an IPO are often issued by a company that may be in the early stages of development with a history of little or no revenues and such company may operate at a loss following the offering. A Portfolio’s ability to obtain shares of an IPO security may be substantially limited in the event of high demand for the securities and there is no guarantee that the Portfolio will receive an allocation of shares. For IPO offerings in which the Adviser or Sub-Adviser of a Portfolio is offered a relatively small number of shares, a disproportionate number of such shares may be allocated to that Portfolio, in the Adviser’s or Sub-Adviser’s discretion. To the extent a Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. There is no guarantee that as those Portfolios’ assets grow they will continue to experience substantially similar performance by investing in IPOs.
Investing in securities of companies with continuous operations of less than three years (“unseasoned issuers”) may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Portfolio to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones. Although investing in securities of unseasoned issuers offers potential for above average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.
Investment Company Securities And Exchange Traded Funds
The Portfolios may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act and rules and regulations thereunder. Investment companies may include index based investments such as exchange traded funds (“ETFs”), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index based investments is the same as investing in a portfolio of equity securities comprising the index, although lack of liquidity in an ETF could result in it being more volatile. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses a Portfolio bears directly in connection with its own operation. The market prices of index based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Each of the Active/Passive Very Aggressive, Active/Passive Aggressive, Active Passive Moderate, Active/Passive Balanced and Active/Passive Conservative Portfolios (the “Allocation Portfolios”) invests in other Series of the Fund and ETFs. The Allocation Portfolios may pursue the equity component of their investment strategies by investing its assets in one or more of the following other Fund Series: Growth Stock, Focused Appreciation, Large Cap Core Stock, Large Cap Blend, Index 500 Stock, Large Company Value, Domestic Equity, Equity Income, Mid Cap Growth, Index 400 Stock, Mid Cap Value, Small Cap Growth Stock, Index 600 Stock, Small Cap Value, International Growth, Research International Core, International Equity and Emerging Markets Equity Portfolios (the “Underlying Portfolios”). Each of the Allocation Portfolios may pursue the fixed income component of their investment strategies by investing its assets in one or more of the following other Fund Series: Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term Government Bond Portfolio, Inflation Managed Portfolio, High Yield Bond Portfolio, and Multi-Sector Bond Portfolio (each also an “Underlying Portfolio”). In addition, each of the Allocation Portfolios may invest in ETFs as a principal investment strategy and for specific purposes, such as gaining additional exposure to certain markets, sectors, or regions, as a cash equivalent alternative investment, and for other purposes described in the Prospectus. For more information about the Underlying Portfolios, please see the Fund’s Prospectus relating to such Underlying Portfolios.
Loans (including Senior Loans) and Other Direct Debt Instruments
Each of the Portfolios may invest in fixed and/or floating rate loans and other direct debt instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a Portfolio supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed.
Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.
Loan instruments may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Thus, transactions in loan instruments may take longer than seven days to settle. This could pose a liquidity risk to the Fund and, if the Fund’s exposure to such investments is substantial, could impair the Fund’s ability to meet redemptions in a timely manner. Loans and other forms of indebtedness may be structured such that they are not securities under securities laws. As such, it is unclear whether loans and other forms of direct indebtedness offer securities law protections, such as those against fraud and misrepresentation. In the absence of definitive regulatory guidance, while there can be no assurance that fraud or misrepresentation will not occur with respect to the loans and other investments in which the Fund invests, the Fund relies on the Adviser’s or Sub-Adviser’s (as applicable) research in an attempt to seek to avoid situations where fraud or misrepresentation could adversely affect the Fund.
The Portfolios limit the amount of total assets that they will invest in issuers within the same industry (see the Portfolios’ investment limitations). For purposes of these limitations, a Portfolio generally will treat the borrower as the “issuer” of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require a Portfolio, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
The Portfolios, and in particular the Multi-Sector Bond Portfolio, may also invest in “senior loans.” Senior loans are loans made to companies whose creditworthiness is speculative and is rated below investment-grade by the major credit rating agencies, or determined to be of comparable quality by the Adviser or Sub-Adviser. Senior loans are privately negotiated between a corporate borrower and one or more financial institutions and made available for investment in the bank loan market. A Portfolio may invest in senior loans directly by assignment of the loan from the lender or indirectly through the purchase of a participation interest from the lender. Under a loan assignment, the Portfolio generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the borrower. Under a loan participation, the Portfolio will have a contractual relationship with the lender, not with the borrower, and will generally have the right to receive payments of principal and interest to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Investments in senior loans usually pay higher yields compared to investment-grade loans. The higher yields of senior loans represent the risk premium associated with lending to below investment-grade borrowers.
To the extent the Portfolios invest in senior loans, including bank loans, the Portfolios may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk. These instruments are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the Fund's ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate, and, a senior loan may lose significant market value before a default occurs. A Portfolio may also be subject to greater levels of liquidity risk as a result of this type of investment. In addition, the senior loans in which a Portfolio invests may not be listed on any exchange and a secondary market for such loans may be comparatively limited relative to markets for other more liquid fixed income securities. Consequently, transactions in senior loans may involve greater costs than transactions in more actively traded securities. Senior loans that are considered to be “covenant-lite” loans contain fewer or less restrictive constraints on the borrower than certain other types of loans, and consequently offer less protection to the loan holder. Covenant-lite loans may have increased credit risk and call risk, and may also be subject to heightened liquidity risk. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make senior loans more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Portfolio being unable to realize full value for the senior loans and/or may result in a Portfolio not receiving the proceeds from a sale of a senior loan for an extended period after such sale, each of which could result in losses to a Portfolio. Senior loans may have extended trade settlement periods, including settlement periods of greater than 7 days, which may result in cash not being immediately available to a Portfolio. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Portfolio may have to reinvest the proceeds in other senior loans or similar instruments that pay lower interest rates. Because of the risks involved in investing in senior loans, an investment in a Portfolio that invests in such instruments should be considered speculative.
Money Market Instruments
Each Portfolio is authorized to invest up to 100% of its total assets in short-term money market obligations for temporary defensive purposes. Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and various government obligations, such as Treasury bills. Money market instruments may be structured to be, or may employ a trust of other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities. Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security.
Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at the stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Portfolio will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% (5% for the Government Money Market Portfolio) of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by a U.S. Government agency or instrumentality.
Government Money Market Portfolio Investments. With respect to the Government Money Market Portfolio’s purchase of money market instruments, Rule 2a-7 under the 1940 Act prescribes certain investment limitations to control credit risk and interest rate risk.
As a “government money market portfolio” as defined under Rule 2a-7, the Government Money Market Portfolio invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. In addition, the securities purchased by the Government Money Market Portfolio are subject to the quality, diversification, and other requirements of Rule 2a-7 and other SEC rules. For example, Rule 2a-7 limits a money market fund to investing in securities that have remaining maturities of 397 calendar days or less. Also, the Government Money Market Portfolio must maintain a dollar weighted average maturity of no more than 60 calendar days. For purposes of the foregoing limits, the Government Money Market Portfolio may calculate maturity of certain adjustable rate securities in accordance with applicable regulation, which permits the Portfolio to deem the maturity of certain securities to be the next interest readjustment date or the next date that the principal amount can be recovered through demand. In addition, the Government Money Market Portfolio must maintain a dollar weighted average life to maturity without regard to interest readjustment dates of no more than 120 calendar days. The Portfolio will purchase only securities that are Eligible Securities under Rule 2a-7. When required under 2a-7, BlackRock will determine whether an instrument presents minimal credit risk pursuant to guidelines approved by the board of directors of the Fund.
Discretionary Liquidity Fee. The board of directors of the Fund has discretion to impose a liquidity fee of up to 2% upon redemptions of shares of the Government Money Market Portfolio if such fee is determined to be in the best interests of the Government Money Market Portfolio. Accordingly, redemptions of the Government Money Market Portfolio may be subject to a liquidity fee at certain times.
Mortgage-Backed Securities; Asset-Backed Securities; Other Pass-Through Securities
The Portfolios may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the Portfolios.
The Portfolios also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal and other payments on each of the underlying debt securities (less expenses). The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Portfolio may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of the funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass through security, may decline. If the underlying debt securities are high yield securities, the risks associated with high yield/high risk securities discussed in this SAI and in the Portfolios’ Prospectus may apply.

The most common type of pass-through securities are mortgage-backed securities. Interests in pools of mortgage related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage related security, the volatility of such security can be expected to increase.
Certificates issued by the Government National Mortgage Association (“Ginnie Mae Certificates”) are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase “modified pass-through” Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.
The Government National Mortgage Association (“GNMA”) is the principal governmental guarantor of mortgage related securities. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).
Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e. not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FNMA issues guaranteed mortgage pass-through certificates (“Fannie Mae Certificates”). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.
FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs, which are pass-through securities, each representing an undivided interest in a pool of residential mortgages, resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.
In 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving FNMA and FHLMC’s assets and property and putting FNMA and FHLMC in a sound and solvent condition. Under the conservatorship, the U.S. Treasury received senior preferred equity shares and warrants as a means to provide access to FNMA and FHLMC to significant financial support. Also at that time, the U.S. Treasury instituted a secured lending credit facility, available to FNMA and FHLMC to assist the entities in funding their regular business activities in the capital markets. In October 2019, the FHFA issued a Strategic Plan which outlines an end-state vision for FNMA and FHLMC to return to operating as fully-private companies within a competitive, liquid, efficient, and resilient housing finance system. The Strategic Plan articulates the commitment of FHFA that it will ensure that FNMA and FHLMC have the capital reserves, risk management capabilities, corporate governance, and regulatory oversight that are appropriate for their size, risk, and systematic importance outside of conservatorship. The FHFA advises that the attainment of the goal of ending the conservatorships is subject to achieving significant changes on multiple fronts, including changes to the housing finance market, changes in the scope of regulatory and supervisory authority accorded FHFA in a post-conservatorship environment, and changes in the operation of both FNMA and FHLMC, including particularly changes in business models which will facilitate the maintenance of capital levels that will prudently support business risk levels. While the FHFA has articulated the end-state vision which would permit FNMA and FHLMC to exit conservatorship, achievement of this goal, the projected timeline within which such goal can be accomplished, and the ultimate terms under which such conservatorships may end, is uncertain. The impact of the federal government’s on-going support of FNMA and FHLMC remains unclear and no assurance can be given that the actions taken will be successful in ensuring that FNMA and FHLMC will be able to meet their obligations with respect to the debt and mortgage-backed securities they issue. Further, there can be no assurance that U.S. Government intervention or legislation related to mortgage-backed securities will cause the risks associated with investment in such securities to decrease. The instability and reduced liquidity in financial markets over recent periods, particularly in credit and fixed income markets, may continue or get worse, and the U.S. Government may change or end its initiatives aimed at supporting mortgage-backed securities markets. Such events could adversely affect the performance and market value of certain of the Portfolios’ mortgage-related investments.
Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolios), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a Portfolio. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash and that Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Adviser’s or Sub-Adviser’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the securities meet the Adviser’s or Sub-Adviser’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.
Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Portfolios’ industry concentration restrictions, set forth herein by virtue of the exclusion from the test available to all U.S. Government securities. In the case of privately issued mortgage related securities, the Portfolios take the position the mortgage related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage related securities whose underlying assets are either U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
The residential mortgage market in the United States has experienced difficulties over the last few years that may adversely affect the performance and market value of certain of a Portfolio’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased in recent years and may continue to increase, and a decline in or flattening of housing values (as has been experienced in recent years and may continue to be experienced in may housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy in recent years. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities in recent years, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
Collateralized Mortgage Obligations (CMOs). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.
CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the prepayment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including prepayments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, and Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order of Series A, B, C, and Z Bonds. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is currently being paid off. When the Series A, B, and C Bond are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- and asset-backed securities. As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Portfolios may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel- pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches – known as support bonds, companion bonds or non-PAC bonds – which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-backed securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Portfolio’s investment objectives and policies, the Portfolio may invest in various tranches of CMO bonds, including support bonds.
Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Mortgage Dollar Roll Transactions. A mortgage dollar roll is similar to a reverse repurchase agreement in certain respects. Dollar roll transactions consist of the sale by a Portfolio to a bank or broker/dealer (the “counterparty”) of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at a similar price. Dollar roll transactions may also consist solely of a commitment to purchase mortgage-backed securities from the counterparty. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio will receive compensation as consideration for entering into the commitment to purchase. The compensation can be in the form of a fee or a reduction in the repurchase price of the security. Typically, a Portfolio will receive a reduction in the repurchase price of the security and a cash settlement made at the renewal without physical delivery of securities. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.
A dollar roll involves costs to a Portfolio. For example, while a Portfolio receives compensation as consideration for agreeing to repurchase the security, a Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by a Portfolio, thereby effectively charging a Portfolio interest on its borrowings. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a Portfolio’s borrowing.
The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Portfolio is able to purchase them. Similarly, a Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Portfolio, the security that a Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Portfolio’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.
To-Be-Announced Mortgage-Backed Securities. As with other delayed-delivery transactions, a seller agrees to issue a to-be announced mortgage-backed security (a “TBA”) at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, a Portfolio agrees to accept any mortgage-backed security that meets specified terms. Thus, the Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a Portfolio. For a further description of mortgage-backed securities, see “Pass-Through Securities” above.

Credit Risk Transfer Mortgage-Backed Securities. Credit risk transfer mortgaged-backed securities are issued by FNMA (called Connecticut Avenue Securities) and FHLMC (called Structured Agency Credit Risk debt notes). Unlike the standard traditional mortgaged-backed securities issued by FNMA and FHLMC, which protect investors from the risk that home buyers will stop making timely payments on their mortgages (i.e., mortgage default or credit risk), the credit risk transfer mortgaged-backed securities are unguaranteed and unsecured by FNMA and FHLMC. As such, some or all of the mortgage default or credit risk associated with those securities are transferred to the investors. As a result, investors like the Portfolios that hold these securities could lose some or all of their investment in these securities if the underlying mortgages default.
Other Mortgage Related Securities. Other mortgage related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan association, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payment of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the insurer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of a related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage Related Securities” and “Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.
Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Portfolio to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Portfolio can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have a limit on the allowable annual of lifetime increase that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitations, a Portfolio holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. The Long-Term U.S Government Bond Portfolio and the Multi-Sector Bond Portfolio may invest in residual interest bonds. The term “residual interest bonds” generally includes tender option bond trust residual interest certificates and instruments designed to receive residual payments or other excess cash flows from collateral pools once other interest holders and expenses have been paid. The Long-Term U.S. Government Bond Portfolio and the Multi-Sector Bond Portfolio have adopted a policy under which the respective Portfolio may invest no more than 5% of its total assets in any combination of mortgage related and other asset-backed IO, PO, inverse floater securities, or residual interest bonds.
Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.
Collateralized Bond Obligations, Collateralized Loan Obligations and Other Collateralized Debt Obligations. The Portfolios may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.
For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.
The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Portfolios’ Prospectuses (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; (iii) the risk that Portfolios may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Other Asset-Backed Securities. Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit-card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described above.
Payment of interest on asset-backed securities and repayment of principal largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (i.e.; determinations as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the amounts defaulted exceed the securities’ credit support.
The value of an asset-backed security may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. The value of asset-backed securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g.; failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral. In addition, the insolvency of entities that generate receivables or that utilize the underlying assets may result in a decline in the value of the underlying assets as well as costs and delays.
Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit-card receivables are unsecured. In addition, a Portfolio may invest in securities backed by unsecured commercial or industrial loans or unsecured corporate or sovereign debt (see “Collateralized Bond Obligations, Collateralized Loan Obligations and Other Collateralized Debt Obligations” (“CDOs”) above). Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.
In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit-card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owned on their credit-cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit-card.

Municipal Bonds
A Portfolio may invest in municipal bonds of any state, territory or possession of the U.S., including the District of Columbia. The Portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Interest payments received by holders of these securities are generally exempt from federal income tax. Municipal bonds may also be issued to refinance public debt.
Municipal bonds are mainly divided between “general obligation” and “revenue” bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer’s general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer’s taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.
A Portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. In order for interest payments received by holders of industrial development bonds to be exempt from federal income tax, they must constitute a qualified bond, as defined in section 141 of the Code. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.
The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue’s size, maturity date and rating. Municipal bonds are rated by Standard & Poor’s, Moody’s and Fitch Investor Services, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to sell the bond, but the Portfolio’s investment adviser would consider such events in determining whether the Portfolio should continue to hold it.
The ability of a Portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio’s ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Portfolio’s investment adviser may lack sufficient knowledge of an issue’s weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio.
Each Portfolio may also invest in municipal bonds issued pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”), which provides for the issuance of taxable municipal debt on which the issuer receives federal support of the interest paid (“Build America Bonds”). The Act authorizes state and local governments who issue Build America Bonds to elect to either (i) receive a direct payment from the federal government equal to 35% of the interest costs; or (ii) provide federal tax credits to investors in the bonds equal to 35% of the coupon interest received. The federal interest subsidy or tax credit benefit continues for the life of the bonds. Unlike most other municipal bonds, interest received on Build America Bonds is subject to federal taxation. Issuance of Build America Bonds ended on December 31, 2010.
Build America Bonds are subject to the same types of risks as other municipal bonds. Build America Bonds are not issued or guaranteed by the U.S. Treasury and the government subsidy does not enhance the issuer’s creditworthiness. The credit of the bond is backed by the municipality issuing the bond, not the federal government. In addition, if the issuer fails to continue to meet the applicable requirements of the Act, it is possible that the issuer may not continue to receive the federal subsidy, thereby impairing the issuer’s ability to make payments on the bond. Some Build America Bonds have been issued with provisions that allow state and local governments to “call” the bonds back if the federal government stops paying a subsidy on the interest.
Federal legislation passed in 2011 to raise the federal debt ceiling included a provision referred to as “sequestration,” which provides for automatic federal spending cuts in the absence certain other Congressional action to address the federal budget deficit, beginning on March 1, 2013. Under the sequestration provision, the federal subsidy payments to issuers of Build America Bonds have been reduced. The U.S. Congress has continued to extend the period for sequestration, and it was most recently extended through 2029 by the Bipartisan Budget Act of 2019. Since the subsidy cuts began, some municipalities have called or announced plans to call Build America Bonds from investors. Reductions to the subsidy may increase the risk that issuers of Build America Bonds may call the bonds back, as noted above, and increases the risk that issuers may be unable to meet all or part of their payment obligations.
Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Portfolios and the value of a Portfolio could be affected. Also, changes to tax laws broadly lowering tax rates, including lower tax rates on dividends and capital gains, could have a negative impact on the desirability of owning municipal securities.
Bond Insurer Risk. The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Adviser or Sub-Adviser gives consideration both to the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. To the extent a Portfolio holds insured municipal securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Portfolio’s portfolio may affect the value of the securities they insure, the Portfolio’s share price and Portfolio performance. A Portfolio might also be adversely impacted by the inability of an insurer to meet its insurance obligations. A downgrade of municipal bond insurers rated above investment grade would substantially limit the availability of insurance sought by municipal bond issuers, thereby reducing the supply of insured municipal securities. Certain of the insurance companies that provide insurance for municipal securities may also provide insurance for other types of securities, including higher risk securities such as subprime mortgages. If the value of such other securities declines and/or the issuer defaults, such events increase a bond insurer’s risk of having to make payments to holders of such securities. Because of this risk, the ratings of some insurance companies have been downgraded, others may be downgraded in the future, and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.
Private Investments in Public Equity (PIPEs)
Certain Portfolios may also make private investments in public equity, commonly referred to as “PIPEs.” A PIPE investment involves the sale of equity securities, or securities convertible into equity securities, in a private placement transaction by a company that already has outstanding, publicly traded equity securities of the same class. Shares acquired in PIPEs are commonly sold at a discount to the current market value per share of the company’s publicly traded securities.
Shares acquired in PIPEs generally are not registered with the SEC until after a certain period of time from the date the private sale is completed, which may be months and perhaps longer. Until the public registration process is completed, securities acquired in PIPEs are restricted and, like investments in other types of restricted securities, may be illiquid. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in PIPEs to be resold in transactions exempt from registration in accordance with rules under the 1933 Act. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Portfolio’s investments. Even if the Portfolio is able to have securities acquired in PIPEs registered or sell such securities through an exempt transaction, the Portfolio may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.

Because PIPEs involve private placement transactions, see also “Private Placement Transactions and Illiquid Assets” below.
Private Placement Transactions and Illiquid Assets
Each Portfolio may invest up to 15% (except the Government Money Market Portfolio, which may invest up to 5%) of its net assets in securities deemed to be illiquid, which may include private placement transactions. If a Portfolio should have occasion to sell an investment in restricted securities at a time when the market for such investments is unfavorable, a considerable period may elapse between the time when the decision to sell it is made and the time when the Portfolio will be able to sell the investment, with a possible adverse effect upon the amount to be realized from the sale.
Notwithstanding these limitations a Portfolio may purchase securities which, though not registered under the 1933 Act, are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. Rule 144A permits unregistered securities to be traded among qualified institutional investors, including the Portfolios. Investing in Rule 144A securities could have the effect of increasing the level of a Portfolio’s illiquidity to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolio. Rule 144A securities that are determined to be liquid are not subject to the limitations on illiquid assets. A Portfolio’s investment adviser or sub-adviser determines and monitors the liquidity status of each Rule 144A security in which a Portfolio invests, subject to supervision and oversight by the board of directors of the Fund. The investment adviser or sub-adviser takes into account all of the factors which may have a material bearing on the ability of the Portfolio to dispose of the security in seven days or less, at a price reasonably consistent with the value used to determine the Portfolio’s net asset value per share, including the following factors: (1) the frequency and volume of trades, (2) the number and sources of price quotes, (3) the number, and identity, of dealers willing to purchase or sell the issue, and the number and identity of other potential purchasers, (4) any dealer undertakings to make a market in the security, (5) the nature of the security, and (6) the nature of the market in which the issue is traded, including the time typically required to make trades, the methods of soliciting offers and the mechanics of transfer. With respect to sub-advised Portfolios, the Adviser takes into account the views of the Sub-Adviser with respect to the foregoing factors.
Real Estate Investment Trusts
The Portfolios may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. When a Portfolio invests in a REIT, it will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Portfolio. Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to satisfy the specific requirements under the Code that allow REITs to pass through income to shareholders without paying tax at the entity level, and failing to maintain their exemptions from the 1940 Act. REITs are subject to the types of risks associated with investing in the real estate industry, which may include risks related to extended vacancies of properties, casualty or condemnation losses, property taxes, and governmental actions, such as changes to tax laws, zoning regulations or environmental regulations. The Portfolios are not eligible for a deduction from dividends received from REITs that is available to individuals who invest directly in REITs. REITs are also subject to interest rate risks.
Repurchase Agreements
Each Portfolio may invest in repurchase agreements subject to the operating policies discussed under “Investment Restrictions.” A repurchase agreement customarily obligates the seller at the time it sells securities to the Portfolio to repurchase the securities at a mutually agreed upon time and price. The total amount received on repurchase would be calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The differences between the total amounts to be received upon repurchase of the securities and the price which was paid by the Portfolio upon their acquisition is accrued as interest and is included in the Portfolio’s net income declared as dividends. While it is not possible to eliminate all risks from these transactions

(particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Portfolio if the other party to the repurchase agreement defaults), it is the policy of each Portfolio to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the Adviser or Sub-Adviser. Securities subject to repurchase agreements shall be limited to obligations of or guaranteed by the U.S. Government or its agencies or instrumentalities or by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, certificates of deposit of banks or commercial paper which meet the criteria for other commercial paper in which the Portfolio may invest. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs. Securities subject to repurchase agreements in which the Government Money Market Portfolio invests are limited to cash, and obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities to the extent necessary to operate as a “government money market fund” as defined in Rule 2a-7 under the 1940 Act. A Portfolio will not invest more than 10% of its total assets in repurchase agreements which have maturities of more than seven days and will not invest in repurchase agreements with maturities of over 30 days. Under no circumstances will a Portfolio enter into a repurchase agreement with Northwestern Mutual.
Each Portfolio has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreement unless the seller fails to pay the repurchase price. It is each Portfolio’s intention not to sell securities subject to repurchase agreements prior to the agreement’s maturity. To the extent that the proceeds from any sale upon a default in the obligation to repurchase were less than the repurchase price, the Portfolio would suffer a loss. The Portfolio might also incur disposition costs in connection with liquidating its collateral and, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. To minimize the possibility of losses due to the default or bankruptcy of the seller, prior to entering into any repurchase agreement, the Adviser or Sub-Adviser, as applicable, shall adopt standards of creditworthiness for the broker-dealers with which the Portfolio intends to enter into repurchase agreements, and will monitor the creditworthiness of such broker-dealers.
Reverse Repurchase Agreements
Each of the Portfolios may enter into reverse repurchase agreements with banks and broker-dealers. Such agreements involve the sale of money market securities held by a Portfolio pursuant to an agreement to repurchase the securities at an agreed upon price, date and interest payment, which may be considered a form of borrowing. The Portfolio will use the proceeds of reverse repurchase agreements to purchase other money market securities which either mature, or can be sold under an agreement to resell, at or prior to the expiration of the reverse repurchase agreement. A Portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. The Fund has elected to treat reverse repurchasing agreements and similar financing transactions as derivatives transactions in accordance with the Series Fund Rule 18f-4 derivatives risk management program, as discussed in the “Rule 18f-4 Program Concerning Derivatives Usage” section of this SAI, above. Under no circumstances will a Portfolio enter into a reverse repurchase agreement with Northwestern Mutual.
Reverse Convertible Notes
The Portfolios may invest in reverse convertible notes. A reverse convertible note is a short-to-intermediate term structured product, generally issued by a financial institution, in which performance is based on that of an underlying security, commodity or index. Generally, at maturity the note matures at par unless the price of the underlying instrument has fallen below a certain “break point,” in which case the note holder receives a proportionate amount of units or shares of the underlying instrument.
In addition to the risks relating to fixed income securities generally, reverse convertible notes are subject to similar risks as those of the equity securities to which they are linked, such as the risk that the price of the related security may fall, causing the value of the note to drop. Further, reverse convertible notes do not have the same appreciation potential as the underlying equity securities (usually common stocks) to which they are linked because, at maturity, the value of the note will not appreciate above the initial principal amount plus the stated coupon rate. Because a Portfolio may deliver the underlying security prior to note maturity, a Portfolio investing in reverse convertible notes has the potential for principal loss as reverse convertible notes are not principal-protected. Reverse convertible notes are not exchange traded, and the secondary market may be illiquid, making them illiquid and increasing the Portfolio’s reliance on the issuer’s ability to meet its obligations to make payments of principal and interest.

Securities Lending
Each Portfolio may lend its portfolio securities to broker-dealers or other qualified institutions up to the limit permitted by the 1940 Act and the rules and regulations thereunder (currently, up to 33 1/3% of a Portfolio’s total assets). The loans must be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of money market instruments and other liquid assets. To the extent a loan is collateralized by cash, such collateral is invested by the Portfolio in short-term investments to earn interest in accordance with the Portfolio’s investment policies. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolios have the right to call each loan and obtain the securities within the normal settlement period for the securities. The risks in lending portfolio securities consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral if the borrower defaults. Securities loans will be made only to borrowers found by the Adviser to be creditworthy and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.
Securities on Restricted Lists
A Portfolio may be precluded from purchasing or selling securities of issuers that from time to time are placed on the restricted lists of the Adviser (or Sub-Adviser) or certain of its corporate affiliates. An issuer may be placed on one or more of these restricted lists, for example, (i) when certain employees of an adviser or its corporate affiliates come into possession of what may be material, nonpublic information or (ii) as necessary to ensure compliance with other securities laws or regulations. The presence of an issuer or security on the restricted list of the Adviser or Sub-Adviser or certain of its corporate affiliates could impair the Portfolio’s ability to sell and buy securities.
Short Sales
The Portfolios may engage in short sales. A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will decline. In a short sale transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender.
A Portfolio may engage in short sales when its portfolio manager anticipates that the security’s market purchase price will be less than its borrowing price.
If the value of a security sold short increases between the time the short sale is made and the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will experience a gain. If a Portfolio effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Portfolio may affect short sales. There are certain transaction costs associated with short selling. Any gain will be decreased, and any loss increased, by such transaction costs. In addition, a Portfolio may incur interest and/or dividend expense to the extent it engages in short sales.
A Portfolio may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. Until the Portfolio replaces the borrowed security, the Portfolio will earmark liquid assets in the amount of its obligation in the short sale transaction to the extent the obligation is not otherwise covered through ownership of the underlying security. A short sale is “against the box” to the extent that the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. In a short sale against the box, if the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio will lose the opportunity to participate in the gain.

Special Purpose Acquisition Companies
The Portfolios may invest in stock, warrants or other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. A SPAC generally maintains its assets (less a portion retained to cover expenses) in a trust account until an acquisition that meets the requirements for the SPAC is completed. If an acquisition is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.
Standby Commitment Agreements
The Portfolios may acquire standby commitments. Under a standby commitment, the liquidity provider would agree to purchase at the Portfolio’s option specified securities at their amortized cost value to the Portfolio plus accrued interest, if any. (Standby commitments acquired by the Portfolio may also be referred to as a “demand feature.”) Standby commitments for securities may be exercisable by the Portfolio at any time before the maturity of the underlying securities and may be sold, transferred, or assigned only with the instruments involved. The Portfolio’s right to exercise standby commitments will be unconditional and unqualified. Standby commitments are provided in the form of letters of credit (LOCs), standby purchase agreements (SBPAs) or similar commitments. The standby commitment is typically provided by a bank or the issuer of a security.
Risks associated with standby commitments include potential liquidity and credit risk in the event and to the extent the credit worthiness of the issuer of the standby commitment deteriorates and the provider is not able to honor its obligation. The Portfolio will enter into standby commitments only with providers that, in the Sub-adviser’s opinion, present minimal credit risks. The Portfolio’s ability to exercise a standby commitment will depend on the ability of the provider to meet its obligations under the standby commitment. The Sub-adviser continuously monitors providers of standby commitments on its approved lists.
U.S. Government and Government Agency Obligations
U.S. Government Obligations. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.
GNMA Obligations. GNMA obligations are mortgage-backed securities guaranteed by the Government National Mortgage Association which guarantee is supported by the full faith and credit of the U.S. government.
U.S. Agency Obligations. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to:
1.
Student Loan Marketing Association,
2.
Federal Home Loan Banks,
3.
Federal Intermediate Credit Banks, and
4.
the Federal National Mortgage Association.
U. S. Instrumentality Obligations. U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank and Farmers Home Administration.
Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by the FNMA, the Federal Home Loan Banks (“FHLBs”) and the FHLMC are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury.

No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government sponsored agencies or instrumentalities in the fixture, since it is not obligated to do so by law. In this document, “U.S. Government securities” refers not only to securities issued or guaranteed as to principal or interest by the U.S. Treasury but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. Government.
Warrants
Each of the Portfolios may invest in warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. The equity security underlying a warrant is outstanding at the time the warrant is issued or is issued together with the warrant. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
Zero Coupon, Step Coupon And Pay-In-Kind Securities
Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Portfolio’s restriction on investing in income producing securities, income producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).
Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrue during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a “regulated investment company” under the Code, a Portfolio must distribute most of its investment company taxable income, which includes the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Portfolio might obtain such cash from selling other portfolio holdings which might cause the Portfolio to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Portfolio expenses could be allocated and to reduce the rate of return for the Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.
Although reinvestment risk of income received during the life of these types of bond is reduced or eliminated, they still involve interest rate and credit risk. Also, generally the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.
SPECIAL RISKS RELATED TO CYBER SECURITY AND ARTIFICIAL INTELLIGENCE
The Fund and its service providers have administrative and technical safeguards in place with respect to information security. Nevertheless, the Fund and its service providers are potentially susceptible to operational and information security risks resulting from a cyber-attack as the Fund is highly dependent upon the effective operation of its computer systems and those of its business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting Northwestern

Mutual, the Fund, the Adviser, Sub-Advisers, custodians, intermediaries and other affiliated or third-party service providers may adversely affect the Fund and contract owners. For instance, cyber-attacks may interfere with the processing of Fund transactions, including the processing of orders, impact the Fund’s ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject the Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Fund invests, which may cause the Fund’s investments to lose value. The Fund may also incur additional costs for cyber security risk management in the future. There can be no assurance that the Fund or its service providers will avoid losses affecting the Fund due to cyber-attacks or information security breaches in the future.
The rapid development and increasingly widespread use of certain artificial intelligence (“AI”) technologies, including machine learning models and generative AI, may adversely impact markets, the overall performance of a Portfolio’s investments, or the services provided to the Fund by its service providers. For example, issuers in which a Portfolio invests and/or service providers to the Fund may use and/or expand the use of AI technologies in their business operations, and the challenges with properly managing its use could result in reputational harm, competitive harm, legal liability, and/or an adverse effect on business operations. AI technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, and it is possible that the information provided through the use of AI could be insufficient, incomplete, inaccurate or biased and lead to adverse effects for a fund, including, potentially, operational errors and investment losses. Additionally, the use of AI technologies could impact the market as a whole, including through the use of AI by malicious actors for market manipulation, fraud and cyberattacks. The use of AI technologies may face regulatory scrutiny in the future, which could limit the development of AI and impede the growth of companies that develop and use AI. Actual usage of AI technologies by the Fund’s service providers and issuers in which a Portfolio invests will vary. AI technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations and the associated risks to a Portfolio.
PORTFOLIO TURNOVER
Portfolio turnover may vary from year to year or within a year depending upon economic, market and business conditions. The annual portfolio turnover rates of the Portfolios cannot be accurately predicted. Factors that might cause portfolio turnover rates to vary include, for example, market and economic factors, and portfolio re-positioning in response to a shift in investment strategy or outlook. The portfolio turnover rate for the Index 600 Stock Portfolio is generally anticipated to be higher than that of its underlying benchmark index, the S&P SmallCap 600® Index, due to the Portfolio’s use of exchange-traded funds in an attempt to achieve full replication.
For periods ending 2025 and 2024, the portfolio turnover rates for the Portfolios were:
Portfolio Turnover Rate	2025	2024
Growth Stock Portfolio	11%	7%
Focused Appreciation Portfolio	2%	9%
Large Cap Core Stock Portfolio	70%	74%
Large Cap Blend Portfolio	40%	50%
Index 500 Stock Portfolio	2%	2%
Large Company Value Portfolio	102%	40%
Domestic Equity Portfolio	105%	31%
Equity Income Portfolio	28%	24%
Mid Cap Growth Stock Portfolio	64%	127%
Index 400 Stock Portfolio	15%	16%
Mid Cap Value Portfolio	75%	57%
Small Cap Growth Stock Portfolio	88%	68%
Index 600 Stock Portfolio	24%	19%
Small Cap Value Portfolio	40%	32%
International Growth Portfolio	39%	23%
Research International Core Portfolio	42%	21%
International Equity Portfolio	16%	19%
Emerging Markets Equity Portfolio	35%	38%
Short-Term Bond Portfolio	113%§	116%§
Select Bond Portfolio	234%§	234%§

Portfolio Turnover Rate	2025	2024
Long-Term U.S. Government Bond Portfolio	14%§	44%§
Inflation Managed Portfolio	42%§	50%
High Yield Bond Portfolio	35%	26%
Multi-Sector Bond Portfolio	36%§	34%§
Active/Passive Very Aggressive Portfolio	25%++
Active/Passive Aggressive Portfolio	28%++
Active/Passive Moderate Portfolio	22%	26%
Active/Passive Balanced Portfolio	16%	29%
Active/Passive Conservative Portfolio	9%++

§
Portfolio Turnover Rate excludes the impact of TBA transactions.
++
Not annualized for periods less than one year.
The annual portfolio turnover rate of each Portfolio is the lesser of purchases or sales of the Portfolio’s securities for the year stated as a percentage of the monthly average value of the Portfolio’s securities. Short-term debt securities are excluded in the calculation of portfolio turnover rates. U.S. Government securities are included in the calculation of portfolio turnover rates. For the Short-Term Bond, Select Bond, Long-Term U.S. Government, Inflation Managed and Multi-Sector Bond Portfolios, the portfolio turnover rate excludes the impact of mortgage dollar roll transactions. For the Long-Term U.S. Government Bond Portfolio, the portfolio turnover rate excludes the impact of financing transactions. The Active/Passive Very Aggressive, Active/Passive Aggressive, and Active/Passive Conservative Portfolios each commenced operations during 2025, and accordingly, 2024 portfolio turnover rates are not available for such Portfolios.
As noted in the Fund’s Prospectus under “The Investment Adviser and Sub-Advisers – Manager of Managers Structure,” the Fund employs a “manager of managers” structure pursuant to which the Adviser, with the approval of the board of directors of the Fund, may hire, terminate or replace Sub-Advisers without shareholder approval. When a Sub-Adviser is hired or replaced for a Portfolio, the Portfolio’s turnover rate for the year in which the change occurs may increase from its normal rate due to the Portfolio’s transition to the new Sub-Adviser. After the transition is complete, the Portfolio’s turnover rate may be higher or lower than its rate in previous years due to different investment strategies employed by the new Sub-Adviser or other factors relating to the change. Effective July 31, 2025, a new Sub-Adviser was appointed to manage the Domestic Equity Portfolio and as a result it was anticipated that an elevated turnover rate would occur in connection with the transition to the new Sub-Adviser. Effective October 28, 2024, a new Sub-Adviser was appointed to manage the Mid Cap Growth Stock Portfolio and as a result, an elevated turnover rate occurred in connection with the transition to the new Sub-Adviser. The Sub-Advisers for each of the aforementioned Portfolios anticipate that the portfolio turnover for each of the respective Portfolios will normalize.
MANAGEMENT OF THE FUND
General
Under state law and the Fund’s By-laws, the Fund’s Board of Directors (the “Board”) is responsible for overseeing the operations of the Fund. The business, affairs and property of the Fund are managed under the direction of the Board. The Board is responsible for setting and overseeing the investment objectives and policies of the Fund, but delegates daily management of the Fund to the Adviser, the Sub-Advisers where applicable and the officers of the Fund. The Board is currently composed of seven directors. Information about the directors and officers of the Fund, together with a brief description of their principal occupations during the past five years, the year they were first elected or appointed to their position with the Fund and certain other information is set forth in Appendix B.
Board Leadership Structure
In addition to the Board’s general duties, the 1940 Act (which governs the operations of mutual funds such as the Fund), requires that the Board perform a “watchdog” function and imposes substantial responsibilities on the Board to ensure that the interests of shareholders are adequately protected. The Board has chosen a leadership structure which it believes provides an appropriate means for it to fulfill its management oversight and fiduciary functions and responsibilities, given the characteristics and circumstances of the Fund.

The Board has appointed a Chair who presides at all meetings of the Board. The Chair is an “interested person” as defined in Section 2 (a)(19) of the 1940 Act. That is, the Chair is also an officer of Northwestern Mutual, the parent of the investment adviser to the Fund. The Board has determined that an “interested person” as Chair, with their knowledge of the investment management business in general and of insurance products and the operations of Northwestern Mutual and their significant experience in financial and risk management, is well suited to assist the Board in fulfilling its responsibilities. The Board also believes, and has experienced, that having an “interested person” as Chair does not diminish a board culture conducive to decisions favoring the long-term interests of Fund shareholders, particularly in light of the other characteristics of the Board related to its composition and scope of its authority discussed below.
The President of the Fund, and not the Chair of the Board, is the chief executive officer of the Fund. As chief executive officer, the President has general charge of the business affairs and property of the Fund and general supervision over its other officers. The Board believes this division of responsibilities furthers the independent oversight of management.
Six of the seven directors are not “interested persons” as defined in the 1940 Act (“Independent Directors”). Constituting over 80% of the Board, the Independent Directors control the actions of the Board (including the appointment and replacement of the Chair). In addition to a Chair, the Board has also appointed a lead Independent Director to provide for leadership of the Independent Directors, and to assure that they fulfill their independent watchdog functions. The lead Independent Director presides at private sessions of the Board at which only Independent Directors are present, serves as a liaison for legal counsel to the Independent Directors, serves as a liaison with whom other Independent Directors may raise issues and suggest topics of potential Board-wide interest, or for future private sessions of the Independent Directors, and serves as a single point of communication between the Board and management or the Chair between meetings.
Board Committees
The Fund has established a Nominating Committee, an Audit Committee, an Investment Oversight Committee, and a Regulatory and Compliance Committee. As of the date of this SAI, the Nominating, Audit, Investment Oversight and Regulatory and Compliance Committees were composed of Mses. Brown, Hanson, and Levy-Navarro and Messrs. Gerber, Ribbens, and Ullmann, each of whom is an Independent Director.
The Nominating Committee is authorized to select and nominate those directors of the Fund who are not “interested persons” of the Fund. While the Nominating Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Nominating Committee may consider and evaluate nominations submitted by shareholders of the Fund. Shareholders desiring to have the Nominating Committee consider a potential candidate must submit such nomination in writing to the Secretary of the Fund at 720 E. Wisconsin Ave, Milwaukee, WI 53202. While the Nominating Committee does not have a formal process for identifying and evaluating nominees, it seeks to identify candidates based on the criteria set forth in its charter. These criteria encompass a candidate’s independence, business and professional experience, education, other board and leadership experience, character, how the candidate’s particular skills would enhance overall Board composition and such other factors as the Committee may deem relevant from time to time. The Nominating Committee meets when necessary to consider the nomination of new directors. Ms. Brown is the current chair of the Nominating Committee. The functions of the Audit Committee, Investment Oversight Committee, and Regulatory and Compliance Committee are discussed below, under “Board Role in Risk Oversight.”
Board Role in Risk Oversight
The Board carries out its risk oversight function at both the full Board and committee level. As described in more detail below, the Board provides direct oversight of most matters, but has delegated specific oversight functions for certain matters to the Board’s Audit Committee, Investment Oversight Committee, and Regulatory and Compliance Committee.
The Board provides oversight of general risk management functions performed by or for the benefit of the Fund through the oversight of the Fund’s Risk Management Plan. The Fund’s Risk Management Plan identifies key risks for the Fund and the business owners of such risks, assesses the risks, and sets forth the policies, procedures and processes in place to monitor and manage the risks. The Board reviews the policies, procedures and processes relied on and used by management to assess and manage the Fund’s exposure to major risks through the receipt of periodic reports from management on the Fund’s risk management practices, key risks affecting the Fund and how these key risks are being monitored and managed. The Board also oversees and discusses matters relating to investment risk, receiving and reviewing quarterly reports on the overall markets, Fund performance, investment management processes and techniques used, attribution analyses, risk/return attributes, diversification, derivatives usage and compliance, and summaries of counterparty exposure. Finally, the Board reviews issues relating to the fair valuation of securities held in the various Portfolios and receives a report from Mason Street Advisors, LLC, who has been appointed as the Fund’s valuation designee. As part of each Board meeting, the Board receives a presentation from the Fund’s valuation designee relating to the fair valuation of Portfolio securities and related matters.
The Board has established an Audit Committee, comprised of Mses. Brown, Hanson, and Levy-Navarro and Messrs. Gerber, Ribbens, and Ullmann, and currently chaired by Mr. Gerber, to provide oversight over the integrity of the Fund’s financial statements. In support of this role, the Audit Committee has direct access to the Fund’s Principal Executive and Senior Financial Officers, internal auditors and independent accountants. The Audit Committee, which meets quarterly in conjunction with the Fund’s regularly scheduled Board meetings and otherwise as may be determined necessary, oversees the selection of the Fund’s independent registered public accounting firm and reviews other services provided by such firm. Four meetings of the Audit Committee were held during the fiscal year ended December 31, 2025. The Audit Committee also receives periodic reports from Northwestern Mutual’s Corporate Audit and Anti-Fraud team (“CAAF”) on the status of its Audit Plan, which provides information relating to CAAF’s ongoing examinations of a variety of operational, regulatory and legal risks.
The Board has established an Investment Oversight Committee, comprised of Mses. Brown, Hanson, and Levy-Navarro and Messrs. Gerber, Ribbens, and Ullmann, and currently chaired by Mr. Ullmann, to oversee the process for evaluating the Fund’s Adviser and Sub-Advisers. The Committee meets in conjunction with each regular Board meeting at which the approval or renewal of an investment advisory or sub-advisory contract is being considered. Four meetings of the Investment Oversight Committee were held in the fiscal year ended December 31, 2025. On an ongoing basis, the Investment Oversight Committee reviews reports detailing the short and long term performance of each Portfolio as well as Portfolio rankings and ratings. In connection with the investment advisory contract renewal process, the Investment Oversight Committee meets with the Adviser and each Sub-Adviser in person and/or via teleconference and reviews materials submitted by the Adviser and Sub-Advisers as well as summaries prepared by the Adviser relating to the adviser’s overall business, organization and management structure, the investment objective, philosophy and investment process relating to the Portfolio, Portfolio performance, benchmark performance comparison, peer rankings and ratings, fees and expenses, style consistency, use of complex securities, management teams, compliance matters, and other operational issues.
The Board has established a Regulatory and Compliance Committee comprised of Mses. Brown, Hanson, and Levy-Navarro and Messrs. Gerber, Ribbens, and Ullmann, and currently chaired by Mr. Ribbens, to oversee the administration of the Fund’s compliance program and implementation of the Fund’s compliance policies and procedures, and to monitor legal and regulatory developments that could have a significant impact on the Fund. Four meetings of the Regulatory and Compliance Committee were held in the fiscal year ended December 31, 2025. The Committee receives compliance summaries on a quarterly basis, as well as formal compliance reports prepared by the Fund’s chief compliance officer (“CCO”) at least annually. The Fund’s CCO has a direct line of communication to the Board’s lead Independent Director. In addition, the CCO meets with all of the Independent Directors in private session at least annually, or more frequently as determined from time to time by the CCO, the Board’s lead Independent Director, or both, in connection with each of the Fund’s regularly scheduled quarterly meetings.
Board Member Qualifications
The Board believes that it, collectively, possesses the appropriate skills and experience to oversee the Fund’s operations. Each Board member shares certain general attributes, including high ethical standards, attention to detail and an ability to work in a group decision making environment. However, the directors also have a balanced and diverse, though complementary, set of relevant skills and experience that assists the Board, as a body, to fulfill its oversight responsibilities.
Mr. Roberts brings extensive business experience and significant knowledge of insurance products gained through various roles held at Northwestern Mutual. Mr. Roberts currently serves as Executive Vice President and Chief Field Officer (since February 2024) and previously served as Vice President - Field Talent and Performance from 2018 until 2024, as well as Vice President - Distribution Performance at Northwestern Mutual from 2014 to 2018. In his role as Executive Vice President and Chief Field Officer, he leads a team responsible for the growth and success of the Northwestern Mutual Life Insurance Company field force. He additionally serves as the Northwestern Mutual Wealth Management Company Board President and Director as well as the Executive Vice President – Chief Distribution Officer of Northwestern Mutual Investment Services, LLC. In his prior role as Vice President – Field Talent and Performance, he was responsible for the growth and alignment of the Northwestern Mutual field forces’ independent network offices. Mr. Roberts is a CFA charterholder. He received his M.B.A. from Northwestern University Kellogg School of management and his Bachelor of Science in Finance from Indiana University.
Ms. Brown brings business management experience gained in part through her current position as President of Alverno College, through her previous position as Chief Executive Officer of the Girl Scouts of Wisconsin Southeast, through her position as Vice Chancellor, Finance and Administrative Affairs of the University of Wisconsin, Milwaukee, the second largest university in Wisconsin, and through her previous experience as Chief Operating Officer at Milwaukee Area Technical College (“MATC”), Wisconsin’s largest two-year community based technical college. Through her legal background, and her previous role as General Counsel at MATC and other legal positions, Ms. Brown brings critical thinking and legal analysis skills and an ability to easily grasp and identify legal and regulatory issues.
Ms. Hanson brings particular experience in financial and accounting matters gained through her prior position as Chief Financial Officer of Aurora Health Care (“Aurora”), in which capacity she was responsible for capital and operating budgets, accounting, and financial reporting for Aurora, and her prior position as Chief Financial Officer for a health insurance company and as audit manager for PricewaterhouseCoopers LLP. Ms. Hanson also brings particular experience in the financial services industry and investments through her role as prior chair of Aurora’s investment committee, her current service as a lead independent director, serving as independent chair of the board of directors for another mutual fund company and her prior position as Deputy Executive Director of the State of Wisconsin Investment Board.
Mr. Gerber brings significant experience in corporate finance and accounting matters gained through his prior positions as Executive Vice President and Chief Financial Officer of TD Ameritrade Holding Corporation (TD Ameritrade) where he oversaw investor relations, business development, certain treasury functions and finance operations, and as audit manager primarily focusing on public companies for Coopers & Lybrand, now known as PricewaterhouseCoopers LLP. Mr. Gerber also brings experience in the asset management industry through his prior position as a Manager of Amerivest Investment Management, LLC, a registered investment adviser and wholly owned subsidiary of TD Ameritrade. Through his position as a director of a public operating company, where he serves on the compensation, audit, and nominating and corporate governance committees, he also brings a different perspective on corporate governance. He also has experience with operational issues.
Mr. Ribbens brings significant business experience in the asset management industry through his current role as Member and Partner of a Wisconsin registered investment adviser, and through his former role as President and Managing Partner of Heartland Advisors, Inc., a registered investment adviser, where he oversaw day to day operations of the firm and its strategic direction. His experience with investment teams, particularly on the equity side, and his role in investment product creation contributes positively to his ability to evaluate investment personnel, process and performance provided by the Fund’s sub-advisers. He also brings valuable experience through his experience as a member of the investment committee of a prior employer and in other areas of the investment management industry, including distribution, brokerage and insurance sales.
Mr. Ullmann brings significant investment experience in the fixed income markets, particularly structured products and mortgage-backed securities, gained through his previous experience as an executive officer and leader within the fixed income divisions of a number of financial services firms. Mr. Ullmann also has a strong working knowledge of the equity markets, gained in part through his work as Chief Operating Officer of the global research division of a major investment bank. He also brings a broad base of knowledge of the investment management business and securities markets through his experience with mutual fund, bank, insurance and hedge fund clients, and has familiarity with risk management, regulatory and compliance issues gained through previous experience and as founder and principal of DMU Financial Consulting, LLC, a financial services consulting firm. His experience with building and assessing teams is perceived to be particularly helpful when evaluating the capabilities of the Fund’s sub-advisers.

Ms. Levy-Navarro brings significant financial services and business experience gained through her prior position as Co-founder and Chief Executive Officer of Orrington Strategies, a management consulting firm assisting investment management, insurance, and consumer product executives in growing their businesses and brands. She currently serves as a corporate advisor with Summit Strategy Advisors, advising financial services companies on business growth strategies and product innovation. Ms. Levy-Navarro also brings valuable experience in the financial services industry through her role as a member of the board of directors for another mutual fund company and her service as chair of the valuation committee. She brings a seasoned perspective on corporate governance through her experience as a member of the board of directors for multiple companies.
Compensation of Officers and Directors
Pursuant to the Amended and Restated Advisory Agreement with the Fund dated April 30, 2012, Mason Street Advisors, LLC, the investment adviser to the Fund, is responsible for the compensation of its personnel and the personnel of the Fund, except for the compensation, fees and expenses of the Independent Directors and the compensation, benefits and expenses of the Fund’s CCO and his or her compliance staff (or a portion thereof relating to their duties and functions for the Fund if they serve multiple roles), among other expenses. For more information, see “Investment Advisory and Other Services – The Adviser” below.
Each Independent Director is paid for their services as director of the Fund an annual retainer of $135,000 and per meeting fees of $20,500 per regular meeting. The lead Independent Director receives an additional fee of 20% of the annual base director fee (which includes the annual retainer plus meeting fees paid) and the chairs of the Audit, Regulatory and Compliance, and Nominating Committees each receives an additional fee of 10% of the annual base director fee. The chair of the Investment Oversight Committee receives an additional fee of 15%. Prior to 2026, the Investment Oversight Committee chair’s additional fee was 10%. For each telephonic Board meeting in a calendar year in excess of two, an additional fee of $2,000 per meeting is paid as compensation. Director compensation is established by the directors and is reevaluated annually, typically at its meeting in February. The Fund may reimburse the directors for certain expenses associated with their attendance at, and participation in, meetings of the Board, and continuing education expenses.
The table below sets forth the compensation paid by the Fund to the Fund’s CCO and the Independent Directors during the 2025 fiscal year.
Compensation Table
(1) Name of Person, Position	(2) Aggregate Compensation From Registrant[1]	(3) Pension or Retirement Benefits Accrued as Part of Fund Expenses[2]	(4) Estimated Annual Benefits Upon Retirement[2]	(5) Total Compensation Paid to Directors in 2025[1]
Independent Directors
Christy L. Brown Director	$238,500	None	None	$238,500
William J. Gerber Director	$238,500	None	None	$238,500
Gail L. Hanson Director	$260,500	None	None	$260,500
Elizabeth A. Levy-Navarro Director	$217,000	None	None	$217,000
David Ribbens Director	$238,500	None	None	$238,500
Donald M. Ullmann Director	$238,500	None	None	$238,500
Officers
Michael J. Conmey[3] CCO	$48,124	None	None	N/A

1 Compensation amounts shown do not reflect expense reimbursements that may have been paid to directors during the period.
2 The Fund does not maintain or sponsor a pension or retirement plan.
3 Mr. Conmey resigned from the position of CCO effective February 28, 2026. Matthew Gabrys was elected by the Board as CCO effective March 1, 2026.
Directors’ and Officers’ Holdings
All of the outstanding shares of each Portfolio are owned by Northwestern Mutual through its separate investment accounts (either directly or indirectly through one or more underlying portfolios operating as an affiliated fund of funds). Because the Portfolios serve as underlying investment vehicles for Northwestern Mutual’s variable life and variable annuity products, interests in the Portfolios may only be acquired through ownership of one or more of those products. The Independent Directors would no longer be considered independent within the meaning of the 1940 Act, if they were to invest in variable contracts issued by Northwestern Mutual.
The table below shows, for each director, the dollar amount of shares of each Portfolio beneficially owned by the director. It also shows the aggregate value of all investments in shares of the Series Fund overseen by the director. Ownership information is presented in the following ranges: A=$0; B= $1 - $10,000; C= $10,001 - $50,000; D= $50,001 - $100,000; and E= over $100,000.
	Dollar Range of Equity Securities in the Portfolios		Aggregate Dollar Range of Equity Securities in All Portfolios Overseen by Director in Family of Investment Companies
	Name of Portfolio	Dollar Range
Independent Director
Christy L. Brown	N/A	A	A
William J. Gerber	N/A	A	A
Gail L. Hanson	N/A	A	A
Elizabeth A. Levy-Navarro	N/A	A	A
David Ribbens	N/A	A	A
Donald M. Ullmann	N/A	A	A
Interested Director
John Roberts	N/A	A	A
As of December 31, 2025, the directors and executive officers of the Fund, as a group, beneficially owned less than 1% of the shares of each Portfolio.
Codes of Ethics
The Fund and Mason Street Advisors, LLC have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.
Approval of the Investment Advisory Agreement
On an annual basis, the directors of the Fund request and evaluate information that they and the Fund’s investment adviser determines to reasonably be necessary for the directors to evaluate the terms of the investment advisory agreement between the Fund and its investment adviser, Mason Street Advisors, LLC in accordance with their respective responsibilities under the 1940 Act. A discussion regarding the action taken and the basis for approval by the Fund’s board of directors of the advisory agreement approved during the reporting period will appear in the Fund’s semi-annual shareholder report.

OWNERSHIP OF SHARES OF THE FUND
All of the outstanding shares of the Fund are held by Northwestern Mutual for its separate investment accounts (either directly or indirectly through one or more underlying portfolios operating as affiliated fund of funds) used for funding variable annuity contracts and variable life insurance policies or Northwestern Mutual (directly or through a subsidiary). Additional shares are being offered only to Northwestern Mutual or a subsidiary and the separate investment accounts. Northwestern Mutual is a Wisconsin corporation.
The tables set forth in Appendix C show the allocation of shares of the Portfolios of the Fund among the separate investment accounts, Northwestern Mutual, and any subsidiaries as of March 31, 2026.
The shares held in connection with the separate investment accounts are voted by Northwestern Mutual in accordance with instructions received from owners of variable annuity contracts and variable life insurance policies. The shares held directly or through a subsidiary are voted by Northwestern Mutual in the same proportions as the shares held in connection with the separate investment accounts. If applicable laws or regulations change so as to permit Northwestern Mutual to vote the Fund shares in its own discretion, it may elect to do so.
The shares held by Northwestern Mutual or a subsidiary represent initial capital invested in one or more Portfolios. A redemption by Northwestern Mutual or a subsidiary of its investment in a Portfolio could cause an increase in the portfolio turnover rate of the Portfolio and could increase expenses. Northwestern Mutual or a subsidiary is permitted to redeem its investment in a Portfolio at any time without notice.
INVESTMENT ADVISORY AND OTHER SERVICES
The Adviser
The Fund’s investment adviser, Mason Street Advisors, LLC (“Mason Street Advisors”), is a wholly owned company of Northwestern Mutual. Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of the state of Wisconsin. Northwestern Mutual and its subsidiaries and affiliates offer life, disability and long-term care insurance, investment products, advisory services and financial planning. Mason Street Advisors provides investment advice and recommendations regarding the purchase and sale of securities for the Portfolios and the selection of brokers pursuant to an Amended and Restated Advisory Agreement (the “Agreement”). Mason Street Advisors employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of Mason Street Advisors. Northwestern Mutual provides related back-office facilities and personnel which are utilized by Mason Street Advisors in performing its obligations under the Agreement. The Agreement authorizes Mason Street Advisors to employ one or more sub-advisers for the purpose of providing investment management services to each Portfolio.
The Agreement also provides that Mason Street Advisors will provide or procure certain specified services for the Fund. The Agreement permits Mason Street Advisors to delegate some or all of the administrative functions to others, including affiliates. Pursuant to the Agreement, Mason Street Advisors has agreed to assume expenses incurred by it in connection with managing the investment advisory and administrative operations of the Fund (such as office space, facilities and equipment), fees and expenses of the personnel of Mason Street Advisors and the Fund (except compensation, fees and expenses of the Independent Directors and the compensation, benefits and expenses of the Fund’s CCO and his or her compliance staff that relate to Fund compliance functions), fees of sub-advisers appointed by Mason Street Advisors, and expenses Mason Street Advisors otherwise agrees to assume pursuant to expense cap or reimbursement agreements with the Fund (see “Expense Limitation Agreements” below). All other administrative and operating expenses are the responsibility of the individual Portfolios of the Fund. The Agreement includes an illustrative list of those expenses to be assumed by the Portfolios.
For acting as investment adviser and for providing the services and paying the expenses set forth in the Agreement, Mason Street Advisors is paid a monthly asset based advisory fee at the annual rates set forth in the prospectus for the respective Portfolios. The following table reflects the advisory fees received by Mason Street Advisors for fiscal years ended December 31, 2023, December 31, 2024, and December 31, 2025, for its services as investment advisor to the Fund.

Name of Portfolio	2025 Fees	2024 Fees	2023 Fees
Growth Stock Portfolio	$5,635,813	$5,103,998	$3,865,595
Focused Appreciation Portfolio	$8,875,741	$8,284,189	$7,015,370
Large Cap Core Stock Portfolio	$3,158,121	$2,998,189	$2,576,733
Large Cap Blend Portfolio	$1,078,245	$1,161,505	$1,290,523
Index 500 Stock Portfolio	$12,735,943	$11,467,017	$9,340,804
Large Company Value Portfolio	$1,054,649	$1,015,878	$978,545
Domestic Equity Portfolio	$5,203,295	$5,198,864	$4,961,595
Equity Income Portfolio	$4,065,684	$4,062,565	$3,800,498
Mid Cap Growth Stock Portfolio	$5,392,624	$5,499,194	$5,389,716
Index 400 Stock Portfolio	$3,075,838	$2,990,035	$2,626,548
Mid Cap Value Portfolio	$4,411,217	$4,482,880	$4,445,464
Small Cap Growth Stock Portfolio	$3,782,020	$3,832,796	$3,392,905
Index 600 Stock Portfolio	$1,057,476	$1,012,756	$879,713
Small Cap Value Portfolio	$4,724,138	$4,831,994	$4,575,363
International Growth Portfolio	$6,434,736	$6,197,728	$5,585,983
Research International Core Portfolio	$6,301,814	$5,946,765	$5,589,040
International Equity Portfolio	$14,190,135	$12,663,820	$11,825,130
Emerging Markets Equity Portfolio	$9,199,325	$8,598,581	$7,570,753
Government Money Market Portfolio	$1,512,850	$1,554,504	$1,596,194
Short-Term Bond Portfolio	$1,274,551	$1,255,685	$1,249,891
Select Bond Portfolio	$8,301,681	$8,433,766	$8,281,019
Long-Term U.S. Government Bond Portfolio	$605,904	$595,090	$568,650
Inflation Managed Portfolio	$1,647,930	$1,642,222	$2,016,758
High Yield Bond Portfolio	$2,950,399	$2,973,699	$3,004,803
Multi-Sector Bond Portfolio	$8,855,471	$8,454,746	$7,735,580
Active/Passive Moderate Portfolio	$282,138	$231,848	$132,365
Active/Passive Balanced Portfolio	$1,931,454	$1,639,907	$954,378
Active/Passive Aggressive Portfolio	$-23,353	N/A	N/A
Active/Passive Very Aggressive Portfolio	$-27,358	N/A	N/A
Active/Passive Conservative Portfolio	$-37,780	N/A	N/A
The Active/Passive Very Aggressive Portfolio, Active/Passive Aggressive Portfolio, and Active/Passive Conservative Portfolio commenced operations on July 1, 2025 and did not pay advisory fees prior to such date. Negative amounts reflect reimbursement by the investment adviser of certain expenses above the amount of advisory fees charged.
Expense Limitation Agreements
Mason Street Advisors has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses for the Portfolios referenced below to the extent necessary so that each Portfolio’s total operating expenses (excluding taxes, brokerage, other investment-related costs, interest and dividend expenses and charges, acquired fund fees and expenses, fees for class action, other passive securities litigation and anti-trust claim filing services and such non-recurring and extra ordinary expenses as they may arise) on an annualized basis do not exceed, after the waiver, the percentage of average net assets specified below (the “Expense Cap”):
Portfolio	Expense Cap	Expiration
Focused Appreciation	0.90%	April 30, 2027
Large Cap Blend	0.85%	April 30, 2027
Large Company Value	0.80%	April 30, 2027
Domestic Equity	0.75%	April 30, 2027
Equity Income	0.75%	April 30, 2027
Mid Cap Value	1.00%	April 30, 2027
Index 600 Stock	0.35%	April 30, 2027
Small Cap Value	1.00%	April 30, 2027
International Growth	1.10%	April 30, 2027
Research International Core	1.15%	April 30, 2027
Emerging Markets Equity	1.50%	April 30, 2027
Short-Term Bond	0.45%	April 30, 2027
Long-Term U.S. Government Bond	0.65%	April 30, 2027

Portfolio	Expense Cap	Expiration
Inflation Managed	0.65%	April 30, 2027
Multi-Sector Bond	0.90%	April 30, 2027
Active/Passive Very Aggressive	0.27%	April 30, 2027
Active/Passive Aggressive	0.27%	April 30, 2027
Active/Passive Moderate	0.75%	April 30, 2027
Active/Passive Conservative	0.27%	April 30, 2027
Advisory Fee Waiver Agreements
Growth Stock Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Growth Stock Portfolio such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $900 million, and 0.38% on average net assets in excess of $1 billion. This fee waiver agreement may not be terminated prior to April 30, 2027 without action by the Board of Directors.
Focused Appreciation Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Focused Appreciation Portfolio such that the management fee is 0.62% on the first $100 million of the Portfolio’s average net assets, 0.57% on the next $900 million, and 0.54% on average net assets in excess of $1 billion. This fee waiver agreement may not be terminated prior to April 30, 2027 without action by the Board of Directors.
Large Cap Core Stock Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Large Cap Core Stock Portfolio such that the management fee is 0.60% on the first $50 million of the Portfolio’s average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million, and 0.37% on average net assets in excess of $500 million. This fee waiver agreement may not be terminated prior to April 30, 2027 without action by the Board of Directors.
Large Cap Blend Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Large Cap Blend Portfolio such that the management fee is 0.65% on the first $150 million of the Portfolio’s average net assets, 0.55% on the next $150 million, 0.55% on the next $200 million, and 0.52% on average net assets in excess of $500 million. This fee waiver agreement may not be terminated prior to April 30, 2027 without action by the Board of Directors.
Index 500 Stock Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Index 500 Stock Portfolio such that the management fee is 0.20% on the Portfolio’s first $2 billion of average net assets and 0.18% on average net assets in excess of $2 billion. This fee waiver agreement may not be terminated prior to April 30, 2027 without action by the Board of Directors.
Large Company Value Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Large Company Value Portfolio such that the management fee is 0.67% on the first $100 million of the Portfolio’s average net assets, 0.62% on the next $150 million, 0.59% on the next $250 million, and 0.57% on average net assets in excess of $500 million. This fee waiver agreement may not be terminated prior to April 30, 2027 without action by the Board of Directors.
Domestic Equity Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Domestic Equity Portfolio such that the management fee is 0.65% on the Portfolio’s first $100 million of average net assets, 0.55% of the next $150 million, 0.50% of the next $250 million, 0.43% of the next $500 million, and 0.41% on average net assets in excess of $1 billion. This fee waiver agreement may not be terminated prior to April 30, 2027 without action by the Board of Directors.
Equity Income Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Equity Income Portfolio such that the management fee is 0.56% on the Portfolio’s first $500 million of average net assets, 0.53% on the next $1 billion, and 0.52% on average net assets in excess of $1.5 billion. This fee waiver agreement may not be terminated prior to April 30, 2027 without action by the Board of Directors.

Mid Cap Growth Stock Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Mid Cap Growth Stock Portfolio such that the fee is 0.80% on the Portfolio’s first $50 million of average net assets, 0.65% on the next $50 million, 0.50% on the next $900 million, and 0.49% on average net assets in excess of $1 billion. This fee waiver agreement may not be terminated prior to April 30, 2027 without action by the Board of Directors.
Index 400 Stock Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Index 400 Stock Portfolio such that the management fee is 0.25% on the first $500 million of the Portfolio’s average net assets and 0.20% on average net assets in excess of $500 million. This fee waiver agreement may not be terminated prior to April 30, 2027 without action by the Board of Directors.
Mid Cap Value Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Mid Cap Value Portfolio such that the management fee is 0.78% on the first $150 million of the Portfolio’s average net assets, 0.66% on the next $350 million, and 0.63% on average net assets in excess of $500 million. This fee waiver agreement may not be terminated prior to April 30, 2027 without action by the Board of Directors.
Small Cap Value Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Small Cap Value Portfolio such that the management fee is 0.85% on the first $500 million of average net assets and 0.80% on average net assets in excess of $500 million. This fee waiver agreement may not be terminated prior to April 30, 2027 without action by the Board of Directors.
International Growth Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the International Growth Portfolio such that its management fee is 0.75% on the Portfolio’s first $100 million of average net assets, 0.65% of the next $150 million, 0.55% on the next $750 million, and 0.54% on average net assets in excess of $1 billion. This fee waiver agreement may not be terminated prior to April 30, 2027 without action by the Board of Directors.
Research International Core Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Research International Core Portfolio such that the management fee is 0.54% on the Portfolio’s first $1.5 billion of average net assets and 0.52% on average net assets in excess of $1.5 billion. This fee waiver agreement may not be terminated prior to April 30, 2027 without action by the Board of Directors.
International Equity Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the International Equity Portfolio such that its management fee is 0.85% on the Portfolio’s first $50 million of average net assets, 0.65% on the next $1.95 billion, and 0.63% on average net assets in excess of $2 billion. This fee waiver agreement may not be terminated prior to April 30, 2027, without action by the Board of Directors.
Emerging Markets Equity Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Emerging Markets Equity Portfolio such that its management fee is 0.84% on the Portfolio’s first $250 million of average net assets, 0.76% on the next $250 million, and 0.68% on average net assets in excess of $500 million. This fee waiver agreement may not be terminated prior to April 30, 2027 without action by the Board of Directors.
Government Money Market Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Government Money Market Portfolio such that the management fee is 0.30% on the Portfolio’s first $500 million of average net assets, 0.29% on the next $500 million, and 0.28% on average net assets in excess of $1 billion. This fee waiver agreement may not be terminated prior to April 30, 2027 without action by the Board of Directors. In addition, Mason Street Advisors has voluntarily agreed to waive its advisory fee and/or reimburse expenses in excess of the Government Money Market Portfolio’s daily yield so as to maintain a zero or positive yield for the Portfolio. This voluntary waiver is reviewed periodically by Mason Street Advisors in light of market and economic developments and may be revised or discontinued at any time without advance notice.
Short-Term Bond Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Short-Term Bond Portfolio such that the management fee is 0.35% on the Portfolio’s first $100 million of average net assets, 0.33% on the next $150 million, 0.30% on the next $250 million, and 0.28% on average net assets in excess of $500 million. This fee waiver agreement may not be terminated prior to April 30, 2027 without action by the Board of Directors.

Select Bond Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Select Bond Portfolio such that the management fee is 0.30% on the first $2 billion of average net assets and 0.28% on average net assets in excess of $2 billion. This fee waiver agreement may not be terminated prior to April 30, 2027 without action by the Board of Directors.
Long-Term U.S. Government Bond Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Long-Term U.S. Government Bond Portfolio such that the management fee is 0.555% on the Portfolio’s first $100 million of average net assets, 0.515% on the next $150 million, 0.495% on the next $250 million, and 0.445% on average net assets in excess of $500 million. This fee waiver agreement may not be terminated prior to April 30, 2027 without action by the Board of Directors.
Inflation Managed Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Inflation Managed Portfolio such that the management fee is 0.42% on the Portfolio’s first $100 million of average net assets, 0.40% on the next $150 million and 0.38% on average net assets in excess of $250 million. This fee waiver agreement may not be terminated prior to April 30, 2027 without action by the Board of Directors.
High Yield Bond Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the High Yield Bond Portfolio such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $900 million and 0.30% on average net assets in excess of $1 billion. This fee waiver agreement may not be terminated prior to April 30, 2027 without action by the Board of Directors.
Multi-Sector Bond Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Multi-Sector Bond Portfolio such that the management fee is 0.73% on the Portfolio’s first $100 million of average net assets, 0.72% on the next $150 million, 0.69% on the next $250 million, and 0.64% on average net assets in excess of $500 million. This fee waiver agreement may not be terminated prior to April 30, 2027 without action by the Board of Directors.
Active/Passive Very Aggressive Portfolio. With respect to the Active/Passive Very Aggressive Portfolio, Mason Street Advisors has agreed to waive a portion of its management fee such that the management fee is 0.10% of the Portfolio’s average net assets. This fee waiver agreement may not be terminated prior to April 30, 2027 without action by the Board of Directors.
Active/Passive Aggressive Portfolio. With respect to the Active/Passive Aggressive Portfolio, Mason Street Advisors has agreed to waive a portion of its management fee such that the management fee is 0.10% of the Portfolio’s average net assets. This fee waiver agreement may not be terminated prior to April 30, 2027 without action by the Board of Directors.
Active/Passive Moderate Portfolio. With respect to the Active/Passive Moderate Portfolio, Mason Street Advisors has agreed to waive a portion of its management fee such that the management fee is 0.10% of the Portfolio’s average net assets. This fee waiver agreement may not be terminated prior to April 30, 2027 without action by the Board of Directors.
Active/Passive Balanced Portfolio. With respect to the Active/Passive Balanced Portfolio, Mason Street Advisors has agreed to waive a portion of its management fee such that the management fee is 0.10% of the Portfolio’s average net assets. This fee waiver agreement may not be terminated prior to April 30, 2027 without action by the Board of Directors.
Active/Passive Conservative Portfolio. With respect to the Active/Passive Conservative Portfolio, Mason Street Advisors has agreed to waive a portion of its management fee such that the management fee is 0.10% of the Portfolio’s average net assets. This fee waiver agreement may not be terminated prior to April 30, 2027 without action by the Board of Directors.
“Northwestern Mutual Life” is the name and service mark of The Northwestern Mutual Life Insurance Company and the right of the Fund to use the name and mark is subject to the consent of Northwestern Mutual. Under the agreement providing such consent, the Fund recognizes the prior rights of Northwestern Mutual in the name and mark, agrees that use of the name and mark by the Fund will inure to the benefit of Northwestern Mutual and agrees that its right to use the name and mark can be terminated by Northwestern Mutual and will automatically be terminated if at any time Mason Street Advisors ceases to be the investment adviser to the Fund or if Mason Street Advisors ceases to be an affiliated company of Northwestern Mutual.
The Sub-Advisers
Sub-advisory fees paid by Mason Street Advisors to each sub-adviser for the indicated fiscal years are set forth below.  Information set forth in the chart includes aggregate advisory fees paid to each sub-adviser for the last three fiscal years shown both as a dollar amount and as a fee rate percentage of the related Portfolio(s) assets, utilizing the sub-advisory fee schedule effective for the periods shown. Current contractual sub-advisory fee rates for Portfolio(s) managed by each sub-adviser are set forth in the sub-adviser firm descriptions immediately following the chart. From time to time, a sub-adviser may voluntarily waive or reimburse a portion of its sub-advisory fee. Any voluntary waiver or reimbursement by any sub-adviser may be terminated or reduced in amount at any time and solely in the discretion of the sub-adviser concerned. The figures noted for the fee rate percentage are determined by using the individual Portfolio’s average daily net assets for each of the identified years. In instances where the sub-adviser has served for a partial year, the percentage of net assets is determined by (i) using the Portfolio’s average daily net assets for the portion of the year for which the sub-adviser provided services; and (ii) calculating the fee percentage on an annualized basis.
Portfolio	Sub-Advisor	For the fiscal year ended Dec. 31, 2025	Fee Rate	For the fiscal year ended Dec. 31, 2024	Fee Rate	For the fiscal year ended Dec. 31, 2023	Fee Rate
Growth Stock Portfolio	TRPA	$3,981,503	0.29%	$3,595,264	0.29%	$2,894,069	0.31%
Focused Appreciation Portfolio	Loomis Sayles	$4,957,008	0.33%	$4,614,303	0.33%	$3,879,915	0.33%
Large Cap Core Stock Portfolio	Wellington Management	$1,285,944	0.17%	$1,256,391	0.17%	$1,177,579	0.19%
Large Cap Blend Portfolio[1]	JPMorgan	$436,896	0.26%	$451,839	0.26%	$194,414	0.26%
Index 500 Stock Portfolio	BlackRock	$548,264	0.01%	$491,856	0.01%	$397,362	0.01%
Large Company Value Portfolio	American Century	$453,713	0.28%	$436,279	0.28%	$460,984	0.31%
Domestic Equity Portfolio[2]	Putnam	$1,194,624	0.25%	N/A	0.00%	N/A	0.00%
Equity Income Portfolio	TRPA	$2,075,888	0.28%	$2,076,944	0.28%	$1,948,229	0.28%
Mid Cap Growth Stock Portfolio[3]	JPMorgan	$3,207,032	0.31%	$581,346	0.31%	N/A	0.00%
Index 400 Stock Portfolio	Northern Trust	$336,938	0.02%	$353,023	0.03%	$387,642	0.03%
Mid Cap Value Portfolio	American Century	$2,526,467	0.39%	$2,557,193	0.39%	$2,644,753	0.41%
Small Cap Growth Stock Portfolio	Wellington Management	$2,594,914	0.37%	$2,746,779	0.38%	$2,759,148	0.44%
Index 600 Stock Portfolio	Northern Trust	$191,098	0.04%	$193,112	0.04%	$194,912	0.05%
Small Cap Value Portfolio	TRPIM	$2,972,497	0.53%	$3,400,262	0.59%	$3,223,358	0.60%
International Growth Portfolio	FIAM	$3,946,439	0.36%	$3,999,923	0.38%	$3,717,601	0.39%
Research International Core Portfolio	MFS	$3,671,892	0.39%	$3,416,201	0.39%	$3,313,551	0.42%
International Equity Portfolio	Dodge & Cox	$9,780,439	0.45%	$8,698,536	0.45%	$8,117,437	0.45%
Emerging Markets Equity Portfolio	abrdn	$5,902,271	0.51%	$5,806,856	0.57%	$5,169,822	0.58%
Government Money Market Portfolio	BlackRock	$251,717	0.05%	$257,518	0.05%	$313,278	0.06%
Short-Term Bond Portfolio	TRPA	$448,484	0.11%	$442,656	0.11%	$441,608	0.11%
Select Bond Portfolio	Allspring	$3,039,826	0.11%	$3,082,213	0.11%	$3,496,089	0.12%
Long-Term U.S. Government Bond Portfolio	PIMCO	$271,352	0.23%	$266,837	0.23%	$251,764	0.23%
Inflation Managed Portfolio	American Century	$412,196	0.10%	$410,985	0.10%	$872,386	0.21%
High Yield Bond Portfolio	Federated	$1,474,944	0.21%	$1,508,888	0.21%	$1,520,550	0.21%
Multi-Sector Bond Portfolio	PIMCO	$5,159,633	0.39%	$4,918,761	0.39%	$4,804,185	0.42%

1 Prior to July 31, 2023, Fiduciary Management, Inc. acted as sub-adviser for the Large Cap Blend Portfolio and was paid $323,847.29 for sub-advisory services for January 1, 2023 to July 31, 2023 equal to 0.29% of net assets.
2 Prior to July 31, 2025, Delaware Investment Fund Advisers acted as sub-adviser for the Domestic Equity Portfolio and was paid $1,274,306 for sub-advisory services for January 1, 2025 to July 30, 2025 equal to 0.21% of net assets, $2,263,245 for sub-advisory services for the fiscal year ended December 31, 2024 equal to 0.21% of net assets, and $2,271,516 for sub-advisory services for the fiscal year ended December 31, 2023 equal to 0.22% of net assets.
3 Prior to October 28, 2024, Wellington Management Company LLP acted as sub-adviser for the Mid Cap Growth Stock Portfolio and was paid $2,678,922 for sub-advisory services for January 1, 2024 to October 28, 2024 equal to 0.31% of net assets and $3,193,113 for sub-advisory services for the fiscal year ended December 31, 2023 equal to 0.31% of net assets.

abrdn Investments Limited (“Aberdeen”), a Scottish company, with its registered offices at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG, provides investment services to the Emerging Markets Equity Portfolio pursuant to an investment sub-advisory agreement. In March 2025, abrdn plc, the parent company of Aberdeen, changed its name to Aberdeen Group plc and announced that it will use ‘Aberdeen’ as the principal trading identity for its Investments business. Aberdeen Group plc has retained ‘abrdn’ as an operational abbreviation across certain subsidiary legal entities. Aberdeen is an indirect wholly-owned subsidiary of Aberdeen Group plc, which has registered offices at 1 George Street, Edinburgh, Scotland EH2 2LL. Aberdeen Group plc provides asset management and investment solutions for clients and customers worldwide and also has a strong position in the pensions and savings market. For services to the Emerging Markets Equity Portfolio, Mason Street Advisors pays Aberdeen a fee at an annual rate equal to a percentage of the Portfolio’s average daily net assets of: 0.55% on the first $250 million in assets, 0.45% on the next $250 million, and 0.40% on assets over $500 million. Aberdeen began providing sub-advisory services to the Emerging Markets Equity Portfolio as of March 24, 2017. As of December 31, 2025, assets under management for Aberdeen Group plc were approximately $525.2 billion.
Allspring Global Investments, LLC (“Allspring”), 1415 Vantage Park Drive, Charlotte, North Carolina, 28203, provides investment services to the Select Bond Portfolio pursuant to an investment sub-advisory agreement. Allspring is a wholly-owned subsidiary of Allspring Global Investment Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. For the services provided for the Select Bond Portfolio, Mason Street Advisors pays Allspring a fee at the annual rate of 0.14% of the Portfolio’s net assets on the first $500 million of assets, reduced to 0.12% on the next $500 million, reduced to 0.10% on the next $1 billion and 0.09% on assets over $3 billion. As of December 31, 2025, assets under management were approximately $469.8 billion.
American Century Investment Management, Inc. (“American Century”), 4500 Main Street, Kansas City, Missouri 64111, provides investment services to the Large Company Value Portfolio, the Mid Cap Value Portfolio, and the Inflation Managed Portfolio, pursuant to an investment sub-advisory agreement. American Century has been managing funds since 1958. For the services provided for the Large Company Value Portfolio, Mason Street Advisors pays American Century a fee at an annual rate of 0.28% on the first $500 million of assets, 0.25% on the next $500 million and 0.23% on assets in excess of $1 billion. For the services provided to the Mid Cap Value Portfolio, Mason Street Advisors pays American Century at an annual rate of 0.39% on the first $1 billion of assets and 0.35% on assets over $1 billion. For the services provided to the Inflation Managed Portfolio, Mason Street Advisors pays American Century at an annual rate of 0.12% on the first $200 million of assets and 0.08% on assets over $200 million. As of December 31, 2025, assets under management were approximately $306.0 billion.
BlackRock Advisors, LLC (“BlackRock”), 100 Bellevue Parkway, Wilmington, Delaware 19809, an indirect, wholly-owned subsidiary of BlackRock, Inc., provides investment services to the Government Money Market Portfolio and the Index 500 Stock Portfolio pursuant to investment sub-advisory agreements. BlackRock was organized in 1994 to perform advisory services for investment companies. For the services provided for the Government Money Market Portfolio, Mason Street Advisors pays BlackRock a fee at the annual rate of 0.05% of the Portfolio’s net assets on the first $500 million, reduced to 0.04% on the next $500 million and 0.03% on assets over $1 billion. For the services provided for the Index 500 Stock Portfolio, Mason Street Advisors pays BlackRock a fee at the annual rate of 0.008% of the Portfolio’s net assets. As of December 31, 2025, BlackRock, Inc.’s assets under management were approximately $14.0 trillion.
Dodge & Cox, 555 California Street, San Francisco, California 94104, provides investment services to the International Equity Portfolio pursuant to an investment sub-advisory agreement. Dodge & Cox, a California corporation, is one of the oldest professional investment management firms in the United States, having acted continuously as investment managers since 1930. Dodge & Cox’s activities are devoted to investment research and the supervision of investment accounts for individuals and institutions. For the services provided for the International Equity Portfolio, Mason Street Advisors pays Dodge & Cox a fee at an annual rate of 0.60% of the Portfolio’s net assets on the first $500 million, 0.45% on assets over $500 million and reset to 0.45% at $1.5 billion (flat rate applicable to all portfolio assets). As of December 31, 2025, assets under management were approximately $466.6 billion.
Federated Investment Management Company (“Federated”), 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, provides investment services to the High Yield Bond Portfolio pursuant to an investment sub-advisory agreement. Federated is an indirect, wholly-owned subsidiary of Federated Hermes, Inc. (“FHI”). FHI is a client-driven, multiproduct, and multi-strategy investment manager. FHI provides world-class active investment management and engagement services to more than 11,000 institutions and intermediaries including corporations, government entities, insurance companies, foundations and endowments, banks, and broker/dealers. For the services provided for the High Yield Bond Portfolio, Mason Street Advisors pays Federated a fee at the annual rate of 0.35% of the Portfolio’s net assets on the first $100 million of assets, 0.25% on the next $150 million, 0.15% on the next $750 million, 0.125% on the next $500 million, and 0.10% on assets in excess of $1.5 billion. As of December 31, 2025, assets under management were approximately $902.6 billion.
FIAM LLC (“FIAM”), 900 Salem Street, Smithfield, Rhode Island, 02917, provides investment services to the International Growth Portfolio, pursuant to an investment sub-advisory agreement. FIAM and its FIAM® Group affiliates provide investment management services to institutional investors worldwide. FIAM is an indirectly held, wholly owned subsidiary of FMR LLC. For the services provided on behalf of the International Growth Portfolio, Mason Street Advisors pays FIAM at the annual rate of 0.42% on the first $100 million of the Portfolio’s assets, 0.41% on the next $100 million, 0.39% on the next $300 million, and 0.38% on assets in excess of $500 million. FIAM began providing sub-advisory services to the International Growth Portfolio as of July 31, 2015. As of December 31, 2025, FIAM had approximately $347.7 billion in assets under management.
J.P. Morgan Investment Management Inc (“JPMIM”), 383 Madison Avenue, New York, NY 10179, provides investment services to the Large Cap Blend and Mid Cap Growth Portfolios pursuant to an investment sub-advisory agreement. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. For the services provided for the Large Cap Blend Portfolio, Mason Street Advisors pays JPMIM a fee at the annual rate of 0.30% on the first $100 million of the Portfolio’s assets, 0.20% on the next $500 million, and 0.18% on assets in excess of $600 million. or the services provided for the Mid Cap Growth Stock Portfolio, Mason Street Advisors pays JPMIM at the annual rate of 0.31% on the Portfolio’s net assets. As of December 31, 2025, assets under management were approximately $4.1 trillion.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”), One Financial Center, Boston, Massachusetts 02111, provides investment services to the Focused Appreciation Portfolio, pursuant to an investment sub-advisory agreement. Loomis Sayles is a Delaware limited partnership. Loomis Sayles’ sole general partner, Loomis, Sayles & Company, Inc. is directly owned by Natixis Investment Managers, LLC (“Natixis LLC”). Natixis LLC is an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is wholly owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France. Founded in 1926, Loomis Sayles is one of the oldest investment advisory firms in the United States. For the services provided on behalf of the Focused Appreciation Portfolio, Mason Street Advisors pays Loomis Sayles at the annual rate of 0.34% on the first $500 million of the Portfolio’s assets and 0.33% on assets in excess of $500 million. Loomis Sayles began providing sub-advisory services to the Focused Appreciation Portfolio as of July 31, 2015. As of December 31, 2025, Loomis Sayles had approximately $431.4 billion in assets under management.
Massachusetts Financial Services Company (“MFS®1”), 111 Huntington Avenue, Boston, Massachusetts 02199, provides investment advisory services to the Research International Core Portfolio. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924. MFS® is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company. For services provided to the Research International Core Portfolio, Mason Street Advisors paid MFS a fee at an annual rate of 0.275% on the first $1 billion of the Portfolio’s net assets, 0.25% on the next $500 million, and 0.225% on assets in excess of $1.5 billion. As of December 31, 2025, net assets under the management of the MFS organization were approximately $651.0 billion.
Northern Trust Investments, Inc. (“Northern Trust”), 50 South LaSalle Street, Chicago, Illinois 60603, an indirect subsidiary of Northern Trust Corporation, provides investment services to the Index 400 Stock and Index 600 Stock Portfolios pursuant to investment sub-advisory agreements. Northern Trust is an Illinois State Banking

1 MFS® is a registered trademark of Massachusetts Financial Services Company.

Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. For the services provided for the Index 400 Stock Portfolio, Mason Street Advisors pays Northern Trust a fee at the annual rate of 0.0275% of the Portfolio’s net assets on the first $1 billion and 0.015% on assets over $1 billion. For the services provided for the Index 600 Stock Portfolio, Mason Street Advisors pays Northern Trust a fee at the annual rate of 0.04% of the Portfolio’s net assets on the first $500 million, and 0.03% on assets over $500 million. As of December 31, 2025, assets under management were approximately $1.5 trillion.
Pacific Investment Management Company LLC (“PIMCO”), 650 Newport Center Drive, Newport Beach, California 92660, provides investment advisory services to the Multi-Sector Bond Portfolio and the Long-Term U.S. Government Bond Portfolio. PIMCO is a majority owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) with a minority interest held by Allianz Asset Management U.S. Holding II LLC, each, a Delaware limited liability company, and by certain current and former officers of PIMCO. Allianz Asset Management was organized as a limited liability company under Delaware law in 2000. Allianz Asset Management of America LP merged with Allianz Asset Management, with the latter being the surviving entity, effective January 1, 2023. Following the merger, Allianz Asset Management is PIMCO LLC’s managing member and direct parent entity. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company. The management and operational oversight of Allianz Asset Management is carried out by its Management Board, the sole member of which is currently Tucker J. Fitzpatrick. PIMCO provides investment services to the Multi-Sector Bond Portfolio and the Long-Term U.S. Government Bond Portfolio pursuant to our investment sub-advisory agreement. For services provided to the Multi-Sector Bond Portfolio, Mason Street Advisors pays PIMCO at the annual rate of 0.45% on the first $500 million of the Portfolio’s net assets and 0.35% on net assets in excess of $500 million. For services provided to the Long-Term U.S. Government Bond Portfolio, Mason Street Advisors pays PIMCO at the annual rate of 0.225% of the Portfolio’s net assets. As of December 31, 2025, assets under management were approximately $2.26 trillion.
Putnam Investment Management, LLC (“Putnam”), 100 Federal Street, Boston, MA 02110, provides investment services to the Domestic Equity Portfolio pursuant to an investment sub-advisory agreement. Putnam is an indirect wholly-owned subsidiary of Franklin Resources, Inc. (“FRI”). FRI and its predecessors have been engaged in the financial services business, marketing, distribution, transfer agency and administrative services since 1947. FRI is principally a parent company primarily engaged, through various subsidiaries, in providing investment management to the open-end investment companies in the Franklin Group of Funds and the Templeton Family of Funds and to domestic and international managed and institutional accounts. For the services provided for the Domestic Equity Portfolio, Mason Street pays Putnam a fee at the annual rate of 0.27% on the first $500 million of the Portfolio’s assets, 0.24% on the next $500 million, and 0.22% on assets in excess of $1 billion. As of December 31, 2025, FRI and its affiliates had approximately $1.7 trillion in assets under management.
T. Rowe Price Associates, Inc. (“TRPA”), 1307 Point Street, Baltimore, Maryland 21231, provides investment services to the Equity Income Portfolio, the Short-Term Bond Portfolio, and the Growth Stock Portfolio pursuant to investment sub-advisory agreements. For services provided to the Equity Income Portfolio, Mason Street Advisors pays TRPA 0.475% on the first $50 million of the Portfolio’s assets, reduced to 0.425% on the next $50 million. The sub-advisory fee is reset to 0.375% of the Portfolio’s average net assets at $100 million, to 0.325% at $200 million, to 0.30% at $500 million and is 0.275% on assets from $500 million to $1 billion. The sub-advisory fee is reset to 0.275% of the Portfolio’s average net assets at $1 billion and is reset to 0.25% at $1.5 billion. TRPA will provide Mason Street Advisors with a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the flat fee schedule once assets exceed certain amounts. For the services provided for the Short-Term Bond Portfolio, Mason Street Advisors pays TRPA a fee at the annual rate of 0.16% on the first $100 million of the Portfolio’s average net assets. The sub-advisory fee is reset to 0.15% of the Portfolio’s average net assets at $100 million, reset to 0.125% at $250 million, and reset to 0.115% at $500 million. The sub-advisory fee is 0.10% of the Portfolio’s average net assets in excess of $500 million and is reset to 0.10% of the Portfolio’s average net assets at $1 billion, reset to 0.095% at $2 billion, and reset to 0.09% at $3 billion. TRPA will provide Mason Street Advisors with a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the flat fee schedule once assets exceed certain amounts. For the services provided for the Growth Stock Portfolio, Mason Street Advisors pays TRPA a fee at the annual rate of 0.50% of the Portfolio’s net assets on the first $50 million of assets, reduced to 0.40% on the next

$50 million. The sub-advisory fee is reset to 0.40% of the Portfolio’s average net assets at $100 million. The sub-advisory fee is reset to 0.33% on assets at $200 million, and to 0.325% at $500 million. The sub-advisory fee is reset to 0.30% of the Portfolio’s average net assets at $1 billion, reduced to 0.29% on assets from $1 billion to $2 billion. The sub-advisory fee is reset to 0.29% of the Portfolio’s net assets at $2 billion, reduced to 0.275% on assets over $3 billion. The sub-advisory fee is reset at 0.26% when the Portfolio’s net assets reach $7.5 billion. TRPA will provide Mason Street Advisors with a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and instances where the schedule provides for a flat fee. A fee discount may apply based on the aggregated annual fees paid on assets managed by TRPA for the Fund. TRPA is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. As of December 31, 2025, assets under management were approximately $1.78 trillion.
T. Rowe Price Investment Management, Inc. (“TRPIM”), 1307 Point Street, Baltimore, Maryland 21231, provides investment services to the Small Cap Value Portfolio pursuant to an investment sub-advisory agreement. For the services provided for the Small Cap Value Portfolio, Mason Street Advisors pays TRPIM a fee at the annual rate of 0.60% of the Portfolio’s net assets on the first $500 million of assets and 0.55% on assets over $500 million. TRPIM is a wholly owned subsidiary of T. Rowe Price Associates, Inc., an investment management firm and wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. As of December 31, 2025, assets under management were approximately $1.78 trillion.
Wellington Management Company LLP (“Wellington Management”) is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210, and serves as sub-adviser to the Small Cap Growth Stock Portfolio, and the Large Cap Core Stock Portfolio. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. For services to the Small Cap Growth Stock Portfolio, Mason Street Advisors pays Wellington Management a fee based on the average daily net assets of the Portfolio at the following rates: 0.40% on the first $150 million of assets, 0.37% on the next $150 million, and 0.35% on assets over $300 million. For services provided to the Large Cap Core Stock Portfolio, Mason Street Advisors pays Wellington Management a fee based on the average daily net assets of the Portfolio at the following rates: 0.18% on the first $250 million of assets, 0.16% on the next $750 million and 0.15% on assets over $1 billion. As of December 31, 2025, Wellington Management had investment management authority with respect to approximately $1.3 trillion in assets.
Northwestern Mutual is the licensee under three License Agreements with Standard & Poor’s, dated as of November 30, 1990, February 19, 1999, and April 27, 2007, for the S&P 500® Index, the S&P® MidCap 400 Index, and the S&P® Small Cap 600 Index, respectively, relating to the Fund. The following disclaimers and limitations are included in accordance with the requirements of the License Agreements:
The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s (“S&P®”), a division of The McGraw-Hill Companies, Inc., and none of the Portfolios of the Fund is so sponsored, endorsed, sold, or promoted. S&P® makes no representation or warranty, express or implied, to the owners of the Fund or any of its Portfolios or any member of the public regarding the advisability of investing in securities generally or in the Fund or any of its Portfolios particularly or the ability of the S&P 500® Index, the S&P® MidCap 400 Index or the S&P® Small Cap 600 Index to track general stock market performance. S&P®’s only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index, the S&P® MidCap 400 Index and the S&P® Small Cap 600 Index, each of which are determined, composed and calculated by S&P® without regard to the Licensee or the Fund. S&P® has no obligation to take the needs of the Licensee or the owners of the Fund or any of its Portfolios into consideration in determining, composing, or calculating the S&P 500® Index, the S&P® MidCap 400 Index or the S&P® Small Cap 600 Index. S&P® is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund or any of its Portfolios to be issued or in the determination or calculation of the equation by which the Fund or any of its Portfolios is to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing, or trading of the Fund.
S&P® DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX, THE S&P® MIDCAP 400 INDEX OR THE S&P® SMALL CAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P® SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS

THEREIN. S&P® MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX, THE S&P® MIDCAP 400 INDEX OR THE S&P® SMALL CAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P® MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX, THE S&P® MIDCAP 400 INDEX OR THE S&P® SMALL CAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P® HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Custodian and Fund Accountant
State Street Bank and Trust Company, 1 Iron Street, Boston, MA 02110 serves as the Fund's custodian. The custodian maintains custody of securities and other assets of the respective Portfolios and performs certain services in connection with the purchase, sale, exchange and pledge of securities of the Portfolios.
State Street Bank and Trust Company also serves as the fund accountant, providing pricing and valuation services with respect to securities and other investments of each Portfolio, and related services to the Fund.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 833 E. Michigan Street, Suite 1200, Milwaukee, WI, 53202, is the independent registered public accounting firm for the Fund and performs auditing and tax services for the Fund.
PORTFOLIO MANAGERS
Information regarding the Fund’s portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is set forth in Appendix D.
LEGAL PROCEEDINGS
Any material pending legal proceedings to which the Fund is a party, or to which Mason Street Advisors or a Sub-Advisor is a party that may have a material adverse effect on the Fund, is disclosed in the Fund’s prospectus. From time to time, each Sub-Adviser may be subject to certain routine legal and regulatory proceedings.
PROXY VOTING POLICIES AND PROCEDURES
The directors of the Fund have delegated to the Adviser and the Sub-Advisers the authority to vote all proxies relating to the Portfolios’ portfolio securities in accordance with the policies and procedures adopted by the Adviser and the respective Sub-Advisers. These policies and procedures, or summaries thereof, are set forth in Appendix F. Copies of the Fund’s proxy voting record for the most recent 12-month period ended June 30, when available, may be obtained, without charge, by calling (866) 910-1232, and on the SEC’s internet site at http://www.sec.gov.
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION AND OTHER PRACTICES
Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the Fund, although the price usually includes undisclosed compensation. Transactions placed through dealers serving as primary market makers reflect the spread between the bid and ask prices. Securities may also be purchased from underwriters at prices which include underwriting fees. Transactions on U.S. stock exchanges, U.S. over-the-counter (“OTC”) markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the investment adviser or sub-adviser may be unable to negotiate commission rates for these transactions. Other transactions may be effected in the OTC market. There is generally no stated commission in the case of securities traded in foreign OTC markets, but the price of securities traded in these markets includes an undisclosed commission or mark-up.

In executing transactions for the purchase or sale of portfolio securities on behalf of the Fund, the investment adviser, or sub-adviser in the case of the Portfolios for which sub-advisers have been retained, will attempt to obtain “best execution” for the Portfolio - the best combination of transaction execution services, taking into account factors such as commissions, bid/ask spreads and the services and products to be provided by the broker or dealer, with the view of maximizing value for the Fund and other advisory clients. In effecting purchases and sales of portfolio securities for the account of the Fund, the investment adviser or sub-adviser may pay a higher commission rate than the lowest available rate when the investment adviser or sub- adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors.
Some securities considered for investment by the Fund’s Portfolios may also be appropriate for other clients served by the investment adviser or sub-adviser. Overall, each portfolio manager is required to strive for a fair and equitable allocation of securities transactions among his or her accounts. Such allocation decisions are made for each client individually, based on the characteristics of the particular security and “Investment Considerations” of each client, as well for all clients collectively. Investment Considerations is a broad term that includes, but is not limited to, the client’s investment objectives and restrictions, current securities positions, cash available for investment or liquidity needs, and similar factors. Contemporaneous client trades in the same security will generally be aggregated into a single order if the terms are the same, provided the adviser or sub-adviser’s traders believe that aggregation is consistent with the duty to seek best execution. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as a Portfolio is concerned.
As permitted by Section 28(e) of the Securities Exchange Act of 1934, the investment adviser or sub-adviser may cause a Portfolio it advises to pay certain broker-dealers more than the lowest commission rate in order to receive services that relate to the execution of securities transactions (“Brokerage Services”) and advice, analyses or reports within the meaning of Section 28(e) (“Research Services”), if the investment adviser or sub- adviser determines in good faith that the amount paid is reasonable in relation to the value of the Brokerage and Research Services it receives. This may be viewed in terms of either the particular transaction or the investment adviser or sub-adviser’s overall responsibilities to its client accounts over which it exercises investment discretion. Consistent with this practice, the investment adviser or sub-adviser may receive Brokerage and Research Services from many broker-dealers with which the investment adviser or sub-adviser places portfolio transactions. Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third-party (created by a third party but provided by the broker-dealer). The investment adviser or sub-adviser would, through the use of these Research Services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.
These services, which in some cases may also be purchased for cash, include supplying information about particular companies, markets, or countries, statistical data, quotations and other securities pricing information, evaluations of securities, recommendations as to the purchase or sale of securities and other information that provides lawful and appropriate assistance to the manager in the performance of its investment decision-making responsibilities. Research Services provided by broker-dealers are not necessarily utilized for the specific account that generated commissions to the broker-dealer providing such Research Services. Some clients, including fixed income clients, may benefit from the Research Services despite the fact that their brokerage commissions may not be used to pay for those Research Services.
By their nature, certain products or services may be used for both eligible and ineligible research and brokerage purposes. When a product or service has a mixed use, the investment adviser or sub-adviser may use client commissions to pay for the portion of the product or service that constitutes eligible research or brokerage provided the predominant use is eligible. In such event, the investment adviser or sub-adviser will make a reasonable allocation of the cost of the product or service according to its use, will use client commissions to pay for the portion of the product or service that is eligible under Section 28(e), and will pay for the remaining cost of the product or service with its own monies.

The investment adviser or sub-adviser may enter into client commission arrangements with certain broker-dealers under which the investment adviser or sub-adviser may use client commissions to pay for Research Services provided by an entity other than the executing broker-dealer, including third party broker-dealers and non-broker research providers. Under such arrangements, the executing broker sets aside a portion of the commission paid for the purpose of providing the investment adviser or sub-adviser with certain services that are eligible under Section 28(e).
During the years ended December 31, 2023, 2024 and 2025, each Portfolio paid the following brokerage commissions on agency transactions:
Portfolio Name	2025	2024	2023
Growth Stock Portfolio	$24,207	$14,427	$24,172
Focused Appreciation Portfolio	47,266	84,230	70,994
Large Cap Core Stock Portfolio	155,813	175,872	172,710
Large Cap Blend Portfolio	15,574	31,660	95,845
Index 500 Stock Portfolio	25,825	26,680	30,300
Large Company Value Portfolio	47,204	26,753	25,020
Domestic Equity Portfolio	167,770	170,226	107,265
Equity Income Portfolio	64,846	75,878	82,494
Mid Cap Growth Stock Portfolio	231,707	536,398	237,376
Index 400 Stock Portfolio	8,012	9,527	3,561
Mid Cap Value Portfolio	189,825	164,277	153,113
Small Cap Growth Stock Portfolio	469,430	415,128	339,169
Index 600 Stock Portfolio	10,027	2,743	6,906
Small Cap Value Portfolio	332,611	244,467	209,296
International Growth Portfolio	545,339	355,976	272,705
Research International Core Portfolio	276,069	161,402	84,191
International Equity Portfolio	477,701	380,827	283,281
Emerging Markets Equity Portfolio	482,347	576,935	297,495
Government Money Market Portfolio	0	0	0
Short-Term Bond Portfolio	8,275	8,181	7,634
Select Bond Portfolio	0	0	0
Long-Term U.S. Government Bond Portfolio	6,050	6,616	6,052
Inflation Managed Portfolio	2,951	5,012	12,581
High Yield Bond Portfolio	1	231	813
Multi-Sector Bond Portfolio	28,084	22,519	27,425
Active/Passive Very Aggressive Portfolio	3,540	0	0
Active/Passive Aggressive Portfolio	4,118	0	0
Active/Passive Moderate Portfolio	7,666	10,478	2,544
Active/Passive Balanced Portfolio	38,906	77,844	15,181
Active/Passive Conservative Portfolio	2,622	0	0
As noted in the Fund’s Prospectus under “The Investment Adviser and Sub-Advisers – Manager of Managers Structure,” the Fund employs a “manager of managers” structure pursuant to which the Adviser, with the approval of the Board, may hire, terminate or replace Sub-Advisers without shareholder approval. When a Sub-Adviser is hired or replaced for a Portfolio, the amount of brokerage commissions paid by the Portfolio in the year in which the change occurs may increase from its normal level due to the Portfolio’s transition to the new Sub-Adviser. After the transition is complete, the Portfolio’s brokerage commissions may be higher or lower than commissions paid in previous years due to different investment strategies employed by the new Sub-Adviser or other factors relating to the change. Effective July 31, 2025 a new Sub-Adviser was appointed to manage the Domestic Equity Portfolio. Effective October 28, 2024, a new Sub-Adviser was appointed to manage the Mid Cap Growth Stock Portfolio. Effective July 31, 2023, a new Sub-Adviser was appointed to manage the Large Cap Blend Portfolio.
There are no broker-dealers affiliated with the Fund, or affiliates of an affiliate of the Fund that received brokerage commissions from the Fund during its last three fiscal years. From time to time, there may be a commission paid to a brokerage firm that acts as a clearing broker on behalf of (and designated by) an executing broker utilized by the sub-adviser to a Portfolio, and such clearing broker may be affiliated with the sub-adviser.

The chart below identifies each Portfolio’s “regular brokers or dealers” the securities of which were purchased by a Portfolio during the fiscal year ended December 31, 2025, and the value each Portfolio held of such securities as of December 31, 2025. Where a value is listed as zero, the Portfolio did not hold any securities of the indicated broker-dealer as of December 31, 2025. Where the table indicates “N/A,” either the broker was not a “regular broker or dealer” of the Portfolio or the Portfolio did not purchase securities of the broker or dealer during 2024 (though the Portfolio may have held as of December 31, 2025 securities of the indicated broker or dealer that were acquired in prior years). The values and transactions include money market instruments issued by the broker-dealer. If a Portfolio is not listed in the chart below, it did not purchase the securities of its “regular brokers or dealers” during 2025. The dollar values in the chart below are in thousands.
The term “regular broker or dealer” means (i) one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the Portfolio’s portfolio transactions during the year ended December 31, 2025, (ii) one of the ten brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Portfolio during the year ended December 31, 2025, or (iii) one of the ten brokers or dealers that sold the largest dollar amount of securities of the Portfolio during the year ended December 31, 2025.
Broker	Growth Stock	Focused Appreciation	Large Cap Core Stock	Large Cap Blend	Index 500 Stock	Large Company Value
BofA Securities, Inc.	N/A	N/A	0	N/A	46,966	N/A
Goldman Sachs & Co. LLC	6,474	0	16,798	N/A	N/A	N/A
J.P. Morgan Securities LLC	N/A	N/A	0	N/A	N/A	5,756
Morgan Stanley & Co. LLC	N/A	N/A	N/A	2,385	N/A	N/A

Broker	Domestic Equity	Equity Income	Mid Cap Growth	Index 400 Stock	Mid Cap Value	Small Cap Growth Stock
BofA Securities, Inc.	N/A	13,117	N/A	N/A	N/A	N/A
Citigroup Global Markets Inc.	48,411	16,020	N/A	N/A	N/A	N/A
Goldman Sachs & Co. LLC	16,892	N/A	N/A	N/A	N/A	N/A
J.P. Morgan Securities LLC	14,059	N/A	N/A	N/A	N/A	N/A
Jefferies LLC	N/A	N/A	0	4,722	N/A	N/A
RBC Capital Markets, LLC	N/A	N/A	N/A	N/A	N/A	N/A
Sanford C. Bernstein & Co., LLC	N/A	N/A	N/A	N/A	0	N/A

Broker	Index 600 Stock	Small Cap Value	International Growth	Research International Core	International Equity	Emerging Markets Equity
BNP Paribas Securities Corp.	N/A	N/A	N/A	13,526	N/A	N/A
Mizuho Securities USA LLC	N/A	N/A	N/A	27,118	N/A	N/A
Piper Sandler & Co.	1,959	N/A	N/A	N/A	N/A	N/A
UBS Securities LLC	N/A	N/A	32,521	14,307	N/A	N/A

Broker	Government Money Market	Short-Term Bond	Select Bond	Long-Term U.S. Government Bond	Inflation Managed	High Yield Bond
Barclays Capital Inc.	N/A	903	4,355	N/A	N/A	N/A
BMO Capital Markets Corp.	25,000	N/A	2,431	N/A	N/A	N/A
BNP Paribas Securities Corp.	20,000	743	N/A	0	N/A	N/A
BNY Capital Markets, LLC	N/A	N/A	N/A	N/A	0	N/A

Broker	Government Money Market	Short-Term Bond	Select Bond	Long-Term U.S. Government Bond	Inflation Managed	High Yield Bond
BofA Securities, Inc.	N/A	1,575	1,094	N/A	N/A	N/A
Citigroup Global Markets Inc.	20,000	N/A	22,934	0	1,557	N/A
Deutsche Bank Securities Inc.	N/A	N/A	N/A	0	N/A	N/A
Goldman Sachs & Co. LLC	25,000	2,074	28,926	0	715	N/A
J.P. Morgan Securities LLC	N/A	2,588	1,903	0	11,895	N/A
Mizuho Securities USA LLC	30,000	N/A	N/A	N/A	N/A	N/A
Morgan Stanley & Co. LLC	N/A	N/A	51,167	0	1,538	N/A
MUFG Securities Americas Inc.	25,000	N/A	N/A	N/A	N/A	N/A
Natixis Securities Americas LLC	30,000	N/A	N/A	N/A	N/A	N/A
RBC Capital Markets, LLC	N/A	N/A	N/A	N/A	432	N/A
Scotia Capital (USA) Inc.	5,000	N/A	N/A	N/A	N/A	N/A
TD Securities (USA) LLC	25,000	N/A	N/A	N/A	N/A	N/A
Wells Fargo Securities, LLC	N/A	2,310	0	N/A	2,407	N/A

Broker	Multi-Sector Bond	Active/ Passive Very Aggressive	Active/ Passive Aggressive	Active/ Passive Moderate	Active/ Passive Balanced	Active/ Passive Conservative
BNP Paribas Securities Corp.	0	N/A	N/A	N/A	N/A	N/A
BofA Securities, Inc.	5,857	N/A	N/A	N/A	N/A	N/A
Citigroup Global Markets Inc.	10,891	N/A	N/A	N/A	N/A	N/A
Deutsche Bank Securities Inc.	68,365	N/A	N/A	N/A	N/A	N/A
Goldman Sachs & Co. LLC	4,282	N/A	N/A	N/A	N/A	N/A
J.P. Morgan Securities LLC	5,966	497	536	3,011	19,980	N/A
Morgan Stanley & Co. LLC	12,562	N/A	N/A	N/A	N/A	N/A
State Street Bank and Trust Company	N/A	7,433	6,284	31,926	245,908	2,831
The Active/Passive Very Aggressive Portfolio, Active/Passive Aggressive Portfolio, and Active/Passive Conservative Portfolio commenced operations on July 1, 2025 and did not hold any securities of broker-dealers prior to such date.
DISCLOSURE OF PORTFOLIO HOLDINGS
The directors of the Fund have adopted a Policy on Disclosure of Portfolio Holdings and related procedures (the “Holdings Disclosure Policy and Procedures”) to govern the dissemination of portfolio holdings information. It is the policy of the Fund to disclose the holdings in its Portfolios only in compliance with applicable laws, rules and regulations, and in accordance with the Holdings Disclosure Policy and Procedures. It is also the policy of the Fund to disclose material non-public portfolio holdings information only where there is a legitimate business purpose for doing so and where there is a reasonable belief that the recipient will keep the information confidential and use it only for the purposes for which it was provided. The Fund has directed its adviser and sub-advisers to adhere to the Holdings Disclosure Policy and Procedures. The Fund reserves the right to amend the Holdings Disclosure Policy and Procedures at any time and from time to time, without prior notice, in its sole discretion.

The procedures applicable to disclosure of portfolio holdings vary depending on whether or not the information to be disclosed is publicly available. Information regarding a Portfolio’s sector or industry weightings and other investment portfolio characteristics that does not refer to specific securities by name is not subject to the Holdings Disclosure Policy and Procedures.
Disclosure of Publicly Available Holdings Information
Once specific holdings information of a Portfolio is disclosed on the SEC’s website, Northwestern Mutual’s website, or the Fund’s website, as described below, the information is considered readily accessible and publicly available for purposes of the Holdings Disclosure Policy and Procedures. Internet disclosure of a Portfolio’s holdings is made available to all categories of persons, including individual and institutional investors, intermediaries, third-party service providers, rating and ranking organizations and affiliated persons of the Fund.
A full list of each Portfolio’s holdings (except the Government Money Market Portfolio) as of the end of each of the Fund’s fiscal quarters is made publicly available on the Fund’s website (www.nmseriesfund.com) within 60 days after the applicable fiscal quarter end.
For each Portfolio (except the Government Money Market Portfolio), a list of the ten largest holdings, the percentage of Portfolio net assets that each such holding represents, and a list of each Portfolio’s full holdings, as of the most recent calendar-quarter end, is normally posted on Northwestern Mutual’s website (www.northwesternmutual.com). The Government Money Market Portfolio’s portfolio holdings, dollar-weighted average maturity, and weighted average life are normally posted five days after the end of each month and remain posted for at least six months thereafter; additionally, six-month historical data regarding asset flows, shadow prices, and daily and weekly liquid assets are posted. The information may be viewed by following one of the paths below and selecting the specific Portfolio you wish to view:
•
Life Insurance:
https://www.northwesternmutual.com/life-insurance/variable-universal-life-insurance-vul/underlying-fund-information/ ; or
•
Annuities:
https://www.northwesternmutual.com/fixed-annuity-vs-variable-annuity/underlying-fund-information/
The Fund may from time to time withhold posting to, or remove from, the Northwestern Mutual website any portion of this information with respect to a Portfolio.
The Holdings Disclosure Policy and Procedures provide that the Fund and its service providers may disclose all or part of a Portfolio’s holdings at any time after the information is publicly available or readily accessible, provided that:
•
the information disclosed is accurate and presented in a manner that is not deceptive or misleading;
•
the information disclosed is limited to the holdings information contained in a filing with the SEC, posted on Northwestern Mutual’s website, or posted on the Fund’s website; and
•
no fees or other compensation are received by the Fund, its service providers or any of their employees from recipients of the holdings data directly as compensation for the disclosure of the holdings information.
In addition to disclosing holdings information in SEC filings and on the websites as described above, the Fund is authorized to disclose or cause to be disclosed all or a portion of a Portfolio’s publicly available or readily accessible holdings information to rating agencies and other information organizations that rate or rank investment companies or that collect and report other statistical data on investment companies, in marketing and sales literature, marketing presentations and the website, and in communications to individual and institutional investors, regardless of the size of their account, including shareholders, contract owners, participants, annuitants and beneficiaries.

Disclosure of Non-Public Holdings Information
Disclosure of a Portfolio’s material holdings prior to the holdings information becoming publicly available is limited to the situations described below. The Holdings Disclosure Policy and Procedures prohibit the Fund, its service providers and their employees from receiving compensation for the disclosure of holdings information from recipients of the holdings data. The Holdings Disclosure Policy and Procedures authorize the following disclosures of Fund holdings information that is not publicly available.
Service Providers. Holdings data may be disclosed to and utilized by the service providers of the Fund, Mason Street Advisors and the sub-advisers (“Service Providers”) as necessary for them to provide the services that they have agreed directly or indirectly to provide, provided that there is a reasonable belief based on written confidentiality provisions, rules of their profession, or other circumstances, that the recipient organizations will keep the information confidential (i.e., not disclose it to third parties) and use it only for the purposes for which it was provided. The frequency with which holdings information may be disclosed to Service Providers, and the length of the lag, if any, between the date of the information and the date of the disclosure, is determined by the Fund, Mason Street Advisors, and/or the applicable sub-advisers, as the case may be, based on the needs of the Service Provider for such information and the risk of harm to the Fund and its shareholders. Sub-advisers are required to disclose to the Fund their Service Providers to whom they may provide material non-public holdings data for the Portfolios they manage, and are required to update that list during the year when changes occur. With respect to the Service Providers identified by a sub-adviser, the Fund has received assurances that their Service Providers are subject to a duty of confidentiality, which includes the duty not to trade on non-public information. In addition, each sub-adviser is requested to certify quarterly that they are in compliance with the Fund’s Holdings Disclosure Policy and Procedures. As of March 31, 2026, the Service Providers included those listed in Appendix G.
Regulators and Other Required Disclosures. Holdings data may be disclosed to regulators and exchanges at the request or as otherwise required by the foregoing, and may also be disclosed to third parties in circumstances required by law, rule or regulation or court order or subpoena.
Northwestern Mutual Separate Accounts. Holdings data may be disclosed to the Northwestern Mutual variable life insurance and variable annuity separate accounts that invest in shares of the Portfolios. Holdings data may also be disclosed to Northwestern Mutual and Northwestern Mutual Investment Services, LLC in their capacities as co-depositors for the Northwestern Mutual separate accounts.
Other. Material holdings information may be disclosed in other circumstances prior to the public availability or accessibility of such data only upon the approval of both the Fund’s CCO and another Fund officer, which approval will be based on compliance with the Holdings Disclosure Policy and Procedures, including obtaining from the recipient, where appropriate, a confidentiality agreement limiting their use of such data, requiring them to keep the data confidential, and stipulating that the data may not be used under any circumstances for the basis of trading.
Parties receiving non-public holdings data from the Fund or its investment advisers will be required to keep such data confidential in accordance with the Holdings Disclosure Policies and Procedures pursuant to confidentiality provisions in their service contracts, specific confidentiality agreements, duties of trust and confidence owed to the Fund (e.g., legal counsel) and/or specific directives from the Fund.
Monitoring Procedures
The Holdings Disclosure Policy and Procedures require the Fund’s CCO to: (i) monitor the procedures in place governing the disclosure and use of portfolio holdings information; (ii) report at least annually to the Board on their operation and any material changes to them; and (iii) periodically monitor the basis for the belief that Fund and Mason Street Advisors Service Providers who receive material non-public Fund holdings data will keep the information confidential.
The Board exercises oversight of disclosure of portfolio holdings information by: (i) overseeing the implementation and enforcement of the Holdings Disclosure Policy and Procedures, the Code of Ethics and other relevant compliance policies and procedures by the CCO of the Fund and its investment adviser; (ii) considering the annual compliance procedures report of the Fund’s CCO pursuant to Rule 38a-1 under the 1940 Act; and (iii) considering whether to approve or ratify any material amendments to the Holdings Disclosure Policy and Procedures.

Notwithstanding the above, there is no guarantee that the Holdings Disclosure Policy and Procedures will protect the Fund and contract and policy owners from potential misuse of holdings information by individuals or firms in possession of such information.
ORGANIZATION AND CAPITAL STOCK
The Fund was incorporated in Maryland on December 22, 1983.
The Fund issues a separate class of capital stock for each Portfolio. Each share of capital stock issued with respect to a Portfolio has a pro rata interest in the assets of that Portfolio and has no interest in the assets of any other Portfolio. Each share of capital stock is entitled to one vote on all matters submitted to a vote of shareholders. Shares of a Portfolio will be voted separately, however, on matters affecting only that Portfolio, including approval of the Agreement and changes in fundamental investment policies of a Portfolio. The assets of each Portfolio are charged with the liabilities of the Portfolio and their proportionate share of the general liabilities of the Fund based on the relative asset size of the Portfolios at the time the liabilities are incurred. All shares may be redeemed for cash at any time.
All of the outstanding shares of each Portfolio are owned directly or indirectly by Northwestern Mutual. Shares of each Portfolio are presently being offered and sold only for funding variable annuity contracts and variable life insurance policies offered by Northwestern Mutual. The shares held in connection with the separate investment accounts are voted by Northwestern Mutual in accordance with instructions received from the owners of the variable annuity contracts and variable life insurance policies. The shares held by Northwestern Mutual as general assets are voted by Northwestern Mutual in the same proportions as the shares held in connection with these separate investment accounts. If applicable laws, regulations or interpretations change so as to permit Northwestern Mutual to vote the Fund shares in its own discretion, it may elect to do so.
As stated above, the shares of the Fund are offered to separate investment accounts to fund both variable life insurance policies and variable annuity contracts. Because of differences in tax treatment or other considerations it is possible that the interests of variable life insurance policyowners, owners of variable annuity contracts or owners of other contracts that may participate in the Fund in the future might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken. Northwestern Mutual has agreed to be responsible, at its cost, to remedy or eliminate any irreconcilable material conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and variable life insurance policies.
The capital stock of the Fund is divided into twenty-seven classes corresponding to the twenty-seven Portfolios of the Fund. Each class is preferred over the other classes with respect to the assets of the portfolio to which the class relates. Dividends and distributions, including distributions in the event of liquidation, are payable only out of assets of the portfolio to which the class relates. All shares of the Fund are entitled to vote on all matters submitted to a vote of the shareholders except that shares shall be voted by class on matters concerning only that class, to approve an investment advisory agreement, to approve changes in fundamental policies with respect to that class and when otherwise required by the 1940 Act. Shares may be redeemed only for cash, except that capital stock of any class may be redeemed in kind with assets of the Portfolio to which the class relates if the directors deem such action desirable. Each share is nonassessable and shareholders have no preemptive or conversion rights.
PURCHASE, REDEMPTION AND PRICING OF SHARES
Shares of each Portfolio are offered and redeemed at their net asset value as next determined following receipt of a purchase order or tender for redemption without the addition of any selling commission or “sales load” or any redemption charge. The redemption price may be more or less than the shareholder’s cost.
Payment for the shares redeemed must be made within seven days after receipt of a redemption request in good order. The Fund typically expects to pay out redemption proceeds within two days following receipt of a redemption request in good order. The right to redeem Fund shares may be suspended, or payment of the redemption value postponed, during any period in which the New York Stock Exchange is closed or trading thereon is restricted, or any period during which an emergency exists, or as otherwise permitted by the 1940 Act.

The net asset value of each share of each Portfolio is the net asset value of the entire Portfolio divided by the number of outstanding shares of the Portfolio. The net asset value of an entire Portfolio is determined by computing the value of all assets of the Portfolio and deducting all liabilities, including reserves and accrued liabilities of the Portfolio. The net asset value is determined as of the close of trading on the New York Stock Exchange on each day during which the Exchange is open for trading.
The Government Money Market Portfolio will use its best efforts to maintain a constant net asset value per share of $1.00 (computed to an accuracy of $.005); however, the net asset value is subject to fluctuation based upon changes in the value of the Portfolio’s securities. Accordingly, if net losses on the Portfolio’s securities for a given period exceed income after expenses, the net asset value per share of Government Money Market Portfolio capital stock will decline. The Board may take such action as it considers appropriate to maintain the stability of the net asset value per share.
For purposes of valuing securities held by a Portfolio, Section 2(a)(41) of the 1940 Act and Rule 2a-4 thereunder provide that securities for which market quotations are readily available are to be valued at market value and all other securities and assets are to be valued at fair value as determined in good faith by the Board. Rule 2a-5 under the 1940 Act provides that a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. This definition is consistent with the definition of a Level 1 valuation in the fair value hierarchy outlined in U.S. Generally Accepted Accounting Principles (“GAAP”). Securities and other Portfolio assets with readily available market quotations are priced at such market quotations, and all other securities and assets are fair valued in accordance with the requirements of Rule 2a-5.
The Board has designated the Adviser as valuation designee for the Fund and its Portfolios. As the valuation designee, the Adviser is responsible for the performance of fair value determinations and exercises primary and day-to-day operational responsibility for executing the fair valuation process. The Adviser has adopted valuation procedures and has appointed certain of its employees to carry out the Adviser’s responsibilities as valuation designee for the Fund. While the Board has designated the Adviser to perform these responsibilities, it will oversee the Adviser in its role as valuation designee.
Securities for Which Market Quotations are Readily Available
Portfolio securities for which market quotations are readily available are valued at current market value.
Equity securities for which market quotations are readily available are valued at the last sale or official closing price on the primary market or exchange on which they are traded as reported by a third-party pricing service. In the event there were no sales during the day or closing prices are not available, securities are generally valued at the last quoted bid price. Unlisted equity securities are generally valued at the last sale price or closing bid price if no sale has occurred. Short positions of equity investments are valued in accordance with the same methodologies and procedures outlined above with respect to equity investments, except that when a last sale price or official closing price is unavailable, the latest ask price rather than the latest bid price will be used.
Futures contracts are generally valued at the closing settlement price on the exchange. Options contracts are valued at the last quoted sales price or, if there is no such reported sale, long positions are valued at the most recent quoted bid price, and short positions at the most recent quoted ask price.
If an asset or liability is valued in a currency other than U.S. dollars, its value is converted into U.S. dollars by multiplying the local currency value of the investment by the spot U.S. dollar exchange rate for such currency.
With respect to any portion of a Portfolio’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act (other than ETFs), the Portfolio’s net asset value is calculated based on the net asset values of the registered open-end management companies in which the Portfolio invests. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. ETFs are valued at the last sale price as reported by a third-party pricing service on the primary exchange on which they are traded.
Securities for Which Market Quotations are Not Deemed Readily Available Under Rule 2a-5

All Portfolio securities and other assets for which market quotations are not readily available, as defined by Rule 2a-5, are valued at their fair value as determined in good faith by the valuation designee.
Debt securities are generally valued using evaluated prices based on accepted industry conventions obtained from third-party pricing services. Fair valuation procedures may be used under certain circumstances when pricing service valuations are not available or when the valuation designee determines the valuation does not reflect the debt security’s fair value. On any day a price is not available for a debt security with a remaining maturity of sixty days or less, such security may be fair valued by reference to the security’s amortized cost. Debt securities purchased on a “when issued” basis are valued at the security’s acquisition cost until a price from a pricing service becomes available, unless such security is not expected to become freely tradable promptly, in which case the security will be valued at its fair value as determined by the valuation designee.
All debt securities of the Government Money Market Portfolio are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market. Under the amortized cost method of valuation, the security will initially be valued at the cost on the date of purchase; and thereafter the Portfolio will assume a constant proportionate amortization in value of any discount or premium until maturity.
Derivatives other than futures and options contracts are valued at prices provided by pricing services or pursuant to the valuation designee’s fair valuation procedures. Swap contracts and other derivatives are valued at evaluated prices provided by the respective exchange, a pricing service or pursuant to the valuation designee’s fair valuation procedures.
Each equity security traded on a foreign market or exchange (other than those traded in Canada, Mexico, Central and South America) will be valued at its fair value by using a pricing model furnished by a third-party service rather than using the last closing price of such foreign security on its principal overseas market.
TAXES AND DIVIDENDS
Each Portfolio is qualified or intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Portfolio, except the Government Money Market Portfolio, will distribute net capital gains annually to ensure it qualifies for tax-free treatment of capital gains under Subchapter M of the Code. Net capital gains from the sale of investments will be calculated by subtracting any unused capital loss carryforward from net realized gain for the year, as prescribed by the Code.
To qualify as a regulated investment company, at the close of each quarter of the Portfolio’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) no more than 25% of the value of a Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers (other than other regulated investment companies) which the Portfolio controls and which are engaged in the same or similar trades or businesses, or in one or more qualified publicly traded partnerships.
A regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income derived from its business of investing in such stock, securities or currencies. Under certain circumstances, a Portfolio may be required to sell portfolio holdings to meet this requirement.
If for any year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net taxable gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.
No distribution of realized capital gains will be made until any capital loss carryforward has been exhausted. At the end of their last fiscal years, the following Portfolios had unused capital loss carryforwards. Amounts are in thousands.

Portfolio	Carryforward
Emerging Markets Equity Portfolio	$4,140.54
Short-Term Bond Portfolio	$13,713
Select Bond Portfolio	$474,187
Long-Term U.S. Government Bond Portfolio	$28,069
Inflation Managed Portfolio	$29,621
High Yield Bond Portfolio	$50,818
Multi-Sector Bond Portfolio	$115,598
All other portfolios had no unused capital loss carryforwards.
CALCULATION OF YIELD QUOTATIONS OF THE GOVERNMENT MONEY MARKET PORTFOLIO
The Government Money Market Portfolio’s yield is its current investment income expressed in annualized terms. The Portfolio’s yield is calculated by determining the net change in the value of a pre-existing account having a balance of one share at the beginning of a seven-day base period. The net change in the value of the account is divided by the value of the account at the beginning of the period to obtain the base period return. The result is then multiplied by 365 and divided by seven, with the resulting annualized yield carried to the nearest hundredth of one percent. For purposes of this calculation the net change in the value of the account reflects the value of additional Portfolio shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares. The calculation reflects net investment income of the Portfolio for the period, including accrued interest income plus or minus amortized purchase discount or premium, less all accrued expenses, but does not include realized or unrealized gains or losses.
FINANCIAL STATEMENTS
The financial statements, related notes and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm, contained in the annual Certified Shareholder Report on Form N-CSR dated December 31, 2025 and for the year then ended are hereby incorporated by reference. Copies of the Fund’s Annual Report or, when it becomes available, Semi-Annual Report as of, and for the six months ended, June 30, 2026 (unaudited) or Form N-CSR may be obtained without charge by writing to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, by calling (414) 271-1444, or by visiting the website at www.northwesternmutual.com.

APPENDIX A – Credit Ratings
Description of Ratings as Provided by the Rating Services
As described in the prospectus, the Portfolios may invest in investment grade and non-investment grade debt investments. Investment grade securities are securities rated investment grade by a Nationally Recognized Statistical Rating Organization (“NRSRO”), (i.e. BBB- or higher by S&P Global or Baa3 or higher by Moody’s). Non-investment grade securities are securities rates below investment grade by a NRSRO. Below are summaries of the rating definitions used by three of the NRSROs. The Fund’s adviser will ordinarily rely on the ratings provided by these organizations but may give consideration to the ratings given by other NRSROs.
I. FITCH’S
a. Fitch’s Corporate Bonds and Preferred Stock (long-term)
Investment Grade
AAA
Highest credit quality. ‘‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events..
AA
Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A
High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB
Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
Speculative Grade
BB
Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B
Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC
Substantial credit risk. ‘CCC’ ratings indicate very low margin for safety. Default is a real possibility.
CC
Very high levels of credit risk. Default of some kind appears probable.
C
Near default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired.

RD
Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating.
D
Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Distressed Debt Exchange
An exchange offer will be considered a Distressed Debt Exchange (DDE) if there is a material reduction in terms compared with the original contractual terms, and the exchange is conducted to avoid bankruptcy, similar insolvency or intervention proceedings, or a traditional payment default. The application of ratings due to a DDE event may be further explained in the relevant criteria.
b. Fitch’s Commercial Paper (short-term)
F1
Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added ‘+’ to denote any exceptionally strong credit feature.
F2
Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3
Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B
Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C
High short-term default risk. Indicates default is a real possibility.
RD
Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D
Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Notes to Long-term and Short-term ratings: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category.
Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a heightened probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade,

“Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.
Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A Positive Rating Outlook indicates an upward trend on the rating scale. Conversely, a Negative Rating Outlook signals a negative trend on the rating scale. Positive or Negative Rating Outlooks do not imply that a rating change is inevitable, and similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving.”
Program ratings assigned to corporate and public finance note issuance programs (e.g. medium-term not programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.
Interest Only: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.
Principal Only: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date. These ratings do not address the possibility that a security holder may not receive some or all of the interest due.
‘PIF’: This action indicates that an issue has been paid in full. In covered bonds, PIF is only used when all issues of a program have been repaid.
‘NR’: This action is used when an issue has reached its redemption date and rating coverage is discontinued. This indicates that a previously rated issue has been repaid, but other issues of the same program (rated or unrated) may remain outstanding.
‘WD’: Indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings.
II. MOODY’S INVESTORS SERVICE, INC.
a. Moody’s Corporate Bonds and Preferred Stock (long-term)
Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.
Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A
Obligations rated A are considered upper medium-grade and are subject to low credit risk
Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess speculative characteristics.
Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
b. Moody’s Commercial Paper (short-term)
Moody’s short-term ratings, unlike our long-term ratings, apply to an individual issuer’s capacity to repay all short-term obligations rather than to specific short-term borrowing programs.
P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
N P
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
III. S&P Global
a. S&P Global’s Corporate Bonds and Preferred Stock (long-term)
Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis the following considerations:
•
Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•
Nature of and provisions of the obligation; and the promise imputed.
•
Protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA
An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.
BB, B, CCC, CC, and C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C
An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D
An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.
Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
b. S&P Global Ratings Commercial Paper (short-term)

A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.
B
A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D
A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.

APPENDIX B – Directors and Officers
The directors and officers of the Fund are listed below, together with their principal occupations during the last five years. The information is as of December 31, 2025.
Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director[2]
Interested Director
John Roberts c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1984	Chair of the Board	2025	Since February 2024, Executive Vice President and Chief Field Officer, The Northwestern Mutual Life Insurance Company (“NM”). From 2018 to 2024, Vice President - Field Talent and Performance of NM	30	None
Independent Directors
Christy L. Brown c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1965	Director	2012	Since 2023, President of Alverno College (Milwaukee, Wisconsin). From 2012 to 2023, Chief Executive Officer, Girl Scouts of Wisconsin Southeast. From 2007 to 2012, Vice Chancellor, Finance and Administrative Affairs, University of Wisconsin, Milwaukee.	30	None
William J. Gerber c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1958	Director	2017	Retired. From 2006 to 2015, Chief Financial Officer, and from 2007 to 2015, Executive Vice President, of TD Ameritrade Holdings Corporation.	30	None
Gail L. Hanson c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1955	Director	2012	Retired. From 2011 to 2018, Chief Financial Officer, Aurora Health Care. Prior thereto, Deputy Executive Director, State of Wisconsin Investment Board.	30	Director of Artisan Partner Funds (21 portfolios)
Elizabeth A. Levy-Navarro c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1963	Director	2024	Since 2018, Corporate Advisor of Summit Strategy Advisors. From 2002 to 2017, Co-founder, CEO and Value Creation Expert of Orrington Strategies, a management consulting firm.	30	Director of Wilshire Mutual Funds Inc. (8 portfolios)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director[2]
David Ribbens c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1961	Director	2017	Since 2018, Member and Partner of DOMO Capital Management, LLC, a Wisconsin registered investment adviser. Founder and President of Distribution Team Alpha LLC, founded in 2016. From 2015 to 2016, President, Managing Partner, and Director of Heartland Advisors, Inc. From 2008 to 2015, Executive Vice President and Head of Distribution, Managing Partner, and Director of Heartland Advisors, Inc.	30	None
Donald M. Ullmann c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1957	Director	2017	Retired. From 2015 to 2025, Principal of DMU Financial Consulting, LLC. From 2013 to 2015, Managing Director, Head of Product Development, Fixed Income at Guggenheim Securities. From 2012 to 2013, Executive Managing Director, Co- head, MBS and Rates Division at Gleacher & Co. From 2009 to 2011, Executive Vice President, Head of Fixed Income Trading and Co-Head of Fixed Income Sales at Keefe, Bruyette and Woods, Inc.	30	None
Officers
Paul A. Mikelson 720 East Wisconsin Ave. Milwaukee, WI 53202 1970	President	2022
Since November 2024, Director
and President of Mason Street
Advisors. From January 2022 –
October 2024, Vice President –
Product and Administration of
Mason Street Advisors. From
2013 - December 31, 2021, Vice
President, Multi-Manager
Investment Solutions at
Columbia Threadneedle
Investments, an Ameriprise
Financial affiliate.
				N/A	N/A
Phil J. Rinzel 720 East Wisconsin Ave. Milwaukee, WI 53202 1979	Vice President, Chief Financial Officer and Treasurer	2024	Since 2024, Vice President – Investment Accounting of Northwestern Mutual. From 2016 – August 31, 2024, Senior Director – Investment Accounting.	N/A	N/A

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director[2]
Brent G. Schutte 720 East Wisconsin Ave. Milwaukee, WI 53202 1973	Vice President - Investments	2022
Since 2015, Chief Investment
Officer of Northwestern Mutual
Wealth Management Company.
Since December 2021, Chief
Investment Officer of Mason
Street Advisors. Since March
2022, Director of Mason Street
Advisors. Since December
2024, Vice President of Mason
Street Advisors.
				N/A	N/A
Garrett D. Aird 720 East Wisconsin Ave. Milwaukee, WI 53202 1978	Vice President - Investments	2022
Since November 2021, Vice
President – Investment
Management & Research of
Northwestern Mutual Wealth
Management Company
(NMWMC). Since December
2024, Vice President of Mason
Street Advisors. From December
2021 to December 2024, Vice
President – Investments of
Mason Street Advisors. From
2017 to November 2021, Senior
Director – Research at
NMWMC. Prior thereto,
Assistant Director – Investments
at NMWMC.
				N/A	N/A
James E. Fleming 720 East Wisconsin Ave. Milwaukee, WI 53202 1975	Vice President - Investments	2020	Since December 2024, Portfolio Manager of Mason Street Advisors. From 2015 to December 2024, Vice President of Mason Street Advisors.	N/A	N/A
Rodney A. Schmucker 720 East Wisconsin Ave. Milwaukee, WI 53202 1966	Vice President - Investments	2020	Since December 2024, Senior Research & Portfolio Analyst of Mason Street Advisors. From 2015 to December 2024, Vice President of Mason Street Advisors.	N/A	N/A
Matthew E. Gabrys* 720 East Wisconsin Ave. Milwaukee, WI 53202 1974 * Effective as of March 1, 2026	Chief Compliance Officer	2026
Since October 2025, Vice
President – Institutional
Investments and Fund
Compliance of Northwestern
Mutual and Chief Compliance
Officer of Mason Street
Advisors and Northwestern
Mutual Investment Management
Company. From 2003 to October
2025, Assistant General Counsel
Northwestern Mutual.
				N/A	N/A

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director[2]
David B. Kennedy 720 East Wisconsin Ave. Milwaukee, WI 53202 1959	Secretary	2023
Assistant General Counsel and
Assistant Secretary of
Northwestern Mutual since
2016. Since June 2023, Assistant
Secretary of Mason Street
Advisors. From June 2020 to
June 2023, Secretary of Mason
Street Advisors.
				N/A	N/A
Linda L. Wisniewski 720 East Wisconsin Ave. Milwaukee, WI 53202 1974	Controller and Chief Accounting Officer	2024	Since 2024, Senior Director – Investment Accounting of Northwestern Mutual. Since 2021, Head of Fund Administration. From 2011 to 2021, Assistant Director – Mutual Fund Administration.	N/A	N/A

1 Each director (whenever elected) shall hold office until the next annual meeting of shareholders and until his or her successor is elected and qualifies or until his or her earlier death, resignation or removal. A director shall retire at the end of the calendar year in which the first of the two events occurs: (i) he or she attains the age of seventy-three (73), or (ii) he or she has served a term or successive terms totaling fifteen (15) years, commencing on the date of his or her election or appointment to the Board. Each officer holds office until their successor shall have been duly elected or until their prior death, resignation or removal.
2 This column includes only directorships of companies required to report to the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934, as amended (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940, as amended.
Mr. Roberts is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, because he is an Executive Vice President of The Northwestern Mutual Life Insurance Company, the parent corporation of Mason Street Advisors, LLC, the Fund’s investment adviser.

APPENDIX C – Ownership of Shares of the Fund
The following tables show the allocation of shares of the Portfolios of the Fund among the separate investment accounts, Northwestern Mutual, and any subsidiaries as of March 31, 2026. All shares are owned of record.
GROWTH STOCK PORTFOLIO
NML Variable Annuity Account A	4,387,447	shares	1.5%
NML Variable Annuity Account B	84,476,683	shares	28.4%
NML Variable Annuity Account C	301,273	shares	0.1%
Northwestern Mutual Variable Life Account	198,206,500	shares	66.6%
Northwestern Mutual Variable Life Account II	10,191,094	shares	3.4%
Total	297,562,997	shares	100.0%
FOCUSED APPRECIATION PORTFOLIO
NML Variable Annuity Account A	9,293,507	shares	2.8%
NML Variable Annuity Account B	180,318,699	shares	55.3%
NML Variable Annuity Account C	1,163,182	shares	0.4%
Northwestern Mutual Variable Life Account	98,495,166	shares	30.2%
Northwestern Mutual Variable Life Account II	22,246,789	shares	6.8%
Active/Passive Very Aggressive Portfolio	912,875	shares	0.3%
Active/Passive Aggressive Portfolio	677,115	shares	0.2%
Active/Passive Moderate Portfolio	2,618,423	shares	0.8%
Active/Passive Balanced Portfolio	10,274,618	shares	3.2%
Active/Passive Conservative Portfolio	98,274	shares	0.0%
Total	326,098,648	shares	100.0%
LARGE CAP CORE STOCK PORTFOLIO
NML Variable Annuity Account A	5,049,286	shares	1.2%
NML Variable Annuity Account B	120,746,269	shares	28.5%
NML Variable Annuity Account C	378,877	shares	0.1%
Northwestern Mutual Variable Life Account	283,640,950	shares	66.9%
Northwestern Mutual Variable Life Account II	14,077,187	shares	3.3%
Total	423,892,569	shares	100.0%
LARGE CAP BLEND PORTFOLIO
NML Variable Annuity Account A	3,654,909	shares	2.4%
NML Variable Annuity Account B	64,745,843	shares	42.9%
NML Variable Annuity Account C	919,348	shares	0.6%
Northwestern Mutual Variable Life Account	18,301,016	shares	12.1%
Northwestern Mutual Variable Life Account II	4,924,163	shares	3.3%
Active/Passive Very Aggressive Portfolio	3,719,260	shares	2.5%
Active/Passive Aggressive Portfolio	2,747,938	shares	1.8%
Active/Passive Moderate Portfolio	10,385,973	shares	6.9%
Active/Passive Balanced Portfolio	41,014,084	shares	27.2%
Active/Passive Conservative Portfolio	395,564	shares	0.3%
Total	150,808,098	shares	100.0%
INDEX 500 STOCK PORTFOLIO
NML Variable Annuity Account A	19,882,430	shares	2.9%
NML Variable Annuity Account B	271,455,449	shares	39.2%
NML Variable Annuity Account C	1,772,894	shares	0.3%
Northwestern Mutual Variable Life Account	281,933,349	shares	40.7%
Northwestern Mutual Variable Life Account II	117,283,504	shares	16.9%
Total	692,327,626	shares	100.0%

LARGE COMPANY VALUE PORTFOLIO
NML Variable Annuity Account A	15,669,010	shares	8.3%
NML Variable Annuity Account B	117,187,436	shares	61.8%
NML Variable Annuity Account C	774,044	shares	0.4%
Northwestern Mutual Variable Life Account	40,678,080	shares	21.5%
Northwestern Mutual Variable Life Account II	15,122,911	shares	8.0%
Total	189,431,481	shares	100.0%
DOMESTIC EQUITY PORTFOLIO
NML Variable Annuity Account A	22,993,040	shares	3.1%
NML Variable Annuity Account B	435,754,791	shares	59.4%
NML Variable Annuity Account C	1,997,850	shares	0.3%
Northwestern Mutual Variable Life Account	153,473,150	shares	20.9%
Northwestern Mutual Variable Life Account II	81,629,125	shares	11.1%
Active/Passive Very Aggressive Portfolio	2,476,874	shares	0.3%
Active/Passive Aggressive Portfolio	1,835,112	shares	0.2%
Active/Passive Moderate Portfolio	6,957,460	shares	0.9%
Active/Passive Balanced Portfolio	27,417,078	shares	3.8%
Active/Passive Conservative Portfolio	268,379	shares	0.0%
Total	734,802,859	shares	100.0%
EQUITY INCOME PORTFOLIO
NML Variable Annuity Account A	24,386,918	shares	5.8%
NML Variable Annuity Account B	276,341,422	shares	65.6%
NML Variable Annuity Account C	1,455,327	shares	0.3%
Northwestern Mutual Variable Life Account	99,504,923	shares	23.6%
Northwestern Mutual Variable Life Account II	19,636,240	shares	4.7%
Total	421,324,830	shares	100.0%
MID CAP GROWTH STOCK PORTFOLIO
NML Variable Annuity Account A	5,536,107	shares	1.7%
NML Variable Annuity Account B	107,573,339	shares	32.3%
NML Variable Annuity Account C	229,882	shares	0.1%
Northwestern Mutual Variable Life Account	202,041,751	shares	60.6%
Northwestern Mutual Variable Life Account II	7,043,535	shares	2.1%
Active/Passive Very Aggressive Portfolio	601,141	shares	0.2%
Active/Passive Aggressive Portfolio	450,717	shares	0.1%
Active/Passive Moderate Portfolio	1,701,074	shares	0.5%
Active/Passive Balanced Portfolio	8,077,053	shares	2.4%
Active/Passive Conservative Portfolio	72,995	shares	0.0%
Total	333,327,594	shares	100.0%
INDEX 400 STOCK PORTFOLIO
NML Variable Annuity Account A	25,562,463	shares	4.1%
NML Variable Annuity Account B	296,675,230	shares	47.1%
NML Variable Annuity Account C	1,991,187	shares	0.3%
Northwestern Mutual Variable Life Account	215,314,138	shares	34.2%
Northwestern Mutual Variable Life Account II	89,777,954	shares	14.3%
Total	629,320,972	shares	100.0%
MID CAP VALUE PORTFOLIO
NML Variable Annuity Account A	14,363,702	shares	3.4%
NML Variable Annuity Account B	277,555,497	shares	65.8%
NML Variable Annuity Account C	1,084,443	shares	0.3%
Northwestern Mutual Variable Life Account	57,430,078	shares	13.5%

Northwestern Mutual Variable Life Account II	49,851,194	shares	11.8%
Active/Passive Very Aggressive Portfolio	1,099,754	shares	0.3%
Active/Passive Aggressive Portfolio	822,123	shares	0.2%
Active/Passive Moderate Portfolio	3,425,313	shares	0.8%
Active/Passive Balanced Portfolio	16,258,407	shares	3.9%
Active/Passive Conservative Portfolio	146,387	shares	0.0%
Total	422,036,898	shares	100.0%
SMALL CAP GROWTH STOCK PORTFOLIO
NML Variable Annuity Account A	4,725,356	shares	1.6%
NML Variable Annuity Account B	113,772,485	shares	39.2%
NML Variable Annuity Account C	569,564	shares	0.2%
Northwestern Mutual Variable Life Account	138,517,357	shares	47.7%
Northwestern Mutual Variable Life Account II	24,177,127	shares	8.3%
Active/Passive Very Aggressive Portfolio	257,684	shares	0.1%
Active/Passive Aggressive Portfolio	163,642	shares	0.1%
Active/Passive Moderate Portfolio	1,106,055	shares	0.4%
Active/Passive Balanced Portfolio	7,046,554	shares	2.4%
Total	290,335,824	shares	100.0%
INDEX 600 STOCK PORTFOLIO
NML Variable Annuity Account A	18,180,011	shares	5.7%
NML Variable Annuity Account B	175,792,717	shares	54.9%
NML Variable Annuity Account C	2,173,189	shares	0.7%
Northwestern Mutual Variable Life Account	53,666,134	shares	16.8%
Northwestern Mutual Variable Life Account II	70,187,067	shares	21.9%
Total	319,999,118	shares	100.0%
SMALL CAP VALUE PORTFOLIO
NML Variable Annuity Account A	6,575,330	shares	2.3%
NML Variable Annuity Account B	144,895,055	shares	50.6%
NML Variable Annuity Account C	714,111	shares	0.2%
Northwestern Mutual Variable Life Account	111,053,191	shares	38.7%
Northwestern Mutual Variable Life Account II	12,047,967	shares	4.2%
Active/Passive Very Aggressive Portfolio	335,398	shares	0.1%
Active/Passive Aggressive Portfolio	212,606	shares	0.1%
Active/Passive Moderate Portfolio	1,426,735	shares	0.5%
Active/Passive Balanced Portfolio	9,319,267	shares	3.3%
Total	286,579,660	shares	100.0%
INTERNATIONAL GROWTH STOCK PORTFOLIO
NML Variable Annuity Account A	23,757,653	shares	4.7%
NML Variable Annuity Account B	312,840,429	shares	61.3%
NML Variable Annuity Account C	1,408,175	shares	0.3%
Northwestern Mutual Variable Life Account	76,131,216	shares	14.9%
Northwestern Mutual Variable Life Account II	66,557,470	shares	13.1%
Active/Passive Very Aggressive Portfolio	1,303,846	shares	0.3%
Active/Passive Aggressive Portfolio	1,130,767	shares	0.2%
Active/Passive Moderate Portfolio	4,756,281	shares	0.9%
Active/Passive Balanced Portfolio	21,706,145	shares	4.3%
Active/Passive Conservative Portfolio	181,984	shares	0.0%
Total	509,773,966	shares	100.0%

RESEARCH INTERNATIONAL CORE PORTFOLIO
NML Variable Annuity Account A	37,680,837	shares	5.0%
NML Variable Annuity Account B	523,066,628	shares	69.4%
NML Variable Annuity Account C	2,055,198	shares	0.3%
Northwestern Mutual Variable Life Account	72,429,598	shares	9.6%
Northwestern Mutual Variable Life Account II	118,225,978	shares	15.7%
Total	753,458,239	shares	100.0%
INTERNATIONAL EQUITY PORTFOLIO
NML Variable Annuity Account A	46,986,837	shares	4.3%
NML Variable Annuity Account B	554,741,942	shares	51.2%
NML Variable Annuity Account C	2,475,561	shares	0.2%
Northwestern Mutual Variable Life Account	336,581,818	shares	31.1%
Northwestern Mutual Variable Life Account II	93,136,977	shares	8.6%
Active/Passive Very Aggressive Portfolio	2,270,621	shares	0.2%
Active/Passive Aggressive Portfolio	2,036,431	shares	0.2%
Active/Passive Moderate Portfolio	8,469,348	shares	0.8%
Active/Passive Balanced Portfolio	36,325,517	shares	3.4%
Active/Passive Conservative Portfolio	337,399	shares	0.0%
Total	1,083,362,451	shares	100.0%
EMERGING MARKETS EQUITY PORTFOLIO
NML Variable Annuity Account A	69,063,285	shares	7.0%
NML Variable Annuity Account B	620,978,570	shares	62.7%
NML Variable Annuity Account C	3,501,145	shares	0.4%
Northwestern Mutual Variable Life Account	78,120,402	shares	7.9%
Northwestern Mutual Variable Life Account II	148,152,048	shares	15.0%
Active/Passive Very Aggressive Portfolio	3,233,632	shares	0.3%
Active/Passive Aggressive Portfolio	1,860,654	shares	0.2%
Active/Passive Moderate Portfolio	9,399,245	shares	0.9%
Active/Passive Balanced Portfolio	55,729,669	shares	5.6%
Active/Passive Conservative Portfolio	466,339	shares	0.0%
Total	990,504,989	shares	100.0%
GOVERNMENT MONEY MARKET PORTFOLIO
NML Variable Annuity Account A	31,238,586	shares	6.2%
NML Variable Annuity Account B	253,804,669	shares	50.5%
NML Variable Annuity Account C	681,810	shares	0.1%
Northwestern Mutual Variable Life Account	174,712,740	shares	34.7%
Northwestern Mutual Variable Life Account II	42,626,577	shares	8.5%
Total	503,064,382	shares	100.0%
SHORT-TERM BOND PORTFOLIO
NML Variable Annuity Account A	44,595,515	shares	11.7%
NML Variable Annuity Account B	244,313,228	shares	64.3%
NML Variable Annuity Account C	1,452,422	shares	0.4%
Northwestern Mutual Variable Life Account	39,329,011	shares	10.4%
Northwestern Mutual Variable Life Account II	18,175,614	shares	4.8%
Active/Passive Aggressive Portfolio	253,632	shares	0.1%
Active/Passive Moderate Portfolio	2,834,799	shares	0.7%
Active/Passive Balanced Portfolio	28,024,560	shares	7.4%
Active/Passive Conservative Portfolio	710,655	shares	0.2%
Total	379,689,436	shares	100.0%

SELECT BOND PORTFOLIO
NML Variable Annuity Account A	123,574,329	shares	4.9%
NML Variable Annuity Account B	1,558,133,764	shares	61.1%
NML Variable Annuity Account C	6,027,899	shares	0.2%
Northwestern Mutual Variable Life Account	264,132,221	shares	10.4%
Northwestern Mutual Variable Life Account II	104,420,821	shares	4.1%
Active/Passive Aggressive Portfolio	4,329,614	shares	0.2%
Active/Passive Moderate Portfolio	47,952,079	shares	1.9%
Active/Passive Balanced Portfolio	430,456,385	shares	16.9%
Active/Passive Conservative Portfolio	6,709,732	shares	0.3%
Total	2,545,736,844	shares	100.0%
LONG-TERM U.S. GOVERNMENT BOND PORTFOLIO
NML Variable Annuity Account A	23,862,669	shares	12.1%
NML Variable Annuity Account B	121,290,463	shares	61.6%
NML Variable Annuity Account C	706,112	shares	0.4%
Northwestern Mutual Variable Life Account	38,799,036	shares	19.7%
Northwestern Mutual Variable Life Account II	12,167,635	shares	6.2%
Total	196,825,915	shares	100.0%
INFLATION MANAGED PORTFOLIO
NML Variable Annuity Account A	33,164,103	shares	8.3%
NML Variable Annuity Account B	326,401,289	shares	81.4%
NML Variable Annuity Account C	1,264,126	shares	0.3%
Northwestern Mutual Variable Life Account	15,981,575	shares	4.0%
Northwestern Mutual Variable Life Account II	24,027,535	shares	6.0%
Total	400,838,628	shares	100.0%
HIGH YIELD BOND PORTFOLIO
NML Variable Annuity Account A	84,630,569	shares	8.2%
NML Variable Annuity Account B	703,599,748	shares	68.3%
NML Variable Annuity Account C	3,448,125	shares	0.3%
Northwestern Mutual Variable Life Account	182,302,934	shares	17.7%
Northwestern Mutual Variable Life Account II	56,560,162	shares	5.5%
Total	1,030,541,538	shares	100.0%
MULTI-SECTOR BOND PORTFOLIO
NML Variable Annuity Account A	121,039,946	shares	9.0%
NML Variable Annuity Account B	896,016,550	shares	67.0%
NML Variable Annuity Account C	4,324,729	shares	0.3%
Northwestern Mutual Variable Life Account	76,831,881	shares	5.8%
Northwestern Mutual Variable Life Account II	76,882,527	shares	5.7%
Active/Passive Aggressive Portfolio	1,308,836	shares	0.1%
Active/Passive Moderate Portfolio	14,674,890	shares	1.1%
Active/Passive Balanced Portfolio	144,729,363	shares	10.8%
Active/Passive Conservative Portfolio	3,060,179	shares	0.2%
Total	1,338,868,901	shares	100.0%
ACTIVE/PASSIVE VERY AGGRESSIVE PORTFOLIO
FES, LLC	25,825,140	shares	38.4%
NML Variable Annuity Account A	82	shares	0.0%
NML Variable Annuity Account B	13,977,752	shares	20.8%
NML Variable Annuity Account C	390,813	shares	0.6%
Northwestern Mutual Variable Life Account	9,326,236	shares	13.9%

Northwestern Mutual Variable Life Account II	17,646,578	shares	26.3%
Total	67,166,601	shares	100.0%
ACTIVE/PASSIVE AGGRESSIVE PORTFOLIO
FES, LLC	25,840,613	shares	42.0%
NML Variable Annuity Account A	236,993	shares	0.4%
NML Variable Annuity Account B	24,446,049	shares	39.7%
NML Variable Annuity Account C	482,376	shares	0.8%
Northwestern Mutual Variable Life Account	6,551,293	shares	10.6%
Northwestern Mutual Variable Life Account II	4,003,331	shares	6.5%
Total	61,560,655	shares	100.0%
ACTIVE/PASSIVE MODERATE PORTFOLIO
NML Variable Annuity Account A	2,949,425	shares	1.2%
NML Variable Annuity Account B	173,843,599	shares	71.8%
NML Variable Annuity Account C	341,445	shares	0.1%
Northwestern Mutual Variable Life Account	61,851,505	shares	25.5%
Northwestern Mutual Variable Life Account II	3,386,987	shares	1.4%
Total	242,372,961	shares	100.0%
ACTIVE/PASSIVE BALANCED PORTFOLIO
NML Variable Annuity Account A	32,680,000	shares	2.4%
NML Variable Annuity Account B	999,972,727	shares	73.2%
NML Variable Annuity Account C	3,381,301	shares	0.2%
Northwestern Mutual Variable Life Account	320,721,197	shares	23.5%
Northwestern Mutual Variable Life Account II	10,160,043	shares	0.7%
Total	1,366,915,268	shares	100.0%
ACTIVE/PASSIVE CONSERVATIVE PORTFOLIO
FES, LLC	25,891,131	shares	82.3%
NML Variable Annuity Account A	608,661	shares	1.9%
NML Variable Annuity Account B	3,423,018	shares	10.9%
Northwestern Mutual Variable Life Account	1,163,647	shares	3.7%
Northwestern Mutual Variable Life Account II	393,468	shares	1.2%
Total	31,479,925	shares	100.0%

APPENDIX D – Portfolio Managers
Other Accounts Managed by Portfolio Managers
Certain of the Fund’s portfolio managers or members of the investment team as identified in the Prospectus also manage other mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The table below identifies for each person, the number of accounts (other than the Portfolios), for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. These categories are collectively referred to as “accounts.” To the extent that any of these accounts pay advisory fees that are based on the performance of the account, that information is specifically identified. The following information is as of December 31, 2025, unless otherwise noted.
Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James Fleming	Active/Passive Very Aggressive Portfolio Active/Passive Aggressive Portfolio Active/Passive Moderate Portfolio Active/Passive Balanced Portfolio Active/Passive Conservative Portfolio	No other registered investment companies	No other pooled investment vehicles	No other accounts

Rodney Schmucker	Active/Passive Very Aggressive Portfolio Active/Passive Aggressive Portfolio Active/Passive Moderate Portfolio Active/Passive Balanced Portfolio Active/Passive Conservative Portfolio	No other registered investment companies	No other pooled investment vehicles	No other accounts

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Brent G. Schutte	Active/Passive Very Aggressive Portfolio Active/Passive Aggressive Portfolio Active/Passive Moderate Portfolio Active/Passive Balanced Portfolio Active/Passive Conservative Portfolio	No other registered investment companies	No other pooled investment vehicles	No other accounts. (See below)

Garret D. Aird	Active/Passive Very Aggressive Portfolio Active/Passive Aggressive Portfolio Active/Passive Moderate Portfolio Active/Passive Balanced Portfolio Active/Passive Conservative Portfolio	No other registered investment companies	No other pooled investment vehicles	No other accounts. (See below)

Roger C. Kuo	International Equity Portfolio	2 registered investment companies with approximately $73.5 billion in total assets under management	1 other pooled investment vehicle with approximately $7.0 billion in total assets under management	4 other accounts with $4.7 billion in total assets under management

David Hoeft	International Equity Portfolio	5 registered investment companies with approximately $208.4 billion in total assets under management	3 other pooled investment vehicles with approximately $10.9 billion in total assets under management	136 other accounts with $27.1 billion in total assets under management

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Sophie Chen	International Equity Portfolio	2 registered investment companies with $61.8 billion in total assets under management	1 other pooled investment vehicle with approximately $37.7 million in total assets under management	No other accounts

Englebert T. Bangayan	International Equity Portfolio	1 registered investment company with $61.0 billion in total assets under management	No other pooled investment vehicles	No other accounts

Raymond J. Mertens	International Equity Portfolio	2 registered investment companies with approximately $73.5 billion in total assets under management	1 other pooled investment vehicle with $7.0 billion in total assets under management	4 other accounts with $4.7 billion in total assets under management

Paritosh Somani	International Equity Portfolio	1 registered investment company with $61.0 billion in total assets under management	No other pooled investment vehicles	No other accounts

Darren Jaroch	Domestic Equity Portfolio
15 registered
investment
companies with
$58.57 billion in
total assets under
management. 1
registered
investment
company with
$1.7 billion in
total assets which
charges an
advisory fee
based on the
performance of
the account
			12 other pooled investment vehicles with $16.63 billion in total assets under management	10 other accounts with $1.73 billion in total assets under management. 4 other accounts with $2.72 billion in total assets which charges an advisory fee based on the performance of the account

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Lauren DeMore	Domestic Equity Portfolio
15 registered
investment
companies with
$58.57 billion in
total assets under
management. 1
registered
investment
company with
$1.07 billion in
total assets which
charges an
advisory fee
based on the
performance of
the account
			12 other pooled investment vehicles with $16.63 billion in total assets under management	10 other accounts with $1.73 billion in total assets under management. 4 other accounts with $2.72 billion in total assets which charges an advisory fee based on the performance of the account

J. David Wagner	Small Cap Value Portfolio	2 registered investment companies with approximately $9.2 billion in total assets under management	3 other pooled investment vehicles with approximately $6.4 billion in total assets under management	1 other account with $112,160 in total assets under management

John D. Linehan	Equity Income Portfolio	12 registered investment companies with approximately $33.0 billion in total assets under management	29 other pooled investment vehicles with approximately $32.3 billion in total assets under management	9 other accounts with approximately $2.7 billion in total assets under management

Aziz V. Hamzaogullari	Focused Appreciation Portfolio	18 registered investment companies with approximately $31.5 billion in total assets under management
21 other pooled
investment
vehicles with
approximately
$21.2 billion in
total assets under
management. 3
other pooled
investment
vehicles with
approximately
$555.6 million in
total assets which
charges an
advisory fee
based on the
performance of
the account.

157 other accounts with
approximately $43 billion in total
assets under management. 1 other
account with approximately
$375.1 million in total assets which
charges an advisory fee based on
the performance of the account.

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Brian Woglom	Mid Cap Value Portfolio	18 registered investment companies with approximately $21.6 billion in total assets under management	5 other pooled investment vehicles with approximately $2.33 billion in total assets under management	7 other accounts with $1.76 billion in total assets under management

Kevin Toney	Mid Cap Value Portfolio	15 registered investment companies with approximately $21.18 billion in total assets under management	5 other pooled investment vehicles with approximately $2.33 billion in total assets under management	7 other accounts with $1.76 billion in total assets under management

Nathan Rawlins	Mid Cap Value Portfolio	8 registered investment companies with approximately $8.22 billion in total assets under management	1 other pooled investment vehicle with approximately $765.7 million in total assets under management	3 other accounts with approximately $598.25 million in total assets under management

Scott B. Davis	Large Cap Blend Portfolio	27 registered investment companies with $45.4 billion in total assets under management	4 other pooled investment vehicles with $21.6 billion in total assets under management	48 other accounts with $25.2 billion in total assets under management. 3 other accounts with $503.9 million in total assets which charges and advisory fee based on the performance of the account

Shilpee Raina	Large Cap Blend Portfolio	27 registered investment companies with $45.4 billion in total assets under management	4 other pooled investment vehicles with $21.6 billion in total assets under management	48 other accounts with $25.2 billion in total assets under management. 3 other accounts with $503.9 million in total assets which charges an advisory fee based on the performance of the account

Brian Woglom	Large Company Value Portfolio Mid Cap Value Portfolio	22 registered investment companies with approximately $28.96 billion in total assets under management	4 other pooled investment vehicles with approximately $2.49 billion in total assets under management	10 other accounts with $1.83 billion in total assets under management

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Philip Sundell	Large Company Value Portfolio	8 registered investment companies with approximately $8.10 billion in total assets under management	7 other pooled investment vehicles with approximately $7.47 million in total assets under management	1 other account with $650.1 thousand in total assets under management

Adam Krenn	Large Company Value Portfolio	6 registered investment companies with approximately $5.05 billion in total assets under management	No other pooled investment vehicles.	1 other account with approximately $650.1 thousand in total assets under management

Devan Kaloo	Emerging Markets Equity Portfolio	2 registered investment companies with approximately $2.2 billion in total assets under management	4 other pooled investment vehicles with approximately $2.7 billion in total assets under management	6 other accounts with approximately $3.1 billion in total assets under management

Nick Robinson	Emerging Markets Equity Portfolio	2 registered investment companies with approximately $0.5 billion in total assets under management	3 other pooled investment vehicles with approximately $0.1 billion in total assets under management	3 other accounts with approximately $2.9 billion in total assets under management

Sonali Pier	Multi-Sector Bond Portfolio	10 registered investment companies with approximately $19.19 billion in total assets under management
20 other pooled
investment
vehicles with
approximately
$21.52 billion in
total assets under
management. 1
other pooled
investment
vehicle with
approximately
$4.2 billion in
total assets which
charges an
advisory fee
based on the
performance of
the account.
26 other accounts with approximately $73.95 billion in total assets under management.

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Daniel J. Ivascyn	Multi-Sector Bond Portfolio	26 registered investment companies with approximately $334.93 billion in total assets under management
27 other pooled
investment
vehicles with
approximately
$160.63 billion in
total assets under
management. 12
other pooled
investment
vehicles with
approximately
$21.75 billion in
total assets which
charges an
advisory fee
based on the
performance of
the account.

27 other accounts with
approximately $6.33 billion in total
assets under management. 1 other
account with approximately $0.31
billion in total assets which charges
an advisory fee based on the
performance of the account.

Alfred T. Murata	Multi-Sector Bond Portfolio	25 registered investment companies with approximately $302.18 billion in total assets under management
23 other pooled
investment
vehicles with
approximately
$71.39 billion in
total assets under
management. 6
other pooled
investment
vehicles with
approximately
$14.90 billion in
total assets which
charge an
advisory fee
based on the
performance of
the account.
6 other accounts with approximately $3.11 billion in total assets under management

Charles Watford	Multi-Sector Bond Portfolio	3 registered investment companies with approximately $4.40 billion in total assets under management	9 other pooled investment vehicles with approximately $21.8 billion in total assets under management	7 other accounts with $3.82 billion million in total assets under management.

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Regina Borromeo	Multi-Sector Bond Portfolio	2 registered investment companies with approximately $3.27 billion in total assets under management	10 other pooled investment vehicles with approximately $1.4 billion in total assets under management.	3 other accounts with approximately $3.05 billion in total assets under management.

John Mahoney	Research International Core Portfolio	5 registered investment companies with approximately $63.9 billion in total assets under management	2 other pooled investment vehicles with approximately $309.8 million in total assets under management	2 other accounts with approximately $535.1 million in total assets under management

Nicholas Paul	Research International Core Portfolio	5 registered investment companies with $63.9 billion in total assets under management	2 other pooled investment vehicles with $309.8 million in total assets under management	2 other accounts with $535.1 million in total assets under management

James E. Platz	Inflation Managed Portfolio	13 registered investment companies with approximately $15.9 billion in total assets under management	No other pooled investment vehicles	2 other accounts with approximately $556.13 million in total assets under management

Miguel Castillo	Inflation Managed Portfolio	7 registered investment companies with approximately $7.4 billion in total assets under management	No other pooled investment vehicles	2 other accounts with approximately $585.4 million in total assets under management

Stephen Bartolini	Inflation Managed Portfolio	13 registered investment companies with approximately $18.1 billion in total assets under management	No other pooled investment vehicles	1 other account with approximately $157.1 million in total assets under management.

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Cudzil	Long-Term U.S. Government Bond Portfolio	30 registered investment companies with approximately $93.78 billion in total assets under management
14 other pooled
investment
vehicles with
approximately
$12.51 billion in
total assets under
management. 3
other pooled
investment
vehicles with
approximately
$9.12 billion in
total assets which
charge an
advisory fee
based on the
performance of
the account.

64 other accounts with
approximately $46.74 billion in
total assets under management. 6
other accounts with approximately
$1.2 billion in total assets which
charge an advisory fee based on the
performance of the account.

Tim Crowley	Long-Term U.S. Government Bond Portfolio	5 registered investment company with approximately $4.54 billion in total assets under management	No other pooled investment vehicles	2 other accounts with approximately $.0.58 billion in total assets under management

Jed Weiss	International Growth Portfolio
5 registered
investment
companies with
approximately
$30.6 billion in
total assets under
management. 3
other investment
companies with
approximately
$10.7 billion in
total assets which
charge an
advisory fee
based on the
performance of
the account.
			6 other pooled investment vehicles with approximately $10.4 billion in total assets under management	2 other accounts with $384 million in total assets under management

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Paul D. Greene II	Growth Stock Portfolio	8 registered investment companies with approximately $85.8 billion in total assets under management	22 other pooled investment vehicles with approximately $30.7 billion in total assets under management	2 other accounts with approximately $2.2 billion in total assets under management

Jonathan G. White	Large Cap Core Stock Portfolio
15 registered
investment
companies with
approximately
$16.2 billion in
total assets under
management. 3
other investment
companies with
approximately
$6.9 billion in
total assets which
charges an
advisory fee
based on the
performance of
the account.

49 other pooled
investment
vehicles with
approximately
$16.7 billion in
total assets under
management. 6
other pooled
investment
vehicles with
approximately
$1.6 billion in
total assets which
charge an
advisory fee
based on the
performance of
the account.

86 other accounts with
approximately $30.3 billion in total
assets under management. 10 other
accounts with approximately $5.6
billion in total assets which charge
an advisory fee based on the
performance of the account.

Mary L. Pryshlak	Large Cap Core Stock Portfolio
15 registered
investment
companies with
approximately
$16.2 billion in
total assets under
management. 3
other investment
companies with
approximately
$6.9 billion in
total assets which
charges an
advisory fee
based on the
performance of
the account.

49 other pooled
investment
vehicles with
approximately
$16.7 billion in
total assets under
management. 6
other pooled
investment
vehicles with
approximately
$1.6 billion in
total assets which
charge an
advisory fee
based on the
performance of
the account.

86 other accounts with
approximately $30.3 billion in total
assets under management. 10 other
accounts with approximately $5.6
billion in total assets which charge
an advisory fee based on the
performance of the account.

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Felise L. Agranoff	Mid Cap Growth Stock Portfolio	15 registered investment companies with $56.9 billion in total assets under management	8 other pooled investment vehicles with $16.05 billion in total assets under management	73 other accounts with $5.9 billion in total assets under management. 1 other account with $138.4 million in total assets which charge an advisory fee based on the performance of the account

Michael Stein	Mid Cap Growth Stock Portfolio	7 registered investment company with approximately $27.2 billion in total assets under management	4 other pooled investment vehicles with $999.6 million in total assets under management.	3 other accounts with approximately $224.9 million in total assets under management.

David Siegle	Small Cap Growth Stock Portfolio	10 registered investment companies with approximately $25.1 billion in total assets under management	9 other pooled investment vehicles with approximately $1.9 billion in total assets under management
13 other accounts with
approximately $4.6 billion in total
assets under management. 2 other
accounts with approximately
$502.2 million in total assets which
charges an advisory fee based on
the performance of the account

Maulik Bhansali	Select Bond Portfolio	7 registered investment companies with approximately $13.6 billion in total assets under management	10 other pooled investment vehicles with approximately $4.6 billion in total assets under management.	26 other accounts with approximately $14.2 billion in total assets under management.

Jarad Vasquez	Select Bond Portfolio	7 registered investment companies with approximately $13.6 billion in total assets under management	10 other pooled investment vehicles with approximately $4.6 billion in total assets under management.	26 other accounts with approximately $14.2 billion in total assets under management.

Mark E. Durbiano	High Yield Bond Portfolio	9 registered investment companies with $8.3 billion in total assets under management	3 other pooled investment vehicles with approximately $452.0 million in total assets under management
11 other accounts with
approximately $2.8 billion in total
assets under management. 1 other
account with approximately $225.3
million in total assets which
charges an advisory fee based on
the performance of the account.

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Kathryn Glass	High Yield Bond Portfolio	16 registered investment companies with $8.7 billion in total assets under management	3 other pooled investment vehicles with approximately $452.0 million in total assets under management
11 other accounts with
approximately $2.8 billion in total
assets under management. 1 other
account with approximately
$225.3 million in total assets which
charges an advisory fee based on
the performance of the account.

Thomas Scherr	High Yield Bond Portfolio	5 registered investment companies with $7.2 billion in total assets under management	3 other pooled investment vehicles with approximately $452.0 million in total assets under management
5 other accounts with
approximately $1.7 billion in total
assets under management. 1 other
account with approximately
$225.3 million in total assets which
charges an advisory fee based on
the performance of the account.

Randal Stuckwish	High Yield Bond Portfolio	5 registered investment companies with $7.2 billion in total assets under management	No other pooled investment vehicles	2 other accounts with approximately $579.0 million in total assets under management.

Michael F. Reinartz	Short-Term Bond Portfolio	5 registered investment companies with approximately $8.2 billion in total assets under management	3 other pooled investment vehicles with approximately $9.5 billion in total assets under management	2 other accounts with approximately $275.1 million in total assets under management

Steve Kohlenstein	Short-Term Bond Portfolio	6 registered investment company with approximately $8.7 billion in total assets under management	2 other pooled investment vehicles with approximately $9.2 billion in total assets under management	2 other accounts with approximately $275.1 million in total assets under management

Peter Sietsema	Index 500 Stock Portfolio	370 registered investment companies with approximately $3.23 trillion in total assets under management	214 other pooled investment vehicles with approximately $1.29 billion in total assets under management	136 other accounts with approximately $891.1 billion in total assets under management.

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jennifer Hsui	Index 500 Stock Portfolio	371 registered investment companies with approximately $3.23 trillion in total assets under management	93 other pooled investment vehicles with approximately $104.6 billion in total assets under management	No other accounts

Matt Waldron	Index 500 Stock Portfolio	364 registered investment companies with approximately $3.22 trillion in total assets under management	3 other pooled investment vehicles with approximately $4.80 billion in total assets under management	9 other accounts with approximately $8.63 billion in total assets

Steven White	Index 500 Stock Portfolio	366 registered investment companies with approximately $3.23 trillion in total assets under management	110 other pooled investment vehicles with approximately $106.8 billion in total assets under management	No other accounts

Lucy Johnston	Index 400 Stock Portfolio Index 600 Stock Portfolio	3 registered investment companies with approximately $1.03 billion in total assets under management	9 other pooled investment vehicles with approximately $109.5 billion in total assets under management	12 other accounts with approximately $10.7 billion in total assets under management

Keith Carroll	Index 600 Stock Portfolio Index 400 Stock Portfolio	2 registered investment company with approximately $510.2 million in total assets under management	8 other pooled investment vehicles with approximately $50.8 billion in total assets under management	20 other accounts with approximately $23.7 billion in total assets under management
Compensation of Portfolio Managers
Mason Street Advisors, LLC (“Mason Street Advisors”). Mason Street Advisors has adopted a system of compensation for senior personnel, including those with portfolio management responsibilities, that seeks to attract, motivate, and retain high quality investment personnel. Compensation for Mason Street Advisors’ senior personnel consists primarily of the following three components: a base salary, annual variable compensation and, for certain portfolio managers, long-term variable compensation. Each employee is also eligible to participate in benefit plans and programs available generally to all employees of Northwestern Mutual, the parent company of Mason Street Advisors.
At the end of the year, each employee’s performance is evaluated on a variety of factors including a subjective evaluation of competencies and behaviors deemed important to achieving Mason Street Advisors’ overall business objectives. Subjective criteria may include considerations such as management and supervisory responsibilities, complexity of investment strategies, team building efforts and successes, risk management initiatives and leadership contributions. For those personnel with portfolio management responsibilities, consideration also is given to the historic investment performance of accounts managed by such personnel. However, compensation is not increased or reduced based on a formula tied to actual or comparative investment performance.
Eligibility and participation in the annual and long-term variable compensation programs is determined on a year-to-year basis. When awarded, long-term variable pay grants are credited to a deferred account that accrues interest on the balances.
Brent Schutte, Chief Investment Officer of Mason Street Advisors, and Garrett Aird, Vice President – Investments of Mason Street Advisors, are members of the portfolio management team for the Active/Passive Very Aggressive, Active/Passive Aggressive, Active/Passive Moderate, Active/Passive Active/Passive Balanced, and Active/Passive Conservative (“Allocation Suite”) Portfolios. Mr. Schutte is Chief Investment Officer for Northwestern Mutual Wealth Management Company (“NMWMC”), and Mr. Aird is Vice President – Investment Management and Research of NMWMC. NMWMC is a federal savings bank and affiliate of Mason Street Advisors. The compensation for Mr. Schutte and Mr. Aird is paid by NMWMC. NMWMC has adopted a system of compensation for its senior personnel, including those with portfolio management and investment program oversight responsibilities, that seeks to attract, motivate, and retain high quality investment personnel. Compensation for NMWMC’s senior personnel consists primarily of the following three components: a base salary, annual variable compensation and, for certain portfolio managers, long-term variable compensation. Each employee is also eligible to participate in benefit plans and programs available generally to all employees of Northwestern Mutual, the parent company of NMWMC. At the end of the year, each employee’s performance is evaluated on a variety of factors including a subjective evaluation of competencies and behaviors deemed important to achieving NMWMC’s overall business objectives. Subjective criteria may include considerations such as management and supervisory responsibilities, complexity of investment strategies, team building efforts and successes, risk management initiatives and leadership contributions. For those personnel with portfolio management or management oversight responsibilities, consideration also is given to the historic investment performance of managed accounts. However, compensation is not increased or reduced based on a formula tied to actual or comparative investment performance. Eligibility and participation in the annual and long-term variable compensation programs is determined on a year-to-year basis. When awarded, long-term variable pay grants are credited to a deferred account that accrues interest on the balances.
abrdn Investments Limited (“Aberdeen”). Aberdeen’s remuneration policies are designed to support its business strategy, as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders. Aberdeen operates in a highly competitive international employment market and aims to maintain its strong track record of success in developing and retaining talent.
Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the Aberdeen’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.
The variable pay award comprises a mixture of cash and a deferred award based on the size of the award. Deferred awards are by default Aberdeen shares, with an option to put up to 50% of deferral into funds. Overall compensation packages are designed to be competitive relative to the investment management industry.
Base Salary – Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities, and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.
Annual Bonus – The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the Aberdeen overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives and are reviewed and approved by the Remuneration Committee.
Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.
Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.
In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through KPI scorecards. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year – January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.
Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.
Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading- oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.
In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of Aberdeen Group plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research, or trading services to Aberdeen clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the fund with respect to the MOU/personnel sharing arrangements.
Allspring Global Investments, LLC. (“Allspring Investments”). The compensation structure for Allspring Investments’ portfolio managers includes a competitive fixed base salary plus variable incentives, payable annually and over a deferred period. Allspring Investments participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions and to ensure our compensation is aligned with the marketplace. In addition to investment management compensations surveys, Allspring Investments also considers prior professional experience, tenure, seniority and a portfolio manager’s team size, scope and assets under management when determining their total compensation. In addition, portfolio managers, who meet the eligibility requirements, may participate in Allspring Investments’ 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.
Allspring Investments’ investment incentive program plays an important role in aligning the interests of our portfolio managers, investment team members, clients, and shareholders. Incentive awards for portfolio managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1-, 3-, and 5- year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style.

Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as a deferred incentive. The long-term portion of incentives generally carry a pro-rated vesting schedule over a 3-year period. For many of our portfolio managers, Allspring Investments further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, our investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).
As an independent firm, approximately 20% of Allspring is owned by employees, including portfolio managers.
American Century Investment Management, Inc. (“ACI”). As of December 31, 2025, the portfolio managers’ compensation included a base salary, a bonus, restricted stock plans and deferred compensation plans. The base pay is in the form of a fixed annual salary. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus which is determined by a combination of factors. One factor is investment performance of funds a portfolio manager manages. For most American Century mutual funds, investment performance is measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally- customized peer groups. The Russell 1000® Value Index is used to measure investment performance for portfolio managers of the Large Company Value Portfolio, and the Russell Mid-Cap® Value Index is used to measure investment performance for portfolio managers of the Mid Cap Value Portfolio. Investment performance is not measured relative to a benchmark for portfolio managers of the Inflation Managed Portfolio. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.
Portfolio managers may have responsibility for multiple American Century products. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.
Portfolio managers also may have responsibility for other types of managed portfolios or ETFs. This is the case for the Large Company Value Portfolio, the Mid Cap Value Portfolio and the Inflation Managed Portfolio. If the performance of a managed account or EFT is considered for purposes of compensation, it is generally measured via the same criteria as an American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group). Performance of the Large Company Value Portfolio, the Mid Cap Value Portfolio and the Inflation Managed Portfolio is not separately considered in determining portfolio manager compensation.
A second factor in the bonus calculation relates to the performance of a number of American Century products managed according to one of the following investment disciplines: global growth equity, global value equity, disciplined equity, global fixed-income, and multi-asset strategies. The composite for certain portfolio managers may include multiple disciplines. The performance of American Century ETFs may also be included for certain investment disciplines. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed, and the composite for certain portfolio managers may include multiple disciplines. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.
Portfolio managers’ bonuses may be discretionary and may be tied to factors such as profitability, or individual performance goals, such as research projects and the development of new products.
Portfolio managers are eligible for grants of restricted stock of American Century Companies, Inc. (“ACC”). These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.
BlackRock Advisors, LLC (“BlackRock”). BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Messrs. Sietsema, Waldron, and White and Ms. Hsui is not measured against a specific benchmark.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products. Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($350,000 for 2025). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.
Dodge & Cox. Compensation of Dodge & Cox Funds’ investment committee members includes a base salary, cash bonus, and a package of employee benefits which are generally available to all salaried employees. Compensation is structured to emphasize the success of Dodge & Cox rather than that of any one individual. Dodge & Cox does not have any “incentive compensation” or “deferred compensation” programs. Compensation is not linked to the distribution any product or to the performance of any account. All investment committee members also participate in equity ownership of Dodge & Cox. Each element of compensation is detailed below:
Base Salary. Each investment committee member is paid a fixed base salary which is intended to be competitive in light of each member’s experience and responsibilities.
Bonus. Bonus payments are based on a number of factors including the profitability of Dodge & Cox and the member’s long-term contributions to the firm. Dodge & Cox’s principles emphasize teamwork and a focus on client needs, and bonuses are structured to emphasize those principles. All full-time employees of Dodge & Cox participate in the annual bonus program. Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns.
Equity Ownership. All investment committee members are shareholders of Dodge & Cox, which is a private, employee-owned S-corporation. A shareholder’s equity interest in Dodge & Cox provides pass-through income of Dodge & Cox’s profits and annual cash distributions based on each shareholder’s proportionate interest. Shareholder distributions are generally determined based on considerations of Dodge & Cox’s working capital requirements, net income generated each year, and estimated tax liabilities associated with the pass-through of Dodge & Cox’s income. Dodge & Cox’s shares are issued and redeemed at book value and may be held only by active employees of the company. Changes in share ownership are controlled by Dodge & Cox’s board of directors, whose decisions regarding share ownership are based on each member’s long-term contributions to the firm. Shareholders also may receive a benefit from the appreciation of the book value of their shares, which may be realized when shares are repurchased by Dodge & Cox from the shareholder.
Employee Benefit Program. Investment committee members participate in benefit plans and programs available generally to all employees, which includes a qualified, defined-contribution profit sharing plan funded at the maximum allowable amount. The above information regarding compensation of investment committee members is current as of December 31, 2025.
Federated Investment Management Company (“Federated”).
Mark Durbiano. Mark Durbiano is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one, three and five calendar year pre-tax gross return basis versus the Fund’s representative performance index (i.e., Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index) and versus a designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted above, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts or activities for which Mr. Durbiano is responsible when his compensation is calculated may be equal or can vary.

In addition, Mr. Durbiano has oversight responsibility for other portfolios that he does not personally manage and serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, and/or yield curve) for taxable, fixed-income accounts. A portion of the IPP score is based on Federated Hermes’ senior management’s assessment of team contributions.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of three IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed or activity engaged in by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Fund is lesser than or equal to the weighting assigned to certain other accounts or activities and is greater than or equal to the weighting assigned to certain other accounts or activities used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant. Pursuant to the terms of a business agreement, Mr. Durbiano’s annual incentives may include certain guaranteed amounts.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
Kathryn Glass. Kathryn Glass is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one, three and five calendar year pre-tax gross return basis versus the Fund’s representative performance index (i.e., Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index) and versus a designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted above, Ms. Glass is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts when his compensation is calculated may be equal or can vary.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of three IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Fund is lesser than or equal to the weighting assigned to certain other accounts and is greater than or equal to the weighting assigned to certain other accounts used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
In addition, Ms. Glass was awarded a grant of restricted Federated Hermes stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated Hermes’ senior management.
Thomas Scherr. Thomas Scherr is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one, three and five calendar year pre-tax gross return basis versus the Fund’s representative performance index (i.e., Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index) and versus a designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted above, Mr. Scherr is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts for which Mr. Scherr is responsible when his compensation is calculated may be equal or can vary.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of three IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Fund is lesser than or equal to the weighting assigned to certain other accounts and is greater than or equal to the weighting assigned to certain other accounts used to determine IPP (but can be adjusted periodically). Additionally, a portion of Mr. Scherr’s IPP score is based on the performance of the accounts for which he provides research and analytic support. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
In addition, Mr. Scherr was awarded a grant of restricted Federated Hermes stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated Hermes’ senior management.
Randal Stuckwish. Randal Stuckwish is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one, three and five calendar year pre-tax gross return basis versus the Fund’s representative performance index (i.e., Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index) and versus a designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted above, Mr. Stuckwish is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts for which Mr. Stuckwish is responsible when his compensation is calculated may be equal or can vary.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of three IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Fund is lesser than or equal to the weighting assigned to certain other accounts and is greater than or equal to the weighting assigned to certain other accounts used to determine IPP (but can be adjusted periodically). Additionally, a portion of Mr.

Stuckwish’s IPP score is based on the performance of the accounts for which he provides research and analytic support. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
In addition, Mr. Stuckwish was awarded a grant of restricted Federated Hermes stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated Hermes’ senior management.
FIAM LLC (“FIAM”). Jed Weiss is the portfolio manager of the International Growth Portfolio and receives compensation for his services. Portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FIAM or at the election of the portfolio manager.
The portfolio manager’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of the portfolio manager’s bonus are based (i) on the pre-tax investment performance of the portfolio manager’s fund(s), accounts and lead account(s) measured against a benchmark index and within a defined peer group assigned to each fund, account or lead account, if applicable and (ii) the investment performance of other equity funds and accounts. The pre-tax investment performance of the portfolio manager’s fund(s), accounts and lead account(s) is weighted according to the portfolio manager’s tenure on those fund(s), accounts and lead account(s) and the average asset size of those fund(s), accounts and lead account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those funds, accounts and lead account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group, if applicable. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to and leadership within the FIAM investment platform. The portion of the portfolio manager’s bonus that is linked to the investment performance of the strategy is based on the lead account’s pre-tax investment performance of the strategy measured against the MSCI EAFE Growth Index (Net MA Tax), and the lead account’s pre-tax investment performance within the Morningstar Foreign Large Growth Category. The portfolio manager also is compensated under equity based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM’s ultimate parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FIAM and its affiliates.
J.P. Morgan Investment Management, Inc. JPMIM’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.
The compensation framework for JPMIM portfolio managers (“Portfolio Managers”) participating in public market investing activities is based on several factors that drive alignment with client objectives, the primary of which is investment performance, alongside of the firm-wide performance dimensions. The framework focuses on Total Compensation – base salary and variable compensation. Variable compensation is in the form of cash incentives, and/or long-term incentives in the form of fund-tracking incentives (referred to as the “Mandatory Investment Plan” or “MIP”) and/or equity-based JPMorgan Chase Restricted Stock Units (“RSUs”) with defined vesting schedules and corresponding terms and conditions. Long-term incentive awards may comprise up to 60% of overall incentive compensation, depending on an employee’s pay level.

The performance dimensions for Portfolio Managers are evaluated annually based on several factors that drive investment outcomes and value—aligned with client objectives—including, but not limited to:
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Investment performance, generally weighted more to the long-term, with specific consideration for Portfolio Managers of investment performance relative to competitive indices or peers over one-, three-, five- and ten-year periods, or, in the case of funds designed to track the performance of a particular index, the Portfolio Managers success in tracking such index;
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The scale and complexity of their investment responsibilities;
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Individual contribution relative to the client’s risk and return objectives;
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Business results, as informed by investment performance; risk, controls and conduct objectives; client/customer/stakeholder objectives, teamwork and leadership objectives; and
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Adherence with JPMorgan’s compliance, risk, regulatory and client fiduciary responsibilities, including, as applicable, adherence to the JPMorgan Asset Management Sustainability Risk Integration Policy, which contains relevant financially material Environmental, Social and Corporate Governance (“ESG”) factors that are intended to be assessed in investment decision- making.
In addition to the above performance dimensions, the firm-wide pay-for-per performance framework is integrated into the final assessment of incentive compensation for an individual Portfolio Manager. Feedback from JPMorgan’s risk and control professionals is considered in assessing performance and compensation.
Portfolio Managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s “MIP”. In general, the MIP provides for a rate of return equal to that of the particular fund(s), thereby aligning the Portfolio Manager’s pay with that of the client’s experience/return.
For Portfolio Managers participating in public market investing activities, 50% of their long-term incentives are subject to a mandatory deferral in the MIP, and the remaining 50% can be granted in the form of RSUs or additional participation in MIP at the election of the Portfolio Manager.
For the portion of long-term incentives subject to mandatory deferral in the MIP (50%), the incentives are allocated to the fund(s) the Portfolio Manager manages, as determined by the employee’s respective manager and reviewed by senior management.
In addition, named Portfolio Managers on a sustainable fund(s) are required to allocate at least 25% of their mandatory deferral in at least one dedicated sustainable fund(s).
To hold individuals responsible for taking risks inconsistent with JPMorgan’s risk appetite and to discourage future imprudent behavior, we have policies and procedures that enable us to take prompt and proportionate actions with respect to accountable individuals, including:
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Reducing or altogether eliminating annual incentive compensation;
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Canceling unvested awards (in full or in part);
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Clawback/recovery of previously paid compensation (cash and / or equity);
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Demotion, negative performance rating or other appropriate employment actions; and
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Termination of employment.
The precise actions we take with respect to accountable individuals are based on circumstances, including the nature of their involvement, the magnitude of the event and the impact on JPMorgan.
In evaluating each Portfolio Manager’s performance with respect to the accounts he or she manages, JPMorgan uses the following indices as benchmarks to evaluate the performance of the portfolio manager with respect to the accounts:
Name of Fund	Benchmark
Northwestern Mutual Series Fund, Inc.Large Cap Blend Portfolio	S&P 500
Northwestern Mutual Series Fund, Inc.Mid Cap Growth Stock Portfolio	Russell Midcap Growth

Loomis, Sayles & Company, L.P. (“Loomis Sayles”). Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Mr. Hamzaogullari’s compensation has four components: a competitive base salary, an annual incentive bonus driven by investment performance, participation in a long-term incentive plan (with an annual and a post-retirement payout), and a revenue sharing bonus if certain revenue thresholds and performance hurdles are met. Maximum variable compensation potential is a multiple of base salary and reflects performance achievements relative to peers with similar disciplines. The performance review considers the asset class, manager experience, and maturity of the product. The incentive compensation is based on trailing strategy performance and is weighted at one third for the three-year period, one third for the five-year period and one third for the ten-year period. He also receives performance based compensation as portfolio manager for a private investment fund. The firm’s senior management reviews the components annually.
In addition, Mr. Hamzaogullari participates in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). He may also participate in the Loomis Sayles deferred compensation plan which requires all employees to defer 50% of their annual bonus if in excess of a certain dollar amount, except for those employees who will be age 61 or older on the date the bonus is awarded. These amounts are deferred over a two year period with 50% being paid out one year from the bonus anniversary date and the second 50% being paid out two years from the bonus anniversary date. These deferrals are deposited into an investment account on the employee's behalf, but the employee must be with Loomis Sayles on the vesting dates in order to receive the deferred bonus.
Massachusetts Financial Services Company (MFS®). MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.
MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a durable investment process. As of December 31, 2025, portfolio manager total cash compensation is a combination of base salary and performance bonus:
Base Salary. Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.
Performance Bonus. Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.
The performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management’s assessment of overall portfolio manager contribution to the client experience, the investment process and overall performance (distinct from fund and other account performance).
The performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS fund(s) selected by the portfolio manager. A selected fund may, but is not required to, be a fund that is managed by the portfolio manager.
MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Northern Trust Investments, Inc. (“Northern Trust”). The compensation for Northern Trust portfolio managers is informed by the competitive marketplace and consists of a base salary and the opportunity to earn an incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The incentive award is discretionary and is based on a quantitative and qualitative evaluation of each team member’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. In addition, the annual cash incentive award for portfolio managers is not based on the investment performance of the funds or the amount of assets held in the funds. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.
Pacific Investment Management Company LLC (“PIMCO”). PIMCO and its affiliates approach to compensation seeks to provide professionals with a compensation process that is driven by values of collaboration, openness, responsibility and excellence.
Generally, compensation packages consist of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for clients, among other factors. A portfolio manager’s compensation is not based solely on the performance of the Fund or any other account managed by that portfolio manager:
Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.
Variable Compensation – In addition to a base salary, portfolio managers have a variable component of their compensation, which is based on a combination of individual and company performance and includes both qualitative and quantitative factors. The following non-exhaustive list of qualitative and quantitative factors is considered when determining total compensation for portfolio managers:
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performance measured over a variety of longer- and shorter-term periods, including 5- year, 4-year, 3-year, 2- year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Fund(s)) and relative to applicable industry peer groups and
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amount and nature of assets managed by the portfolio manager.
The variable compensation component of an employee’s compensation may include a deferred component. The deferred portion will generally be subject to vesting and may appreciate or depreciate based on the performance of PIMCO and/or its affiliates. PIMCO’s Long-Term Incentive Plan provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period.
Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.
Putnam Investment Management, LLC (“Putnam”). Putnam seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually, and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
Base salary Each portfolio manager is paid a base salary.
Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources, Inc. (“Resources”) stock and mutual fund shares. The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the Investment Manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the Investment Manager 14 and/or other officers of the Investment Manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
Non-investment performance. The more qualitative contributions of the portfolio manager to the Investment Manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.
Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the Investment Manager’s appraisal.
Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity based compensation typically vest over time, so as to create incentives to retain key talent.
Benefits Portfolio managers also participate in benefit plans and programs available generally to all employees of the Investment Manager.
T. Rowe Price Associates, Inc. (“T. Rowe Price”). Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and Price Hong Kong, Price Singapore, Price Japan, T. Rowe Price International, and T. Rowe Price Investment Management, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.
The table below indicates the primary performance benchmarks used to determine portfolio manager compensation. Compensation is generally based on the performance of a similarly managed portfolio. T. Rowe Price may also consider other broad-based market benchmarks to evaluate portfolio manager performance and determine compensation.
Portfolio	Benchmark
Growth Stock	Russell Growth 1000 Index
Equity Income	Lipper Equity Income Funds Average, Morningstar Large Value, Russell 1000 Value Index
Short-Term Bond	Bloomberg 1-3 Year U.S. Government/Credit Bond Index
Compensation is viewed with a long-term time horizon. The more consistent a portfolio manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across applicable investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.
This compensation structure is used when evaluating the performance of all portfolios (including the T. Rowe Price funds) managed by the portfolio manager.
T. Rowe Price Investment Management, Inc. (“TRPIM”). Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a restricted stock grant. Compensation is variable and is determined based on the following factors.
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and Price Hong Kong, Price Singapore, Price Japan, T. Rowe Price International, and T. Rowe Price Investment Management, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.
The table below indicates the primary performance benchmarks used to determine portfolio manager compensation. Compensation is generally based on the performance of a similarly managed portfolio. T. Rowe Price may also consider other broad-based market benchmarks to evaluate portfolio manager performance and determine compensation.
Portfolio	Benchmark
Small Cap Value	Lipper Small Cap Value Funds Average, Morningstar Small Value, Russell 2000 Value Index
Compensation is viewed with a long-term time horizon. The more consistent a portfolio manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the applicable investment platforms; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.
All employees of T. Rowe Price, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.
This compensation structure is used when evaluating the performance of all portfolios (including the T. Rowe Price funds) managed by the portfolio manager.
Wellington Management Company LLP (“Wellington Management”). Wellington Management receives a fee based on the assets under management of the fund as set forth in the Investment Sub-Advisory Agreements between Wellington Management and Mason Street Advisors, LLC related to Small Cap Growth, Large Cap Core Stock and Mid Cap Growth Stock Portfolios. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Portfolio. The following information is as of December 31, 2025.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the Fund's prospectus who are primarily responsible for the day-to-day investment management of the Funds (the “Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for other Portfolio Managers is determined by the Portfolio Manager’s experience and performance in his role as a Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager, with the exception of Mary Pryshlak and Jon White, is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the fund Portfolio managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Ms. Pryshlak is a Partner.
Fund	Benchmark Index and/or Peer Group for Incentive Period
Small Cap Growth Stock Portfolio	Russell 2000 Growth Index
Mid Cap Growth Stock Portfolio	Russell MidCap® Growth Index
Conflicts of Interest
Mason Street Advisors, LLC (“Mason Street Advisors”). Conflicts of interest may arise when a portfolio manager is responsible for the management of more than one account. The principal types of these potential conflicts may include:
Time and Attention. The management of multiple Portfolios and/or accounts may give rise to potential conflicts of interest as the portfolio manager must allocate his or her time and investment ideas across multiple Portfolios and accounts. This could result in a portfolio manager devoting unequal time and attention to the management of Portfolios and/or other accounts. The effect of this potential conflict may be more pronounced where Portfolios and/or accounts overseen by a particular portfolio manager have different objectives, benchmarks, time horizons, and fees.
Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple Portfolios and/or accounts, the opportunity may be allocated among these several Portfolios or accounts, which may limit a Portfolio’s ability to take full advantage of the investment opportunity. Mason Street Advisors seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among Portfolios and other accounts.
Variation in Incentives. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the Portfolios and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among Portfolios and/or accounts (such as where certain Portfolios or accounts pay higher management fees), the portfolio manager might be motivated to favor certain Portfolios and/or accounts over others. In addition, the portfolio manager might be motivated to favor Portfolios and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those Portfolios and/or accounts that could most significantly benefit the portfolio manager. Mason Street Advisors has adopted Guidelines for Business Conduct that establish the standards of business conduct that Mason Street Advisors requires of its portfolio managers. Mason Street Advisors has implemented an Investment Committee, which is responsible for evaluating and mitigating investment-related conflicts of interest.
Compensation Methodology. For portfolio managers who are serve in roles for more than one entity, the methodology used to determine the portfolio manager’s compensation could create a potential incentive for the portfolio manager to focus more on the success of one entity over the other, or use his or her role with one entity for the primary benefit of the other entity, which might not be in the best interest of the Portfolios and/or accounts the portfolio manager manages for Mason Street Advisors. Northwestern Mutual has a process for allocating time and expenses for officers of more than one subsidiary entity. For information regarding the compensation policies of Mason Street Advisors, please refer to the section of this Appendix D called “Compensation of Portfolio Managers.”
Personal Accounts. Portfolio managers may be permitted to purchase and sell securities for their own personal accounts or the personal accounts of family members, which could potentially influence the portfolio manager’s decisions with respect to purchasing or selling the same securities for a Portfolio. To mitigate this potential conflict of interest, Mason Street Advisors has adopted a Code of Ethics and other policies and procedures governing the personal securities transactions of its portfolio managers, which are designed to place the interests of the Portfolios before the interests of Mason Street Advisors, its employees and its related persons.
Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the Portfolios and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the Portfolios and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more Portfolios or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Portfolios and/or accounts. As noted above, Mason Street Advisors seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among Portfolios and other accounts.
Brent Schutte and Garrett Aird are members of the portfolio management team for the Active/Passive Very Aggressive, Active/Passive Aggressive, Active/Passive Moderate, Active/Passive Balanced, and Active/Passive Conservative (“Allocation Suite”) Portfolios. Mr. Schutte, in his capacity as Chief Investment Officer and Chief Strategist of NMWMC, and Mr. Aird, in his capacity as Vice President, Investment Management and Research of NMWMC, both oversee and manage the investment advisory programs offered by NMWMC. Mr. Schutte and Mr. Aird have responsibilities that vary across each of the NMWMC advisory programs, but include duties related to investment selection, portfolio construction, performance and risk attribution analysis, and overall investment strategy. Investment decisions and strategies pursued across the NMWMC advisory programs may differ from the decisions and strategies implemented by Mr. Schutte and Mr. Aird in their capacity as portfolio managers of the Allocation Suite Portfolios. Mr. Schutte’s and Mr. Aird’s service for multiple entities creates potential conflicts of interest. Mason Street Advisors has adopted Guidelines for Business Conduct that establish the standards of business conduct that Mason Street Advisors requires of its portfolio managers. Mason Street Advisors has implemented an Investment Committee, which includes members who are not officers of both Mason Street Advisors and NMWMC. Mason Street Advisors’ Investment Committee is responsible for evaluating and mitigating investment-related conflicts of interest.
Mason Street Advisors and the Fund have adopted compliance policies and procedures, as applicable, and have implemented committee structures that are designed to review and address these, and other, types of conflicts of interest. Mason Street Advisors addresses conflicts related to the management of more than one account in its overall compliance program, including within its Conflicts of Interest Policy, Personal Trading Policy, Trade Allocation Policies and Procedures, Policies and Procedures on Transactions with Affiliates and Cross Transactions, Guidelines for Business Conduct, Policy Statement on Insider Trading, Policies and Procedures for Client Commission Arrangements, and Proxy Voting Policies and Procedures. These policies are designed to reasonably ensure that various conflicts are identified and managed, and that Mason Street Advisor’s clients are treated fairly and equitably. In addition, Sub-advisers may face similar conflicts related to management of more than one account. Each Sub-adviser considers its own business to identify and manage any potential conflicts related to management of more than one account arising out of its own client base. There is no guarantee, however, that any such policies and procedures will be able to detect and/or prevent every situation where a conflict arises.

abrdn Investments Limited (“Aberdeen”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Emerging Markets Equity Portfolio’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Emerging Markets Equity Portfolio. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.
In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.
Another potential conflict could include instances in which securities considered as investments for the Emerging Markets Equity Portfolio also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. In the instance that the same security is bought or sold for a number of clients at approximately the same time, orders may also be aggregated to the extent appropriate. We seek to allocate opportunities to all clients in a consistent, fair manner. In accordance with our written policies and procedures, we may take special considerations when deciding on allocations, provided they are deemed fair and equitable to all clients. As a result of the allocations, there may be instances where the Emerging Markets Equity Portfolio will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Emerging Markets Equity Portfolio from time to time, Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.
Allspring Global Investments, LLC (“Allspring Investments”). Allspring Investments’ Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring Investments has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.
The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the funds and other accounts because the funds may have different investment objectives, strategies, and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.
To minimize the effects of these inherent conflicts of interest, Allspring Investments has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Allspring Investments has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the funds and any personal accounts the Portfolio Managers may maintain.
American Century Investment Management, Inc. (“ACI”). Certain conflicts of interest may arise in connection with ACI’s management of client portfolios with different investment strategies. Potential conflicts can include, for example, one investment strategy buying or selling a security while another has a different, potentially opposite, position in the same security. This may include one investment strategy taking a short position in the security of an issuer that is held long in another investment strategy (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities across client portfolios, which are discussed in more detail below. ACI has adopted policies and procedures that are designed to minimize the effects of these conflicts.
Management of ACI client portfolios is organized according to investment discipline and investment stategy. Investment disciplines include, for example, Disciplined Equity, Global Growth Equity (both U.S. and Global/Non-U.S.), Global Value Equity, Global Fixed Income, Multi-Asset Strategies, American Century Rules-Based ETF strategies, Avantis Investors strategies, and Private Investments. Within each investment discipline are one or more portfolio teams responsible for managing specific investment strategies, such as U.S. Disciplined Core Value, U.S. Small Cap Value, U.S. Large Cap Growth, Emerging Markets Equity and U.S. Core Fixed Income. In some cases, a portfolio manager or team may be responsible for managing (or assisting in managing) multiple investment strategies within or across investment disciplines. Generally, client portfolios with similar investment strategies are managed by the same portfolio management team using similar investment objectives, approaches and philosophies. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across client portfolios with similar investment strategies, which minimizes the potential for conflicts of interest. In addition, ACI maintains information barriers that restrict portfolio management teams within an investment discipline from having access to information regarding security positions, orders or transactions in client portfolios or investment strategies in other investment disciplines. If a portfolio manager or team manages or assists in managing an investment strategy in another investment discipline, that portfolio manager or team will only have access to information relating to that investment strategy and not other investment strategies within that investment discipline. The information barriers are intended to aid in preventing the misuse of portfolio holdings information or trading activity in other investment disciplines. Portfolio managers or teams that manage (or assist in managing) investment strategies across investment disciplines will not allow their access to portfolio holdings and/or trading information in one investment discipline to in any way impact decisions they make for client portfolios in other investment disciplines.
For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. ACI’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.
ACI may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. ACI has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, ACI has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. A centralized trading desk executes all fixed income securities transactions for Avantis ETFs and mutual funds. For all other funds in the American Century complex, portfolio teams are responsible for executing fixed income trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system. There is an ethical wall between the Avantis trading desk and all other American Century traders. The Advisor’s Global Head of Trading monitors all trading activity for best execution and to make sure no set of clients is being systematically disadvantaged.
Finally, investment of ACI’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, ACI has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to ACI to the detriment of client portfolios.

BlackRock Advisors, LLC (“BlackRock”). BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Dodge & Cox. Potential conflicts of interest may arise in connection with the management of multiple accounts, including potential conflicts of interest related to the knowledge and timing of trades, investment opportunities, broker selection, and investments. Because of their roles at Dodge & Cox, investment committee members, research analysts, and other Dodge & Cox employees may be privy to the size, timing and possible market impact of the Portfolio’s trades. It is possible that investment committee members could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio. It is possible that an investment opportunity may be suitable for both the Portfolio and other accounts managed by investment committee members or a Dodge & Cox proprietary account, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. Dodge & Cox has adopted procedures for allocating portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. With respect to securities transactions for the Portfolio, Dodge & Cox determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. Conflicts of interest may also arise in cases where Dodge & Cox clients with different strategies invest in different parts of an issuer’s capital structure, such as when one client owns debt obligations of an issuer and another client owns equity in the same issuer.
The Portfolio may invest in various publicly traded or restricted securities that are also owned by Dodge & Cox or its employees. Dodge & Cox is not obligated to purchase or sell for the Portfolio any security which Dodge & Cox or its employees purchase or sell for their own account(s) or for the account of any other client. Dodge & Cox may give advice and take action with respect to any of its clients or for its own account which differs from or is inconsistent with the timing or nature of action(s) taken for the Portfolio. Transactions in a specific security may not be recommended or effected for all client accounts for which such transaction will be recommended or effected at the same time or at the same price. Dodge & Cox employees may invest in the same securities that Dodge & Cox purchases for its clients to the extent permitted by the Dodge & Cox Code of Ethics. The Code of Ethics requires preclearance of personal securities transactions and reduces conflicts of interest by restricting the type and timing of employee trades. Dodge & Cox research analysts are sometimes invited to events hosted by company management in conjunction with performing their research responsibilities, which could provide an incentive for them to favor those companies over other investments. Acceptance of any gifts and entertainment is subject to restrictions set forth in Dodge & Cox’s Code of Ethics.
Although in some cases Dodge & Cox may refrain from taking certain actions or making investments on behalf of clients because of conflicts (potentially disadvantaging those on whose behalf the actions are not taken or investments not made), in other cases Dodge & Cox may take actions or make investments on behalf of some clients that have the potential to disadvantage other clients. Any of the foregoing conflicts of interest will be reviewed on a case-by-case basis. Any review will take into consideration the interests of the relevant clients, the circumstances giving rise to the conflict, and applicable laws. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests, and Dodge & Cox will attempt to resolve such matters fairly, but even fair resolution may be resolved in favor of other clients which pay Dodge & Cox higher fees. The resolution of any actual or potential conflict of interest may result in Dodge & Cox’s making investment decisions for clients or groups of clients on less favorable terms than it would have absent the conflict.
Federated Investment Management Company (“Federated”). As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Fund, as applicable, “accounts”) for which the portfolio manager is responsible, on the other. For example, it is possible that the various products managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Fund or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager's compensation), and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research or “soft dollars”). Federated has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.
FIAM LLC (“FIAM”). A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.
Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FIAM or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.
A conflict of interest situation is presented when FIAM or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FIAM investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FIAM for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FIAM and its affiliates have adopted policies and procedures and maintain a compliance program designed to help manage such actual and potential conflicts of interest.
J.P. Morgan Investment Management, Inc. J.P. Morgan Investment Management, Inc. (“JPMIM”) and/or its affiliates (the “Affiliates” or “JPMorgan”) provide an array of discretionary and non-discretionary investment management services and products to institutional clients (including third-party registered investment companies (“Funds”) and individual investors. The following describes potential and actual conflicts of interest that JPMorgan can face in the operation of its investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. Additional information about potential conflicts of interest regarding JPMorgan is set forth in JPMorgan’s Form ADV. A copy of Part 1 and Part 2A of JPMorgan’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
Acting for Multiple Clients. The potential for conflicts of interest exists when portfolio managers manage a fund and other accounts with similar investment objectives and strategies as the fund (“Other Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing JPMIM’s and its Affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
In general, JPMIM faces conflicts of interest when it renders investment advisory services to several clients and, from time to time, provides dissimilar investment advice to different clients. For example, when Funds or Other Accounts engage in short sales of the same securities held by a Fund, JPMIM could be seen as harming the performance of a Fund for the benefit of the Other Accounts engaging in short sales, if the short sales cause the market value of the securities to fall. In addition, a conflict could arise when one or more Other Accounts invest in different instruments or classes of securities of the same issuer than those in which a Fund invests. In certain circumstances, Other Accounts have different investment objectives or could pursue or enforce rights with respect to a particular issuer in which a Fund has also invested and these activities could have an adverse effect on the Fund. For example, if a Fund holds debt instruments of an issuer and an Other Account holds equity securities of the same issuer, then if the issuer experiences financial or operational challenges, the Fund (which holds the debt instrument) may seek a liquidation of the issuer, whereas the Other Account (which holds the equity securities) may prefer a reorganization of the issuer. In addition, an issuer in which the Fund invests may use the proceeds of the Fund’s investment to refinance or reorganize its capital structure which could result in repayment of debt held by JPMorgan or an Other Account. If the issuer performs poorly following such refinancing or reorganization, the Fund’s results will suffer whereas the Other Account’s performance will not be affected because the Other Account no longer has an investment in the issuer. Conflicts are magnified with respect to issuers that become insolvent. It is possible that in connection with an insolvency, bankruptcy, reorganization, or similar proceeding, a Fund will be limited (by applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by JPMorgan or Other Accounts.

Positions taken by Other Accounts may also dilute or otherwise negatively affect the values, prices or investment strategies associated with positions held by a Fund. For example, this may occur when investment decisions for a Fund are based on research or other information that is also used to support portfolio decisions by JPMIM for Other Accounts following different investment strategies or by Affiliates in managing their clients’ accounts. When an Other Account or an account managed by an Affiliate implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for a Fund (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable investment results, and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged.
Investment opportunities that are appropriate for a Fund may also be appropriate for Other Accounts and there is no assurance the Fund will receive an allocation of all or a portion of those investments it wishes to pursue. JPMIM’s management of an Other Account that pays it a performance fee or a higher management fee and follows the same or similar strategy as a Fund or invests in substantially similar assets as a Fund, creates an incentive for JPMIM to favor the account paying it the potentially higher fee, e.g., in placing securities trades.
JPMIM and its Affiliates, and any of their directors, partners, officers, agents or employees, also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or an Affiliate. JPMorgan and/or an Affiliate, within their discretion, may make different investment decisions and take other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, an Affiliate or any of its employees may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or an Affiliate or its clients. JPMIM, its Affiliates and their respective directors, officers and employees face a conflict of interest as they will have income or other incentives to favor their own accounts or proprietary accounts.
Preferential Treatment. JPMIM receives more compensation with respect to certain Funds or Other Accounts than it receives with respect to a Fund, or receives compensation based in part on the performance of certain accounts. This creates a conflict of interest for JPMIM and its portfolio managers by providing an incentive to favor those accounts. Actual or potential conflicts of interest also arise when a portfolio manager has management responsibilities to more than one account or Fund, such as devotion of unequal time and attention to the management of the Funds or accounts.
Allocation and Aggregation. Potential conflicts of interest also arise with both the aggregation of trade orders and allocation of securities transactions or investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities raise a potential conflict of interest because JP Morgan has an incentive to allocate trades or investment opportunities to certain accounts or Funds. For example, JPMorgan has an incentive to cause accounts it manages to participate in an offering where such participation could increase JPMorgan’s overall allocation of securities in that offering. When JPMorgan serves as sub-adviser (or investment adviser) to an underlying Fund, as well as certain Funds-of-Funds, it faces certain potential conflicts of interest when allocating the assets of the sub-advised Funds-of-Fund among its underlying Funds. For example, JPMorgan has an incentive to allocate assets of the Fund-of-Funds to seed a new fund or to allocate to an underlying Fund that is small, pays higher fees to JPMorgan or to which JPMorgan has provided seed capital.
Overall Position Limits. Potential conflicts of interest also exist when JPMorgan maintains certain overall investment limitations on positions in securities or other financial instruments due to, among other things, investment restrictions imposed upon JPMorgan by law, regulation, contract or internal policies. These limitations have precluded and, in the future could preclude, a Fund from purchasing particular securities or financial instruments, even if the securities or financial instruments would otherwise meet the Fund’s objectives. For example, there are limits on the aggregate amount of investments by affiliated investors in certain types of securities that may not be exceeded without additional regulatory or corporate consent. There also are limits on the writing of options by a Fund that could be triggered based on the number of options written by JPMIM on behalf of other investment advisory clients. If certain aggregate ownership thresholds are reached or certain transactions are undertaken, the ability of a Fund to purchase or dispose of investments, or exercise rights or undertake business transactions, will be restricted.
The goal of JPMIM and its Affiliates is to meet its fiduciary obligation with respect to all clients. JPMIM and its Affiliates have policies and procedures that seek to manage conflicts. JPMIM and its Affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, JPMIM and its Affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders received in the same security and within a reasonable time period from a market event (e.g., a change in a security rating) are continuously aggregated on the appropriate trading desk so that new orders are aggregated with current outstanding orders, consistent with JPMIM’s duty of best execution for its clients. However, there are circumstances when it may be appropriate to execute the second order differently due to other constraints or investment objectives. Such exceptions often depend on the asset class. Examples of these exceptions, particularly in the fixed-income area, are sales to meet redemption deadlines or orders related to less liquid assets.
If aggregated trades are fully executed, accounts participating in the trade will typically be allocated their pro rata share on an average price basis. Partially filled orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. Use of average price for execution of aggregated trade orders is particularly true in the equity area. However, certain investment strategies, such as the use of derivatives, or asset classes, such as fixed-income that use individual trade executions due to the nature of the strategy or supply of the security, may not be subject to average execution price policy and would receive the actual execution price of the transaction. Additionally, some accounts may be excluded from pro rata allocations. Accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. Deviations from pro rata allocations are documented by the business. JPMorgan attempts to mitigate any potential unfairness by basing non-pro-rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM so that fair and equitable allocation will occur over time.
Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However JPMIM and its Affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM or its affiliates so that fair and equitable allocation will occur over time.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”). Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the Portfolio Managers. A Portfolio Manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the Portfolio Manager has an interest. In addition, due to differences in the investment strategies or restrictions among a Fund and a Portfolio Manager’s other accounts, the Portfolio Manager may take action with respect to another account that differs from the action taken with respect to the Portfolio. Although such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts and may appear to create additional conflicts of interest for the Portfolio Manager in the allocation of management time and resources, Loomis Sayles strives to ensure that Portfolio Managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. Furthermore, Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s investment objective, investment guidelines and restrictions, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains Trade Allocation and Aggregation Policies and Procedures to mitigate the effects of these potential conflicts as well as other types of conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises or that Loomis Sayles will treat all accounts identically. Conflicts of interest also arise to the extent a Portfolio Manager short sells a stock or otherwise takes a short position in one client account but holds that stock long in other accounts, including the Portfolio, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.
Massachusetts Financial Services Company (MFS®). MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Portfolio and other accounts, and has adopted policies and procedures reasonably designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.
The management of multiple funds and accounts (including accounts in which MFS or an affiliate has an interest) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Portfolio’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS or an affiliate has an interest). MFS’ trade allocation policies could have a detrimental effect on the Portfolio if the Portfolio's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Portfolio’s investments. Investments selected for funds or accounts other than the Portfolio may outperform investments selected for the Portfolio.
When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Portfolio.
MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its officers and/or employees, and/or its affiliates own or have an interest.
To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.
Northern Trust Investments, Inc. (“Northern Trust”). Northern Trust’s portfolio managers are often responsible for managing other account portfolios, including exchange-traded funds, separate accounts and other pooled investment vehicles, in addition to the respective fund that they manage. A fund’s manager may manage various client accounts that may have materially higher or lower fee arrangements than a fund. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. Some portfolio managers may be dual officers of one or more Northern Trust affiliates and undertake investment advisory duties for the affiliates. The portfolio managers have a responsibility to manage all client accounts in a fair and equitable manner. Northern Trust seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, Northern Trust has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Northern Trust may have a financial incentive to favor accounts with performance-based fees because there may be an opportunity to earn greater fees on such accounts compared to accounts without performance-based fees. As a result, Northern Trust may have an incentive to allocate investment opportunities and aggregate or allocate trades in favor of the account that pays a performance fee. Northern Trust may also have an incentive to recommend investments that may be riskier or more speculative than those that it would recommend under a different fee arrangement. Northern Trust may invest client accounts in affiliated investment pools. If appropriate and consistent with the client’s investment objectives and applicable law, Northern Trust may recommend to clients investment pools in which it or an affiliate provides services for a fee.
Northern Trust has an incentive to allocate investments to these types of affiliated investment pools in order to generate additional fees for Northern Trust or its affiliates. In addition, Northern Trust could direct its best investment ideas to these investment products or investment pools to the potential disadvantage of the funds.
As Northern Trust becomes aware of additional potential or actual conflicts of interest, they will be reviewed on case-by-case basis.

Northern Trust manages its client accounts consistent with applicable law and follows its own policies and procedures that are reasonably designed to treat clients fairly and to prevent any client or group of clients from being systematically favored or disadvantaged. Northern Trust provides advice and makes investment decisions for client accounts that it believes are consistent with each client’s stated investment objectives and guidelines. Advice given to clients or investment decisions made for clients may differ from, or may conflict with, advice given or investment decisions made for clients of an Northern Trust affiliate. Conflicts may also arise because portfolio decisions regarding the Trust may benefit Northern Trust or its affiliates or another account or fund managed by Northern Trust or its affiliates. Actions taken with respect to Northern Trust’s and its affiliates’ other funds or accounts managed by them may adversely impact the funds, and actions taken by the funds may benefit Northern Trust or its affiliates or their other funds or accounts. Northern Trust may also invest in the same securities that it or its affiliates recommend to clients. When Northern Trust or an affiliate currently holds for its own benefit the same securities as a client, it could be viewed as having a potential conflict of interest. Generally, Northern Trust will not, as principal for its own account, buy securities from or sell securities to any client. It is possible that an affiliate, will, as principal, purchase securities from or sell securities to its clients.
From time to time, securities to be sold on behalf of a client may be suitable for purchase by another client. In such instances, if Northern Trust determines in good faith that the transaction is in the best interest of each client, it may arrange for the securities to be crossed between client accounts at an independently determined fair market value and in compliance with the 1940 Act, if applicable. Cross-trades present conflicts of interest, as there may be an incentive for Northern Trust to favor one client to the disadvantage of another. Cross-trades are only effected as permitted under applicable law and regulation and consistent with the client’s guidelines, with any restrictions. Northern Trust does not receive fees or commissions for these transactions. Northern Trust and the Trust have adopted policies on cross-trades that may be effected between the funds and another client account. Northern Trust conducts periodic reviews of trades for consistency with these policies.
Northern Trust has established certain policies and procedures designed to address conflicts of interest that may arise between its employees and clients as well as between clients and Northern Trust or its affiliates. Northern Trust’s employees must act in the best interests of its clients and generally do not have knowledge of proprietary trading positions or certain other operations of affiliates.
Receipt of research from brokers who execute client transactions involve conflicts of interest. To the extent that Northern Trust uses commissions to obtain research services for Northern Trust or TNTC, Northern Trust or TNTC will receive a benefit as it will not have to pay for the research, products or services itself. Northern Trust may, therefore, have an incentive to select or recommend a broker-dealer based on its interest in receiving research rather than in obtaining the lowest commission rate on the transaction. Northern Trust or TNTC may also obtain research services from brokerage commissions incurred by client accounts that may not directly benefit such client accounts. Similarly, clients may benefit from research even if trades placed on their behalf did not contribute to the compensation of the broker dealer providing such research. Northern Trust and TNTC do not seek to allocate research services to client accounts proportionately to the commissions that the client accounts generate. Also, Northern Trust and TNTC may receive products and services that are mixed use. In these cases, Northern Trust or TNTC will use commissions to pay only for the eligible portion of the product or service that assists Northern Trust or TNTC in the investment decision-making process. Any ineligible portion of the product will be paid directly by Northern Trust or TNTC. Northern Trust or TNTC makes a good faith effort to reasonably allocate such items and keeps records of such allocations although clients should be aware of the potential conflicts of interest.
Pacific Investment Management Company LLC (“PIMCO”). From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Portfolio, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Portfolios, track the same index a Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios. The other accounts might also have different investment objectives or strategies than the Portfolios. Investors should be aware that investments made by a Portfolio and the results achieved by a Portfolio at any given time are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to a Portfolio. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different strategy or portfolio management team when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Portfolios or to accounts in which a Portfolio invests.  In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies, purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the investing account and/or PIMCO but detrimental to the underlying account.  Such conflicts of interest could similarly in theory give rise to incentives for PIMCO to, among other things, vote proxies or purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the underlying account and/or PIMCO and that may or may not be detrimental to the investing account. For example, even if there is a fee waiver or reimbursement in place relating to a Portfolio’s investment in an underlying account, or relating to an investing account’s investment in a Portfolio, this will not necessarily eliminate all conflicts of interest, as PIMCO could nevertheless have a financial incentive to favor investments in PIMCO-affiliated funds and managers (for example, to increase the assets under management of PIMCO or a fund, product or line of business, or otherwise provide support to, certain funds, products or lines of business), which could also impact the manner in which certain transaction fees are set. Conversely, PIMCO’s duties to the Portfolios, as well as regulatory or other limitations applicable to the Portfolios, may affect the courses of action available to PIMCO-advised accounts (including certain Portfolios) that invest in the Portfolios in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. To the extent portfolio managers of a Portfolio or other PIMCO-sponsored account acting as investing account come into possession of MNPI regarding a Portfolio that is a current or potential underlying account in connection with their official duties (including potentially serving as portfolio manager of one or more such underlying accounts), portfolio managers of the Portfolio (or other PIMCO-sponsored account) acting as investing account may not base trading decisions for such investing accounts on MNPI relating to any Portfolio acting as underlying account.
Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Portfolios or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Portfolios or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Portfolios or other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”). In addition, because certain Clients are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.
Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of a Portfolio. Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of a Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.
Cross Trades . A potential conflict of interest may arise in instances where the Portfolio buys an instrument from a Client or sells an instrument to a Client (each, a “cross trade”). Such conflicts of interest may arise, among other reasons, as a result of PIMCO representing the interests of both buying party and the selling party in the cross trade or because the price at which the instrument is bought or sold through a cross trade may not be as favorable as the price that might have been obtained had the trade been executed in the open market. PIMCO effects cross trades when appropriate pursuant to procedures adopted under applicable rules and SEC guidance. Among other things, such procedures require that the cross trade is consistent with the respective investment policies and investment restrictions of both parties and is in the best interests of both the buying and selling accounts.
Selection of Service Providers . PIMCO, its affiliates and its employees may have relationships with service providers that recommend, or engage in transactions with or for, a Portfolio, and these relationships may influence PIMCO’s selection of these service providers for a Portfolio. Additionally, as a result of these relationships, service providers may have conflicts that create incentives for them to promote the Portfolio over other funds or financial products. In such circumstances, there is a conflict of interest between PIMCO and a Portfolio if the Portfolios determine not to engage or continue to engage these service providers.

Investment Opportunities . A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, but may not be available in sufficient quantities for all accounts to participate fully. In addition, regulatory issues applicable to PIMCO or one or more Portfolios or other accounts may result in certain Portfolios not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and investment styles fairly and equitably, taking into consideration relevant factors including, among others, applicable investment restrictions and guidelines, including regulatory restrictions; Client account-specific investment objectives, restrictions and other Client instructions, as applicable; risk tolerances; amounts of available cash; the need to rebalance a Client account’s portfolio (e.g., due to investor contributions and redemptions); whether the allocation would result in a Client account receiving a trivial amount or an amount below the established minimum quantity; regulatory requirements; the origin of the investment; the bases for an issuer’s allocation to PIMCO; and other Client account-specific factors. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category. PIMCO seeks to allocate fixed income investments to Client accounts with the general purpose of maintaining consistent concentrations across similar accounts and achieving, as nearly as possible, portfolio characteristic parity among such accounts. Client accounts furthest from achieving portfolio characteristic parity typically receive priority in allocations. With respect to an order to buy or sell an equity security in the secondary market, PIMCO seeks to allocate the order across Client accounts with similar investment guidelines and investment styles fairly and equitably over time, taking into consideration the relevant factors discussed above.
Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Further, the respective risk tolerances of different types of Clients may change over time as market conditions change. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. PIMCO may also take into account the bases for an issuer’s allocation to PIMCO, for example, by giving priority allocations to Client accounts holding existing positions in the issuer’s debt if the issuer’s allocation to PIMCO is based on such holdings. PIMCO also may determine not to allocate to or purchase or sell for certain Clients all investments for which all Clients may be eligible. Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including a Portfolio, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.
From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.
When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.
Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.
In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.
Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.
PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.
In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.
Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.
From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients). Moreover, restrictions imposed by or through third-party automated trading platforms could affect a Client’s ability to transact through, or the quality of execution achieved through, such platforms.
PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.
PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.
The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in the Portfolios) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. Clients (and investors in the Portfolios) should also be aware that a Portfolio may experience losses associated with decisions or actions directly or indirectly attributable to PIMCO, and PIMCO may determine whether compensation to the Portfolio for such losses is appropriate in view of its standard of care. PIMCO will attempt to resolve such matters fairly subject to applicable PIMCO policies and procedures, and applicable laws, but even so, such matters may not be resolved in favor of Clients’ (and Portfolio investors’) interests and may in fact be resolved in a manner adverse to their interests. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.
Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory or internal restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations or internal Allianz policies applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).
Certain service providers to the Portfolios are expected to be owned by or otherwise related to or affiliated with a Client, and in certain cases, such service providers are expected to be, or are owned by, employed by, or otherwise related to, PIMCO, Allianz SE, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide certain services to the Funds, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular fund and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when selecting or recommending service providers for the Portfolios. Fees paid to an unaffiliated service provider will be determined in PIMCO’s commercially reasonable discretion, taking into account the relevant facts and circumstances, and consistent with PIMCO’s responsibilities. Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures (which may be modified or terminated at any time in PIMCO’s sole discretion) will be successful.
Performance Fees . A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolios and such other accounts on a fair and equitable basis over time.
PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client’s best interest. For more information regarding PIMCO’s actual or potential conflicts of interest, please refer to Item 10 and Item 11 in PIMCO’s Form ADV, Part 2A.
Putnam Investment Management, LLC (“Putnam”). Like other investment professionals with multiple clients, the fund’s Portfolio Manager(s) may face certain potential conflicts of interest in connection with managing both the Portfolio and the other accounts listed under “PORTFOLIO MANAGER(S)–Other accounts managed” at the same time. The paragraphs below describe some of these potential conflicts, which the Investment Manager believes are faced by investment professionals at most major financial firms. As described below, the Investment Manager and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.
The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:
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The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
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The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.
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The trading of other accounts could be used to benefit higher-fee accounts (front-running).
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The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.
Putnam attempts to address these potential conflicts of interest relating to higher fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam’s policies:
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Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts. All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).
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All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).
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Front running is strictly prohibited.
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Except as provided in Part I of this SAI, the fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.
As part of these policies, the Investment Manager has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.
Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Investment Manager’s investment professionals do not have the opportunity to invest in client accounts, other than

Putnam funds. However, in the ordinary course of business, the Investment Manager or related persons may from time to time establish “pilot” or “incubator” accounts for the purpose of testing proposed investment strategies and products before offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by the Investment Manager or an affiliate. The Investment Manager or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of pilot accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. The Investment Manager’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in the Investment Manager’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).
A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, the Investment Manager’s trading desk may, to the extent permitted by applicable laws and regulations and where practicable, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. The Investment Manager’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in the Investment Manager’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. However, accounts advised or sub advised by Franklin Templeton Investment Management Limited (“FTIML”) will only place trades at an execution-only commission rate, whereas other Putnam accounts may pay an additional amount for research and other products and services (a “bundled” or “full service” rate). The Investment Manager may aggregate trades in FTIML accounts with other Putnam accounts that pay a bundled rate as long as all participating accounts pay the same execution rate. To the extent that non- FTIML accounts pay a bundled rate, the FTIML and other the Investment Manager accounts would not be paying the same total commission rate. Certain other exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of the Investment Manager’s trade oversight procedures in an attempt to ensure fairness over time across accounts.
“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. The Investment Manager and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.
Another potential conflict of interest may arise based on the different goals and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different goals, policies or restrictions than the fund. Depending on goals or other factors, the Portfolio Manager(s) may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, the Investment Manager has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.
Under federal securities laws, a short sale of a security by another client of the Investment Manager or its affiliates (other than another registered investment company) within five business days prior to a public offering of the same securities (the timing of which is generally not known to Putnam in advance) may prohibit the fund from participating in the public offering, which could cause the fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.
The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.
T. Rowe Price Associates, Inc. (“T. Rowe Price”). Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, exchange-traded funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and common trust funds. T. Rowe Price also provides non-discretionary advice to institutional investors in the form of delivery of model portfolios. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that they believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio.
T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. The portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.
T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on funds, including the T. Rowe Price funds. T. Rowe Price acts as subadvisor to two mutual funds offered by Morningstar. T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates. T. Rowe Price funds may generally not purchase shares of stock issued by T. Rowe Price Group, Inc. However, a T. Rowe Price Index Fund is permitted to make such purchases to the extent T. Rowe Price Group, Inc. is represented in the benchmark index the fund is designed to track.
Additional potential conflicts may be inherent in our use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interests. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities or other features that could be in conflict with one another. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests.
In some cases, T. Rowe Price or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for T. Rowe Price or its affiliates, or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, T. Rowe Price or its affiliates may take actions in order to mitigate legal risks to T. Rowe Price or its affiliates, even if disadvantageous to a client.
Conflicts such as those described above may also occur between clients on the one hand, and T. Rowe Price or its affiliates, on the other. These conflicts will not always be resolved in the favor of the client. In addition, conflicts may exist between different clients of T. Rowe Price or its affiliates. T. Rowe Price and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, T. Rowe Price or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect T. Rowe Price or its affiliates’ clients. In addition, certain regulatory restrictions may prohibit clients of T. Rowe Price or its affiliates from investing in certain companies because of the applicability of certain laws and regulations to T. Rowe Price, its affiliates, or the T. Rowe Price funds. T. Rowe Price or its affiliates’ willingness to negotiate terms or take actions with respect to an investment for its clients may be directly or indirectly, constrained or impacted to the extent that an affiliate or the T. Rowe Price funds and/or their respective directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investments.
Investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an issuer’s capital structure and take appropriate measures to ensure that the interests of all clients are fairly represented.
T. Rowe Price Investment Management, Inc. (“TRPIM”). Portfolio managers at TRPIM and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, exchange-traded funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and common trust funds. T. Rowe Price also provides non-discretionary advice to institutional investors in the form of delivery of model portfolios. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that they believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. TRPIM and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts. The portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.
TRPIM funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on funds, including the TRPIM funds. TRPIM and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of TRPIM or its affiliates. The T. Rowe Price funds may generally not purchase shares of stock issued by T. Rowe Price Group, Inc. However, a T. Rowe Price Index Fund is permitted to make such purchases to the extent T. Rowe Price Group, Inc. is represented in the benchmark index the fund is designed to track.
Additional potential conflicts may be inherent in our use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interests. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities or other features that could be in conflict with one another. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests.
In some cases, T. Rowe Price or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for T. Rowe Price or its affiliates, or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, T. Rowe Price or its affiliates may take actions in order to mitigate legal risks to T. Rowe Price or its affiliates, even if disadvantageous to a client.
Conflicts such as those described above may also occur between clients on the one hand, and T. Rowe Price or its affiliates, on the other. These conflicts will not always be resolved in the favor of the client. In addition, conflicts may exist between different clients of T. Rowe Price or its affiliates. T. Rowe Price and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, T. Rowe Price or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect T. Rowe Price or its affiliates’ clients. In addition, certain regulatory restrictions may prohibit clients of T. Rowe Price or its affiliates from investing in certain companies because of the applicability of certain laws and regulations to T. Rowe Price, its affiliates, or the T. Rowe Price funds. T. Rowe Price or its affiliates’ willingness to negotiate terms or take actions with respect to an investment for its clients may be directly or indirectly, constrained or impacted to the extent that an affiliate or the T. Rowe Price funds and/or their respective directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investments.
Investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an issuer’s capital structure and take appropriate measures to ensure that the interests of all clients are fairly represented.
Wellington Management Company LLP (“Wellington Management”). Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Portfolio Managers”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.
The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Messrs. Siegle, White, and Ms. Pryshlak also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Portfolio Manager Securities Ownership
All of the outstanding shares of each Portfolio are owned either directly or indirectly by Northwestern Mutual. Northwestern Mutual holds these shares for or through its Separate Accounts and, at times, may hold shares for or through its General Account. Because the Portfolios serve as underlying investment vehicles for Northwestern Mutual’s variable annuity and life contracts, interests in the Portfolios may only be acquired through ownership of one or more of those products. As of December 31, 2025, Garrett D. Aird owned variable annuity or life contracts with investment in the Active/Passive Very Aggressive Portfolio in the range of $10,001–$50,000. No other portfolio manager of the Fund owned any Northwestern Mutual variable annuity or variable life contracts with investments in the Portfolio(s) they manage.

APPENDIX E – Legal Proceedings
[Reserved]

APPENDIX F – Proxy Voting Policies and Procedures
MASON STREET ADVISORS, LLC
PROXY VOTING POLICIES AND PROCEDURES
Applicability: MSA	Effective Date: February 11, 2025
Regulatory Authority: Rule 206(4)-6 – Investment Advisers Act of 1940, as amended	Owner: Proxy Committee Chair
Compliance Contact: EC-INVCOMPLIANCE@northwesternmutual.com
It is the policy of Mason Street Advisors, LLC (“MSA”) to monitor corporate events and to cast proxy votes in a manner consistent with the best interests of its advisory clients and in so doing not to subrogate any particular client’s interests to its own. These Proxy Voting Policies and Procedures will be used by MSA for portfolios it manages directly (each, a “Direct-Advised Portfolio”), and the portfolios managed by third-party investment advisers (each, a “Sub-Advised Portfolio”) to:
(i)
Vote proxies on behalf of those Direct-Advised Portfolios for which MSA has day-to-day portfolio management responsibilities.
(ii)
Fulfill its oversight responsibilities with respect to the proxy voting of the sub-advisers appointed to provide day-to-day investment management services for the Sub-Advised Portfolios.
The procedures outlined below (the “Procedures”) are designed to enable MSA to fulfill its proxy voting and related oversight responsibilities. MSA has also established a Proxy Voting and Corporate Action Committee (the “Committee”) to assist MSA in fulfilling its proxy voting and related oversight responsibilities.
Proxy Voting and Corporate Action Committee
The Committee is responsible for developing and maintaining MSA’s Proxy Voting Policies and Procedures and overseeing their implementation. The Committee shall periodically review, and may amend or otherwise modify, these Proxy Voting Policies and Procedures as provided in the Committee’s Charter. The Committee is also responsible for overseeing MSA’s proxy voting and corporate action election practices with respect to the Direct-Advised Portfolios, and the proxy voting activities and corporate action election processes of sub-advisers with respect to the Sub-Advised Portfolios; and reviewing such other matters in relation to proxy voting and corporate action activities provided by MSA and any sub-adviser, as MSA or the Committee deems appropriate.
Proxy Voting Guidelines
MSA obtains analyses and recommendations as to how to vote on proxy issues from Institutional Shareholder Services Inc. (“ISS”), a third-party proxy voting research service. MSA utilizes ISS’ U.S. Proxy Voting Guidelines (the “Voting Guidelines”) to vote proxies on behalf of those Direct-Advised Portfolios for which MSA has day-to-day portfolio management responsibilities.
MSA will generally vote proxies consistent with the Voting Guidelines. However, the Voting Guidelines do not provide an exhaustive list of all potential voting issues that may arise with respect to any holding. In circumstances where the Voting Guidelines do not offer guidance, decisions on proxy voting will be made in accordance with the Procedures. In addition, while the Voting Guidelines are to be followed as a general policy, MSA portfolio managers may determine that a vote contrary to the Voting Guidelines is in the best interests of the Direct-Advised Portfolios after considering all relevant facts and circumstances. Such contrary votes shall be made in accordance with these Procedures.
MSA currently expects that its proxy voting decisions for the Direct-Advised Portfolios will be primarily limited to holdings in other mutual funds and exchange-traded funds (“ETFs”) because the Direct-Advised Portfolios operate primarily as affiliated fund of funds by investing in one or more of the Sub-Advised Portfolios, and because MSA employs mirror voting for the Direct-Advised Portfolios when casting proxy votes on proposals related to the Sub-Advised Portfolios. As a result, MSA expects that it will generally vote proxies for the Direct-Advised Portfolios utilizing the Voting Guidelines applicable to proxy proposals common to mutual funds and ETFs.
The Committee periodically reviews those portions of the Voting Guidelines that apply to the types of proxies voted by MSA. This review typically occurs annually after ISS’ publication of updated Voting Guidelines in connection with ISS’ annual policy review and update process.
Proxy Voting Procedures
A.
Administration & Oversight
Direct-Advised Portfolios. The Committee is responsible for administering the proxy voting process for the Direct-Advised Portfolios. MSA has engaged ISS to assist in the voting of proxies, including access to its proxy exchange, notification of upcoming and pending proxy solicitations, research and voting recommendations, executing voting instructions with custodians, and maintaining records (including proxy statements and voting instructions) which must be provided promptly to MSA upon request.
The Direct-Advised Portfolios’ holdings are sent to ISS daily. ISS identifies any shareholder meeting notices that are available for the holdings and reviews the related proxy materials against the Voting
Guidelines. Following this review, ISS generates a voting recommendation on each proposal in accordance with its application of the Guidelines, which MSA considers in making its independent proxy voting decision. To assist MSA in its voting decision, ISS makes available the proxy statement for a particular solicitation and a comprehensive research report on the proxy proposal and the associated voting items which sets forth its analysis and conclusions along with its voting recommendation. ISS provides reports to MSA that summarize all upcoming proxy votes.
Sub-Advised Portfolios. For Sub-Advised portfolios, proxies may be voted by and in accordance with the proxy voting policies and procedures of the applicable Sub-Adviser, as approved by the respective board of directors of MSA’s registered investment company clients. The Committee oversees the proxy processes of Sub-Advisers by periodically reviewing the proxy policies and procedures of the Sub-Advisers, and any amendments, to (i) assess whether they are reasonably designed to provide that proxy voting will be in the best interests of the funds for which MSA acts as investment advisor, (ii) assess the Sub-Adviser’s use of proxy advisory firms (if any) and the Sub-Adviser’s process for adequately overseeing such firms, and (iii) assess the Sub-Adviser’s process for identifying and resolving potential conflicts of interest in the proxy voting process. The Committee will also consider periodic reports provided by Northwestern Mutual’s Managed Investments and Fund Compliance Department (“Compliance”) in connection with periodic compliance reports provided by Sub-Advisers. The Committee may consider such other information that the Committee determines appropriate to fulfill its oversight responsibilities with respect to Sub-Advisers. Periodic on-site, video conference and/or written inquiry due diligence reviews may be conducted as deemed appropriate by the Committee.
B.
Voting Determinations
Votes in Accordance with Voting Guideline-Based Recommendations. MSA’s portfolio managers are responsible for determining the voting decisions on securities held in the Direct-Advised Portfolios. Generally, portfolio managers will vote proxies in accordance with ISS’s recommendations. As such, ISS is instructed to vote all proxy proposals in accordance with its recommendations unless MSA provides notification that it intends to vote contrary.
Votes Contrary to Voting Guideline-Based Recommendations. MSA’s portfolio managers shall review proxy proposals relating to investments made by the Direct-Advised Portfolios to identify circumstances where they believe the best interest of one or more of the Direct-Advised Portfolios may warrant a vote contrary to ISS’s recommendation. If an MSA portfolio manager determines to vote contrary to ISS’s recommendation, then the portfolio manager shall notify ISS of the contrary vote. A summary of votes made contrary to the Voting Guidelines shall be reviewed by the Committee at its next regularly scheduled meeting. MSA’s portfolio managers will report to the Committee regarding the rationale supporting contrary votes.
Voting in Absence of ISS Recommendation. In instances where no recommendation is provided by ISS and/or the subject of the proxy vote is not addressed in the Voting Guidelines, MSA’s portfolio managers shall determine the proxy vote in a manner consistent with these Procedures, giving appropriate consideration to all relevant facts and circumstances, and the best interests of the Direct-Advised Portfolios.
Voting for Multiple Accounts. It may be possible that the same security is held by multiple Direct-Advised Portfolios. If proxy votes are cast differently between the Direct-Advised Portfolios, the rationale shall be reported to the Committee at its next regularly scheduled meeting.
C.
Conflicts of Interest
Identification of Conflicts of Interest. From time to time, MSA or its portfolio managers may have a conflict of interest in making proxy voting determinations for the Direct-Advised Portfolios. Examples of potential conflicts of interest include:
➢
Business Relationships. A potential conflict may arise in connection with a proxy voting proposal relating to a company (or its affiliated persons) with whom MSA, or an affiliate, has a material business relationship. In such case, the failure to vote in a manner favorable to the company could harm MSA’s relationship with the company. For example, a potential conflict may occur in an instance involving a proxy proposal relating to a director of MSA or Northwestern Mutual1, who also serves as a director of a public company or a member of the company’s management.
➢
Personal or Familial Relationships. A potential conflict may arise in connection with a proxy voting proposal relating to a company (or its affiliated persons) with whom MSA, an officer, director or employee of MSA, or an affiliate of MSA may have a personal or familial relationship. For example, a potential conflict may occur in an instance involving a proxy proposal relating to a spouse, relative or friend who serves as a director of a public company or a member of the company’s management.
In order to assist with managing such conflicts, Compliance shall prepare and maintain a Potential Conflicts Watch List (the “List”), with the assistance of Northwestern Mutual’s Law Department (“Law”) and MSA, which shall seek on a best-efforts basis to include the names of public issuers that have been identified and determined to potentially pose a conflict of interest with respect to MSA’s proxy voting activities. With respect to Personal or Familial Relationships, MSA personnel have an ongoing responsibility to report and update, as necessary, their personal and familial relationships that may pose a conflict of interest. The List shall be periodically reviewed and updated by Compliance (with the assistance of Law and MSA), as necessary.
Resolving Conflicts of Interest. The MSA portfolio manager(s) or investment personnel of MSA involved in making proxy determinations for the Direct-Advised Portfolios have primary responsibility for identifying potential conflicts of interest that may be presented in connection with the review of a particular proxy proposal, and shall provide full, fair and timely disclosure of such conflicts to the Chief Compliance Officer of MSA (the “CCO”) and obtain his/her informed consent before submitting a voting instruction on such proxy proposal. For purposes of identifying conflicts of interest under these procedures, MSA investment personnel will rely upon the objective facts available to them about an issuer and its voting matters from reliable sources. The appearance of the issuer (or its affiliate) on the List shall be deemed to create a potential conflict of interest requiring disclosure to the CCO.
If a potential conflict of interest is identified and reported to the CCO, the following Procedures shall be followed on a case-by-case basis as determined to be most appropriate in light of the totality of the circumstances:
○
If the potential conflict of interest involves a Personal or Familial Relationship of the MSA portfolio manager charged with voting the proxy proposal, then the portfolio manager shall recuse himself/herself from the voting decision and the adviser CCO shall direct the proxy be voted by a different MSA portfolio manager (or other investment personnel) for whom no conflict of interest exists.
○
○
If the potential conflict involves a Business Relationship, then the following Procedures shall generally be followed:
•
If the portfolio manager’s vote recommendation is consistent with the recommendation of ISS, then the CCO may determine that the conflict is adequately addressed by following the recommendation of ISS, which is developed through application of the Voting Guidelines which are pre-determined.

1 Northwestern Mutual is MSA’s parent company.

•
If the portfolio manager’s vote recommendation is inconsistent with the recommendation of ISS (or if the proposal is not covered by the Voting Guidelines and/or no ISS recommendation is available), then the CCO may take such other steps deemed necessary to reasonably address the conflict, including but not limited to (i) directing the Committee to determine the vote, (ii) following the recommendation of ISS (if any), (iii) disclosing the existence and nature of the conflict to the respective board of directors of the Direct-Advised Portfolios that own the shares and seek direction on how to vote the proxies, or (iv) engaging another third party fiduciary to assist in determining the vote (e.g., the Law Department and/or outside counsel).
•
If the CCO determines to address a material conflict of interest by directing the Committee to review and determine the vote, then the Committee shall consider (i) the portfolio manager’s written recommendation and rationale, and any other contact that the portfolio manager has had with persons outside of MSA regarding voting on the proxy proposal (as reported by the portfolio manager), (ii) ISS’s written recommendation and supporting materials (if any), (iii) the applicable proxy statement and other issuer solicitation materials, and (iv) any other relevant information provided by the portfolio manager. If the respective board of directors of the Direct-Advised Portfolios that own the shares or other third-party fiduciary is engaged to assist in determining the vote, then such party(ies) shall be provided with the foregoing materials.
•
If the Committee is engaged to determine the vote, then the Committee shall consider the foregoing materials and all other relevant facts and circumstances to determine the vote. The Committee shall document its voting rationale and retain such documentation together with the supporting materials considered with the books and records of the Committee.
Mirror & Pass-Through Voting. MSA will employ “mirror voting” or “pass-through voting” when casting proxies for the Direct-Advised Portfolios in the following circumstances:
1.
To avoid a potential conflict of interest when casting proxy votes for the Direct-Advised Portfolios with respect to shares held by the Direct-Advised Portfolios of one or more of affiliated Sub-Advised Portfolios (i.e., part of the “same group of investment companies” under Rule 12d1-4) (an “underlying portfolio”), MSA will employ mirror voting. Mirror voting means that MSA will vote the shares of the underlying portfolio in the same proportion as the voting instructions received by the underlying portfolio from its other shareholders.
2.
With respect to the Direct-Advised Portfolios’ investment in mutual funds and ETFs that are not underlying portfolios, MSA will employ mirror voting or pass-through voting, as required, in accordance with any voting restrictions applicable to the respective Direct-Advised Portfolio2.
D.
Decisions to Not Vote
MSA will attempt to process every proxy vote it receives. However, there are situations in which MSA may not vote proxies if the costs, resources or resulting restrictions required to vote such proxies outweigh the expected benefit to the Direct-Advised Portfolio of casting such a vote.
From time to time, securities to which voting rights attach on record date may be sold after record date but prior to the time votes are required to be cast. In these circumstances, it is MSA’s policy to vote such proxies.
Although MSA and ISS seek to obtain all proxy materials on a timely basis, there may also be instances where MSA may not be given enough time to process a proxy vote. For example, MSA, through no fault of its own, may receive a meeting notice too late or may be unable to obtain a timely translation. In these circumstances, MSA may fail to vote the applicable proxies.

2 For example, see Section III.E. of the Northwestern Mutual Series Fund, Inc.’s Rule 12d1-4 Policies and Procedures.

E.
Time Phase Voting
In connection with voting proxies for certain securities, MSA may be entitled to employ time phase voting, a corporate law concept that allows longer-term shareholders to vote more than their current shares of record. It is MSA’s policy to employ time phase voting for those securities where, in accordance with MSA’s normal record retention schedule, records necessary to determine a client’s historical security positions are available.
F.
Oversight of Proxy Advisory Firms
With respect to proxy advisory firms engaged by MSA, the Committee will oversee the proxy services provided by such firms. When determining whether to engage or continue to engage a proxy advisory firm, the Committee reviews the policies and considerations applied by the proxy advisory firm in voting proxies. The Committee shall periodically conduct due diligence of any proxy advisory firm that provides services to MSA to assess, among other things: (i) the nature, extent and services provided by the firm; (ii) the capacity and competency to provide such services; (iii) the proxy advisory firm’s policies and procedures for addressing conflicts of interest with respect to its proxy voting recommendations; and (iv) the extent to which the occurrence of factual errors, incompleteness with respect to data or reporting information, or methodological weakness in the proxy advisory firm’s analysis (that the Committee becomes aware of and deems credible and relevant to its voting determinations) materially affected the proxy advisory firm’s research or recommendations that MSA utilized in discharging its proxy voting responsibilities. MSA will request that the proxy advisory firm update MSA on an ongoing basis regarding any business changes relevant to the proxy advisory firm’s competence to provide voting services (including but not limited to the formulation of recommendations), any conflicts of interest that may arise with respect to the firm’s recommendations, and any material operational or compliance issues.
G.
Miscellaneous
1. Reconciliation and Oversight
In accordance with its general oversight responsibilities, MSA will periodically reconcile the number of shares voted to actual shares held on record date.
2. Recordkeeping
MSA shall retain or cause ISS to retain proxy statements received regarding the Direct-Advised Portfolios, records of votes cast on behalf of the Direct-Advised Portfolios, records of Fund-level requests for proxy voting information, records relating to reconciliations performed and all documents prepared by MSA regarding votes cast in contradiction of the Voting Guidelines. In addition, any document prepared by MSA that is material to a proxy voting decision such as these Procedures or the Voting Guidelines, Committee materials and other internal research relating to voting decisions will be retained. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by ISS and are available to clients on request. All proxy voting materials and supporting documentation are retained for a minimum of five years from the end of the fiscal year during which the last entry was made.
•
3. Disclosure Policy
MSA will generally not disclose its voting intentions to any party other than to the respective boards of directors of its registered investment company clients, ISS, custodians and similar service providers.
Except to the extent required by applicable law or otherwise approved by the CCO, MSA will not disclose to third parties including, but not limited to, proxy solicitors, non-clients, and the media, MSA’s actual proxy votes (until voting results are made public) or MSA’s voting intentions (except electronically to regulatory agencies). However, from time to time, MSA may discuss matters related to an upcoming proxy vote with the issuer of the securities subject to the vote or its agent(s). In such cases, MSA may disclose its voting intentions when it determines that such disclosure is appropriate and in the best interest of the applicable Direct-Advised Portfolio.
4. Fixed Income and Non-Voting Securities

To the extent applicable, these Procedures will also be used by MSA for exercising voting rights which may arise in limited circumstances upon conversion of, or in connection with certain other situations with respect to, fixed income or other securities which do not ordinarily carry voting rights (for example, units comprised of equity and debt that are issued by certain foreign REITs). As is the case with equity securities, MSA’s portfolio managers are responsible for voting decisions on fixed income or other non-equity securities held in the Direct-Advised Portfolios they manage. However, because no recommendations are generated by ISS, in the limited circumstances described above, MSA portfolio managers shall determine the proxy vote in a manner consistent with these Procedures, giving appropriate consideration to all relevant facts and circumstances, and the best interests of the applicable Direct-Advised Portfolio. A summary of such votes will be reviewed by the Committee at its next regularly scheduled meeting. In the event the portfolio manager or other MSA officer, director or employee identifies a conflict of interest relating to a particular proposal, the Procedures in Section C, above, shall be followed.
5. Corporate Actions
The procedural requirements contained in these Proxy Voting Policies and Procedures shall not apply in the case of ordinary course requests for amendments, consent solicitations or directions with respect to the exercise of remedies for equity, fixed income or other traditionally non-voting securities (so called “corporate actions”). However, it is the policy of MSA to process corporate actions in a manner consistent with the best interests of the applicable client and in so doing not to subrogate the client’s interests to its own. Northwestern Mutual’s Treasury, Risk, Investment Operations, Analytics and Data (TRIAD) personnel (as service providers to MSA) are responsible for processing corporate actions, as well as for coordinating with the clients’ custodians to ensure that all voting materials received by the custodians relating to the clients’ portfolios from issuers, trustees or other third parties are processed in a timely fashion and delivered to the applicable portfolio managers, and for maintaining voting records.
* * * * * * *

Aberdeen Investments U.S. Registered Advisers (the “Advisers”)
Proxy Voting Guidelines
Effective as of March 2025
Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires the Advisers to vote proxies in a manner consistent with clients’ best interest and must not place its interests above those of its clients when doing so. It requires the Advisers to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the Advisers vote proxies in the best interest of the clients, and (ii) to disclose to the clients how they may obtain information on how the Advisers voted proxies. In addition, Rule 204-2 requires the Advisers to keep records of proxy voting and client requests for information. As of August 31, of each year, investment managers that are required to file reports under Section 13(f) are required to report their proxy voting records on Form N-PX for the twelve-month period ended June 30, with respect to certain shareholder advisory votes on executive compensation (those required by Section 14A of the Exchange Act). As registered investment advisers, the Advisers have an obligation to vote proxies with respect to securities held in its client portfolios in the best interests of the clients for which it has proxy voting authority.
The Advisers are committed to exercising responsible ownership with a conviction that companies adopting best practices in corporate governance will be more successful in their core activities and deliver enhanced returns to shareholders.
The Advisers have adopted a proxy voting policy. The proxy voting policy is designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients.
Resolutions are analysed by a member of our regional investment teams or our Active Ownership Team and votes instructed following consideration of our policies, our views of the company and our investment insights. To enhance our analysis, we will often engage with a company prior to voting to understand additional context and explanations, particularly where there is a deviation from what we believe to be best practice.
Where contentious issues arise in relation to motions put before a shareholders’ meeting, Advisers will usually contact the management of the company to exchange views and give management the opportunity to articulate its position. The long-term nature of the relationships that we develop with investee company boards should enable us to deal with any concerns that we may have over strategy, the management of risk or governance practices directly with the chairman or senior independent director. In circumstances where this approach is unsuccessful, Advisers are prepared to escalate their intervention by expressing their concerns through the company’s advisers, through interaction with other shareholders or attending and speaking at General Meetings.
In managing third party money on behalf of clients, there are a limited number of situations where potential conflicts of interest could arise in the context of proxy voting. One case is where funds are invested in companies that are either clients or related parties of clients. Another case is where one fund managed by Aberdeen Investments invests in other funds managed by Aberdeen Investments.
For cases involving potential conflicts of interest, Advisers have implemented procedures to ensure the appropriate handling of proxy voting decisions. The guiding principle of the Advisers’ conflicts of interest policy is simple – to exercise our right to vote in the best interests of the clients on whose behalf we are managing funds.
We employ ISS as a service provider to facilitate electronic voting. We require ISS to provide recommendations based on our own set of parameters to tailor Aberdeen’s assessment and approach but remain conscious that all voting decisions, where we have been given voting authority, are our own on behalf of our clients. We consider ISS’s recommendations and those based on our custom parameters as input to our voting decisions. We make use of the ISS standard research and recommendations and those based on our own custom policy as input to our voting decisions. Where our analysts make a voting decision that is different from the recommendations based on our custom policy they will provide a rationale for such decisions which will be made upon request.
In order to make proxy voting decisions, an Aberdeen Investments analyst will assess the resolutions at general meetings of companies held in our active investment portfolios. This analysis will be based on our knowledge of the company, but will also make use of the custom and standard recommendations provided by ISS as described above. The product of this analysis will be a final voting decision instructed through ISS and applied to all funds for which

Aberdeen have been appointed to vote. For funds managed by a sub-adviser, we may delegate to the sub-adviser the authority to vote proxies; however, the sub-adviser will be required to either follow our policies and procedures or to demonstrate that their policies and procedures are consistent with ours, or otherwise implemented in the best interest of clients.
There may be certain circumstances where Aberdeen may take a more limited role in voting proxies. We will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote. We may abstain from voting a client proxy if the voting is uneconomic or otherwise not in clients’ best interests. For companies held only in passively managed portfolios the Aberdeen custom recommendations provided by ISS will be used to automatically apply our voting approach; we have scope to intervene to test that this delivers appropriate results and will on occasions opt to instruct a vote differently from custom recommendations if we consider this to be in clients’ best interests. If voting securities are part of a securities lending program, we may be unable to vote while the securities are on loan. However, we have the ability to recall shares on loan or to restrict lending when required, in order to ensure all shares have voted. In addition, certain jurisdictions may impose share-blocking restrictions at various times which may prevent Aberdeen from exercising our voting authority.
We recognize that there may be situations in which we vote at a company meeting where we encounter a conflict of interest. Such situations include:
•
where a portfolio manager owns the holding in a personal account
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An investee company that is also a segregated client
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An investee company where an executive director or officer of our company is also a director of that company
•
An investee company where an employee of Aberdeen is a director of that company
•
A significant distributor of our products
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Any other companies which may be relevant from time to time
In order to manage such conflicts of interest, we have established procedures to escalate decision-making so as to ensure that our voting decisions are based on our clients’ best interests and are not impacted by any conflict.
The implementation of this policy, along with conflicts of interest, will be reviewed periodically by the Active Ownership team. Aberdeen Investments’ Listed Company Sustainable Investment Principles and Voting Policies are published on our website.
To the extent that an Adviser may rely on sub-advisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Adviser may delegate responsibility for voting proxies to the sub-adviser. However, such sub-advisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the Adviser’s clients. Clients that have not granted Aberdeen voting authority over securities held in their accounts will receive their proxies in accordance with the arrangements they have made with their service providers.
As disclosed in Part 2A of each Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Adviser. Unless specifically requested by a client in writing, and other than as required for the Funds, the Advisers do not generally disclose client-specific proxy votes to third parties.
Our proxy voting records are available per request and on the SEC’s website at SEC.gov.
On occasions when it is deemed to be a fiduciary for an ERISA client’s assets, Aberdeen will vote the Plan assets in accordance with Aberdeen Investments’ Listed Company Sustainable Investment Principles and Voting Policies and in line with DOL guidance.

AMERICAN CENTURY INVESTMENTS

PROXY VOTING POLICIES
American Century Investment Management, Inc. (the “Adviser”) is the investment manager for a variety of advisory clients, including the American Century family of funds. In such capacity, the Adviser has been delegated the authority to vote proxies with respect to investments held in certain accounts it manages. The following is a statement of the proxy voting policies (the “Policies”) that have been adopted by the Adviser. In the exercise of proxy voting authority which has been delegated to it by particular clients, the Adviser will apply the Policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by the Adviser in writing.
I.
General Principles
In providing the service of voting client proxies, the Adviser is guided by general fiduciary principles, must act prudently, solely in the interest of its clients, and must not subordinate client interests to unrelated objectives. Except as otherwise indicated in these Policies, the Adviser will use its best efforts to vote all proxies with respect to investments held in the client accounts it manages. Shares may not be voted if the cost or administrative burden of voting shares of a particular portfolio company in the judgment of the Advisor exceeds the benefit to fund shareholders. The Adviser will attempt to consider all factors of its vote that could affect the value of the investment.
Although in most instances the Adviser will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client. As a result, accounts managed by the Adviser may at times vote differently on the same proposals. Examples of when an account’s vote might differ from other accounts managed by the Adviser include, but are not limited to, proxy contests and proposed mergers. In short, the Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.
A.
Non-US Proxies
The Adviser will generally elevate non-U.S. proxies in the context of the Policies but will also, where feasible, take into consideration differing laws, regulations, and practices in the relevant foreign market in determining if and how to vote. There may also be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, the Adviser generally does not vote proxies in circumstances where share blocking restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required.
B.
Stewardship and Engagement
As long-term owners and as apart of its stewardship efforts, the Adviser undertakes regular contact with portfolio company management to provide the Adviser an opportunity to gain additional information when voting proxies.
C.
Proposals Involving Sustainability Matters
The Adviser will vote with the expectation of maximizing shareholder value and believes that certain sustainability issues can potentially impact a company’s long-term financial performance. On a case-by-case basis, the financial materiality and potential risks or economic impact of the sustainability issues underpinning proxy proposals are considered and it is ultimately each team’s portfolio managers that are responsible for making the voting decision.
The portfolio management teams for portfolios that have sustainability considerations in their mandates can place emphasis around those considerations when voting proxies with the objective of enhancing outcomes.
D.
Exception Voting
The Adviser reserves the right to vote contrary to the Policies when, in its opinion, the vote will do the most to maximize the investment objective of the account.
II.
Specific Proxy Matters
A.
Routine Matters
1.
Election of Directors
a.
Generally. (i) The Adviser will generally support the election of directors that results in a board made up of a majority of independent directors. (ii) In general, the Adviser will vote in favor of management’s director nominees if they are running unopposed. The Adviser believes that management is in the best position to evaluate the qualifications of directors and the needs and dynamics of a particular board. (iii) When management’s nominees are opposed in a proxy contest, the Adviser will evaluate which nominees’ publicly announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents. (iv) The Adviser maintains the ability to vote against any candidate whom it believes is not qualified or if there are specific concerns about the individual, such as allegations of criminal wrongdoing or breach of fiduciary responsibilities. (v) Additional information the Adviser may consider concerning director nominees include, but is not limited to, whether (1) there is an adequate explanation for repeated absences at board meetings, (2) the nominee receives non-board fee compensation, or (3) there is a family relationship between the nominee and the company’s chief executive officer or controlling shareholder, and/or (4) the nominee has sufficient time and commitment to serve effectively in light of the nominee’s service on other public company boards.
b.
Committee Service. The Adviser will withhold votes for non-independent directors who serve on the audit and/or compensation committees of the board.
c.
Classification of Boards. The Adviser believes classified boards represent a form of anti-takeover device, which is generally not in the interests of minority shareholders. Accordingly, the Adviser will generally support proposals that seek to declassify boards. Additionally, the Adviser will oppose efforts to adopt classified board structures.
d.
Majority Independent Board. The Adviser will support proposals calling for a majority of independent directors on a board. The Adviser believes that a majority of independent directors can help to facilitate objective decision making and enhance accountability to shareholders.
e.
Majority Vote Standard for Director Elections. The Adviser will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of the votes cast in a board election, providing that the proposal allows for a plurality voting standard in the case of contested elections. The Adviser may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of the majority of the votes cast in an uncontested election.
f.
Separate CEO and Chair. The Adviser will generally vote against shareholder proposals requesting an independent chair if the board is majority independent. Conversely, if the board is not majority independent, the Adviser will generally vote in favor of management proposals to separate the roles of CEO and chair of the board of directors.
g.
Withholding Campaigns. The Adviser will generally support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs 1(a) through (f) above.
h.
Director Indemnification. The Adviser will generally vote in favor of a corporation’s proposals to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary to attract and retain qualified directors.
2.
Ratification of Selection of Auditors. The Adviser will generally rely on the judgment of the portfolio company’s audit committee in selecting the independent auditors who will provide the best service to the company. The Adviser believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. The Adviser will generally vote against proposed auditors in circumstances where the auditor has or may have a potential conflict of interest, including where: (a) an auditor has a financial interest in or association with the company, and is therefore not independent; (b) non-audit fees are excessive compared to audit fees; (c) the audit firm’s tenure is excessively long; or (d) there is reason to believe that the independent auditor has previously rendered an opinion to the company that is either inaccurate or not indicative of the company's financial position.

B.
Compensation Matters.
1.
Executive and Director Compensation
a.
Advisory Vote on Compensation. The Adviser believes there are several effective ways to convey concerns about compensation including voting against the advisory vote on executive compensation (say-on-pay proposals), voting against specific incentive plans or amendments to incentive plans it deems excessive or withholding votes from compensation committee members. The Adviser will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless there are inadequate risk-mitigation features or other specific concerns exist, including if the Adviser concludes that executive compensation is (i) misaligned with shareholder interests, (ii) unreasonable in amount, or (iii) not in the aggregate meaningfully tied to the company’s performance.
b.
Frequency of Advisory Votes on Compensation. The Adviser generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.
c.
Clawback of Incentive Compensation. The Adviser expects portfolio companies to structure executive compensation plans in a manner that does not encourage excessive risk-taking or insulate management from the consequences of failures of risk management and oversight. The Adviser generally supports properly-structured clawback provisions in executive compensation plans as a way to mitigate the potential for excessive risk taking. In evaluating compensation clawback proposals, the Adviser will consider whether the company has a history of financial restatements, material financial problems, and any other factors deemed relevant.
d.
Directors’ Stock Option Plans. The Adviser believes that stock options are an appropriate form of compensation for directors, and the Adviser will generally vote for director stock option plans that are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis and will take into account total board compensation and the company’s total exposure to stock option plan dilution.
2.
Equity Based Compensation Plans
The Adviser believes that equity-based compensation plans are economically significant issues upon which shareholders are entitled to vote. The Adviser recognizes that equity-based compensation plans can be useful in attracting and retaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Adviser may conduct an analysis of stock option, stock bonus or similar plans or material amendments thereto, including replenishing a with additional shares.
Features that may result in the Adviser voting against the initial adoption of a plan or subsequent amendment to replenish the plan with additional shares include whether the plan:
a.
Provides for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see “Anti-Takeover Proposals below);
b.
Resets outstanding stock options at a lower strike price, unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Adviser will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;
c.
Establishes restriction periods shorter than three years for restricted stock grants;
d.
Does not reasonably associate awards to performance of the company (especially as it relates to the selection of appropriate vesting metrics, which ideally should contain both absolute and relative measures; or
e.
Is excessively dilutive to the company. Factors that will be considered in the determination include the company's overall market capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base, which may justify somewhat greater dilution.

C.
Shareholder Rights
1.
One Share, One Vote. The Adviser generally supports proposals to equalize the voting rights of shareholders, including the elimination of special or super voting share classes and the establishment of single-class voting structures.
2.
Right to Call Special Shareholder Meetings. The corporation statutes of many states allow minority shareholders at a certain threshold level of ownership to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company’s charter documents. The Adviser believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and the Adviser will generally vote against proposals attempting to eliminate this right and for proposals attempting to restore it.
3.
Right to Act by Written Consent. The Adviser will generally vote for proposals to permit shareholders to act by written consent if the company does not currently permit shareholders to call for a special meeting or to act by written consent. The Adviser will generally vote against proposals on written consent if the company permits shareholders the right to call for a special meeting.
4.
Proxy Access. The Adviser believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement may have corporate governance benefits. Accordingly, the Adviser will generally vote in favor of proposals to adopt proxy access rules offering a balanced set of limitations. When considering such proposals, the factors taken into account will include the following: (i) the ownership percentages and holding periods proposed; (ii) the maximum proportion of directors that shareholders may nominate each year; and (iii) any other materials restrictions included in the proposal.
D.
Anti-Takeover Proposals
In general, the Adviser will vote against any proposal, whether made by management or shareholders, which the Adviser believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. In particular circumstances, the Adviser may vote in favor of some forms of control protective measures if they are responsive to a particular circumstance, are narrowly focused and have a sunset provision reasonably tied to the circumstances.
The items below discuss specific anti-takeover proposals.
1.
Staggered Board
If a company has a “staggered board,” its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Adviser believes that staggered boards are primarily an anti-takeover device and will vote against establishing them and for eliminating them. However, the Adviser does not necessarily vote against the re-election of directors serving on staggered boards.
2.
Cumulative Voting
Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation especially when a company maintains a staggered or classified board.
Accordingly, if a company has a staggered board, the Adviser will: a) vote in favor of any proposals to adopt cumulative voting, and b) vote against any proposal to eliminate cumulative voting that is already in place.
3.
“Blank Check” Preferred Stock
Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile takeover attempt, the board could issue such stock to a friendly party or “white knight” or could establish conversion rights or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Adviser will vote against blank check preferred stock. However, the Adviser may vote in favor of blank check preferred stock if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective such as a financing instrument.
4.
Elimination of Preemptive Rights
When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.
While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company's ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company's stock. In the long term, shareholders could be adversely affected by preemptive rights. The Adviser generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.
5.
Non-targeted Share Repurchase
A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management's belief in the favorable business prospects of the company. The Adviser finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.
6.
Increase in Authorized Common Stock
The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred stock. The Adviser will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the Adviser will generally vote to approve the increase. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Adviser will vote in favor of an increase in authorized common stock of up to 100% outstanding and otherwise reserved for all legitimate corporate purposes; increases in excess of 100% are evaluated on a case-by-case basis and will be voted affirmatively if management has provided sound justification for the increase.
7.
“Supermajority” Voting Provisions or Super Voting Share Classes
A “supermajority” voting provision is a provision placed in a company's charter documents which would require approval by the vote of greater than a simple majority (generally ranging from 66% to 90%) of shareholder votes to approve any type of acquisition of the company.
The supermajority provision makes an acquisition more time- consuming and expensive for the acquiror. Accordingly, the Adviser will generally vote against the introduction of supermajority provisions and in favor of their removal.
8.
“Fair Price” Amendments
Fair price amendments are another type of charter amendment that would require an offeror to pay a “fair” and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Adviser will carefully examine all fair price proposals. In general, the Adviser will vote against fair price proposals unless the Adviser concludes that it is likely that the share price will not be negatively affected, and the proposal will not discourage acquisition proposals.

9.
Poison Pills or Shareholder Rights Plans
Some companies have retained some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain events the company board deems hostile, such as the acquisition of a large block of stock.
The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to “entrench” management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Adviser believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Adviser will generally vote against all forms of poison pills.
The Adviser will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. The Adviser will generally vote in favor of such a poison pill if it is linked to a business strategy that will – in the Adviser’s view – likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.
10.
Change in Control Agreements
Change in control (golden parachute) agreements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Adviser will evaluate the specifics of the plan presented. Features that may result in the Adviser voting against the adoption or extension of such an agreement include the following: (a) single-trigger or modified-single-trigger cash severance; (b) single-trigger acceleration of unvested equity awards; (c) excessive cash severance (greater than 3X base salary and bonus), especially when triggering adverse tax consequences for the recipient, the company, or both; (d) excise tax gross-ups; (e) excessive change in control payments (on an absolute basis or as a percentage of transaction equity value; (f) recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or (g) the company’s assertion that a proposed transaction is conditioned on shareholder approval of the change in control advisory vote.
11.
Reincorporation
Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states provide some type of legislation that greatly discourages takeovers. The Adviser will examine reincorporation proposals on a case-by-case basis.
Generally, if the Adviser believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. The Adviser will also generally oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Adviser will generally vote affirmatively.
12.
Confidential Voting
Companies that have not previously adopted a “confidential voting” policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.
Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders' confidentiality. The Adviser believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, the Adviser will generally vote in favor of any proposal to adopt confidential voting.
13.
Opting In or Out of State Takeover Laws
State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Adviser believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Adviser will generally vote in favor of opting out of restrictive state takeover laws.
E.
Transaction Related Proposals
The Adviser will review transaction related proposals, such as mergers, acquisitions, and corporate reorganizations, on a case-by-case basis, taking into consideration the impact of the transaction on each client account. In some instances, such as the approval of a proposed merger, a transaction may have a differential impact on client accounts depending on the securities held in each account. For example, whether a merger is in the best interest of a client account may be influenced by whether an account holds, and in what proportion, the stock of both the acquirer and the acquiror. In these circumstances, the Adviser may determine that it is in the best interests of the accounts to vote the accounts’ shares differently on proposals related to the same transaction.
F.
Other Matters
1.
Shareholder-sponsored proposals.  Proposals introduced by shareholders will be evaluated for linkage between the proposal, its economic impact, and its potential to maximize long-term shareholder value. Where the economic impact of a proposal is unclear, the Adviser will generally rely on management’s assessment of the proposal if the Adviser believes the assessment is reasonable.
2.
Anti-Greenmail Proposals. “Anti-greenmail” proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Adviser believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will generally vote in favor of anti-greenmail proposals.
3.
Director Tenure. Director Tenure proposals ask that age and term restrictions be placed on the board of directors. The Adviser believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will consider and assess such measures as appropriate.
4.
Director Share Ownership. The Adviser will generally vote against shareholder proposals that would require directors to hold a minimum number of the company's shares to serve on the board of directors, in the belief that such ownership should be at the discretion of board members.
III.
Securities on Loan
The Adviser shall use commercially reasonable efforts to monitor for material proxy votes with respect to loaned securities. In the event the Adviser has timely knowledge of a material vote, the Adviser will attempt to recall the loaned securities and submit a proxy in accordance with these proxy guidelines. Efforts to recall loaned securities may not be successful and there can be no guarantee that a valid proxy will be submitted in all cases.
IV.
Use of Proxy Advisory Services
The Adviser may retain proxy advisory firms to provide services in connection with voting proxies, including, without limitation, to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the Policies, provide systems to assist with casting the proxy votes, and provide reports and assist with preparation of filings concerning the proxies voted.

Prior to the selection of a proxy advisory firm and periodically thereafter, the Adviser will consider whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues and the ability to make recommendations based on material accurate information in an impartial manner. Such considerations may include some or all of the following (i) periodic sampling of votes cast through the firm’s systems to determine that votes are in accordance with the Adviser’s Policies and its clients best interests, (ii) onsite visits to the proxy advisory firm’s office and/or discussions with the firm to determine whether the firm continues to have the resources (e.g. staffing, personnel, technology, etc.) capacity and competency to carry out its obligations to the Adviser, (iii) a review of the firm’s policies and procedures, with a focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations, (iv) requesting that the firm notify the Adviser if there is a change in the firm’s material policies and procedures, particularly with respect to conflicts, or material business practices (e.g., entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the firm, discussing the error with the firm and determining whether appropriate corrective and preventative action is being taken. In the event the Adviser discovers an error in the research or voting recommendations provided by the firm, it will take reasonable steps to investigate the error and seek to determine whether the firm is taking reasonable steps to reduce similar errors in the future.
While the Adviser takes into account information from many different sources, including independent proxy advisory services, the decision on how to vote proxies will be made in accordance with these Policies.
V.
Monitoring Potential Conflicts of Interest
The Adviser is responsible for monitoring and resolving possible conflicts between the interests of the Adviser and those of its clients with respect to proxy voting. The Adviser has adopted safeguards to address the potential that our proxy voting could be influenced by interests other than those of our fund shareholders and clients. Since our Policies are predetermined by the Adviser, application of the Policies to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with the Policies, the Adviser’s Proxy Voting Committee reviews all such proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable and is consistent with the general principles of the Policies. The Proxy Voting Committee also assesses whether certain business or other significant relationships between the Adviser and a company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to the Proxy Voting Committee for immediate resolution prior to the time the Adviser casts its vote. With respect to personal conflicts of interest, the Adviser’s Code of Ethics requires all employees to avoid placing themselves in a compromising position where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers and other personnel involved with proxy voting with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decision with respect to that proxy.
In addition, to avoid any potential conflict of interest that may arise when the Adviser votes proxies of a fund, portfolio, or other account (“Adviser-Voted Portfolio”) that owns shares of an American Century fund, the Adviser will “echo vote” such shares, if possible. Echo voting means the Adviser will vote the shares in the same proportion as the vote of all the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any Adviser-Voted Portfolio that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible, shares will be voted in consultation with the Adviser-Voted Portfolio client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).
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The Policies will be examined from time to time and may be amended by the Adviser. With respect to matters that do not fit in the categories stated above, the Adviser will exercise its best judgment as a fiduciary to vote in the manner that will most enhance shareholder value.
Case-by-case determinations will be made by the Adviser. Electronic records will be kept of all votes made.

Allspring Global Investments
PROXY VOTING POLICIES AND PROCEDURES
EFFECTIVE AS OF MARCH 2025
Introduction
Allspring Stewardship
As a fiduciary, Allspring is committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our clients’ investments.
Scope
These Proxy Voting Policies and Procedures (“Policies and Procedures”) set forth how we exercise voting rights on behalf of clients that have delegated proxy voting authority to any of the following Allspring advisory entities:
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Allspring Global Investments, LLC
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Allspring Funds Management, LLC
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Allspring Global Investments (UK) Limited
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Allspring Global Investments Luxembourg S.A.
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Allspring Global Investments (Singapore) Pte. Ltd
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Galliard Capital Management, LLC
Governance and Administration
Proxy Governance Committee
Proxy Governance Committee (“PGC”) is responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. PGC review the Policies and Procedures at least annually. PGC may delegate certain powers and responsibilities to proxy voting working groups. PGC reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from and proxy voting working groups.
PGC Meetings
PGC meets at least quarterly may be convened more frequently as necessary (for example, to discuss a specific proxy proposal. PGC shall convene or act through written consent, including through the use of electronic systems of record, of a majority of PGC members. Any working group of the PGC shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the working group members available at that time.
PGC Membership
PGC voting members are identified in the Allspring Proxy Charter. Changes to the membership of PGC will be made only with approval of PGC.
Proxy Due Diligence Working Group
PGC has delegated responsibility to the Proxy Voting Due Diligence Working Group (“DDWG”) to review and recommend votes on certain proxy matters as outlined in the procedures below.
Proxy Administration
Allspring’s Stewardship Team (“Stewardship”) is responsible for administering the proxy voting process to ensure its implementation consistent with these Policies and Procedures. Stewardship monitors Allspring’s third party proxy voting vendor to ensure proxy voting is being done in a timely and accurate manner. Stewardship regularly reviews these Policies and Procedures and recommends revisions as necessary. Stewardship is also responsible for monitoring the potential conflicts of interest disclosed by the proxy voting vendor.

Third Party Proxy Voting Vendor
Allspring has retained a third-party proxy voting vendor, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions, including: 1) providing research and recommendations on proxy matters, 2) providing technology to facilitate the ISS research, 3) voting proxies in accordance with Allspring’s instructions, and 4) handling various administrative an reporting items.
Proxy Voting Procedures
Allspring’s proxy voting process emphasizes engagement with Portfolio Management in order to leverage their knowledge of investee companies. While Allspring’s process follows a systematic approach to arrive at a recommended vote, Portfolio Management is given the opportunity to review and override voting recommendations (with documented justification).
Unless otherwise required by applicable law1 and absent a Portfolio Management override, proxy matters are generally voted in accordance with Allspring’s voting policy at ISS designed to implement Allspring’s custom enhancements to the ISS Global Benchmark Proxy Voting Policy2, as discussed in more detail below under “Allspring Proxy Voting Guidelines.”3 However, two types of proxy matters are subject to additional review:
1.
Any proxy matters deemed of “high” importance”4 (e.g., proxy contests, mergers, and acquisitions) where ISS opposes the recommendations of investee company management will be referred to Portfolio Management5 for a case-by-case review and vote determination.
2.
Any Proxy matters involving environmental or social issues where ISS opposes the recommendations of investee company management are reviewed by DDWG. If DDWG recommends a vote against investee company management, the recommendation is referred to Portfolio Management5 for case-by-case review and vote determination.
Allspring Proxy Voting Guidelines
The following reflects Allspring’s Proxy Voting Guidelines in effect as of the date of these Policies and Procedures.
We believe that Boards of Directors of investee companies should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.
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We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.
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We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.

1 Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Part Fund Holding Voting Matters”) held by Allspring-advised funds, Allspring shall vote the Third Part Fund Holding Voting Matter on behalf of such funds according.
2 The term “ISS Global Benchmark Policy” means the combination of ISS regional benchmark policies.
3 Ad directed by certain clients, Allspring applies other ISS guidelines (e.g., ISS Taft-Hartley Guidelines) or custom proxy guidelines provided by the client.
4 The term “high importance” is defined as those items designated Proxy Level 6 or 5 by ISS, which include proxy contests, mergers, and other reorganizations.
5 Certain Allspring client accounts employ quantitative strategies rather than fundamental strategies that rely on security research and analyst coverage. In the event that a security is held only in these accounts and ISS opposes the recommendations of investee company management, absent Portfolio Management feedback, “high importance” proxy matters are reviewed by DDWG and referred to PGC for vote determination. Environmental and social proxy matters are reviewed and voted by DDWG. Proxy matters on which ISS supports the recommendations of investee company management are generally voted with investee company management.

•
In generally, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties. For Chief Executive Officers, we allow for no more than one outside directorship and for directors at large of operating companies, no more than four in total.
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We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.
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We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.
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We believe a well-composed board should seek members with a breadth of experiences, perspectives and skillsets in order to create the diversity of thought needed to ensure constructive debate in the boardroom. To this end, we support fulsome disclosure of a board’s process for building, assessing and maintaining an effective board, which should include a description of the range of skills, professional experience and personal characteristics (such as age, gender and/or race/ethnicity) represented on the board. We believe a board’s composition should comply with the requirements of any relevant market-specific governance frameworks and be consistent with market norms in the market in which the company is listed. To the extent that a board’s composition is inconsistent with such requirements or differs from prevailing market norms, we expect the company to disclosure the board’s rationale for such differences and any anticipated actions to address them. On a case-by-case basis, our assessment of this disclosure may affect our willingness to support the chair of the nominations committee.
We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.
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We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests
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We believe that directors of public operating and holding companies be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.
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We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.
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We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general, we support market-standardized proxy access proposals and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.
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We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general, we support the right to call a special meeting with a threshold of 15%-25% of shareholder support as we believe it is a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests.
General Guidelines on Shareholder Proposals
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When evaluating shareholder proposals, we consider their materiality to the company and relationship to long-term value generation and/or risk management in light of the company’s business model and specific operating context. For instance, certain social issues, such as employee safety, workforce engagement and human rights (including with respect to a company’s supply chain), can affect companies’ long-term prospects for success. Furthermore, certain environmental issues can present investment risks and opportunities that can impact a company’s long-term financial success.
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If the issue is deemed material to the company, we then consider salient factors to inform our votes, such as the overall value of any report or other disclosure requested by a proposal, best-in-class practices by peer group companies and best practices in the applicable sector. We will generally avoid supporting proposals that are overly prescriptive, taking` into account the current policies, practices, disclosures and regulatory obligations of the company, among other considerations. We generally favor shareholder proposals that improve transparency, as it allows our investment professionals to better understand a company’s risks and opportunities and its long-term value drivers.
Closed-End Funds
We recognize that many exchange-listed closed-end funds (“CEFs”) have adopted particular corporate governance practices that deviate from certain policies set forth in these Policies and Procedures. We believe that the distinctive structure of CEFs can provide important benefits to investors but leaves CEFs uniquely vulnerable to short-term oriented activist investors. Thus, to protect the interests of their shareholders, many CEFs have adopted measures to defend against attacks from activist investors. As such, in light of the unique nature of CEFs and their differences in corporate governance practices from operating companies, we will consider on a case-by-case basis proposals involving the adoption of defensive measures by CEFs. This is consistent with our approach to proxy voting that recognizes the importance of case-by-case analysis to ensure alignment with investment team views and voting in accordance with the best interests of shareholders.
Practical Limitations to Proxy Voting
While Allspring uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for Allspring to vote proxies (e.g., limited value or unjustifiable costs). One such instance is “share blocking.”
Proxy voting in certain countries requires share blocking, which requires shareholders wishing to vote their proxies to deposit their shareholder with a designated depository before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, Allspring believes that he benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, Allspring will not participate and will refrain from voting proxies for those clients impacted by share blocking.
Securities on Loan
Clients may have securities lending programs and instruct Allspring to endeavor to recall securities on loan to facilitate proxy voting on their behalf. With respect to proxies for loaned securities, if Stewardship is aware of a high importance matter expected on a proxy in time to recall the security, the security will generally be recalled for voting.
Conflicts of Interest
As a fiduciary to our clients, Allspring seeks to identify and mitigate any conflicts of interest that may arise as a result of its proxy voting activities. Allspring may have a conflict of interest regarding a proxy to be voted upon if, for example, Allspring or its affiliates have other relationships with the issuer of the proxy (e.g., if the issuer is a corporate pension fund client of Allspring). When PGC becomes aware of such a conflict of interest, it takes steps to mitigate the conflict by using any of the following methods:
1.
Instructing ISS to vote in accordance with its recommendation
2.
Disclosing the conflict to the relevant client and obtaining its consent before voting
3.
Submitting the matter to the relevant client to exercise its authority to vote on such matter
4.
Engaging an independent fiduciary who will direct the vote on such matter
5.
Voting in proportion to other shareholders ("mirror voting")
Finally, Allspring is a private company and controlling interest which is owned by certain private funds managed by GTCR LLC, a private equity firm (“GTCR”). These funds and other funds managed by GTCR also have ownership interest in other companies in which Allspring invests on behalf of its clients. Allspring manages this potential conflict of interest by defaulting all voting of any proxies issued by such companies to the ISS recommendation.

Records Retention
The Stewardship Team will maintain the following records relating to the implementation of the Policies and Procedures:
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A copy of these Policies and Procedures
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Proxy statements received for client securities (which ISS maintains on behalf of Allspring);
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Records of votes cast on behalf of Investment Products and separate account clients (which ISS maintains on behalf of Allspring);
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Records of each written client request for proxy voting records and Allspring’s written response to any client request (written or oral) for such records
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Any documents prepared by Allspring or ISS that were material to making a proxy voting decision.
Such proxy voting books and records shall be maintained for a period of six years.
Disclosure of Policies and Procedures and Voting Results
These Policies and Procedures or a summary thereof are disclosed on Allspring’s website and as required in relevant regulatory documents.
Upon client request, Allspring will provide clients with proxy statements and any records as to how Allspring voted proxies on behalf of clients quarterly or upon request. For assistance, clients may contact their relationship manager, call Allspring at 1-866-259-3305 or e-mail: allspring.clientadministration@allspringglobal.com to request a record of proxies voted on their behalf.
Allspring discloses proxy voting results in period regulatory reports as required by applicable law. In addition, Allspring may disclose high-level proxy voting statistics in materials on its website. Allspring does not disclose to any issuer or third party how its separate account client proxies are voted.
Approved PGC: 14 Feburary 2025
Effective date: 1 March 2025
BlackRock Active Investment Stewardship
Global Engagement and Voting Guidelines
January 2026
Overview
This document provides high level guidance on how BlackRock Active Investment Stewardship (BAIS) view corporate governance matters that are commonly put to a shareholder vote, or on which investors engage with issuers.1 BAIS works in partnership with BlackRock’s investment means, excluding index equity2, providing expertise on investment stewardship and engaging with companies alongside and on behalf of those teams when appropriate. The team is responsible for establishing voting guidelines for the active equity platform, providing vote recommendations and operationalizing voting decisions. The guidance informs the voting recommendations BAIS makes to BlackRock’s active portfolio managers. It applies to active equity holdings in BlackRock’s fundamental equity, systematic equity and multi-asset solutions strategies. It also may apply to holdings in BlackRock’s index and active fixed income strategies, to the extent those strategies hold voting securities or conduct issuer engagements. The guidelines are not prescriptive as active portfolio managers have discretion as to how they integrate these guidelines within their investment processes in light of their clients’ or funds’ investment objectives. There are separate, independently developed principles and voting policies that are applied to BlackRock’s index equity investments by a distinct and independent function, BlackRock Investment Stewardship.

1 This document includes BAIS’ benchmark policy, which covers nearly all active equity holdings in BlackRock’s fundamental equity, systematic equity and multi-asset solutions strategies. The benchmark policy also may apply to holdings in BlackRock’s index and active fixed income strategies, to the extent those strategies hold voting securities or conduct issuer engagements. This document also includes BAIS’ decarbonization policy, which covers holdings in BlackRock active funds that have climate and decarbonization objects in addition to financial objectives.

Introduction to BlackRock
BlackRock’s mission is to help more people invest better. The money BlackRock manages is not its own – it belongs to BlackRock’s clients, many of whom make their own asset allocation and portfolio construction decisions. As a fiduciary, BlackRock invests on clients’ behalf to help them meet their investment objectives. The firm does this by understanding clients’ long-term investment objectives and offering choice on how and where they wish to invest their money. BlackRock then helps clients seek the best risk-adjusted returns based on those choices, underpinning this work with research, data and analytics.
At BlackRock, investment stewardship is core to our role as an asset manager and a fiduciary to our clients. As stewards of our clients’ assets, we engage with companies to discuss the corporate governance and business practices that, in our experience, support companies in delivering durable, risk-adjusted financial returns over time. We are committed to building strong relationships through constructive, ongoing dialogue with the boards and executive management of the companies in which our clients are invested.
About BlackRock Active Investment Stewardship
BlackRock Active Investment Stewardship (BAIS) is a specialist team within the Portfolio Management Group and manages BlackRock’s stewardship engagement and voting on behalf of clients invested in active strategies globally. BAIS is also responsible for engagement with issuers in index fixed income strategies, where appropriate. Our activities are informed by these Global Engagement and Voting Guidelines (the “Guidelines”) and insights from active investment analysts and portfolio managers, with whom we work closely in engaging companies and voting at shareholder meetings.
Engagement with public companies is the foundation of our approach to stewardship within fundamental active investing.3 Through direct dialogue with company leadership, we seek to understand their businesses and how they manage risks and opportunities to deliver durable, risk-adjusted financial returns. Portfolio managers and stewardship specialists may engage jointly or independently on material corporate governance matters. Our discussions focus on topics relevant to a company’s success over time, including governance and leadership, corporate strategy, capital structure and financial performance, operations and material sustainability-related risks, as well as macro-economic, geopolitical and sector dynamics. We aim to be constructive investors and are generally supportive of management teams that have a track record of financial value creation. We aim to build and maintain strong relationships with company leadership based on open dialogue and mutual respect.
Different active equity strategies may implement these voting guidelines differently, as a result of the latitude each portfolio manager has to make independent voting decisions on their holdings. For example, BAIS will generally vote the holdings in Systematic Active Equity portfolios in accordance with these guidelines. We provide voting recommendations to fundamental equity portfolio managers, who may determine to vote differently based on each portfolio’s investment objectives and strategy.
These guidelines discuss BAIS’ views on corporate governance topics on which we may engage with management teams and board directors4 and on matters that routinely come to a shareholder vote. We recognize that accepted corporate governance norms can differ across markets, and believe these guidelines represent globally applicable elements of governance that support a company’s ability to manage material risks and opportunities and deliver financial returns to investors. Generally, we believe companies should observe accepted corporate governance norms within their local markets or, particularly in markets without well-established norms, aspire to widely recognized international best practices. As one of many minority shareholders, BlackRock cannot – and does not try to – director a

2 BlackRock segmented active and index equity investment functions, including stewardship, in January 2025 as part of a strategic initiatives to unlock the full breadth of the firm’s active and private markets capabilities for clients. As a result, there are two stewardship teams, which operate independently of one another and have separate voting policies.
3 On February 11, 2025, the U.S. Securities and Exchange Commission (SEC) staff issued updated guidance for shareholders to maintain their eligibility to report their beneficial ownership under Schedule 13G of the Exchange Act. We comply fully with these requirements and do not engage with portfolio companies for the purpose, or with the effect, of changing or influencing control of their company.

company’s strategy or its implementation. We look to companies to provide disclosures that explain how their approach to corporate governance best aligns with the financial interests of their investors.
Our approach to stewardship within active equities
Voting at a company’s shareholder meeting is a right of share ownership and a core principle of corporate governance. The right rights attached to clients’ holdings are an important mechanism for investors to express support for, or concern about, a company’s performance. As a fiduciary, BlackRock is legally required to make proxy voting determinations, on behalf of clients who have delegated voting authority to us, in a manner consistent with BlackRock contractual arrangements with clients and funds.
In general, we tend to support the recommendations of the board of directors and management. As indicated below, we may vote against management recommendations when we have concerns about how companies are serving the financial interests of our clients as their shareholders. BAIS takes a globally consistent approach to voting but considers the different corporate governance regulations and norms across markets. Votes are determined on a case-by-case basis, in the context of a company’s situation and the investment mandate we have from clients. Please see page 19 for more information about how we fulfill and oversee our investment stewardship responsibilities for BlackRock’s non-index equity strategies.5
Our approach to stewardship within fixed income
Although fixed income investors do not have the right to vote at shareholder meetings, issuer engagement is a component of fixed income investment strategies at BlackRock, particularly for those with sustainability objectives in addition to financial objectives. Most corporate governance-related fixed income engagements are undertaken in conjunction with the active investment stewardship team, and often active equity investors. In addition to the topics listed below, engagement with fixed income investment teams may help inform an issuer’s approach to structuring specialist issuances and the standard terms and information in bond documentation.
Boards of Directors
Roles and responsibilities
There is widespread consensus that the foundation of good corporate governance is an effective board of directors that is able to advise and supervise management in an independent and objective manner.6
We look to the board of directors (hereafter the “board”) to have an oversight role in the establishment and realization of a company’s strategy, purpose and culture. These constructs are interdependent and, when aligned, can better position a company to be resilient in the face of a changing business environment, help reduce the risks of corporate or employee misconduct, and attract and retain the caliber of workers necessary to deliver financial performance over time.
In overseeing the management of the company, the board ensures the necessary resources, policies and procedures are in place to help management meet its strategic objectives within an agreed risk tolerance.
One of the most important responsibilities of the board is to appoint, and remove as necessary, the chief executive officer (“CEO”). In addition, the board plays a meaningful role in monitoring the performance of the CEO and other key executives, determining executive compensation, ensuring a rigorous audit, overseeing strategy execution and risk management and engaging with shareholders, and other stakeholders, as necessary.

4 References to the board, board directors or non-executive directors should be understood to include supervisory boards and their members where relevant.
5 Non-index equity strategies include active equity holdings in BlackRock’s fundamental equity, systematic equity and multi-asset solutions strategies, as well as holdings in BlackRock’s index and active fixed income strategies, to the extent those strategies hold voting securities or conduct issuer engagements.
6 See the Corporate Governance Codes of Germany, Japan, and the UK, as well as the corporate governance principles of the US Business Roundtable as examples.

Composition and effectiveness
Appointment process
A formal and transparent process for identifying and appointing director candidates is critical to ensuring the board is comprised of directors with the appropriate mix of skills and experience. Generally, the board or a sub-committee determines the general criteria for a specific role being filled (e.g., financial expertise, industry track record). To inform the process, we encourage companies to review the skills and experience of incumbent directors to identify any gaps and whether the skills and experience of a director candidate would be additive. We welcome disclosures that explain how the board considered different skills and experience to ensure that the directors collectively can be effective in fulfilling their responsibilities. We assess a company’s board composition against that of its peer group and local market requirements.
Shareholders periodically vote to elect directors to serve on the board. We do not prescribe any particular board composition in our engagements or voting but seek to understand how well placed a board is to act in investors’ interests. We may vote against the election of the most senior independent director, or the chair of the relevant committee, where a company has not demonstrated it has an appointment process that results in a high functioning board with the appropriate complement of skills and experience amongst the directors to support strong financial performance over time. We may vote against newly nominated directors who do not seem to have the appropriate skills or experience to contribute to the board’s effectiveness.
Independence
Director independence from management, significant shareholders or other stakeholders (e.g., government or employees) is of paramount importance to the protection of the interests of minority shareholders such as BlackRock’s clients. We consider it good practice for at least half the directors to be independent and free from conflicts of interest or undue influence.7 This also helps to ensure that board committees are composed of a sufficient number of independent directors. Companies domiciled in markets with a higher threshold for board independence should meet those local requirements.
We may vote against the election of non-independent directors if the board does not have a sufficient balance of independence. We may also vote against the election of the chair of the committee responsible for board composition if this is a perennial issue.
Independent board leadership
Practices across markets differ, as do board structures, but we observe two main approaches to independent board leadership. One is a non-executive, independent chair of the board who is responsible for leading the board in the effective exercise of its duties. The other is a lead or senior independent director, who is responsible for coordinating with the other non-executive directors and working closely with the executive chair on the board agenda and other board procedures. In this case, the executive chair and the lead independent director work together to ensure the board is effectively fulfilling its responsibilities. In our view, the independent leader of the board, and/or the chair of a relevant committee, should be available to investors to discuss governance matters such as CEO succession, executive pay, and board performance. We look to board to explain their board leadership model and how it serves the interests of shareholders.
We may vote against the election of the chair of the committee responsible for board composition if there is not an identified independent leader of the board with clear responsibilities for board performance. We may vote against the most senior independent director if the board has a policy of not engaging with shareholders.

7 Common impediments to independence may include but are not limited to: current or recent employment at the company or a subsidiary; being, or representing a shareholder with a substantial shareholding in the company; interlocking directorships; lengthy tenure, and having any other interest, business, or other relationship which could, or could reasonably be perceived to, materially interfere with a director’s ability to act in the best interests of the company and shareholders.

Tenure and succession
In our view, it is good practice for boards to establish the length of time a director would normally be expected to serve, in line with market norms where those exist. We find it helpful when companies disclose their approach to director tenure particularly around the contributions of directors who have served for longer periods than typically provided for under local practice. In our experience, long-serving directors could become less independent given their long-term relationship with management and involvement in past board decisions.
Succession planning for board roles helps achieve the appropriate cadence of turnover that balances renewal through the regular introduction of directors with fresh perspectives and expertise with continuity through the retention of directors with long-term knowledge of the board and company.
In markets where there is not specific director tenure guidance from regulation or corporate governance best practices, we may vote against the election of the chair of the committee responsible for board composition if a company does not clearly disclose its approach to director tenure and board renewal. We may vote against the election of directors who have served for more years than is typical in markets with specific guidance, where the case for the continued service is not evident.
Capacity
To be effective and engaged, directors need to have the time and energy to commit to the role. In our view, an effective board will assess the ability of its members to maintain an appropriate focus on board matters and the company taking into consideration competing responsibilities. We recognize that board leadership roles vary across markets in responsibilities and required time commitment but note that they are generally more intensive than a standard directorship. We will take local norms and practices into consideration when making our voting determinations across markets.
We may vote against the election of directors who do not seem to have sufficient capacity to effectively fulfill their duties to the board and company.
Director elections
Regular election of directors, ideally annually, supports director accountability to shareholders. A classified board structure8 may be justified by a company when it needs consistency and stability during a time of transition, or on the basis of its business model (e.g., a non-operating company such as closed-end funds).
Shareholders should have the opportunity to evaluate nominated directors individually rather than in bundled slates. We look to companies to provide sufficient information on each director standing for election so that shareholders can assess their capabilities and suitability. We will generally not support the election of directors whose names and biographical details have not been disclosed sufficiently in advance of the shareholder meeting.
Each director’s appointment should be dependent on receiving a simple majority of the votes cast at the shareholder meeting. Where a company’s practices differ, we look to the board to provide a detailed explanation as to how its approach best serves investors’ interests.
We may vote for shareholder or management proposals seeking to establish annual election of directors and/or a simple majority vote standard for director elections. We may vote against all the directors standing for election as part of a single slate if we have concerns about the profile or performance of an individual director.
Committees
Many boards establish committees to focus on specific responsibilities of the board such as audit and risk, governance and human capital, and executive compensation, amongst other matters. We do not prescribe to companies what committees they should establish, but we seek to understand the board’s rationale for the committee structure it determines is appropriate. We note that, in some markets, regulation requires such committees. The responsibilities of each committee should be clear, and the board should ensure that all critical matters are assigned either to the full board

8 A classified board divides the directors into classes with different overlapping terms. As a result, only one class of directors stands for election in any one year.

or to one of the committees. It is helpful to investor understanding when the board discloses the structure, membership, proportion of independent directors, and responsibilities of each committee. The responsibilities we typically see assigned to the three most common committees include:
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Audit and risk – oversight responsibilities for the integrity of financial reporting, risk management and compliance with legal and regulatory requirements; may also play an oversight role in relation to the internal audit function and whistleblowing mechanisms.
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Nominating, governance and human capital – oversight responsibilities for corporate governance principles and practices of the company, including the periodic review of board performance; responsibility for succession planning for CEO and key boar roles, as well as the director appointment process; may also have oversight responsibilities for human capital management strategies, including corporate culture and purpose.
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Executive compensation – determines the compensation policies and programs for the CEO and other executive officers, approves annual awards and payments under the policies; may also have oversight responsibilities for firm-wide compensation policies.
We may vote against the election of the chair of the committee or other directors serving as committee members to convey concerns about how a committee has undertaken its responsibilities. We may vote against the election of the most senior non-executive director if there is not a clearly disclosed approach to board committees.
Board and director evaluation
We consider it best practice for companies to conduct an annual review of the performance of the board, the committees, the chair and individual directors. Periodically, this review could be undertaken by an independent third party able to bring objective perspectives to the board on governance and performance. We encourage companies to disclose their approach to and the objectives of evaluations, including any changes made to the board’s approach as a result.
Access to independent advice
To support the directors in effectively fulfilling their duties to the company and shareholders, they should have access to independent advice. In certain circumstances, it may be helpful to boards to retain independent third parties to advise on critical matters. These might include new industry developments such as emergent and disruptive technology, operating events with material consequences for the company’s reputation and/or performance, or significant transactions. Board committees may similarly retain third parties to advise them on specialist matters such as audit, compensation and succession planning.
Executive compensation
Boards play an important role in establishing compensation arrangements that enable the company to recruit, retain and reward the caliber of executive management necessary to lead and operate the company to deliver superior financial returns over time. We focus on alignment between variable pay and a company’s financial performance.
Generally, executive compensation arrangements have four components: base salary, annual bonus that rewards performance against short-term metrics, incentives – most often share-based – that reward performance against long-term metrics, and pensions and benefits. In our observation, base salary, pensions and benefits are largely set relative to market norms and benchmarks. The annual bonus and share-based incentive, or variable pay plans, tend to be tailored to the company, its sector and long-term strategy, as well as the individuals the board is seeking to recruit and motivate.
Recognizing the unique circumstances of each company, we determine whether to support a company’s approach to executive compensation on a case-by-case basis. We reply on companies providing sufficient quantitative and qualitative information in their disclosures to enable shareholders to understand the compensation arrangements and assess the alignment with investors’ interests. Features we look for in compensation arrangements include:
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Fixed pay components, including base salary, benefits and prerequisites that are appropriate in the context of the company’s size, sector and market.
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Variable pay subject to performance metrics that are closely linked to the company’s short- and long-term strategic objectives.
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Long-term incentives that motivate sustained performance across a multi-year period.

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A balance between fixed and variable pay, short- and long-term incentives, and specific instruments (cash and equity awards) that promotes pay program durability and seldom necessitates one-off, discretionary payments.
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Pay outcomes that are consistent with the returns to investors over the relevant time period.
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Board discretion, if allowed within the variable pay arrangements, to be used sparingly, responsibly and transparently.
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A requirement, that participants in long-term share-based incentive plans build a meaningful shareholding in the company within a defined time period, as determined by the board or relevant board committee.
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Change of control provisions that appropriately balance the interests of executives and shareholders.
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Clawback or malus provisions that allow the company to recoup or hold back variable compensation from individuals whose awards were based on fraudulent activities, misstated financial reports, or executive misconduct.
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Severance arrangements that protect the company’s interests but do not cost more than is contractual.
We may vote against proposals to introduce new share-based incentives, approve existing policies or plans, or approve the compensation report where we do not see alignment between executive compensation arrangements and our clients’ financial interests. When there is not an alternative, or where there have been multi-year issues with compensation misaligned with performance, we may vote against the election of the chair of the responsible committee, or the most senior independent director.
Non-executive director compensation
Companies generally pay non-executive directors an annual retainer or fee in cash, shares or a combination of the two. Some companies also pay additional fees for service on board committees or in board leadership roles. We do not support non-executive directors participating in performance-based incentive plans as doing so may create a conflict of interest and undermine their independence from management, whom they oversee.
Capital structure
Boards are responsible for ensuring senior executive leadership has established a capital strategy that achieves appropriate capital allocation in support of long-term financial resilience.
Where company practices diverge from those set out below, we look for companies to disclose why they view these practices to be aligned with shareholders’ interests. We may vote against management proposals seeking capital-related authorities, or the election of the most senior independent director, if we have concerns about a company’s approach. We may also support a shareholder proposal seeking conversion of shares with differentiated voting rights to a one-share, one-vote standard.
Share issuance
We assess requests for share issuance for particular transactions on a case-by-case basis. We will generally support authorities to issue shares when subject to pre-emptive rights, and up to 20% absent pre-emptive rights. We consider it good practice for companies to seek regular approvals of these authorities to allow shareholders to take into consideration how prior authorities were used, as well as the current circumstances of the company and the market environment.
Share buybacks
We assess share buyback proposal in the context of the company’s disclosed capital management strategy and management’s determination of the appropriate balance between investment that supports the long-term growth of the company and returning cash to investors. We also take into consideration the effect of a buyback program on the company’s balance sheet and executive compensation arrangements and the price at which shares are repurchased relative to market price. We consider it good practice for companies to seek regular approval of these authorities to allow shareholders to take into consideration how prior authorities were used, as well as the current circumstances of the company and the market environment.
Dividends
We generally defer to management and the board on dividend policy but may engage to seek further clarification where a proposed dividend appears out of line with the company’s financial position.

Differentiated voting rights
We prefer companies to adopt a one-share, one-vote structure for share classes with the same economic exposure. Certain companies, particularly those new to public markets, could make the case to adopt a differentiating voting rights structure, or dual class stock. In those situations, we encourage companies to evaluate and seek approval for their capital structure on a periodic basis.
Transactions and special situations
We monitor developments in transactions and special situations closely and undertake our own detailed analyses of proposals.
Mergers and acquisitions
We evaluate proposed mergers or acquisitions by assessing the financial outcome for our clients as minority shareholders. Management should provide an assessment of the proposed transaction’s strategic and financial rationale, along with its execution and operational risks. We review each transaction independently based on these factors and the degree to which the transaction enhances shareholder value. The board might consider establishing an ad hoc transaction committee to undertake an independent assessment of a significant merger or acquisition, in advance of making its recommendation to shareholders.
We will vote against transactions that, in our assessment, do not advance our clients’ financial interests.
Anti-takeover defenses
In principle, we do not support companies using anti-takeover defenses, also known as poison pills or shareholder rights plans, as they can entrench management and boards which have not delivered long-term shareholder value. By exception, a poison pill may be supported if its purpose is to delay a takeover that is considered sub-optimal and enable management to seek an improved offer. Similarly, management could make the case to use a poison pill to block a shareholder activism campaign that may be counter to the interests of other investors. Defense mechanisms introduced in these circumstances should be limited in term and threshold, and also be closely monitored by the independent members of the board. We consider it good practice for companies to put to a shareholder vote any mechanisms expected to be in place for more than 12 months.
Shareholder activism
When companies are the focus of an activism campaign, we may communicate with the activist to understand their analysis and objectives, once they have publicly disclosed their campaign. We may also engage with company management and possibly board members, especially those the activist may be seeking to replace. In our assessment, we evaluate various factors, including the concerns raised by the activist and the case for change; the quality of both the activist’s and management’s plans; and the qualifications of each party’s candidates. We evaluate each contested situation by assessing the potential financial outcome for our clients as minority shareholders.
We may support board candidates nominated by a shareholder activist if BAIS, in its independent judgment, or the relevant portfolio manager have determined that there is a case for change to enhance shareholder value, or if the incumbent board members do not demonstrate the relevant skills and expertise or have a poor track record of protecting shareholders’ interests.
Significant shareholders and related party transactions
Boards of companies with affiliated shareholders or directors should give equitable consideration to the interests of all shareholders when evaluating related party transactions.
We consider it good practice for transactions with related parties, such as significant shareholders or companies affiliated with the public company, to be disclosed in detail and conducted on terms similar to what would objectively have been agreed with a non-related party. In our view, such transactions should be reviewed and approved by the independent members of the board, and if voted on, only disinterested shareholders should vote.

Corporate reporting, risk management and audit
Investors depend on corporate reporting, both regulatory and voluntary, to understand a company’s strategy, its implementation and financial performance, as well as to assess the quality of management and operations and potential for the company to create shareholder value over time. We consider it good practice for the board to oversee corporate reporting and the policies and procedures underpinning the internal audit function and external audit.
A company’s financial reporting should provide decision-useful information for investors, and other stakeholders, on its financial performance and position. It should provide an accurate and balanced assessment of the risks and opportunities the company faces in realizing its long-term strategy. Accordingly, the assumptions made by management and reviewed by the auditor in preparing the financial statements should be reasonable and justified. Financial statements should be prepared in accordance with globally developed reporting standards and any divergence from generally accepted accounting principles should be explained in detail and justified. Accounting restatements should be explained in detail and any remedial actions, and the implications of these, disclosed.
In this context, audit committees play a vital role in a company’s financial reporting system by providing independent oversight of the accounts, material financial and, where appropriate to the jurisdiction, non-financial information, internal control frameworks and Enterprise Risk Management systems. In our view, effective audit committee oversight strengthens the quality and reliability of a company’s financial statements and provides an important level of reassurance to shareholders. Audit committees should have a procedure in place for assessing the independence of the auditor and the quality of the external audit process annually.
Similarly, we encourage companies to disclose material sustainability-related factors that are integral to how a company manages risks or generates revenue. BAIS finds it helpful to our understanding when companies provide robust, standardized disclosures on their material sustainability-related risks and opportunities. The International Sustainability Standards Board (ISSB) is one entity working to meet these objectives through its reporting standards, which may be helpful to companies in preparing such reports.9 However, we do not mandate reporting requirements under standards specified by policy makers.10
Companies should establish robust risk management and internal control processes appropriate to the company’s business, risk tolerance, and regulatory environment. A credible whistleblowing system for employees, and potentially other stakeholders, can be a useful mechanism for ensuring that senior management and the board are aware of potential misconduct or breaches in risk management and internal control processes.
A comprehensive audit conducted by an independent audit firm contributes to investor confidence in the quality of corporate reporting. It is helpful when the audit report gives some insight into the scope and focus of the audit, as well as any critical audit matters identified and how these were resolved. A comprehensive and effective audit is time and resource intensive, and the audit fee should be commensurate. Fees paid to the audit firm for non-audit consulting should not exceed the audit fee to a degree that may prompt concerns about the independence of the audit. The audit committee should explain its position on auditor tenure and how it confirmed that the auditor remained independent.
We may vote against the election of the responsible directors if corporate reporting is insufficient or there are material misstatements in financial reports. In markets where relevant, we may vote against a proposal to approve the financial statements or the discharge of the board when we are concerned about the quality of corporate reporting or the audit. We may vote against proposals to appoint the auditor, ratify the audit report, or approve the audit fee if we are concerned about the auditor’s independence, the quality of the audit, or there are material misstatements in financial reports and the board has not yet established reasonable remediation plans.

9 The ISSB is an independent standard-setting body within the International Financial Reporting Standards (IFRS) Foundation. Please refer to the IFRS website to learn more about the framework and standards S1”General Requirements for Disclosure of Sustainability-related Financial Information” and S2 “Climate-related Disclosures.”
10 See, for examples, https://www.ifrs.org/news-and-events/news/2025/06/ifrs-foundation-publishes-jurisdictional-profiles-issb-standards/ and https://finance.ec.europa.eu/capital-markets-union-and-financial-markets/company-reporting-and-auditing/company-reporting/corporate-sustainability-reporting_en

Shareholder rights and protections
General shareholder meetings
Companies normally have an annual general meeting of shareholders at which routine and non-routine items of business are discussed and voted on by shareholders in attendance or submitting proxy votes. Companies should disclose materials relevant to the shareholder meeting sufficiently in advance so that shareholders can take them into consideration in their voting decisions. Many companies offer shareholders the option of participating in the meeting virtually, which, whilst welcome, should not limit the rights of shareholders to participate as they would during an in-person meeting.
We may vote against directors when materials related to the business of the shareholder meeting are not provided in a timely manner or do not provide sufficient information for us to make an informed voting decision. We may vote against directors if the format of the shareholder meeting does not accommodate reasonable shareholder participation.
Bylaw amendments
We review bylaw amendments proposed by management on a case-by-case basis and will generally support those that are aligned with the interests of minority shareholders. Any material changes to the bylaws should be explained in detail and put to a shareholder vote.
We may vote against bylaw amendments that reduce shareholder rights and protections or introduce additional burdens. We may vote against directors if material changes are made to the bylaws without shareholder approval.
If not provided for in relevant corporate law, company bylaws should allow shareholders, individually or as a group, with a meaningful shareholding, the right to call a special meeting of shareholders. The shareholding required to exercise this right should balance its utility with the cost to the company of holding special meetings.
If not provided for in the relevant corporate law, company bylaws should allow shareholders, individually or as a group, with a meaningful shareholding, the right to nominate directors to the company’s board. The threshold for this right should be set so that shareholders can exercise it without being unduly disruptive to the board’s own nomination process.
Whilst we would not use either of these rights ourselves, we see them as important accountability mechanisms. We may vote for a shareholder proposal seeking the addition of either of these provisions to a company’s bylaws.
Change of domicile
We generally defer to management on proposals to change a company’s domicile as long as the rationale for doing so is consistent with the company’s long-term strategy and business model and the related costs are immaterial.
We may vote against directors or a proposal to change a company’s domicile where it does not seem aligned with our clients’ financial interests.
Changes to a company’s purpose or the nature of its business
Plans to materially change the nature of a company’s business or its purpose should be disclosed and explained in the context of long-term strategy and business dynamics. Such changes may significantly alter an investor’s views on the suitability of a company for their investment strategy or portfolio.
Where relevant, we may vote against proposals to change a company’s purpose or the nature of its business if the board has not provided a credible argument for change.
Shareholder proposals
Shareholders in many markets, who meet certain eligibility criteria, have the right to submit proposals to the general shareholder meeting asking a company to take a particular course of action subject to the proposals being supported by a majority of votes cast at the meeting. The topics raised can address a range of matters that may be relevant to a company’s business.

We vote on these proposals on a case-by-case basis. We assess the relevance of the topic raised to a company’s business and its current approach, whether the actions sought are consistent with shareholders’ interests, and what impact the proposal being acted upon might have on financial performance.
Our general approach where we have concerns about a company’s governance, disclosure or performance is to engage to understand the apparent difference in perspective. If we are concerned a company is not acting in shareholders’ financial interests, we may vote against the election of directors. We may support a relevant shareholder proposal if doing so is aligned with our clients’ financial interests. We generally do not support shareholder proposals that are legally binding on the company, seek to alter a company’s strategy or direct its operations, or are unrelated to how a company manages risk or generates financial returns.
BlackRock is subject to rules, regulations, agency guidance and contractual agreements that place restrictions and limitations on how we can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals. We do not submit shareholder proposals but can vote, on behalf of clients who authorize us to do so, on proposals put forth by others.
Corporate political activities
A corporation’s ability to engage in the policy process is subject to rules and regulations set by the jurisdictions in which they engage. When a corporation reports material financial risk related to policy and or regulatory changes, BAIS may seek to understand how it is addressing the material risk identified. We seek to understand how companies engage in corporate political activities and ensure that their participation is consistent with their public statements on policy matters material to the company’s long-term strategy. The board should be aware of the approach taken by management on corporate political activities as there can be reputational risks arising from in consistencies between a company’s policy engagement and stated policy positions. Companies should, as a minimum, meet all regulatory disclosure requirements on political activities. We may engage a company where we would like to better understand its approach to policy engagement, where relevant.
To mitigate the risk of inconsistencies, companies may wish to assess the alignment between their policy priorities and the policy positions of the trade associations of which they are active members and any engagements undertaken by trade associations on behalf of members.
We may support a relevant shareholder proposal, or vote against directors, where a company’s disclosures are insufficient to address the material risk it has identified.
Material sustainability-related risks and opportunities
We seek to understand how companies manage the material risks and opportunities inherent in their business operations. In our experience, sustainability-related factors11 that are relevant to a company’s business or material to its financial performance, are generally operational considerations embedded into day-to-day management systems. Certain sustainability issues may also inform long-term strategic planning, for example, investing in product innovation in anticipation of changing consumer demand or adapting supply chains in response to changing regulatory requirements.
We recognize that the specific sustainability-related factors that may be financially material or business relevant will vary by company business model, sector, key markets, and time horizon, amongst other considerations. From company disclosures and our engagement, we aim to understand how management is identifying, assessing and integrating material sustainability-related risks and opportunities into the business decision-making and practices. Doing so helps us undertake a more holistic assessment of a company’s potential financial performance and the likely risk-adjusted returns of an investment.

11 By material sustainability-related risks and opportunities, we mean the drivers of risk and financial value creation, in a company’s business model that have an environmental or social dependency or impact. Examples of environmental issues include, but are not limited to, water use, land use, waste management, and climate risk. Examples of social issues include, but are not limited to, human capital management, impacts on the communities in which a company operates, customer loyalty, and relationships with regulatory. It is our view that well-managed companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. Governance is the core means by which boards can oversee the creation of durable financial value over time. Appropriate risk oversight of business-relevant and material sustainability-related considerations is a component of a sound governance framework.

We may vote against directors or support a relevant shareholder proposal if we have concerns about how a company is managing or disclosing its approach to material sustainability-related risks that may impact financial returns.
Key stakeholders
In our view, companies should understand and take into consideration the interests of the various parties on whom they depend for their success over time. It is for each company to determine their key stakeholders based on what is material to their business and long-term financial performance. For many companies, key stakeholders include employees, business partners (such as suppliers and distributors), clients and consumers, regulators, and the communities in which they operate. Companies that appropriately balance the interests of investors and other stakeholders are, in our experience, more likely to be financially resilient over time.
Climate and decarbonization investment objectives
Certain active BlackRock funds have climate and decarbonization objectives in addition to financial objectives. Consistent with the objectives of those investment strategies, our stewardship activity in relation to the holdings in those funds differs in some respects from BAIS’ benchmark guidelines, which are described above. Specifically, for those funds’ holdings, we look to investee companies to demonstrate that they are aligned with a decarbonization pathway that means their business model would be viable in a low-carbon economy, i.e., one in which global temperature rise is limited to 1.5 degrees Celsius above pre-industrial levels. In addition, clients in separately managed accounts may instruct BlackRock to apply these guidelines to their holdings. Both in the case of funds and separately managed accounts, these guidelines are only implemented upon explicit selection and approval by the applicable fund board or client.
These decarbonization stewardship guidelines focus on companies which produce goods and services that contribute to real world decarbonization or have a carbon intensive business model and face outsized impacts from the low carbon transition, based on reported and estimated scopes 1, 2, and 3 greenhouse gas emissions. These companies should provide disclosures that set out their governance strategy, risk management processes and metrics and targets relevant to decarbonization. It is helpful to investors’ understanding when these disclosures include an explanation of the decarbonization scenarios a company using its near- and long-term planning, as well as its scope 1, scope 2, and material scope 3 greenhouse gas (GHG) emissions and reduction targets for scope 1 and 2 emissions.
Under these climate- and decarbonization-specific guidelines, BAIS may recommend a vote against directors or support for a relevant shareholder proposal if a company does not appear to be adequately acting to address or disclosing material climate-related risks, consistent with the parameters set out in these climate- and decarbonization-specific guidelines. We may recommend supporting shareholder proposals seeking information relevant to a company’s stated low-carbon transition strategy or targets that the company does not currently provide and that would be helpful to investment decision-making. We would not recommend support for shareholder proposals that seek to constrain board or management decision-making or direct specific business or strategic decisions. As under the BAIS benchmark approach, the active portfolio managers are ultimately responsible for voting consistent with their investment mandate and fund objectives. For the funds and accounts in scope, voting on matters not related to climate risk and the energy transition is undertaken in line with BAIS’ benchmark guidelines.
Appendix 1: How we fulfill and oversee our investment stewardship responsibilities for non-index equity investment strategies
The Global Head of BAIS has primary oversight of and responsibility for the team’s activities, including voting in accordance with the BlackRock Active Investment Stewardship Global Engagement and Voting Guidelines (the “Guidelines”), which require the application of professional judgement and consideration of each company’s unique circumstances, as well as input from active investors. BAIS is independent from BlackRock Investment Stewardship in our engagement and voting activities, reporting lines, and oversight.
The Stewardship Leaders Group, comprised of senior active investors and other relevant stakeholders in BlackRock’s legal, public policy, sustainability and communications teams, helps share the firm’s approach to investment stewardship on non-index equity investment strategies. The Group may advise on and review amendments to BAIS’ policies and practices. It does not determine voting decisions, which are the responsibility of BAIS and the relevant active equity investors.

BAIS carries out engagement with companies in collaboration with active investment colleagues, executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the Guidelines. BAIS also conducts research on corporate governance issues and participates in industry discussions to contribute to and keep abreast of important developments in the corporate governance field. BAIS may use third parties for certain of the foregoing activities and performs oversight of those third parties (see “Use and oversight of third-party vote service providers” below).
Voting guidelines and vote execution
BlackRock votes on proxy issues when our clients authorize us to do so. We carefully consider the voting items submitted to funds and other fiduciary account(s) (Fund or Funds) for which we have voting authority. BlackRock votes or refrains from voting) for each Fund for which we have voting authority based on our evaluation of the alignment of the voting items with the long-term economic interests of our clients, in the exercise of our independent business judgment, and without regard to the relationship of the issuer (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures,” below).
When exercising voting rights, BAIS will normally vote on specific proxy issues in accordance with the Guidelines, although portfolio managers have the right to vote differently on their holdings if they determine do so is more aligned with the investment objective and financial interests of clients invested in the funds they manage.
The Guidelines are not intended to be exhaustive. BAIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, the Guidelines do not indicate how BAIS will vote in every instance. Rather, they reflect our view about corporate governance issues generally, and provide insight into how we typically approach issues that are commonly put to a shareholder vote. The Guidelines are reviewed annually and updated as necessary to reflect changes in market practices, developments in corporate governance and feedback from companies and clients. In this way, BAIS aims to maintain policies that explain our approach to governance practices most aligned with clients’ long-term financial interests.
In certain markets, proxy voting involves logistical issues which can affect BAIS’ ability to vote such proxies, as well as the desirability of voting such proxies. These issues include, but are not limited to: i) untimely notice of shareholder meetings; ii) restrictions on a foreigner’s ability to exercise votes; iii) requirements to vote proxies in person; iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings from the point at which votes are submitted until after the after the shareholder meeting has occurred); v) potential difficulties in translating the proxy; vi) regulatory constraints; and vii) requirements to provide local agents with powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.
BlackRock votes proxies in these situations on a “best-efforts” basis. In addition, BAIS may determine that it is generally in the interests of BlackRock’s clients not to vote proxies (or not to vote our full allocation) if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.
Voting Choice
BlackRock offers Voting Choice, a program that provides eligible clients with more opportunities to participate in the proxy voting process where legally and operationally viable.
Voting Choice is currently available for eligible clients invested in certain institutional pooled funds in the U.S., UK, and Canada that use systematic active equity (SAE) and multi-asset strategies. In addition, institutional clients in separately managed accounts (SMAs) are eligible for BlackRock Voting Choice regardless of their investment strategies.12
As a result, the shares attributed to BlackRock in company share registers may be voted differently depending on whether our clients have authorized BAIS to vote on their behalf, have authorized BlackRock to vote in accordance with

12 With Voting Choice, SMAs have the ability to select from a set of voting policies from third-party proxy advisers the policy that best aligns with their views and preferences. BlackRock can then use its proxy voting infrastructure to cast votes based on the client’s selected voting policy.

a third-party policy, or have elected to vote shares in accordance with their own policy. Our clients have greater control over proxy voting because of Voting Choice.13
Use and oversight of third-party vote services providers
Third-party vote services providers – or proxy research firms - provide research and recommendations on proxy votes, as well as voting infrastructure. BlackRock contracts primarily with the vote services provider ISS and leverages its online platform to supply research and support voting, record keeping, and reporting processes. We also use Glass Lewis’ research and analysis as an input into our voting process. It is important to note that, although proxy research firms provide important data and analysis, BAIS does not rely solely on their information or follow their voting recommendations. A company’s disclosures, our engagements and voting, investment colleagues’ insights and our Guidelines are important inputs into our voting decisions on behalf of clients.
Given the large universe of actively held companies, BAIS employs the proxy services provider to streamline the voting process by making voting recommendations based on BAIS’ Guidelines when the items on a shareholder meeting agenda are routine. Agenda items that are not routine are referred back to BAIS to assess, escalate as necessary to the relevant portfolio managers and vote. BAIS reviews and can override the recommendations of the vote services provider at any time prior to the vote deadline. Both BAIS and the vote services provider actively monitor securities filings, research reports, company announcements, and direct communications from companies to ensure awareness of supplemental disclosures and proxy materials that may require a modification of votes.
BAIS closely monitors the third-party vote services providers we contract with to ensure that they are meeting our service level expectations and have effective policies and procedures in place to manage potential conflicts of interest. Our oversight of service providers includes regular meetings with client service teams, systematic monitoring of vendor operations, as well as annual due diligence meetings in accordance with BlackRock’s firmwide policies.
Conflicts management policies and procedures
BlackRock maintains policies and procedures that seek to prevent undue influence on BAIS’ proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:
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BlackRock clients who may be issuers of securities or proponents of shareholder resolutions
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BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions
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BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock
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Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock
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Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock
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BlackRock, Inc. board members who serve as senior executives or directors of public companies held in Funds managed by BlackRock
BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:
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Adopted these Guidelines which are designed to advance our clients’ long-term financial interests in the companies in which BlackRock invests on their behalf
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Established a reporting structure that separates BAIS from employees with sales, vendor management, or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given preferential treatment or differentiated access. BAIS prioritizes engagements based on factors including, but not limited to, our need for additional information to make a more informed voting decision or to better understand a company's perspectives on financially material risks and opportunities. Within the normal course of business, BAIS may engage directly with BlackRock clients, business

13 BlackRock does not disclose client information, including a client’s selection of proxy policy, without client consent.

partners and/or third parties, and/or with employees with sales, vendor management, or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met
•
Determined to engage, in certain instances, an independent third-party voting service provider to make proxy voting recommendations as a further safeguard to avoid perceived or potential conflicts of interest, to satisfy regulatory requirements, or as may be otherwise required by applicable law. In such circumstances, the independent third-party voting service provider provides BlackRock with recommendations, in accordance with the Guidelines, as to how to vote such proxies. BlackRock uses an independent third-party voting service provider to make proxy voting recommendations for shares of BlackRock, Inc. and companies affiliated with BlackRock, Inc. BlackRock may also use an independent third-party voting service provider to make proxy voting recommendations for certain perceived or potential conflicts of interest, including:
•
public companies that include BlackRock employees on their boards of directors
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public companies of which a BlackRock, Inc. board member serves as a senior executive or a member of the board of directors
•
public companies that are the subject of certain transactions involving BlackRock Funds
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public companies that are joint venture partners with BlackRock, and
•
public companies when legal or regulatory requirements compel BlackRock to use an independent third-party voting service provider
In selecting an independent third-party voting service provider, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and make recommendations in the economic interest of our clients in accordance with the Guidelines, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned recommendations in a timely manner. We may engage more than one independent third-party voting service provider, in part to mitigate potential or perceived conflicts of interest at a single voting service provider.
Securities lending
If authorized, BlackRock acts as a securities lending agent on behalf of its clients. Securities lending is a well-regulated practice that contributes to capital market efficiency. It also enables funds to generate additional returns which in turn may allow fund providers to offset fund expenses.
With regard to the relationship between securities lending and proxy voting, BlackRock cannot vote shares on loan and may determine to recall them to allow for voting. This decision is guided by our fiduciary duty as an asset manager to our clients in helping them achieve their investment goals. While this has occurred in a limited number of cases, the decision to recall securities on loan as part of BlackRock’s securities lending program in order to vote is based on an evaluation of various factors that include, but are not limited to, assessing potential securities lending revenue alongside the potential long-term financial value to clients of voting those securities (based on the information available at the time of recall consideration). BAIS works with active portfolio managers, as well as colleagues in the Securities Lending team, to evaluate the costs and benefits to clients of recalling shares on loan.
In almost all instances, BlackRock anticipates that the potential long-term financial value to clients of voting shares would not warrant recalling securities on loan. However, in certain instances, BlackRock may determine, in our independent business judgment as a fiduciary, that the value of voting outweighs the securities lending revenue loss to clients and would therefore recall shares to be voted in those instances.
Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.
Reporting and vote transparency
BAIS is committed to transparency in the stewardship work we do on behalf of clients. We inform clients about our engagement and voting policies and activities through direct communication and disclosure on our website.
Want to know more?
blackrock.com/stewardship | contactstewardship@blackrock.com

This document is provided for information purposes only and is subject to change. Reliance upon this information is at the sole discretion of the reader.
Prepared by BlackRock, Inc.

Index Equity Fund Proxy Voting Policy

Procedures Governing Delegation of Proxy Voting to Fund Advisers
Effective Date: January 1, 2025
Last Review Date: September 16, 2025
Applies to the following types of Funds registered under the 1940 Act:
F053 Index Equity Mutual Funds and Exchange-Traded Funds
F0A3 Open-End Active and Fixed Income Index Mutual Funds and Exchange-Traded Funds
F0A3 Money Market Funds
F0A3 Closed-End Funds
F0A3 Other
Objective and Scope
Set forth below is the Index Equity Fund Proxy Voting Policy.
Policy / Document Requirements and Statements
The Boards of Trustees/Directors (“Directors”) of certain open-end funds (the “Funds”) advised by BlackRock Fund Advisors or BlackRock Advisors, LLC (“BlackRock”), have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate the responsibility to vote proxies to BlackRock, subject to the principles outlined in this Policy, as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements.
BlackRock has adopted the BlackRock Investment Stewardship Global Principles for Benchmark Policies (as from time to time amended, the “Guidelines”) governing proxy voting by index equity Funds managed by BlackRock, except for the iShares Core S&P 500 ETF. In addition, BlackRock has adopted guidelines and procedures (as from time to time amended, the “BlackRock Climate and Decarbonization Stewardship Guidelines”) governing proxy voting for matters covered in the BlackRock Climate and Decarbonization Stewardship Guidelines by the Funds listed in Appendix A.
BlackRock will cast votes on behalf of each of the Funds covered by this policy on specific proxy issues in respect of securities held by each such Fund (or may refrain from voting) in accordance with the Guidelines and the BlackRock Climate and Decarbonization Stewardship Guidelines, as applicable.
Conflicts Management
BlackRock Investment Stewardship (“BIS”) maintains policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity and to mitigate material conflicts of interest in the exercise of proxy voting responsibilities. Potential material conflicts, and the resultant potential for undue influence, might be due to a relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock,

BlackRock’s affiliates or employees, or a Fund or a Fund’s affiliates. BlackRock has taken certain steps to mitigate potential conflicts, which are outlined in detail in the Guidelines. In mitigating conflicts, BIS will adhere to the Guidelines.
In certain instances, BIS will engage an independent third-party voting service provider to make proxy voting recommendations as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law.
With respect to the relationship between securities lending and proxy voting, shares on loan cannot be voted and BlackRock may determine to recall them for voting, as guided by BlackRock’s fiduciary responsibility to act in clients’ financial interests. The Guidelines set forth BlackRock’s approach to recalling securities on loan in connection with proxy voting.
Reports to the Board
BlackRock will report on an annual basis to the Directors on (1) a summary of the proxy voting process as applicable to the Funds covered by this policy in the preceding year together with a representation that all votes were in accordance with the Guidelines and the BlackRock Climate and Decarbonization Stewardship Guidelines, as applicable (2) any material changes to the Guidelines and the BlackRock Climate and Decarbonization Stewardship Guidelines, including material changes to conflicts management practices, that have not previously been reported.
Appendix A
iShares Climate Conscious & Transition MSCI USA ETF iShares ESG
Advanced MSCI EAFE ETF
iShares ESG Advanced MSCI EM ETF iShares ESG
Advanced MSCI USA ETF iShares ESG MSCI EM
Leaders ETF iShares ESG MSCI USA Leaders ETF
iShares MSCI ACWI Low Carbon Target ETF iShares MSCI
KLD 400 Social ETF
iShares MSCI USA ESG Select ETF
iShares Paris-Aligned Climate MSCI USA ETF
iShares Paris-Aligned Climate MSCI World ex USA ETF
Dodge & Cox
PROXY VOTING POLICIES AND PROCEDURES
Revised February 26, 2025
The Dodge & Cox Funds have authorized Dodge & Cox to vote proxies on behalf of the Dodge & Cox Funds pursuant to the following Dodge & Cox Proxy Voting Policies and Procedures. To the extent issues are not covered by the Dodge & Cox Proxy Voting Policies and Procedures, the Dodge & Cox Funds have authorized Dodge & Cox to vote their proxies in its absolute discretion after taking into consideration the best interests of the Dodge & Cox Funds and their shareholders.
The following Proxy Voting Policies and Procedures (“Policies and Procedures”) have been adopted by Dodge & Cox, a California corporation (“Dodge & Cox”), an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”). Dodge & Cox’s clients include Dodge & Cox Funds (the “Trust”), an investment company registered with the SEC under the Investment Company Act of 1940, as amended (“1940 Act”), consisting of seven series (Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, Dodge & Cox Global Bond Fund, and Dodge & Cox Emerging Markets Stock Fund collectively, the “Funds”), Dodge &

Cox Worldwide Funds plc, a UCITS umbrella fund registered in Ireland and consisting of four sub-funds (Dodge & Cox Worldwide Funds plc – Global Stock Fund, Dodge & Cox Worldwide Funds plc – U.S. Stock Fund, Dodge & Cox Worldwide Funds plc – Global Bond Fund, and Dodge & Cox Worldwide Funds plc – Emerging Markets Stock Fund), as well as individuals, corporations and pension plans subject to the Employee Retirement Income Security Act of 1974 (“ERISA”).
These Policies and Procedures are adopted to ensure compliance by Dodge & Cox with Rule 206(4)-6 under the Advisers Act, Rule 30b1-4 and Form N-1A under the 1940 Act, and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff. Dodge & Cox follows these Policies and Procedures for each of its clients as required under the Advisers Act and other applicable laws, unless expressly directed by a client in writing to refrain from voting that client’s proxies (or as otherwise agreed with Dodge & Cox). To the extent issues are not covered by the Policies and Procedures, Dodge & Cox will vote proxies in its absolute discretion after taking into consideration the best interests of its clients (i.e., the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.).
General Policy
Dodge & Cox maintains a policy of voting proxies in a way which, in Dodge & Cox’s opinion, best serves the interest of its clients in their capacity as shareholders of a company. Dodge & Cox believes that this is consistent with SEC and U.S. Department of Labor guidelines, which state that an investment manager’s primary responsibility as a fiduciary is to vote in the best interest of its clients. As an investment manager, Dodge & Cox is primarily concerned with maximizing the value of its clients’ investment portfolios. Dodge & Cox typically votes in support of company management, but votes against proposals that Dodge & Cox believes would negatively impact the long-term value of its clients’ shares of a company.
In those instances in which Dodge & Cox has been given full discretion with regard to proxies, Dodge & Cox votes based on the principle of maximizing shareholder value, as described above.
Proxy Decision-Making Process
All proxies are reviewed by Dodge & Cox’s designated Proxy Officer or delegate. Proxies are also reviewed by a Global Industry Analyst when deemed appropriate by the Proxy Officer or delegate. A delegate may include a third party vendor hired to implement the Dodge & Cox Proxy Voting Policy. The Proxy Officer or delegate votes the proxies according to these guidelines and consults the Proxy Policy Committee (which generally consists of the Proxy Officer, Global Industry Analysts, a subset of the firm’s investment committees, and members of the Legal, and Compliance Departments) when necessary. When an issue is not clearly covered by these guidelines, and when deemed appropriate by the Proxy Officer or delegate, the proposal may be referred to one or more members of the Proxy Policy Committee for review, who then decide on an appropriate vote or may recommend further review by the relevant investment committee.
Dodge & Cox has retained the services of an outside proxy administrator to administer proxy voting and reporting for Dodge & Cox’s clients. Dodge & Cox votes each proxy while the proxy administrator ensures that the decisions are implemented for each client. Additionally, Dodge & Cox has retained the services of two outside proxy research firms to provide Dodge & Cox with research relating to proxy issues and to make proxy voting recommendations. The Proxy Officer or delegate is responsible for: (i) voting the proxies of clients subject to these Policies and Procedures; (ii) overseeing the outside proxy administrator; (iii) implementing these Policies and Procedures; (iv) consulting with Global Industry Analysts when deemed appropriate for the relevant portfolio security (and the Proxy Policy Committee if necessary); and (v) maintaining proxy voting records.
Limitations Relating to Proxy Voting
While Dodge & Cox uses reasonable efforts to vote proxies, in certain circumstances it may be impractical or impossible to do so. For example, when a client has loaned securities to a third party, such securities are not readily available for proxy voting and Dodge & Cox will not recall those securities to vote them absent exceptional circumstances. Securities lending programs may also prevent voting for clients who have lent securities in certain markets where split voting (different vote recommendations for one meeting for the same beneficial owner) is not allowed. Dodge & Cox may also be prohibited from voting certain shares or may be required to vote certain shares in proportion to other shareholders under applicable state, federal, or non-U.S. regulatory requirements, company governance provisions, or for other reasons.
Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among non-U.S. markets in which Dodge & Cox invests on behalf of its clients. Dodge & Cox will cast votes in a manner believed to be consistent with these Policies and Procedures, while taking into account differing practices by market. Some non-U.S. markets require that securities be “blocked” or registered to vote at a company’s meeting. Absent an issue of compelling importance, Dodge & Cox will generally not subject Dodge & Cox clients to the loss of liquidity imposed by these requirements. Additionally, Dodge & Cox may not be able to vote proxies in connection with certain holdings of non-U.S. securities if Dodge & Cox does not receive information about the meeting in time to vote the proxies or does not meet the requirements necessary to vote the securities. The costs of voting (e.g., custodian fees, vote agency fees, information gathering) in non-U.S. markets may be substantially higher than for U.S. holdings. As such, Dodge & Cox may limit its voting of non-U.S. holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.
Proxy Voting Guidelines
PLEASE NOTE: The examples below are provided to give a general indication as to how Dodge & Cox will vote proxies on certain issues. These examples do not address all potential voting issues or the intricacies that may surround individual proxy votes, and actual proxy votes may differ from the guidelines presented here. Dodge & Cox will typically vote against proposals that do not include enough information to allow a reasonable evaluation of the proposal’s merits. Governance practices and market standards not outlined below may be taken into consideration as well. It is also important to note that the proxy voting policies described herein may at times be inconsistent with our investment decisions.
I. Routine Business
Dodge & Cox considers the reputation, experience, and competence of a company's management and board when it researches and evaluates the merits of investing in a particular security. Dodge & Cox will typically vote in accordance with management on the items below and other routine issues when adequate information on the proposal is provided. When in the view of Dodge & Cox, adequate information is not provided, Dodge & Cox will generally choose to abstain or vote against such proposals. Dodge & Cox will typically vote against shareholder proposals that require a company to pay a dividend, as the decision to return excess cash is best made by a company’s management.
A. Approval of Auditors (unless a change is not satisfactorily explained) and Compensation in Line with Prevailing Practice.
B. Change Date and Place of Annual Meeting (if not associated with a takeover).
C. Change in Company Name.
D. Approval of Financial Statements.
E. Payment or Distribution of Dividends.
F. Other Business (domestic companies).
G. Other Business (non-U.S. companies).
Dodge & Cox will typically vote against other business proposals in non-U.S. markets, as it is usually difficult to determine whether the items raised under other business would be beneficial to shareholders.
H. Amend Bylaws / Articles of Association.
Dodge & Cox will generally support the amending of an issuer’s bylaws / articles of association to bring them in line with local laws and regulations. Dodge & Cox will also generally support management proposals to amend bylaws / articles if Dodge & Cox believes that the proposed amendments would have a neutral or positive effect on the value of the issuer’s shares. Dodge & Cox will vote against proposals that Dodge & Cox believes would negatively impact the long-term value of its clients’ shares of a company. In situations where a number of amendments to the bylaws and/or articles are presented as a bundled proposal, Dodge & Cox may vote against the bundled proposal if we would normally vote against any single portion of the bundled proposal had the amendments been presented individually.
I. Related Party Transactions.
Dodge & Cox will review related party transactions on a case-by-case basis.
II. Capitalization / Reorganization
A. Issuance of Securities to Meet Ongoing Corporate Needs.
B. Approve Stock Split.
C. Share Repurchase Authorization.
D. Cancel Treasury Shares (in connection with a Share Repurchase Program).
Dodge & Cox considers the reputation, experience, and competence of a company's management and Board when it researches and evaluates the merits of investing in a particular security. Dodge and Cox reviews each capitalization proposal to evaluate whether the proposal is overly dilutive. In general, Dodge & Cox will typically vote in accordance with management on the above-referenced and similar issues. When a shareholder proposal pertains to one of the above issues and management opposes the proposal, Dodge & Cox will typically vote against the proposal.
E. Issuance of Blank Check Preferred.
Dodge & Cox supports management’s ability to raise capital to meet ongoing business needs. However, the ability to issue large blocks of securities for any purpose without shareholder approval can be detrimental to shareholder value. A company can issue and place large blocks of stock in "friendly" hands to thwart or deter an unwanted takeover. Dodge & Cox typically supports provisions where a company expressly states that the securities would not be used as a takeover defense or carry special voting rights.
F. Reincorporation.
Dodge & Cox generally supports management's decision to reincorporate in another location for reasons other than to prevent takeover attempts.
III. Compensation
A. Compensation, Stock Option, Employee Stock Purchase Plans, and Savings Plans that are Generally in Line with Prevailing Practice.
Dodge & Cox typically supports measures that enable companies to attract and retain key employees and directors. Dodge & Cox reviews each compensation plan to evaluate whether the plan overly dilutes shareholder value. Dodge & Cox uses two independent proxy research firms that provide research on proxy issues as a source to help determine the dilutive effects of each plan. Dodge & Cox favors plans that reward long-term performance and align management and shareholders’ interests. Dodge & Cox will typically vote against any proposal to authorize replacement or repricing of underwater options or issuance of options with an exercise price below the stock’s current market price.
B. Golden Parachutes / Severance Agreements.
Provisions for “golden parachutes” and severance agreements are evaluated on a case-by-case basis using internal standards. Dodge & Cox generally supports golden parachutes when it believes that they will enable the company to attract and retain key executives. Dodge & Cox will generally vote against severance agreements that provide excessive payouts or provisions such as excise tax gross-ups or the accelerated vesting of equity awards upon a broad definition of “change-in-control” (e.g., “single-trigger”).
C. Claw-Back of Incentive Compensation.
Dodge & Cox typically votes against shareholder claw-back proposals where the company has an existing claw-back policy. Proposals will be reviewed on a case-by-case basis where the company has not previously adopted a claw-back policy. In evaluating claw-back shareholder proposals, Dodge & Cox will consider whether the company has a history of financial restatements, material financial problems, and any other factors deemed relevant.

D. Advisory Votes on Compensation.
Dodge & Cox typically supports management’s discretion to set compensation for executive officers and will generally vote in favor of the compensation practices of the companies in which it invests so long as Dodge & Cox believes that the plans align management and shareholders’ interests. Dodge & Cox may vote against compensation practices of companies when we determine that those practices cause a material misalignment of pay and performance or include incentive metrics or structures that are poorly aligned with the long-term economic interests of shareholders. Dodge & Cox prefers clear key performance indicators (KPI’s) with limited discretion included in compensation targets and expects elements of a company’s compensation program to be disclosed in a transparent and timely manner.
E. Frequency of Advisory Votes on Compensation.
Dodge & Cox will typically vote to have the advisory vote on compensation appear on a company’s proxy annually.
F. Limit Services of Compensation Consultant.
Dodge & Cox will typically vote against shareholder proposals that seek to limit the services of compensation consultants to strictly performing compensation-related consulting. Such a proposal limits the issuer’s ability to retain consulting services that it believes would be necessary or beneficial to the firm.
IV. Governance Related
A. Election of Directors in Uncontested Elections.
Dodge & Cox considers the reputation, experience, and competence of a company’s management and board when it researches and evaluates the merits of investing in a particular security. Dodge & Cox typically votes in accordance with management’s recommendation in uncontested elections of directors. However, Dodge & Cox will typically vote against the election of a director if insufficient information is provided on the proposed director, and may consider voting against a proposed director if Dodge & Cox has other governance concerns such as corruption or risk oversight failure. Dodge & Cox also expects directors to attend at least 75% of scheduled board and applicable committee meetings and will typically vote against their re-election if they fail to meet these thresholds of meeting attendance absent extenuating circumstances. Dodge & Cox may vote against directors who have not acted to implement a policy requested in a shareholder proposal that passed, or who have acted to implement a management proposal that failed to pass.
B. Election of Directors in Contested Elections
When evaluating the director nominees in a contested election, Dodge & Cox takes a case-by-case approach, taking into account, among other things, the qualifications of director nominees and the long-term financial performance of the company.
C. Indemnification and Exculpation of Officers and Directors in Line with Prevailing Practice.
When reviewing U.S. indemnification and exculpation proposals, Dodge & Cox will consider prevailing practice. When reviewing non-U.S. indemnification and exculpation proposals, Dodge & Cox will consider using Delaware law as a benchmark for evaluating appropriate levels of indemnification and exculpation for officers and directors.
D. Board Structure.
There is no optimal size or composition of inside and outside directors that fits every company. Dodge & Cox considers the composition, reputation, and experience of a company’s board in the process of reviewing the merits of investing in a particular company’s shares. Dodge & Cox prefers that the number of directors cannot be altered without shareholder approval; allowing management to increase or decrease the size of the board can be used as an anti-takeover defense. Dodge & Cox also prefers that companies have a majority of independent directors as defined by the rules of the exchange where the company is listed, and for companies to have compensation, audit and nominating committees composed entirely of independent directors. Dodge & Cox may vote against a director who is not independent and sits as a member of the compensation, audit, or nominating committee. Dodge & Cox will also take into consideration local market standards of governance best practices when voting on director nominees. Dodge & Cox will typically vote in favor of the establishment of a nominating committee for the board of directors and other board committees we believe will improve governance.

E. Independent Chairman (Separate Chairman / Chief Executive Officer).
Dodge & Cox considers the reputation, experience, and competence of a company’s management and board when it researches and evaluates the merits of investing in a particular security. Directors and management of companies are generally in the best position to determine an efficient, functional structure for the board of directors and splitting the positions of Chairman and Chief Executive Officer may not be in the best interests of the company or its shareholders. When the positions of Chairman and Chief Executive Officer are combined, Dodge & Cox prefers that the company has a lead independent director. Dodge & Cox typically will vote in accordance with company management on the above issue.
F. Directors’ Term in Office / Length of Service / Mandatory Retirement Age.
Dodge & Cox will typically support the board’s discretion to set board tenure and limits. Dodge & Cox believes that shareholder imposed restrictions on a director’s tenure, such as a mandatory retirement age or length of service limits, could harm shareholder interests by forcing experienced and knowledgeable directors off the board and will generally vote against any such restrictions.
G. Succession Plans.
Dodge & Cox will generally support non-binding shareholder proposals that encourage companies to adopt a succession plan for senior management, if the company does not currently have a succession plan in place.
H. Shareholders’ Ability to Remove and Approve Directors.
Dodge & Cox believes that fair and democratic access to the board is an important factor in increasing the accountability of the board of directors to shareholders. Thus, Dodge & Cox would generally support proposals whereby nominations of directors by a shareholder would be included in the proxy statement and ballot. Dodge & Cox would vote against proposals restricting the shareholders’ ability to remove a director, as it could serve to entrench management. Dodge & Cox does not support proposals giving continuing directors the right to fill vacant board seats without shareholder approval.
I. Majority of Votes to Elect Directors.
Dodge & Cox will generally support shareholder proposals to require a majority vote standard for the election of directors provided it does not conflict with the law where the company is incorporated.
J. Classified Boards / Annual Elections.
Dodge & Cox does not typically support classified boards (except in regions where classified boards are required by law or considered best practice) because this makes a change in board control more difficult to effect, and hence may reduce the accountability of the board to shareholders. We support proposals that enable annual director elections and proposals to declassify a board. Dodge & Cox may vote against directors of a board’s nomination and governance committee where a classified board is in place without proper sunset provisions or structure rationale. When there are no members of the nomination and governance committee up for election, Dodge & Cox may choose to vote against the most tenured board member up for re-election.
K. Cumulative Voting.
Dodge & Cox will typically vote against proposals to establish cumulative voting, as cumulative voting does not align voting interest with economic interest in a company. Nevertheless, Dodge & Cox may utilize cumulative voting where this practice is already in place. Where the practice of cumulative voting is already in place, Dodge & Cox may distribute its support among directors based on criteria disclosed within this Proxy Voting Policy.
L. Directors and Named Executive Officers (NEOs) Required to Own Specified Amount of Company Stock.
Dodge & Cox typically does not support proposals requiring directors to own a specific amount of a company’s shares, as it could prove onerous to qualified individuals who could otherwise contribute significantly to the company. Nevertheless, Dodge & Cox does believe that director and NEO stock ownership can align their interests with those of shareholders.

M. Include Shareholders’ Nominations of Directors in Proxy.
Dodge & Cox generally supports including shareholders’ nominations of directors in the proxy statement and ballot as it serves to increase the accountability of the board to shareholders. Dodge & Cox will generally consider the proposed requirements for minimum length and percentage of ownership, as well as other governance provisions at the company, when determining how to vote on proxy access proposals. Dodge & Cox will generally support proxy access proposals that include an ownership level and holding period of at least three percent for three years. Dodge & Cox will evaluate proposals with lower ownership thresholds and / or shorter holding periods on a case-by-case basis. Dodge & Cox believes that fair and democratic access to the board is an important part of increasing accountability.
N. Retirement Benefits for Non-Employee Directors.
Dodge & Cox typically does not support shareholder proposals that seek to eliminate retirement benefits for non-employee directors. Dodge & Cox believes such proposals could hinder companies from attracting and retaining qualified board members.
O. Director Compensation.
Dodge & Cox typically does not support shareholder proposals that seek to pay directors partially or solely in stock. Dodge & Cox believes that the Compensation Committee or full board is best qualified to design compensation packages that will attract, motivate, and retain capable directors.
V. Anti-Takeover / Business Combinations
Generally, Dodge & Cox does not support provisions that Dodge & Cox believes negatively impact the value of the shares by deterring an unwanted tender or takeover offer. Toward that end, Dodge & Cox generally supports the right of shareholders to vote on issues pertaining to business combinations, restructurings, and changes in capitalization. Dodge & Cox does, however, support those policies that grant management time in which to respond to an unsolicited offer and that discourage two-tier offers.
A. Opt-Out of State Law Business Combination Provisions.
Dodge & Cox generally supports shareholder proposals to "opt-out" of certain state laws designed to deter unwanted takeovers. The corporation can continue to receive the many benefits of incorporation in a particular state, while the "opt-out" removes anti-takeover provisions that may detract from shareholder value.
B. Fair Price.
While Dodge & Cox would support a Fair Price provision concerned only with preventing two-tier offers, many Fair Price provisions also give the board sole discretion in determining the "fair price" of its securities. This determination can be overridden only by a supermajority vote of the shareholders. Dodge & Cox believes that this is in conflict with Dodge & Cox’s policy of preserving shareholder value.
C. Shareholder Rights Proposals / Poison Pills.
Generally, Dodge & Cox supports management’s decision to implement shareholders rights programs so long as they are put to a shareholder ratification vote within 12 months of adoption or have a two to three year sunset provision, as they do not seem to deter or prevent takeovers, but instead provide the board time to pursue alternatives often resulting in better value for shareholders. Dodge & Cox may vote against a shareholder rights program if local law provides safeguards that allow a company to adequately assess a takeover offer. Dodge & Cox generally supports shareholder proposals requesting that the company submit existing or future shareholders rights programs to a shareholder vote (although it may vote against a proposal when a company has adopted a meaningful alternative to the shareholder proposal). When considering proposals to ratify shareholders rights programs, Dodge & Cox will generally consider the following criteria, among other factors:
•
20% trigger or higher “flip-in” or “flip-over”;
•
Two- to three-year sunset provision;
•
No “dead-hand”, “slow-hand”, “no-hand” or similar features that limits the ability of a future board to redeem the pill;

•
Shareholder redemption feature - if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
D. Greenmail.
Dodge & Cox does not support the payment of "greenmail," the situation in which a potential bidder is paid a premium as a condition of not pursuing a takeover of or restructuring of the company, since one shareholder profits at the expense of the others.
E. Mergers, Acquisitions, and Spin-offs.
Dodge & Cox considers each proposal concerning a merger, acquisition or spin-off on a case-by- case basis. Dodge & Cox will generally support these types of corporate restructurings where it believes that they would maximize long-term shareholder value. When Dodge & Cox is in favor of a merger, acquisition or spinoff, Dodge & Cox will typically support a proposal to adjourn the meeting when votes for a merger or acquisition are insufficient, as this gives management additional opportunities to present shareholders with information about its proposals.
F. Material Amendments to Bylaws.
Dodge & Cox expects shareholders to be given the opportunity to vote on all material bylaw amendments. We recognize that some bylaw amendments are non- material and it may be overly burdensome and not in the best interest of shareholders to require that these types of amendments be approved by shareholders. Dodge & Cox generally opposes proposals giving the board of directors exclusive authority to amend the bylaws of the company without seeking shareholder consent.
VI. Shareholder Rights
A. Confidential Voting.
Since there exists the possibility that certain shareholders may be subject to undue pressure to vote in favor of management, Dodge & Cox believes that the voting process is better served by confidentiality.
B. Right to Call Meetings.
Dodge & Cox generally supports proposals that give shareholders the ability to call special meetings and vote on issues outside of the company’s annual meeting. Limiting the forum in which shareholders are able to vote on proposals could adversely affect shareholder value. Dodge & Cox will generally support shareholder proposals that seek to allow stockholders owning 10 percent or more of the outstanding shares of the company’s common stock to call a special meeting and will consider proposals with thresholds lower than 10 percent on a case-by-case basis.
C. Shareholder Action by Written Consent.
Dodge & Cox typically supports the right of shareholders to take action by written consent because it facilitates broader corporate governance, but will generally consider the minimum consent threshold as well as other governance rights shareholders may have at the company when determining how to vote.
D. Supermajority.
Dodge & Cox does not support supermajority voting provisions with respect to corporate governance issues. By vesting a minority with veto power over shareholder decisions, a supermajority provision could deter tender offers and hence adversely affect shareholder value.
E. Omission of "Irrelevant" Proxy Issues.
Dodge & Cox has made it a policy not to get involved in determining what is appropriate for a company to include or exclude in its proxy statements, as there are very specific rules laid out by the SEC governing this issue. Dodge & Cox considers the proxy process to be a very important part of corporate governance, and would consider any effort to limit this shareholder forum as an effort to reduce the accountability of management. Dodge & Cox defers to the SEC rules on this matter.
F. One Share, One Vote.

Dodge & Cox is generally opposed to dual-class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. As such, all things equal, Dodge & Cox will generally oppose the creation of separate classes with different voting rights. However, for an existing dual class structure, Dodge & Cox may consider management’s record with respect to management, governance, and whether a reasonable sunset provision is in place and will review proposals to eliminate a dual class structure on a case-by-case basis.
G. Electronic Communications to Shareholders.
Dodge & Cox will typically support proposals that allow companies to provide electronic communications/notices to shareholders in lieu of paper notices, provided that the company complies with local laws for disseminating information to shareholders.
H. Hybrid and Virtual-Only Meetings.
Dodge & Cox will typically support proposals allowing for the convening of hybrid shareholder meetings (meaning those that include both an in-person and “virtual” meetings). Dodge & Cox is generally opposed to virtual only shareholder meetings. Virtual-only meetings may hinder meaningful exchanges between management and shareholders, enable management to avoid uncomfortable questions, and increase the likelihood of marginalizing certain shareholders. Dodge & Cox typically supports virtual-only meetings in situations where it may be unsafe for a large group to gather.
I. Exclusive Venue.
Dodge & Cox typically supports management’s discretion to select a specific jurisdiction as the exclusive venue for shareholder lawsuits.
VII. Social / Environmental
Dodge & Cox believes management is generally in the best position to make decisions regarding a company’s strategy and business operations, including those relating to financially material environmental and social factors. We view environmental and social factors as financially material when we believe they are likely to affect the long-term value of a company. When evaluating company proxies, we consider many factors, including financially material environmental, social, and governance (“ESG”) factors. To the extent not addressed elsewhere in these Policies and Procedures, Dodge & Cox will review management and shareholder proposals regarding social and environmental issues on a case-by-case basis. We will consider supporting proposals that address financially material issues that we believe will protect and/or enhance the long-term value of the company. Financially material ESG factors can differ for each company. We seek to understand how a company makes decisions, balances the interests of its stakeholders, and manages key risks. In our analysis, we pay particular attention to governance structure and practices, as well as risks and opportunities associated with environmental and social factors when financially relevant and sufficient information is available. In general, we believe governance factors have the potential to be financially material for every company, whereas financial materiality for environmental and social factors can vary by company, industry, and region.
To read more about Dodge & Cox’s approach to ESG integration, please see Dodge & Cox’s ESG Policy Statement.
A. Oversight of ESG.
Dodge & Cox recognizes that societal and regulatory expectations around how companies manage ESG risks and opportunities continue to evolve. Therefore, Dodge & Cox expects management and the board to regularly evaluate ESG risks and opportunities to identify those that could have a financially material impact on their business. When an ESG factor has been identified as financially material, by the company, we expect clear reporting and oversight function by management and the board.
B. Disclosure of Material Metrics.
Dodge & Cox expects companies to disclose financially material ESG risks and opportunities. Dodge & Cox may consider supporting shareholder proposals requesting information or data that enables us to better assess the financial materiality of ESG risks to the company relating to social and environmental issues, such as climate change, energy transition, and human capital. When reviewing shareholder proposals requesting additional ESG disclosure, Dodge & Cox will typically vote against proposals that we deem overly prescriptive or that we view as dictating a company’s strategy. Additionally, Dodge & Cox will review current company disclosures to determine whether the shareholder proposal is additive or unnecessary.
C. Climate Change and Energy Transition.
Dodge & Cox recognizes that many companies face risks related to climate change and the transition to a lower carbon economy (“the energy transition”), in particular for companies that emit high levels of greenhouse gases. These risks may include transition risks, such as risks related to policy and legal changes, technology substitutions, changing consumer preferences, and reputational implications, as well as physical risks, such as sea level rise, wildfires, and more extreme weather events. As with any transition, there are opportunities for certain companies, such as the development of new technology. When Dodge & Cox deems that a company has financially material climate-related risks or opportunities, we will expect that company to have a climate strategy Dodge & Cox and will typically vote in favor of well-considered management climate-related proposals.
Dodge & Cox will typically vote against shareholder climate-related proposals that dictate a company’s strategy rather than leaving the strategy up to management and the board. Dodge & Cox may take sector, location, and company strategy into consideration when deciding on how to vote on these types of shareholder proposals.
D. Diversity, Equity and Inclusion (DEI).
Dodge & Cox recognizes that diversity, equity, and inclusiveness in the workplace can contribute to a company’s long-term value. When evaluating a company’s board, management team, and workforce, we may look at diversity of background, relevant experience, and personal characteristics. As such, Dodge & Cox may consider supporting shareholder proposals that request information and data on DEI metrics such as Equal Employment Opportunity (EEO-1) reports, disclosure of board skills, and disclosure of board diversity.  We believe management is in the best position to determine board and company composition and will typically vote against shareholder proposals that mandate specific board and employee characteristics.
VIII. Mutual Fund Proxies
A. Election of Trustees / Directors.
Dodge & Cox will typically vote in support of proposed nominees in uncontested elections.
B. Investment Advisory Agreement.
Dodge & Cox votes on investment advisory agreements on a case-by-case basis.
C. Fundamental Investment Restrictions.
Dodge & Cox votes on amendments to a fund’s fundamental investment restrictions on a case-by- case basis.
D. Distribution Agreements.
Dodge & Cox votes on distribution agreements on a case-by-case basis.
Conflicts of Interest
Dodge & Cox is sensitive to conflicts of interest that may arise in the proxy decision-making process. For example, conflicts of interest may arise when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Dodge & Cox; (ii) a proponent of a proxy proposal has a significant business relationship with Dodge & Cox (e.g., an employee group for which Dodge & Cox manages money); (iii) Dodge & Cox has business relationships with participants in proxy contests, corporate directors or director candidates; (iv) a Dodge & Cox employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Dodge & Cox executive has a relative who serves as a director of a company); or (v) a member of the Dodge & Cox Funds Board of Trustees is a director of a public company held by the Funds. Dodge & Cox is committed to resolving all such and similar conflicts in its clients’ best interests. Dodge & Cox has developed these Policies and Procedures to serve the best interests of its clients and will generally vote pursuant to these Policies and Procedures when conflicts of interest arise. When there are proxy voting proposals that give rise to material conflicts of interest and such proposals are not addressed by these Policies and Procedures, the Proxy Officer or delegate may escalate the issue to the Proxy Policy Committee who will consult Dodge & Cox’s Chief Compliance Officer (CCO), and senior management. The Proxy Policy Committee, CCO, and senior management may consult with an independent consultant or counsel to resolve material conflicts of interest. Possible resolutions of such conflicts may include: (i) voting in accordance with the guidance of an independent consultant or counsel; (ii) erecting information barriers around the person or persons making voting decisions; (iii) designating a person or committee to vote that has no knowledge of any relationship between Dodge & Cox and the issuer, its officers or directors, director candidates, or proxy proponents; (iv) voting in proportion to other shareholders; or (v) voting in other ways that are consistent with Dodge & Cox’s obligation to vote in its clients’ best interests. When Dodge & Cox-managed separate accounts, funds or other collective investment vehicles are shareholders of Dodge & Cox Funds, Dodge & Cox will, where possible, vote client proxies relating to the Dodge & Cox Funds by voting the shares in the same proportion as the votes of other shareholders in the relevant Funds (so called “echo voting”).
Proxy Voting Recordkeeping
Dodge & Cox maintains records of the following items: (i) these Policies and Procedures; (ii) proxy statements or proxy meeting information received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes Dodge & Cox cast on behalf of clients, which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request; (iv) records of written requests for proxy voting information and Dodge & Cox’s responses to such requests (whether a client’s request was oral or in writing); and (v) any documents prepared by Dodge & Cox that were material to making a decision on how to vote or that memorialized the basis for the decision. Additionally, Dodge & Cox will maintain any documentation related to an identified material conflict of interest.
Dodge & Cox or its agent will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was made on such record. For the first two years, Dodge & Cox or its agent will store such records at its principal office.
Review of Policies and Procedures
These Policies and Procedures will be subject to periodic review as deemed appropriate by Dodge & Cox.
How to Obtain Dodge & Cox Funds Proxy Voting Record
Information regarding how Dodge & Cox, on behalf of the Dodge & Cox Funds, voted proxies relating to the Dodge & Cox Funds’ portfolio securities for the 12 months ending June 30 is available on the Dodge & Cox Funds website at dodgeandcox.com and on the SEC’s website at www.sec.gov.
Federated Hermes, Inc.

Effective 09/19/2024
Proxy Voting Policies and Procedures
Business Unit/Division: Investment Management
Purpose of this Procedure

To describe the proxy voting policies, practices and procedures of the Federated advisory companies in order to comply with Rule 206(4)-6 under the Investment Adviser’s Act of 1940 (the “Adviser’s Act”).
Governing Policy

Federated Equity Management Company of Pennsylvania, Federated Investment Management Company, Federated Global Investment Management Company, Federated Investment Counseling, Federated Investors (UK) LLP, Federated MDTA LLC, Passport Research, Ltd., and Federated Advisory Services Company (each an “Adviser” and collectively, the “Advisers”) have adopted the following proxy voting policies and procedures (the “Policies and Procedures”) in compliance with Rule 206(4)-6 under the Adviser’s Act. These Policies and Procedures shall also apply to any investment company registered under the Investment Company Act of 1940 (the “1940 Act”) for which an Adviser serves as an “investment adviser” (as defined in Section 2(a)(20) of the 1940 Act), provided that the Board of Directors or Trustees of such investment company has delegated to the Adviser authority to vote the investment company’s proxies, subject to the Board’s oversight and receipt of regular reports.

General Policy

Unless otherwise directed by a client or the Board of Directors or Trustees of an investment company, (referred to collectively as “Client” or “Clients”), it is the policy of the Advisers to cast proxy votes at shareholder meetings (“Company Meetings) on behalf of the Advisers’ Clients. As investment advisers with a fiduciary duty to its Clients, the Advisers will cast proxy votes in favor of management proposals and shareholder proposals that the Advisers anticipate will enhance the long-term value of the securities being voted in a manner that is consistent with the Client’s investment objectives. Generally, this will mean voting for proposals that the Advisers believe will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company. This approach to voting proxy proposals will be referred to hereafter as the General Policy. Nothing in the General Policy shall be deemed to limit the securities that the Advisers may purchase or hold on behalf of Clients. The Advisers generally vote consistently on the same matter when securities of an issuer are held by multiple Client portfolios. However, the Advisers may vote differently if a particular Client’s investment objectives differ from those of other Clients or if a Client explicitly instructs the Advisers to vote differently.
Application to Specific Proposals
The following examples illustrate how the General Policy may apply to the most common management proposals and shareholder proposals. However, whether the Advisers support or oppose a proposal will always depend on a thorough understanding of the Client’s investment objectives and the specific circumstances described in the proxy statement.
Corporate Governance
Generally, the Advisers will vote proxies:
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In favor of directors nominated in an uncontested election, but against any director who:
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had not attended at least 75% of the board meetings during the previous year;
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serves as the company’s chief financial officer, unless the company is headquartered in the UK or Ireland, where this is market practice;
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has become “overboarded” (more than five boards for retired executives and more than two boards for CEO’s);
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is a non-independent, non-executive director on the board of a U.S. domestic issuer where less than two-thirds of the directors are independent;
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is a non-independent, non-executive director on the board of a foreign issuer where less than half of the directors are independent;
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is a non-independent member of the audit committee;
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is the chair of the nominating or governance committee when the roles of chairman of the board and CEO are combined and there is no lead independent director;
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served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; or
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served on a board that did not implement a shareholder proposal that Federated Hermes supported and where such proposal also received more than 50% shareholder support.
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In favor of a full slate of directors, where the directors are elected as a group and not individually, unless more than half of the nominees are not independent.
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In favor of shareholder proposals to declassify the board of directors.
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In favor of shareholder proposals to require a majority voting standard in the election of directors.
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In favor of shareholder proposals to separate the roles of chairman of the board and CEO.
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In favor of a proposal to require a company’s audit committee to be composed entirely of independent directors.
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In favor of proposals to allow shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors (“Proxy Access”).
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In favor of proposals to grant shareholders the right to call a special meeting if owners of at least 10% of the outstanding stock agree.
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On a case-by-case basis for shareholder proposals to grant shareholders the right to act by written consent when the company does not already grant shareholders the right to call a special meeting.
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On a case-by-case basis for proposals to adopt or amend shareholder rights plans (also known as “poison pills”).
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In favor of shareholder proposals to eliminate supermajority requirements in company bylaws.

Shareholder Proposals on Environmental and Social Issues
Generally, the Advisers will vote every shareholder proposal of an environmental or social nature on a case-by-case basis. The quality of these shareholder proposals varies widely across markets. Similarly, company disclosures of their business practices related to environmental and social risks are not always adequate for investors to make risk assessments. Thus, the Advisers place great importance on company-specific analyses to determine how to vote. Above all, the Advisers will vote in a manner that would enhance the long-term value of the investment within the framework of the Client’s investment objectives.
Our general approach to analyzing these proposals calls for considering the language of the written proposal, the financial materiality of the proposal’s objective, and the practices followed by industry peers. This analysis utilizes research reports from our proxy advisors, company filings, as well as reports published by the company and other outside organizations.
With respect to specific categories of proposals:
Environmental. The Advisers will generally support proposals calling for enhanced reporting on the company’s business practices, including policies, strategic initiatives, and oversight mechanisms, related to environmental risks. To reach a final voting decision, the Advisers will take into consideration:
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The company’s current level of publicly available disclosure;
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Whether the company has formally committed to implementation of a reporting program based on frameworks such as the SASB materiality standards or the TCFD recommendations;
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Whether the company’s current level of disclosure is comparable to that of industry peers; and
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Whether there are significant controversies or litigation associated with the company’s environmental performance.
Social. The Advisers will generally support resolutions in the social category when they call for measures to enhance disclosure that would enable investors to make better risk assessments of the company’s social issues, such as their human capital management practices. The Advisers will generally oppose proposals calling for a change in the company’s product line or methods of distribution.
Political Activities. The Advisers will generally support enhanced disclosure of policies, practices, and oversight of corporate political activity when the current level of disclosure falls short of disclosure provided by industry peers. The Advisers will oppose proposals prohibiting the company’s participation in any part of the political process, such as making political contributions and joining trade associations.
Capital Structure
Generally, the Advisers will vote proxies for U.S. issuers:
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On a case-by-case basis for proposals to authorize the issuance of new shares if not connected to an M&A transaction and the potential dilution is more than 10%.
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Against proposals to create multiple-class voting structures where one class has superior voting rights to the other classes.
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In favor of proposals to authorize reverse stock splits unless the amount of authorized shares is not also reduced proportionately.
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Generally, the Advisers will vote proxies for non-U.S. issuers:
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In favor of proposals to authorize issuance of shares with and without pre-emptive rights unless the size of the authorities would threaten to unreasonably dilute existing shareholders.
Executive Compensation
Votes on executive compensation come in many forms, including advisory votes on U.S. executive compensation plans (“Say On Pay”), advisory and binding votes on the design or implementation of non-U.S. executive remuneration plans, and votes to approve new equity plans or amendments to existing plans. Generally, the Advisers will support compensation arrangements that are aligned with the Client's long-term investment objectives.

With respect to specific categories of proposals:
Say On Pay. The Advisers will generally vote in favor of these proposals unless the plan has failed to align executive compensation with corporate performance, or the design of the plan is likely to lead to misalignment in the future. The Advisers support the principle of an annual shareholder vote on executive pay and will generally vote accordingly on proposals which set the frequency of the Say On Pay vote.
Remuneration Policy. In some markets, shareholders are provided a vote on the remuneration policy, which sets out the structural elements of a company’s executive compensation plan on a forward-looking basis. The Advisers will generally support these proposals unless:
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The design of the remuneration policy fails to appropriately link executive compensation with corporate performance;
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Total compensation appears excessive relative to the company’s industry peer group, with local market dynamics also taken into account; or
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There is insufficient disclosure to enable an informed judgment, particularly as it relates to the disclosure of the maximum amounts of compensation that may be awarded.
A vote against the remuneration policy, which in most markets is not an annual voting item, would not necessarily result in votes against the Say On Pay resolution at subsequent shareholder meetings.
Remuneration Report. Markets with remuneration policy proposals typically also have proposals which request shareholders to approve the annual remuneration report. The remuneration report provides shareholders with details concerning the implementation in the previous year of the remuneration policy. The Adviser will generally support these proposals unless the level of disclosure is not sufficient to permit an evaluation of the company’s pay practices in the period covered by the report. A vote against the remuneration policy, which in most markets is not an annual voting item, would not necessarily result in votes against the remuneration report at subsequent shareholder meetings.
Equity Plans. The Advisers will generally vote in favor of equity plan proposals unless they:
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Result in unreasonable dilution to existing shareholders;
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Permit replacement of “underwater” options with new options on more favorable terms for the recipient; or
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Omit the criteria for determining the granting or vesting of awards.
M&A Activity
The Advisers will vote proxies relating to mergers, acquisitions, and sales of assets based upon the Advisers’ analysis of the proposed business strategy, the transaction price, and the expected impact on the total return for Clients.
Contested Elections
The Advisers will vote proxies relating to contested elections of directors based upon the Advisers’ analysis of the opposing slates and their proposed business strategy and the expected impact on the total return for Clients.
Cost/Benefit Analysis
Notwithstanding the foregoing policies and practices, the Advisers shall not vote any proxy if it is determined that the consequences or costs of voting outweigh the potential benefit to Clients. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid), the Advisers will not vote proxies for such shares. In addition, the Advisers shall not be obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.
WHEN FEDERATED HERMES DOES NOT PERFORM QUALITATIVE RESEARCH
The Advisers may employ an investment strategy for certain funds or accounts that does not make use of qualitative research. For example, the MDT and the Federated Hermes index funds utilize quantitative strategies. Further, Federated Hermes may engage a sub-adviser that utilizes a quantitative strategy to manage certain funds or accounts. In all of these cases (“Non-Qualitative Accounts”), Federated Hermes may not have the kind of research to make decisions about how to vote proxies for them. Therefore, the Advisers will vote the proxies of these Non-Qualitative Accounts as follows:
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In accordance with the Standard Voting Instructions (defined below);
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If the Advisers are casting votes for the same proxy on behalf of a regular qualitative account and a Non-Qualitative Account, the Non-Qualitative Account would vote in the same manner as the regular qualitative account;
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If neither of the first two conditions apply, as the proxy voting service is recommending (see below for discussion of Proxy Advisors’ conflicts of interest); and
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If none of the previous conditions apply, as recommended by the Proxy Voting Committee.
SECURITIES LENDING RECALL
The Advisers do not have the right to vote on securities while they are on loan. The Advisers will take all reasonable steps to recall shares prior to the record date when the meeting raises issues which the Advisers believe materially affect shareholder value, provided that the Advisers consider that the benefits of voting on the securities are greater than the associated costs, including the opportunity cost of the lost revenue that would otherwise be generated by the loan. However, there can be no assurance that the Advisers will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
WHEN ISSUERS SUBMIT REBUTTALS TO GLASS LEWIS VOTING RECOMMENDATIONS
The Advisers will take into account feedback from issuers on the voting recommendations of Glass Lewis if the feedback is provided at least five days before the voting cut-off date. In certain circumstances, primarily those where the Advisers’ voting policy is absolute and without exception, issuer feedback will not be part of the voting decision. For example, it is the Advisers’ policy to always support a shareholder proposal to separate the roles of chairman of the board and CEO. Thus, any comments from the issuer opposing this proposal would not be considered.
Background / Overview

Under Rule 206(4)-6 of the Adviser’s Act, every investment adviser (as defined in Section 2(a)(20) of the 1940 Act) must “adopt and implement written policies and procedures that are reasonably designed to ensure that [investment advisers] vote client securities in the best interests of clients”. Under Rule 30b1-4 of the 1940 Act, each registered investment management company must, no later than August 30th of each year, file a proxy voting record on Form N-PX for the most recent twelve-month period ending June 30th (See the section below entitled “Form N-PX Filing”). In addition, Rule 14Ad-1 under the Securities Exchange Act of 1934 (“Exchange Act”) requires managers subject to the reporting requirements of section 13(f) of the Exchange Act (“institutional investment manager”) to report annually on Form N-PX each say-on-pay vote over which they exercised voting power. These Policies and Procedures are designed to ensure that the Advisers meet the requirements of these rules.
The Advisers have established a Proxy Voting Committee (the “Committee”) consisting of the following permanent voting members (unless noted otherwise):
Chief Investment Officer for Global Equity
President of the Advisers
Chief Risk Officer (non-voting)
Director of Proxy Voting (non-voting)
The permanent members may then appoint other members, both voting and non-voting, to the Committee as they deem necessary. The Committee will notify Clients upon written request of the identity of any members appointed to the Committee as well as changes made to the Committee membership.
The Committee will adopt such practices as it deems appropriate to regulate its meetings and the means of directing votes, including directions authorized by voice or electronic messages.

EMPLOYMENT OF PROXY VOTING SERVICES
The Advisers have hired a proxy voting service to perform various proxy voting related administrative services such as ballot reconciliation, vote processing, and recordkeeping functions. Currently, this service is provided by Glass Lewis & Co. LLC. The Committee has supplied the proxy voting service with general instructions (the “Standard Voting Instructions”) that represent decisions made by the Committee in order to vote common proxy proposals. As the Committee believes that a shareholder vote is equivalent to an investment decision, the Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time in order to cast proxy votes in a manner that is consistent with the General Policy. The proxy voting service may vote any proxy as directed in the Standard Voting Instructions without further direction from the Committee. The Advisers have executed and delivered to the proxy voting service a limited power of attorney to cast ballots on behalf of the Advisers’ Clients.
However, if the Standard Voting Instructions require case-by-case treatment for a proposal, the Proxy Voting Operations Team (the “PVOT”) will work with the investment professionals and the proxy voting service to develop a voting recommendation for the Committee. This process is described in more detail below.
THE PROXY VOTING MANAGEMENT GROUP
The Committee has created the Proxy Voting Management Group (“PVMG”) to assist it in carrying out the day-to-day operations related to proxy voting. The PVMG consists of the following permanent members:
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Head of the Responsible Investing Office
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Director of Proxy Voting
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Chief Compliance Officer
The PVMG also consists of other members who are appointed from time to time by the Head of the Responsible Investing Office.
The day-to-day operations related to proxy voting is carried out by the PVOT and overseen by the PVMG. This work includes, but is not limited to:
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interacting with the proxy voting service on the Committee’s behalf;
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soliciting voting recommendations from the Advisers’ investment professionals, as necessary, on case-by-case items;
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bringing voting recommendations to the Committee for case-by-case items and for voting contrary to the Standard Voting Instructions;
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engaging with portfolio companies with the intent of learning about, influencing, or exchanging perspectives on corporate governance, environmental, or social issues affecting their businesses;
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filing any required proxy voting reports with government regulators;
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providing proxy voting reports to Clients as they are requested from time to time;
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keeping the Committee informed of any issues related to proxy voting;
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voting ballot questions of a technical, procedural, or administrative nature; and
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voting as directed by the Committee.
Procedure Steps

BALLOT RECONCILIATION
Federated Hermes’ Global Technology Office (“GTO”) will send to Glass Lewis on a daily basis a list of all voting securities held in portfolios managed by the Advisers. Glass Lewis shall use this list of voting securities to determine whether all ballots have been received. If Glass Lewis has not received all required ballots, they will contact the Advisers and assist in obtaining the missing ballots from the custodians.
AUTOMATED VOTING AND VOTE PROCESSING
Glass Lewis provides the following services related to voting and vote processing:
1.
Automated voting on any proposals for which they have received Standard Voting Instructions from the Advisers.

2.
An on-line proxy voting platform which allows the PVOT to manually cast votes on case-by-case items (see below).
3.
Transmission of votes to voting tabulation firms and related recordkeeping.
4.
Reporting of voting activity for use by the Committee, Clients, and the PVOT.
CASE-BY-CASE VOTING
The Standard Voting Instructions require certain proposals to be voted as “case-by-case” items. This means Glass Lewis will not automatically cast a vote but indicate to the PVOT that the proposal should be voted manually. For each case-by-case item, the PVOT will seek a voting recommendation from an investment professional who has performed qualitative research on the company. The PVOT will then present the voting recommendation to the Committee for their approval. The Committee may send the voting recommendation back to the PVOT and the investment professional for reconsideration and a new voting recommendation. Once approval is received, the PVOT will vote the item on the Glass Lewis system.
If the proposal is for any of the following questions, the PVOT will formulate a voting recommendation and notify the investment professional who has performed qualitative research on the company that, absent any objections, Federated Hermes is planning to cast a vote in accordance with that recommendation:
1.
M&A transactions;
2.
Questions concerning raising capital through issuance of securities;
3.
Questions concerning divestitures and spin-offs;
4.
Elimination of dual class common stock; or
5.
Approval of fixed versus variable compensation ratios.
If the investment professional has no objections, the PVOT will execute the vote on the Glass Lewis system without consulting the Committee. The votes will be reported to the Committee on a quarterly basis.
If the proposal is for a highly technical, procedural, or administrative question, the Director of Proxy Voting will research the issue, determine the vote, and direct the PVOT to vote the item on the Glass Lewis system without consulting the Committee. The votes will be reported to the Committee on a quarterly basis.
WHEN FEDERATED HERMES DOES NOT PERFORM QUALITATIVE RESEARCH
When a proxy proposal requires a case-by-case vote for a security held solely by a Non-Qualitative Account, the PVOT shall vote the shares, with the exception of the circumstance described below, as recommended by the proxy voting service. (See below for discussion of Proxy Advisors’ conflicts of interest.) If the case-by-case vote concerns a shareholder proposal on an environmental or social topic, the PVOT shall formulate a voting recommendation for approval by the Committee. The PVOT will retain copies of all documentation related to the vote as required in the paragraph of these Policies and Procedures entitled “Recordkeeping and Reporting.”
SMALL AND MICRO CAP PROCESSING
The Standard Voting Instructions stipulate that certain proxy issues for smaller companies are voted differently than for larger companies. For example, US small and micro cap companies, defined as those not in the Russell 1000 universe, have different thresholds in the Standard Voting Instructions for proposals related to reporting on social and environmental matters.
VOTING SHARES OF MUTUAL FUNDS AND EXCHANGE TRADED FUNDS
When a Federated Hermes Fund or a Sub-Advised Mutual Fund Client Owns an Unaffiliated Mutual Fund or ETF
Rule 12d1-4 allows funds to invest in other registered investment companies in excess of the limits contained in Section 12(d)(1)(a) of the 1940 Act provided that the Acquiring and Acquired Funds both comply with certain requirements, including specific voting requirements for the Acquiring Fund. (See the Investing in Other Registered Investment Companies Procedure (“RIC Investing Policy”) for additional detail.) Under Rule 12d1-4, when voting a proxy for an

Acquired Fund, the Acquiring Fund and its advisory group must mirror vote if overall ownership levels exceed certain thresholds. This mirror voting requirement does not apply if both the Acquiring and Acquired Fund are part of the same group of investment companies or the sub-adviser to the Acquiring Fund (or any person controlling, controlled by, or under common control with such sub-adviser) also acts as the adviser to the Acquired Fund. In limited circumstances, an Acquiring Fund and its advisory group may be required to use pass-through voting (seeking voting instructions from the Acquiring Fund’s own shareholders) if all the shareholders of the Acquired Fund are required by Rule 12d1-4 to mirror vote. Section 12(d)(1)(F) also provides an exemption which permits investments in excess of the limits in Section 12(d)(1)(a) provided that the certain requirements, including specific voting requirements, are satisfied. For purposes of Section 12(d)(1)(F). any fund relying on this exemption must vote proxies for shares of other registered investment companies by proxy or otherwise in the same proportion as the vote of all other holders, as described in Section 12(d)(1)(E).
Rule 12d1-4 requires mirror voting when an Acquiring Fund, and its advisory group, own more than 25% of the outstanding voting securities of an Acquired Fund as a result of a decrease in the outstanding voting securities of the Acquired Fund. If the Acquired Fund is a closed-end management investment company or a business development company, mirror voting is required if the Acquiring Fund, and its advisory group, owns more than 10% of the outstanding shares of the Acquired Fund. If a Federated Hermes fund or a sub-advised mutual fund relies upon an exemption to investment in other registered investment companies, including Rule 12d1-4 or Section 12(d)(1)(F), it would be designated as such in the RIC Investing Policy. Specifically, when a fund is relying on Rule 12d1-4, they will be designated as an Acquiring Fund in the RIC Investing Policy. If complex-wide exposure to an unaffiliated mutual fund or ETF, which is also held by an Acquiring Fund, exceeds the 25% or 10% thresholds described above, mirror voting is required. However, an Acquiring Fund will use pass-through voting if all the holders of the outstanding voting securities of the Acquired Fund are required to vote securities of the Acquired Fund in the same proportion as the vote of all other holders of such securities (i.e. pass-through voting is required when Acquiring Fund as the only shareholders of the Acquiring Fund.) Since the requirement to mirror vote may vary from case to case, the PVOT will review the RIC Investing Policy to verify if any identified holder(s) are Acquiring Fund(s) or rely on Section 12(d)(1)(F) and, if necessary, will review the MF Holdings report to determine the % of ownership complex-wide. If the identified holder is an Acquiring Fund and the proxy is for a Federated Hermes Fund, there is no requirement under Rule 12d1-4 to mirror vote (Note: See Advisers’ Conflict of Interest section below for instruction on how to proxies for Federated Hermes Funds). If the identified holder is an Acquiring Fund and the proxy is for an unaffiliated mutual fund or ETF, the PVOT will verify % of ownership complex-wide and only mirror vote if ownership exceeds the thresholds as described above. If the identified holder relies on Section 12(d)(1)(F) that is the only instance where the PVOT will need to mirror vote a proxy for shares of a Federated Hermes Fund or an unaffiliated mutual fund or ETF, regardless of level of ownership. If clarification is needed the PVOT will seek written guidance from the Compliance Department regarding whether mirror voting is required for an unaffiliated mutual fund or ETF. That guidance, whether or not mirror voting is required, will become part of the permanent records supporting this proxy vote.
FORM N-PX FILING
Form N-PX, the annual report of proxy votes by registered investment companies and institutional investment managers, is required to be filed with the SEC by August 30. The proxy voting service provides reporting to assist the PVOT, Compliance Fund Regulatory Reporting and Federated Hermes’ Legal Department with Form N-PX preparation. This process is detailed in the Form N-PX Filing Procedure.
Advisers’ Conflicts of Interest

A significant business relationship between the Advisers and a company involved with a proxy vote may give rise to an apparent or actual conflict of interest in how the Adviser votes the proxy on behalf of its client. For purposes of these Policies and Procedures, a company with a “significant business relationship with the Advisers” includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company; (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and; (c) any company that has another form of significant business relationship with an affiliated person of the Adviser as determined by the Committee.
A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Committee has a significant business relationship with the Advisers, is referred to below as an “Interested Company.” (See Exhibit A, “Proxy Voting Conflicts of Interest Flowchart for Case-By-Case Votes,” for guidance on how to identify an Interested

Company.) The terms “affiliated person” and “investment adviser” shall be interpreted according to the definitions provided by Section 2(a) of the Investment Company Act of 1940, as amended, except that a company whose stock is owned by any investment company or account advised by Federated Hermes shall not be treated as an “affiliated person” based solely on the ownership or control of that company’s stock1.
In order to avoid concerns that the conflicting interests of the Advisers have influenced proxy votes, the Advisers will take the following steps:
1.
Any employee of the Advisers who is contacted by an Interested Company regarding proxies to be voted by the Advisers shall refer the Interested Company to the Director of Proxy Voting. Any such employee shall inform the Interested Company that the Committee has exclusive authority to determine how the Adviser will vote proxies for its Clients.
2.
Any Committee member contacted by an Interested Company shall report it to the full Committee and provide a written summary of the communication. This requirement includes engagement meetings with investee companies and does not include communications with proxy solicitation firms. Under no circumstances will the Committee or any member of the Committee make a commitment to an Interested Company regarding how proxies will be voted.
3.
Any Committee member contacted by a proxy solicitation firm shall not disclose to that firm the size of the position owned in the company’s stock. Nor shall he or she disclose to that firm the preliminary or final voting decisions for ballot questions on the company’s proxy. These proxy solicitation firm communications are not required to be reported to the Committee.
4.
If the Standard Voting Instructions already provide specific direction on the proposal about which the Interested Company contacted the Committee, the Committee shall not alter or amend such directions. If the Standard Voting Instructions require case-by-case treatment for the proposal, the case-by-case voting procedure as described above will be followed without regard for the interests of the Advisers with respect to the Interested Company.
5.
If the Advisers cast proxy votes for an Interested Company that resulted from the case-by-case voting procedure, the Committee shall disclose annually to the Board of Directors or Trustees of the Federated Hermes Funds, and upon request to any other Client, for whom the votes were cast:
◼
That the Advisers have a significant business relationship with the Interested Company;
◼
The proposals regarding which votes were cast;
◼
Any material communications between the Advisers and the Interested Company regarding the proposal; and
◼
Whether the Advisers voted for or against the proposal (or abstained from voting) and the reasons for its decision.
If the Client (including the Federated Hermes Funds) owns shares of an investment company for which the Adviser is the investment adviser, the Committee will echo vote the Client’s shares, unless the Client directs otherwise. For the Federated Hermes ETFs, each Authorized Participant (“AP”) has granted the distributor (Federated Securities Corporation (“FSC”)) as part of the Authorized Participation agreement an irrevocable proxy giving FSC the power to vote all shares beneficially owned by the AP. In instances where there is a proxy related to a Federated Hermes ETF, PVOT will work with Compliance, Legal and ETF Operations to identify

1 Section 2(a) of the Investment Company Act defines an “Affiliated Person” of another person as (A) any person directly or indirectly owning, controlling, or holding with power to vote 5 per centum or more of the outstanding voting securities of such other person; (B) any person 5 per centum or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such other person; (C) any person directly or indirectly controlling, controlled by, or under common control with, such other person; (D) any officer, director, partner, copartner, or employee of such other person; (E) if such other person is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if such other person is an unincorporated investment company not having a board of directors, the depositor thereof. As stated above, for purposes of this Policy, a company will not be treated as an affiliate solely because an investment company or other account advised by the Adviser owns, controls, or holds with power to vote five percent or more of the outstanding voting securities of that company. See “Downstream Affiliates” procedure below.

the applicable APs, execute a proxy card on behalf of the AP and either show the executed AP agreement or execute an irrevocable proxy document as proof of the FSC’s right to vote the shares beneficially owned by the AP. The PVOT, on behalf of the FSC, will direct that the shares beneficially owned by the AP, be echo voted.
6.
To ensure that any proxy relating to an Interested Company is voted and reported in accordance with this Policy the PVOT will obtain the following lists:
a. List of any Adviser client that is a public company. This list will come from Investment Management Administration (quarterly).
b. List of any entity which owns, and has voting or dispositive authority over, 5% or more of any investment company for which the Adviser is the investment adviser. This list will come from the Compliance Department (quarterly).
c. List of any entity from or through whom more than 10% of Federated Hermes, Inc. revenue is derived. These entities are disclosed on the Federated Hermes, Inc., annual report (annually).
The PVOT will identify any proxies relating to any entity appearing on these lists.
In lieu of following steps 3 and 4, the Adviser may seek direction from the Client concerning how to vote a proxy for an Interested Company. In seeking such direction, the Adviser will disclose the nature of its significant business relationship which has caused the company to be considered an Interested Company. The Adviser may also provide a voting recommendation to the Client. Such recommendation may be contrary to the Standard Voting Instructions.
DOWNSTREAM AFFILIATES
If the Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which an investment company client owns more than 10% of the portfolio company’s outstanding voting securities at the time of the vote (“Downstream Affiliate”)2, the Committee must first receive guidance from Counsel to the Committee as to whether any relationship between the Adviser and the portfolio company, other than such ownership of the portfolio company’s securities, gives rise to an actual conflict of interest. If Counsel determines that an actual conflict exists, the Committee must address any such conflict with the Executive Committee of the Board of Directors or Trustees of any Investment Company client prior to taking any action on the proxy at issue. See Exhibit A, “Proxy Voting Conflicts of Interest Flowchart for Case-By-Case Votes,” for an illustration of the steps in this process.
PROXY ADVISERS’ CONFLICTS OF INTEREST
Proxy advisory firms may have significant business relationships with the subjects of their research and voting recommendations. For example, a significant vendor for a proxy advisory firm may be a public company with an upcoming shareholders’ meeting and the proxy advisory firm has published a research report with voting recommendations. In another example, a proxy advisory firm consulting client may be a public company for which the proxy advisory firm will write a research report. These and similar situations give rise to an actual or apparent conflicts of interest.
In order to avoid concerns that the conflicting interests of proxy advisory firms have influenced their proxy voting recommendations, the Advisers will take the following steps:
A due diligence team made up of Federated Hermes employees will meet with its primary proxy advisor on an annual basis and determine through a review of their policies and procedures and through inquiry that they have established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by their various conflicts of interest. See below for recordkeeping requirements.

2 Although the Investment Company Act defines, in relevant part, an “affiliate” as any person 5 percent or more of whose outstanding voting securities are owned with power to vote, by such other person, for purposes of this Policy, the amount of ownership required to be deemed a Downstream affiliate has been determined to be 10%.

Where proxy advisory firms engage in material consulting services with corporate issuers, the PVOT will, on an annual basis, examine a sample of the proxy advisory firm’s corresponding research reports for institutional clients to determine if evidence of bias in proxy voting recommendations exists. If such evidence is found, the results of the examination will be presented to the Proxy Management Group and a decision would be made as to the further use of such research reports.
Whenever the standard voting guidelines call for voting a proposal in accordance with Federated Hermes’ primary proxy advisor’s recommendation and the proxy advisor has disclosed that they have a conflict of interest with respect to that issuer, the PVOT will take the following steps:
a.
The PVOT will obtain a copy of the research report and recommendations published by an alternate proxy advisor for that issuer.
b.
The Director of Proxy Voting, or his designee, will review both research reports and determine what vote will be cast. The PVOT will report all proxies voted in this manner to the Committee on a quarterly basis.
Alternatively, the PVOT may seek direction from the Committee on how the proposal shall be voted.
RECORDKEEPING
In addition to any other reports required hereunder, the Committee shall submit a report to the Board of Directors or Trustees of the Federated Hermes Funds, at the next meeting after which the Committee has voted contrary to the Standard Voting Instructions on a proposal affecting any Downstream Affiliate. The report shall include:
◼
The reason why the company is a Downstream Affiliate;
◼
The proposals for which votes were cast;
◼
Any material communications between the Adviser and the Downstream Affiliate regarding the proposals; and
◼
The reason for the Adviser’s decision to vote contrary to the proxy voting guidelines.
PVOT, aided by the proxy voting service, shall maintain a record of all votes cast on behalf of each Client. The PVOT shall keep copies of (a) any document created by an employee of the Advisers that was material to the Committee’s decisions regarding how to vote proxies or that memorializes the basis for their decision, (b) any written client request for information on how a Client’s proxies were voted and (c) any written or oral response to such a request. All such copies shall be maintained for the time and in the manner required by Rule 204-2(e)(1) (i.e., in an easily accessible place for a period of not less than five years).
PVOT shall maintain documentation of all due diligence meetings conducted at Federated Hermes’ primary proxy advisory firm.
Exceptions

The Advisers may employ alternate voting instructions to vote proxies for a Client if so requested by the Client. For example, the Adviser may employ the proxy voting service’s Taft-Hartley proxy voting policy in order to vote proxies for a Trade Union client. This exception will always be at the request of the Client and all votes will be administered by the proxy voting service. The Adviser will exercise no discretion in voting in such a case.
Key Terms, Definitions, References

DEFINITIONS
General Policy – As investment advisers with a fiduciary duty to its Clients, the Advisers will cast proxy votes in favor of management proposals and shareholder proposals that the Advisers anticipate will enhance the long-term value of the securities being voted in a manner that is consistent with the Client’s investment objectives.
Standard Voting Instructions – specific instructions, based on the General Policy, supplied to the proxy voting service by the Proxy Voting Committee to enable the proxy voting service to implement automated proxy voting.
Investment Adviser – as defined in Section 2(a) of the Investment Company Act of 1940.
Significant Business Relationship – includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company; (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and; (c) any company that has another form of significant business relationship with an affiliated person of the Adviser as determined by the Proxy Voting Committee.
Interested Company – a company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Voting Committee has a significant business relationship with the Advisers.
Downstream Affiliate – a company whose stock is owned by an investment company or account managed by Federated Hermes where the level of ownership is 10% or more of the outstanding shares.
Upstream Affiliate – Entity which owns, and has voting or dispositive authority over, 5% or more of any investment company for which the Adviser is the investment adviser.
This document contains non-public information and is not available for external distribution or restatement without the prior written approval from Federated Hermes’ Compliance Department.
FIAM LLC Proxy Voting Guidelines
March 2025
I.
Introduction
These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers’ and fund shareholders’ long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. In this pursuit, Fidelity invests in the ordinary course of business and not with the intended effect of changing or influencing control of an issuer. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation, and where following a specific guideline enumerated in this policy in a particular situation could cause a result that conflicts with the principles and philosophy stated above, Fidelity may vote differently than that specific guideline.
In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds’ investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company’s approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.
Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.
II.
Board of Directors and Corporate Governance
Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help promote accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.
A.
Election of Directors
Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:
1.
The board is not composed of a majority of independent directors.
2.
The board’s audit, compensation, and nominating/governance committees or their equivalents are not sufficiently independent.
3.
The director is a public company CEO who sits on more than two unaffiliated public company boards.
4.
The director, other than a CEO, sits on more than five unaffiliated public company boards.
5.
The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.
In addition, in determining whether to support director nominees, we consider factors that we believe are relevant to achieving effective governance practices, which may include the range of experience, perspectives, skills, and personal characteristics represented on the board.
While Fidelity generally considers the requirements of the relevant listing standards in determining director, board, and committee independence, we may apply more stringent independence criteria and adapt such criteria for certain foreign markets, taking into consideration listing requirements as well as differing laws, regulation, and/or practices in the relevant market. For example, Fidelity generally will find non-independent:
Former CEOs.
Company founders.
Directors or director family members that were employed as senior executives by the company within the past five years.
Fidelity also may evaluate financial relationships, equity ownership, and voting rights in assessing the independence of director nominees.
In addition, Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:
The company made a commitment to modify a proposal or practice in a way that aligns with these guidelines and principles but failed to act on that commitment.
For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.
B.
Contested Director Elections
On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:
1.
Management’s track record and strategic plan for enhancing shareholder value;
2.
The long-term performance of the company compared to its industry peers; and
3.
The qualifications of the shareholder’s and management’s nominees.
Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.
C.
Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.
D.
Classified Boards
A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.
E.
Independent Chairperson
In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.
F.
Majority Voting in Director Elections
In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.
G.
Proxy Access
Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.
H.
Indemnification of Directors and Officers
In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).
III.
Compensation
Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.
A.
Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:
1.
The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.
2.
The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.
3.
The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.
As to stock option plans, considerations include the following:
1.
Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.
2.
Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long- term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.
Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:
1.
Whether the proposal excludes senior management and directors;
2.
Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;
3.
The company's relative performance compared to other companies within the relevant industry or industries;
4.
Economic and other conditions affecting the relevant industry or industries in which the company competes; and
5.
Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.
B.
Employee Stock Purchase Plans
These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.

IV.
Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote
Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:
-
The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;
-
The alignment of executive compensation and company performance relative to peers; and
-
The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.
When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.
A.
Compensation Committee
Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.
Fidelity will oppose the election of directors on the compensation committee if:
The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:
a)
The alignment of executive compensation and company performance relative to peers; and
b)
The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.
The company has not adequately addressed concerns raised by shareholders.
Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:
a)
Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or
b)
Adopted or extended a golden parachute.
B.
Executive Severance Agreements
Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V.
Natural and Human Capital Issues
As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company if our research has demonstrated an issue is financially material to that company and the investing funds’ investment objectives and strategies.
Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:
◼
Address a topic that our research has identified as financially material;
◼
Provide disclosure of new or additional information to investors without being overly prescriptive;
◼
Provide valuable information to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company’s processes and governance of the topic in question; and
◼
Are realistic or practical for the company to comply with.
VI.
Anti-Takeover Provisions and Shareholders Rights Plans
Fidelity generally will oppose a proposal to adopt an anti-takeover provision.
Anti-takeover provisions include:
-
classified boards;
-
“blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);
-
golden parachutes;
-
supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);
-
poison pills;
-
provisions restricting the right to call special meetings;
-
provisions restricting the right of shareholders to set board size; and
-
any other provision that eliminates or limits shareholder rights.
A.
Shareholders Rights Plans (“poison pills”)
Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.
Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:
1.
Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;
2.
Is integral to a business strategy that is expected to result in greater value for the shareholders;
3.
Requires shareholder approval to be reinstated upon expiration or if amended;

4.
Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and
5.
Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.
Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.
B.
Shareholder Ability to Call a Special Meeting
Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.
C.
Shareholder Ability to Act by Written Consent
Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.
D.
Supermajority Shareholder Vote Requirement
Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.
VII.
Anti-Takeover Provisions and Director Elections
Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.
Fidelity will consider supporting the election of directors with respect to poison pills if:
-
All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.
-
A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.
-
It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
VIII.
Capital Structure and Incorporation
These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.
A.
Increases in Common Stock
Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.
B.
Multi-Class Share Structures
Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
C.
Incorporation or Reincorporation in another State or Country
Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
IX.
Shares of Fidelity Funds or other non-Fidelity Funds
When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund’s Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.
X.
Foreign Markets
Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.
XI.
Securities on Loan
Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.

XII.
Compliance with Legal Obligations and Avoiding Conflicts of Interest
Voting of shares is conducted in a manner consistent with Fidelity’s fiduciary obligations to the funds and all applicable laws and regulations. In other words, Fidelity votes in a manner consistent with these guidelines and in the best interests of the funds and their shareholders, and without regard to any other Fidelity companies' business relationships.
Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
XIII.
Conclusion
Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.
Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.
J.P. Morgan Investment Management, Inc.
SUB-ADVISOR PROXY VOTING PROCEDURES AND GUIDELINES
(April 2025)
J.P. Morgan Investment Management Inc. (Sub-Adviser), as an investment sub-adviser to the Funds, has been granted the authority to vote the proxies of any voting securities held in each Fund’s portfolio. In voting proxies, the Sub-Adviser’s objective is to vote proxies in the best interests of its clients. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Fund’s Board of Trustees has adopted the Sub-Adviser’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues for the Funds.
The Sub-Adviser and its affiliated advisers (“JPMAM”) are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. The Sub-Adviser has adopted a separate set of Guidelines that covers the regions each of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (“EMEA”), (3) Asia (ex-Japan) and (4) Japan (each, a “Region”, collectively, the “Regions”). In addition, for each Region, the Sub-Adviser has adopted Sustainable Strategy Proxy Voting Guidelines (“Sustainable Proxy Guidelines”) for certain sustainable strategies, which may apply to certain Funds as approved by the Board of Trustees. The Sustainable Proxy Guidelines for those sustainable strategies replace certain sections of the Guidelines for each of the Regions. Proposals for securities held in the sustainable strategies that are not covered by the Sustainable Proxy Guidelines will continue to be voted in accordance with the other provisions of the applicable Guidelines for each of the Regions.
Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value consistent with each Fund's objectives and strategies. As a general rule, in voting proxies of a particular security, the Sub-Adviser and its affiliated advisers will apply the Guidelines of the Region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that the Sub-Adviser and its affiliated advisers has encountered globally, based on many years of collective investment management experience.
To oversee the proxy voting process on an ongoing basis, the Sub-Adviser has established a proxy committee (“Proxy Committee”) for each global location where proxy voting decisions are made. Each Proxy Committee is composed of members and invitees including a proxy administrator (“Proxy Administrator”) and senior officers from among the investment, legal, compliance, and risk management departments. The primary functions of each Proxy Committee  include: (1) reviewing and approving the Guidelines annually; (2) providing advice and recommendations on general proxy voting matters, including potential or material conflicts of interest escalated to it from time to time as well as on specific voting issues to be implemented by the Sub-Adviser; and (3) determining the independence of any third-party vendor to which it has delegated proxy voting responsibilities (such as, for example, delegation when the Sub-Adviser has identified a material conflict of interest) and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities.
The Guidelines are proprietary to the Sub-Adviser and reflect the Sub-Adviser’s views on proxy voting matters as informed by its investment experience and research over many years of proxy voting. Certain guidelines are prescriptive (“Prescribed Guidelines”) meaning they specify how the Sub-Adviser will vote a particular proxy proposal except where the Sub-Adviser, pursuant to its procedures, determines to vote in a manner contrary to its Prescribed Guidelines also known as an “Override”. Other guidelines contemplate voting on a case-by-case basis. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. Individual company facts and circumstances vary. In some cases, the Sub-Adviser may determine that, in the best interest of its clients, a particular proxy item should be voted in a manner that is not consistent with the Prescribed Guidelines. Where the Sub-Adviser chooses to vote in a manner contrary to its Prescribed Guideline or where the Proxy Administrator determines that such vote requires further escalation to certain portfolio management teams (“escalated votes”), the procedures include a review and, for certain votes, an attestation process. These processes are designed to identify actual or potential material conflicts of interest (between a Fund on the one hand, and the Fund’s Sub-Adviser or an affiliate, on the other hand), ensure that relevant personnel were not in possession of material non-public information (“MNPI”), and ensure that the proxy vote is cast in the best interests of the Fund.
In order to maintain the integrity and independence of the Sub-Adviser’s investment processes and decisions, including proxy voting decisions, and to protect the Sub-Adviser’s decisions from influences that could lead to a vote other than in the Funds’ best interests, JPMC (including the Sub-Adviser) has adopted policies and procedures that (i) address the handling of conflicts, (ii) establish information barriers, and (iii) restrict the use of MNPI. Material conflicts of interest are further avoided by voting in accordance with the Sub-Adviser’s Prescribed Guidelines. A material conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for a J.P. Morgan Fund, or when the Proxy Administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or has rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party using its own guidelines; provided, however, that the Sub-Adviser’s investment professional(s) may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the Proxy Administrator has actual knowledge indicating that a JPMorgan Chase affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. The applicable proxy committee shall review the Exception Request and shall determine whether the Sub-Adviser should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.
Depending on the nature of the conflict, the Sub-Adviser may elect to take one or more of the following measures or other appropriate action: removing certain Sub-Adviser personnel from the proxy voting process or “walling off” personnel with knowledge of the conflict to ensure that such personnel do not influence the relevant proxy vote; voting in accordance with the applicable Prescribed Guidelines, if any, if the application of the Prescribed Guidelines would objectively result in the casting of a proxy vote in a predetermined manner, or delegating the vote to an independent third party, in which case the proxy will be voted by the independent third party in accordance with its own determination. In the event that the portion of the Fund managed by the Sub-Adviser, in the aggregate with other funds managed by JPMIM, holds more than 25% of the outstanding voting securities of an open-end registered investment company or registered unit investment trust that is not managed by JPMIM (a “Non-J.P. Morgan Fund”), the Fund will vote its respective securities in a Non-J.P. Morgan Fund in the same proportion as the vote of all other holders of such securities.
For securities held in Funds that seek to follow the investment returns of an underlying index, the Sub-Adviser may abstain from voting if it determines that casting a vote would not have a material effect on the value of the Fund’s investments based on the size of the Fund’s holdings, its ownership in the issuer, and/or its consideration of the importance of the proxy vote.

The following summarizes some of the more noteworthy types of proxy voting policies of the North America Guidelines:
•
The Sub-Adviser considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) adopt or renew a poison pill without shareholder approval; (c) are affiliated outside directors who serve on audit, compensation or nominating committees or are affiliated outside directors and the full board serves on such committees or the company does not have such committees; (d) ignore a shareholder proposal that is approved by a majority of either the shares outstanding or the votes cast based on a review over a consecutive two year time frame; (e) are insiders and affiliated outsiders on boards that are not at least majority independent except, in the case of controlled companies, vote for non-independent directors who serve on committees other than the audit committee; or (f) are CEOs of publicly-traded companies who serve on more than two public boards (besides his or her own board) or for all other directors who serve on more than four public company boards. In addition, votes are generally withheld for directors who serve on committees in certain cases. For example, the Sub-Adviser generally withholds votes from audit committee members in circumstances in which there is evidence that there exists material weaknesses in the company’s internal controls. Votes generally are also withheld from directors when there is a demonstrated history of poor performance or inadequate risk oversight or when the board adopts changes to the company’s governing documents without shareholder approval if the changes materially diminish shareholder rights. Votes generally will be withheld from board chair, lead independent directors, or governance committee chairs of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation. In addition, the Sub-Adviser generally votes against the chair of the nominating committee if one or more directors remain on the board after having received less than majority of votes cast in the prior election.
•
The Sub-Adviser generally votes for board declassification proposals and against board classification proposals.
•
The Sub-Adviser also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.
•
The Sub-Adviser votes against proposals for a super-majority vote to approve a merger.
•
The Sub-Adviser considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.
•
The Sub-Adviser considers vote proposals with respect to stock-based incentive plans on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) and includes an analysis of the structure of the plan and pay practices of other companies in the relevant industry and peer companies.
•
The Sub-Adviser also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social issue proposals.
•
The Sub-Adviser generally votes for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes if the company is a Delaware corporation; otherwise, the Sub-Adviser votes on a case-by-case basis.
•
The Sub-Adviser supports board refreshment, independence, and a diverse skill set for directors as an important part of contributing to long-term shareholder value. The Sub-Adviser generally supports investee companies’ consideration of equal employment opportunity and inclusiveness in their general recruitment policies as the Sub-Adviser believes such diversity contributes to the effectiveness of boards and further development of sound governance and risk oversight. The Sub-Adviser supports investee companies’ disclosure of gender, racial and ethnic composition of the board so that the Sub-Adviser can include that information as one of the many data points used in its holistic assessment of the companies. As with all proxy votes, the Sub-Adviser seeks to vote in each Fund’s best interests to enhance long-term shareholder value.

•
The Sub-Adviser will generally vote against a plan and/or withhold its vote from members of the compensation committee when there is a disconnect between the chief executive officer’s pay and performance (an increase in pay and a decrease in performance). The Sub-Adviser reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer’s previous year’s proposal received a low level of support.
The following summarizes some of the more noteworthy types of proxy voting policies of Section 12 Social and Environmental Issues from the North America Guidelines:
•
The Sub-Adviser generally encourages a level of reporting on environmental matters that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance. In general, the Sub-Adviser supports management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
•
In evaluating how to vote environmental proposals, key considerations may include, but are not limited to, issuer considerations such as asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations; cash deployments; cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs; corporate behavior of the company; demonstrated capabilities of the company, its strategic planning process, and past performance; current level of disclosure of the company and consistency of disclosure across its industry; and whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework. The Sub-Adviser may also consider whether adoption of the proposal would inform and educate shareholders; have companies that adopted the proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company; does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices; and does the proposal create the potential for unintended consequences such as a competitive disadvantage.
•
The Sub-Adviser votes against the chair of the committee responsible for providing oversight of environmental matters and/or risk where the Sub-Adviser believes the company is lagging peers in terms of disclosure, business practices or targets. The Sub-Adviser also votes against committee members, lead independent director and/or board chair for companies that have lagged over several years.
•
With regard to social issues, among other factors, the Sub-Adviser considers the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
•
The Sub-Adviser expects boards to provide oversight of human capital management which includes the company management of its workforce, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record and health and safety. As an engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities and deliver shareholder returns, the Sub-Adviser will generally support shareholder resolutions seeking the company to disclose data on workforce demographics, and release of EEO-1 or comparable data where such disclosure is deemed by the Sub-Adviser as inadequate.
Non-U.S. Guidelines. The following summarizes some of the more noteworthy types of proxy voting policies of the EMEA, Asia (Ex-Japan) and Japan Guidelines (collectively, “Non-U.S. Guidelines”):
•
Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for the Sub-Adviser to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to the Sub-Adviser in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.

•
Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. The Sub-Adviser also considers the cost of voting in light of the expected benefit of the vote. In certain instances, it may sometimes be in the Fund’s best interests to intentionally refrain from voting in certain overseas markets from time to time.
•
The Non-U.S. Guidelines reflect the applicable Region’s corporate governance or stewardship codes with respect to corporate governance and proxy voting. For example, JPMAM is a signatory to the UK Stewardship Code 2020 and believes that its existing stewardship policies meet the standards required under the Code. Additionally, for example, the EMEA Guidelines for UK companies are based on the revised UK Corporate Governance Code. If a portfolio company chooses to deviate from the provisions of the UK Corporate Governance Code, the Sub-Adviser takes the company’s explanation into account as appropriate, based on the Sub-Adviser’s overall assessment of the standards of corporate governance evidenced at the company. For Continental European markets, the Sub-Adviser expects companies to comply with local Corporate Governance Codes, where they exist. In markets where a comparable standard does not exist, the Sub-Adviser uses the EMEA Guidelines as the primary basis for voting, while taking local market practice into consideration where applicable. The Japan Guidelines reflect the 2020 revisions to the Japanese Stewardship Code. Likewise, the Asia (Ex-Japan) Guidelines endorse the stewardship principles promoted by different regulators and industry bodies in the region including the Singapore Stewardship Principles for Responsible Investors supported by Monetary Authority of Singapore and Singapore Exchange, the Principles for Responsible Ownership issued by the Securities and Futures Commission in Hong Kong, and the Principles of Internal Governance and Asset Stewardship issued by the Financial Services Council of Australia.
•
Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, the Sub-Adviser pays particular attention to management’s arguments for promoting the prospective change.
•
The Non-U.S. Guidelines encourage transparency and disclosure with respect to remuneration reporting as well as processes and policies designed to align compensation with the long-term performance of portfolio companies.
•
In particular, the EMEA Guidelines indicate that the remuneration policy as it relates to senior management should ideally be presented to shareholders for approval with such votes normally occurring every third year. In addition, the EMEA Guidelines describe information that the Sub-Adviser expects to be included in remuneration reports including disclosure on amounts paid to executives, alignment between company performance and pay out to executives, disclosure of, among other things, variable incentive targets, levels of achievement and performance awards, information on the ratio of CEO pay to median employee pay.
•
With respect to the Japan Guidelines, the voting decision will be made taking into account matters such as recent trends in the company’s earnings and performance, with the expectation that companies will have a remuneration system comprised of a reasonable mix of fixed and variable (based on short term and medium to long term incentives) compensation. Such Guidelines also support the introduction of clawback clauses in order to prevent excessive risk taking which can negatively impact shareholder value and excessive pay.
•
Where shareholders are able to exercise a binding vote on remuneration policies, the Asia (Ex-Japan) Guidelines reflect the Sub-Adviser’s belief that such polices should stand the test of time. The Asia (Ex-Japan) Guidelines further encourage companies to provide information on the ratio of CEO pay to median employee pay and to explain the reasons for changes to the ratio as it unfolds year by year. The Asia (Ex-Japan) Guidelines also highlight information that companies should have with regard to gender pay gaps and indicate how this issue is being addressed.
•
The Sub-Adviser is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, under the EMEA Guidelines, the Sub-Adviser will generally vote to encourage the gradual phasing out of tiered board structures, in favor of a unitary board structure. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, the Non-U.S. Guidelines do not mandate a unitary board structure and local market practice will always be taken into account.

•
The Sub-Adviser will use its voting powers to encourage appropriate levels of board independence and diversity as an important part of contributing to long-term shareholder value, taking into account local market practice.
•
The EMEA Guidelines indicate that the Sub-Adviser expects boards to have a strategy to improve female representation in particular. The EMEA Guidelines generally support the target of one-third of board positions being held by women, as recommended by the UK Government’s Women on Boards Report, the Davies Review and the FTSE Women Leaders Review (formerly the Hampton-Alexander Review).
•
The Japan Guidelines include provisions on board diversity and indicate that the Sub-Adviser believes directors with diverse backgrounds should make up a majority of a board over time. The Japan Guidelines provide that the current policy is to vote against the election of the representative directors, such as the president of the company, if there is only one or no female directors (at least 30% gender diversity before 2030).
•
The Asia ex Japan Guidelines reflect, as a minimum standard for all Asia ex Japan markets, that JPMAM would expect no single-gender boards and that such boards would have 25% gender diverse representation, with 30% gender diverse representation or such higher amounts as reflected by local market practice before 2030.
•
The Sub-Adviser will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.
•
The Sub-Adviser will vote in favor of increases in capital which enhance a company’s long-term prospects. The Sub-Adviser will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, the Sub-Adviser will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.
•
The Sub-Adviser will vote in favor of proposals which will enhance a company’s long-term prospects. The Sub-Adviser will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.
•
The Sub-Adviser will generally vote against anti-takeover devices.
•
The Sub-Adviser considers social or environmental issues on a case-by-case basis under the Non-U.S. Guidelines, keeping in mind at all times the best economic interests of its clients. With respect to environmental proposals, the Non-U.S. Guidelines indicate that good corporate governance policies should consider the impact of company operations on the environment and the costs of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. The Non-U.S. Guidelines further encourage a level of environmental reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance. With regard to social issues, among other factors, the Sub-Adviser considers the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
North America and Non-U.S. Guidelines. The following describes certain elements that are common to the North America and Non-U.S. Guidelines:
•
The North America and Non-U.S. Guidelines note that, in certain markets, by-law changes have taken place to allow a company to hold virtual or hybrid general shareholder meetings and reflect that general shareholder meetings should be fair, constructive and foster dialogue between company management and shareholders. In principle, the Sub-Adviser is supportive of proposals allowing shareholder meetings to be convened by electronic means so long as the flexibility in the format of the meetings contributes to enhancing access to the meetings and where shareholder participation rights are protected, regardless of whether physical or virtual.

•
The North America and Non-U.S. Guidelines include climate risk guidelines due to the Sub-Adviser’s view that climate change has become a material risk to the strategy and financial performance of many companies. The Sub-Adviser may vote against directors of companies, that, in the Sub-Adviser’s opinion, face material climate-related transition or asset risks, where such disclosures are not available or where the Sub-Adviser believes such disclosures are not meaningful. To provide shareholders with meaningful disclosures on how the company is addressing risks related to climate change, the Sub-Adviser encourages disclosure aligned with the reporting framework developed by the Task Force on Climate related Financial Disclosures (“TCFD”). In addition, for companies in industries where the Sub-Adviser believes climate change risks pose material financial risks, the Sub-Adviser encourages more comprehensive reporting including scenario analysis to help under the resilience of a company’s strategy and disclosures of Scope 1 and 2 greenhouse gases (“GHG”) emission targets, where decarbonization of a company’s operations and purchased energy has been identified by the company as a key part of a company’s strategy to manage climate change risks. In addition, for companies who have chosen to set long-term net zero targets, the Sub-Adviser encourages the company to make disclosures including scope of emissions included in such targets in order to allow the Sub-Adviser to evaluate the long-term credibility of transition plans. The Sub-Adviser may vote for shareholder resolutions requesting information where disclosure is unavailable or not meaningful.
Securities Lending
Proxies for securities that are out on loan normally cannot be voted, as title passes to the borrower of the securities. The Sub-Adviser is not involved in a Fund’s securities lending arrangements as it is not a party to a securities lending agreement involving the Fund and does not make the decision to lend a Fund’s securities. As a result, to the extent that a Fund engages in securities lending, the Sub-Adviser will not include recall securities of the Fund on loan.
Loomis, Sayles & Company, L.P.

Proxy Voting Policies and Procedures
March 24, 2022
1. GENERAL
A.
Introduction.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Loomis Sayles as investment adviser. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Loomis Sayles’ fiduciary duty, and all applicable law and regulations. The Proxy Voting Procedures, as implemented by the Loomis Sayles Proxy Committee (as described below), are intended to support good corporate governance, including those corporate practices that address environmental and social issues (“ESG Matters”), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
Loomis Sayles uses the services of third parties (each a “Proxy Voting Service” and collectively the “Proxy Voting Services”), to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Any reference in these Proxy Voting Procedures to a “Proxy Voting Service” is a reference either to the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles or to the Proxy Voting Service that administers the process of voting proxies for Loomis Sayles or to both, as the context may require. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.
B.
General Guidelines.
The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.
1.
Client’s Best Interests. The Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. To protect its clients’ best interests, Loomis Sayles has integrated the consideration of ESG Matters into its investment process. The Proxy Voting Procedures are intended to reflect the impact of these factors in cases where they are material to the growth and sustainability of an issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or future market value of the issuer’s securities during the expected holding period. Loomis Sayles also believes that protecting the best interests of clients requires the consideration of potential material impacts of proxy proposals associated with ESG Matters.
For the avoidance of doubt, and notwithstanding any other provisions of these Proxy Voting Procedures, in all instances in which Loomis Sayles votes proxies on behalf of clients that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Loomis Sayles (a) will act solely in accordance with the economic interest of the plan and its participants and beneficiaries, and (b) will not subordinate the interests of the participants and beneficiaries in their retirement income or financial benefits under the plan to any other objective, or promote benefits or goals unrelated to those financial interests of the plan’s participants and beneficiaries.
2.
Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (a) retain the authority to vote proxies on securities in its account; (b) delegate voting authority to another party; or (c) instruct Loomis Sayles to vote proxies according to a policy that differs from the Proxy Voting Procedures. Loomis Sayles will honor any of these instructions if the instruction is agreed to in writing by Loomis Sayles in its investment management agreement with the client. If Loomis Sayles incurs additional costs or expenses in following any such instruction, it may request payment for such additional costs or expenses from the client.
3.
Stated Policies. In the interest of consistency in voting proxies on behalf of its clients where appropriate, Loomis Sayles has adopted policies that identify issues where Loomis Sayles will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; (c) generally vote as recommended by the Proxy Voting Service; and (d) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote. In certain cases where the recommendation of the Proxy Voting Service and the recommendation of the issuer’s management are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by-case basis by the Proxy Committee. In cases where the portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities recommends a vote, the proposal(s) will be voted according to these recommendations after a review for any potential conflicts of interest is conducted and will not be reviewed on a case-by-case basis by the Proxy Committee. There may be situations where Loomis Sayles casts split votes despite the stated policies. For example, Loomis Sayles may cast a split vote when different clients may be invested in strategies with different investment objectives, or when different clients may have different economic interests in the outcome of a particular proposal. Loomis Sayles also may cast a split vote on a particular proposal when its investment teams have differing views regarding the impact of the proposal on their clients’ investment interests.
4.
Abstentions and Other Exceptions. Loomis Sayles’ general policy is to vote rather than abstain from voting on issues presented, unless the Proxy Committee determines, pursuant to its best judgment, that the client’s best interests require abstention. However, in the following circumstances Loomis Sayles may not vote a client’s proxy:
•
The Proxy Committee has concluded that voting would have no meaningful, identifiable economic benefit to the client as a shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is insignificant.
•
The Proxy Committee has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-US jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Loomis Sayles believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. Loomis Sayles relies on the client’s custodian and on its Proxy Voting Service to identify share blocking jurisdictions. To the extent such information is wrong, Loomis Sayles could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial portfolio transaction.
•
Administrative requirements for voting proxies in certain foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the client’s local sub-custodian, cannot be fulfilled due to timing of the requirement, or the costs required to fulfill the administrative requirements appear to outweigh the benefits to the client of voting the proxy.
•
The client, as of the record date, has loaned the securities to which the proxy relates and Loomis Sayles has concluded that it is not in the best interest of the client to recall the loan or is unable to recall the loan in order to vote the securities1.
•
The client so directs Loomis Sayles.
The Proxy Committee will generally vote against, rather than abstain from voting on, ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client's behalf, such as when ballot delivery instructions have not been processed by a client's custodian, when the Proxy Voting Service has not received a ballot for a client's account (e.g., in cases where the client’s shares have been loaned to a third party), when proxy materials are not available in English, and under other circumstances beyond Loomis Sayles’ control.
5.
Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the client. All routine “for” and “against” issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security.
6.
Availability of Procedures. Loomis Sayles publishes these Proxy Voting Procedures, as updated from time to time, on its public website, www.loomissayles.com, and includes a description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Loomis Sayles also provides clients with a copy of its Proxy Voting Procedures.
7.
Disclosure of Vote. Loomis Sayles makes certain disclosures regarding its voting of proxies in the aggregate (not specific as to clients) on its website, www.loomissayles.com. For mutual funds that it manages, Loomis Sayles is required by law to make certain disclosures regarding its voting of proxies annually. This information is also available on the Loomis Sayles website. Additionally, Loomis Sayles will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client’s account. Loomis Sayles’ policy is not to disclose a client’s proxy voting records to third parties except as required by applicable law and regulations.
C.
Proxy Committee.
1.
Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of the senior representatives from firm investment teams and members of the Legal and Compliance Department, and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, he or she may designate another individual to act on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds

1 Loomis Sayles does not engage in securities lending. However, some clients do opt to lend securities, availing themselves of their custodians’ services.

voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with voting proxies of that issuer. Voting determinations made by the Proxy Committee generally will be memorialized electronically (e.g., by email).
2.
Duties. The Proxy Committee’s specific responsibilities include the following:
a.
developing, authorizing, implementing and updating the Proxy Voting Procedures, including:
(i)
annually reviewing the Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies, including determining the continuing adequacy of the Proxy Voting Procedures to confirm that they have been formulated reasonably and implemented effectively, including whether they continue to be reasonably designed to ensure that proxy votes are cast in clients’ best interest,
(ii)
annually reviewing existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and
(iii)
annually reviewing the proxy voting process and addressing any general issues that relate to proxy voting;
b.
overseeing the proxy voting process, including:
(i)
overseeing the vote on proposals according to the predetermined policies in the voting guidelines,
(ii)
directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,
(iii)
consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and
(iv)
periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;
c.
engaging and overseeing third-party vendors that materially assist Loomis Sayles with respect to proxy voting, such as the Proxy Voting Services, including:
(i)
determining and periodically reassessing whether , as relevant, the Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:
(a)
the adequacy and quality of the Proxy Voting Service’s staffing , personnel and technology,
(b)
whether the Proxy Voting Service has adequately disclosed its methodologies in formulating voting recommendations, such that Loomis Sayles can understand the factors underlying the Proxy Voting Service’s voting recommendations,
(c)
the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current, materially complete and accurate information, and
(d)
the Proxy Voting Service’s policies and procedures regarding how it identifies and addresses conflicts of interest, including whether the Proxy Voting Service’s policies and procedures provide for adequate disclosure of its actual and potential conflicts of interest with respect to the services it provides to Loomis Sayles.
(ii)
providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients and in accordance with these Proxy Voting Procedures and the determinations and directions of the Proxy Committee,
(iii)
receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and

(iv)
in the event that the Proxy Committee becomes aware that a recommendation of the Proxy Voting Service was based on a material factual error (including materially inaccurate or incomplete information): investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and
d.
further developing and/or modifying these Proxy Voting Procedures as otherwise appropriate or necessary.
3.
Standards.
a.
When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interests as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.
b.
When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.
c.
If Loomis Sayles becomes aware of additional information relevant to the voting of a shareholder meeting after a vote has been entered but before the applicable voting deadline has passed, it will consider whether or not such information impacts the vote determination entered, and if necessary, use reasonable efforts to change the vote instruction.
D.
Conflicts of Interest.
Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Service in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Service’s recommendation is not in the best interests of the firm’s clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Service’s recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.
E.
Recordkeeping.
Loomis Sayles or the Proxy Voting Service will maintain records of proxies voted pursuant to Rule 204-2 under the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.
Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.
2. PROXY VOTING
A.
Introduction
Loomis Sayles has established certain specific guidelines intended to achieve the objective of the Proxy Voting Procedures: to support good corporate governance, including ESG Matters, in all cases with the objective of protecting shareholder interests and maximizing shareholder value.

B.
Board of Directors
Loomis Sayles believes that an issuer’s independent, qualified board of directors is the foundation of good corporate governance. Loomis Sayles supports proxy proposals that reflect the prudent exercise of the board’s obligation to provide leadership and guidance to management in fulfilling its obligations to its shareholders. As an example, it may be prudent not to disqualify a director from serving on a board if they participated in affiliated transactions if all measures of independence and good corporate governance were met.
Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.
Chairman and CEO are Separate Positions: Vote for proposals that require the positions of chairman and CEO to be held by different persons.
Director and Officer Indemnification and Liability Protection:
A.
Vote against proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond legal expenses to acts such as gross negligence that are more serious violations of fiduciary obligations than mere carelessness.
B.
Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director or officer was found to have acted in good faith and in a manner that the director or officer reasonably believed was in the best interests of the company, and (ii) if the director's or officer’s legal expenses only would be covered.
Director Nominees in Contested Elections: Votes in a contested election of directors or a “vote no” campaign must be evaluated on a case-by- case basis, considering the following factors: (1) long-term financial performance of the issuer relative to its industry; management's track record; (2) background to the proxy contest; qualifications of director nominees (both slates); (3) evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (4) stock ownership positions.
Director Nominees in Uncontested Elections:
A.
Vote for proposals involving routine matters such as election of directors, provided that at least two-thirds of the directors would be independent, as determined by the Proxy Voting Service, and affiliated or inside nominees do not serve on any key board committee, defined as the Audit, Compensation, Nominating and/or Governance Committees.
B.
Vote against nominees that are CFOs of the subject company. Generally, vote against nominees that the Proxy Voting Service has identified as not acting in the best interests of shareholders (e.g., due to over-boarding, risk management failures, a lack of diversity, etc.). Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a key board committee (as defined above). Vote against affiliated and inside nominees if less than two-thirds of the board would be independent. Vote against Governance or Nominating Committee members if both the following are true: a) there is no independent lead or presiding director; and b) if the position of CEO and chairman are not held by separate individuals. Generally, vote against Audit Committee members if auditor ratification is not proposed, except in cases involving: (i) investment company board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules; or (ii) any other issuer that is not required by law or regulation to submit a proposal ratifying the auditor selection. Vote against Compensation Committee members when Loomis Sayles or the Proxy Voting Service recommends a vote against the issuer's “say on pay” advisory vote.
C.
Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interests of shareholders.
D.
Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

E.
When electing directors for any foreign-domiciled issuer to which the Proxy Voting Service believes it is reasonable to apply U.S. governance standards, we generally will vote in accordance with our policies set forth in (A) through (D) above. When electing directors for any other foreign-domiciled issuers, a recommendation of the Proxy Voting Service will generally be followed in lieu of the above stipulations.
Independent Audit, Compensation and Nominating and/or Governance Committees: Vote for proposals requesting that the board Audit, Compensation and/or Nominating and/or Governance Committees include independent directors exclusively.
Independent Board Chairman:
A.
Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent” (based on some reasonable definition of that term) with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.
B.
Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer's enterprise value is less than $10 billion.
Multiple Directorships: Generally vote against a director nominee who serves as an executive officer of any public company while serving on more than two total public company boards and any other director nominee who serves on more than five total public company boards, unless a convincing argument to vote for that nominee is made by the Proxy Voting Service, in which case, the recommendation of the Proxy Voting Service will generally be followed.
Staggered Director Elections: Vote against proposals to classify or stagger the board.
Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.
Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.
C.
Ratification of Auditor
Loomis Sayles generally supports proposals for the selection or ratification of independent auditors, subject to consideration of various factors such as independence and reasonableness of fees.
A.
Generally vote for proposals to ratify auditors.
B.
Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
C.
In general, if non-audit fees amount to 35% or more of total fees paid to a company's auditor we will vote against ratification and against the members of the Audit Committee unless the Proxy Voting Service states that the fees were disclosed and determined to be reasonable. In such instances, the recommendation of the Proxy Voting service will generally be followed.
D.
Vote against ratification of auditors and vote against members of the Audit Committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.
E.
Vote against ratification of auditors if the Proxy Voting Service indicates that a vote for the ratification of auditors it is not in the best long term interest of shareholders.
D.
Remuneration and Benefits
Loomis Sayles believes that an issuer’s compensation and benefit plans must be designed to ensure the alignment of executives’ and employees’ interests with those of its shareholders.
401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.
Compensation Plans: Proposals with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer will be considered on a case-by-case basis.
Director Related Compensation: Vote proposals relating to director compensation, that are required by and comply with applicable laws (domestic or foreign) or listing requirements governing the issuer, as recommended by the Proxy Voting Service.
Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares), in which case the recommendation of the Proxy Voting Service will generally be followed.
Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive's death.
Golden and Tin Parachutes:
A.
Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.
B.
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.
OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:
A.
Vote for proposals to amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
B.
Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
C.
Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
D.
Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.
Shareholder Proposals to Limit Executive and Director Pay Including Executive Compensation Advisory Resolutions (“Say on Pay”):
A.
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
B.
Review on a case-by-case basis (1) all shareholder proposals that seek to limit executive and director pay and (2) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.
C.
Vote against proposals to link all executive or director variable compensation to performance goals.
D.
Vote for an annual review of executive compensation.
E.
Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.
F.
For foreign domiciled issuers where a non-binding advisory vote on executive compensation is proposed concurrently with a binding vote on executive compensation, and the recommendation of the Proxy Voting Service is the same for each proposal, a vote will be entered as recommended by the Proxy Voting Service.
Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:
A.
Vote against stock option plans which expressly permit repricing of underwater options.
B.
Vote against proposals to make all stock options performance based.
C.
Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.
D.
Vote for proposals that request expensing of stock options.
E.
Capital Structure Management Issues
Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.
Authority to Issue Shares: Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer’s issued ordinary share capital is consistent with industry standards and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Blank Check Preferred Authorization:
A.
Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.
B.
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
C.
Review proposals to increase the number of authorized blank check preferred shares on a case-by-case basis.
Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.
Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.
Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer's treasury.
Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Stock Distributions, Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.
F.
Mergers, Asset Sales and Other Special Transactions
Proposals for transactions that have the potential to affect the ownership interests and/or voting rights of the issuer’s shareholders, such as mergers, asset sales and corporate or debt restructuring, will be considered on a case-by-case basis, based on (1) whether the best economic result is being created for shareholders, (2) what changes in corporate governance will occur, (3) what impact they will have on shareholder rights, (4) whether the proposed transaction has strategic merit for the issuer, and (5) other factors as noted in each section below, if any.
Asset Sales: Votes on asset sales will be determined on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of inefficiencies.
Conversion of Debt Instruments: Votes on the conversion of debt instruments will be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.
Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales will be considered on a case-by-case basis.
Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues:
A.
Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
B.
Change in Control - Will the transaction result in a change in control of the company?
C.
Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.
D.
Potential Conflicts of Interest – For example, clients may own securities at different levels of the capital structure; in such cases, Loomis Sayles will exercise voting or consent rights for each such client based on that client’s best interests, which may differ from the interests of other clients.
Delisting a Security: Proposals to delist a security from an exchange will be evaluated on a case-by-case basis.
Fair Price Provisions:
A.
Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
B.
Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.
Greenmail:
A.
Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
B.
Review anti-greenmail proposals on a case-by-case basis when they are bundled with other charter or bylaw amendments.
C.
Vote for proposals to eliminate an anti-greenmail bylaw if the recommendations of management and the Proxy Voting Service are in agreement. If they are not in agreement, review and vote such proposals on a case-by-case basis.
Liquidations: Proposals on liquidations will be voted on a case-by-case basis after reviewing relevant factors including but not necessarily limited to management's efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.
Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, generally taking into account relevant factors, including but not necessarily limited to: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; golden parachutes; financial benefits to current management; and changes in corporate governance and their impact on shareholder rights.
Poison Pills:
A.
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B.
Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.
C.
Review on a case-by-case basis management proposals to ratify a poison pill.
Reincorporation Provisions: Proposals to change a company's domicile will be evaluated on a case-by-case basis.
Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.
Spin-offs: Votes on spin-offs will be considered on a case-by-case basis depending on relevant factors including but not necessarily limited to the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
Tender Offer Defenses: Proposals concerning tender offer defenses will be evaluated on a case-by-case basis.
G.
Shareholder Rights
Loomis Sayles believes that issuers have a fundamental obligation to protect the rights of their shareholders. Pursuant to its fiduciary duty to vote shares in the best interests of its clients, Loomis Sayles considers proposals relating to shareholder rights based on whether and how they affect and protect those rights.
Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.
Bundled Proposals: Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.
Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.
Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes will be considered on a case-by-case basis.
Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.
Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
Exclusive Forum Provisions: Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer’s Governance Committee in the event of a proposal mandating an exclusive forum without shareholder approval.
Independent Proxy: Vote for proposals to elect an independent proxy to serve as a voting proxy at shareholder meetings.
Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.
Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to the Common Stock Authorization requirements above.
Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). Vote for such proposals when they require the nominating shareholder(s) to hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.

Shareholder Ability to Alter the Size of the Board:
A.
Vote for proposals that seek to fix the size of the board.
B.
Vote against proposals that give management the ability to alter the size of the board without shareholder approval.
Shareholder Ability to Remove Directors:
A.
Vote against proposals that provide that directors may be removed only for cause.
B.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
C.
Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.
Shareholder Advisory Committees: Proposals to establish a shareholder advisory committee will be reviewed on a case-by-case basis.
Shareholder Rights Regarding Special Meetings:
A.
Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.
B.
Vote against proposals to restrict or prohibit shareholder ability to call special meetings.
Supermajority Shareholder Voting Requirements: Vote for all proposals to replace supermajority shareholder voting requirements with simple majority shareholder voting requirements, subject to applicable laws and regulations. Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Unequal Voting Rights:
A.
Vote against dual class exchange offers and dual class recapitalizations.
B.
Vote on a case-by-case basis on proposals to eliminate an existing dual class voting structure.
Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination. Generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
H.
Environmental and Social Matters
Loomis Sayles has a fiduciary duty to act in the best interests of its clients. Loomis Sayles believes good corporate governance, including those practices that address ESG Matters, is essential to the effective management of a company’s financial, litigation and reputation risk, the maximization of its long-term economic performance and sustainability, and the protection of its shareholders’ best interests, including the maximization of shareholder value.
Proposals on environmental and social matters cover a wide range of issues, including environmental and energy practices and their impacts, labor matters, diversity and human rights. These proposals may be voted as recommended by the Proxy Voting Service or may, in the determination of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a material impact on an industry or the growth and sustainability of an issuer; (ii) is appropriate for the issuer and the cost to implement would not be excessive; (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk; or (iv) is otherwise appropriate for the issuer.
Loomis Sayles will consider whether such proposals are likely to enhance the value of the client’s investments after taking into account the costs involved, pursuant to its fiduciary duty to its clients.

Climate Reporting: Generally vote for proposals requesting the issuer produce a report, at reasonable expense, on the issuer’s climate policies. A recommendation against such proposals by the Proxy Voting Service will be considered by the Proxy Committee.
Workplace Diversity Reporting: Generally vote for proposals requesting the issuer produce a report, at reasonable expense, on the issuer’s workforce diversity or equity policies and/or performance. A recommendation against such proposals by the Proxy Voting Service will be considered by the Proxy Committee.
I.
General Corporate Governance
Loomis Sayles has a fiduciary duty to its clients with regard to proxy voting matters, including routine proposals that do not present controversial issues. The impact of proxy proposals on its clients’ rights as shareholders must be evaluated along with their potential economic benefits.
Changing Corporate Name: Vote for management proposals to change the corporate name.
Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Proposals of UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.
Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.
Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.
Financial Statements: Generally, proposals to accept and/or approve the delivery of audited financial statements shall be voted as recommended by the Proxy Voting Service. In certain non-US jurisdictions where local regulations and/or market practices do not require the release of audited financial statements in advance of custodian vote deadlines (e.g., Korea), and the Proxy Voting Service has not identified any issues with the company’s past financial statements or the audit procedures used, then Loomis Sayles shall vote for such proposals.
Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.
Ratification of Board and/or Management Acts: Generally, proposals concerning the ratification or approval of the acts of the board of directors and/or management of the issuer for the past fiscal year shall be voted as recommended by the Proxy Voting Service.
Reimbursement of Proxy Contest Defenses: Generally, proposals concerning all proxy contest defense cost reimbursements should be evaluated on a case-by-case basis.
Reimbursement of Proxy Solicitation Expenses: Proposals to provide reimbursement for dissidents waging a proxy contest should be evaluated on a case-by-case basis.
State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.
Transaction of Other Business: Vote against proposals asking for authority to transact open-ended other business without any information provided by the issuer at the time of voting.

Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.
J.
Investment Company Matters
Election of Investment Company Trustees: Vote for nominees who oversee fewer than 60 investment company portfolios. Vote against nominees who oversee 60 or more investment company portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more investment company portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds). These policies will be followed with respect to funds advised by Loomis Sayles and its affiliates, as well as funds for which Loomis Sayles acts as subadviser and other third parties.
Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.
Investment Company Fundamental Investment Restrictions: Votes on amendments to an investment company’s fundamental investment restrictions should be evaluated on a case-by-case basis.
Investment Company Investment Advisory Agreements: Votes on investment company investment advisory agreements should be evaluated on a case-by-case basis.
MASSACHUSETTS FINANCIAL SERVICES COMPANY
PROXY VOTING POLICIES AND PROCEDURES
January 1, 2026
At MFS Investment Management, our core purpose is to create value responsibly. In serving the long-term economic interests of our clients, we rely on deep fundamental research, risk awareness, engagement, and effective stewardship to generate long-term risk-adjusted returns for our clients. A core component of this approach is our proxy voting activity. We believe that robust ownership practices can help protect and enhance long-term shareholder value. Such ownership practices include diligently exercising our voting rights as well as engaging with our issuers on a variety of proxy voting topics. We recognize that environmental, social and governance (“ESG”) issues may impact the long-term value of an investment, and, therefore, we consider ESG issues in light of our fiduciary obligation to vote proxies in what we believe to be in the best long- term economic interest of our clients.
MFS Investment Management and its subsidiaries that perform discretionary investment activities (collectively, “MFS”) have adopted these proxy voting policies and procedures (“MFS Proxy Voting Policies and Procedures”) with respect to securities owned by the clients for which MFS serves as investment adviser and has been delegated the power to vote proxies on behalf of such clients. These clients include pooled investment vehicles sponsored by MFS (an “MFS Fund” or collectively, the “MFS Funds”).
Our approach to proxy voting is guided by the overall principle that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of our clients for which we have been delegated with the authority to vote on their behalf, and not in the interests of any other party, including company management, or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships. These Proxy Voting Policies and Procedures include voting guidelines that govern how MFS generally will vote on specific matters as well as how we monitor potential material conflicts of interest on the part of MFS that could arise in connection with the voting of proxies on behalf of MFS’ clients.
Our approach to proxy voting is guided by the following additional principles:
Consistency in application of the policy across multiple client portfolios: While MFS generally seeks a single vote position on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. For example, we may vote differently for a client portfolio if we have received explicit voting instructions to vote differently from such client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.
Consistency in application of policy across shareholder meetings in most instances: As a general matter, MFS seeks to vote consistently on similar proxy proposals across all shareholder meetings. However, as many proxy proposals (e.g., mergers, acquisitions, and shareholder proposals) are analyzed on a case-by-case basis in light of the relevant facts and circumstances of the issuer and proposal MFS may vote similar proposals differently at different shareholder meetings. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.
Consideration of company specific context and informed by engagement: As noted above MFS will seek to consider a company’s specific context in determining its voting decision. Where there are significant, complex or unusual voting items we may seek to engage with a company before making the vote to further inform our decision. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management is warranted to reflect our concerns and encourage change in the best long-term economic interests of our clients for which MFS has been delegated with the authority to vote on their behalf..
Clear decisions to best support issuer processes and decision making: To best support improved issuer decision making we strive to generally provide clear decisions by voting either For or Against each item. We may however vote to Abstain in certain situations if we believe a vote either For or Against may produce a result not in the best long-term economic interests of our clients.
Transparency in approach and implementation: Our voting data is reported to clients upon request and publicly on a quarterly and annual basis on our website (under Proxy Voting Records & Reports). For more information about reporting on our proxy voting activities, please refer to Section F below.
A.
VOTING GUIDELINES
The following guidelines govern how MFS will generally vote on specific matters presented for shareholder vote. These guidelines are not exhaustive, and MFS may vote on matters not identified below. In such circumstances, MFS will be governed by its general policy to vote in what MFS believes to be in the best long-term economic interest of its clients. MFS reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.
Additionally, these guidelines are written to apply to the markets and companies where MFS has significant assets invested. There will be markets and companies, such as controlled companies and smaller markets, where local governance practices are taken into consideration and exceptions may need to be applied that are not explicitly stated below. There are also markets and companies where transparency and related data limit the ability to apply these guidelines.
Board structure and performance
MFS generally supports the election and/or discharge of directors proposed by the board in uncontested or non-contentious elections, unless concerns have been identified as described below.
Director Independence
•
As a general matter, MFS will not support a nominee to a board if, as a result of such nominee being elected to the board, the board would consist of less than a simple majority of members who are “independent” (as determined by MFS in its sole discretion). MFS’ determination of “independence” may be different than that of the company, the exchange on which the company is listed, or a third party (e.g., proxy advisory firm).

•
As a general matter, MFS will vote against any non-independent nominee if MFS does not believe a key committee of the board (such as audit, nomination and compensation/remuneration committee) is “sufficiently independent.” MFS’ view of what constitutes “sufficiently independent” and which committees are “key committees” varies by market.
•
MFS may accept lower levels of independence in certain circumstances, such as companies required to have non-shareholder representatives on the board, controlled companies, and companies in certain markets.
Independent chairs
•
MFS believes boards should include some form of independent leadership responsible for amplifying the views of independent directors and setting meeting agendas, and this is often best positioned as an independent chair of the board or a lead independent director. We review the merits of a change in leadership structure on a case-by-case basis.
Tenure in leadership roles
•
MFS may vote against a chair who is designated independent, or a lead independent director whose overall tenure on the board equals or exceeds twenty (20) years, if refreshment is not being considered by the company’s board or MFS identifies other concerns that suggest more immediate refreshment is necessary.
Overboarding
•
We believe that all directors should have sufficient time and attention to fulfil their duties and play their part in effective oversight, both in normal and exceptional circumstances. As a general guideline, MFS will generally vote against a director’s election if we believe that the director’s service on board of outside public companies is “excessive”. Our view as to what constitutes “excessive” varies by market and role that the director services with the public company (i.e., executive or non-executive). In cases of a director nominee who serves as a CEO or executive chair of a public company, MFS will likely only apply a vote against director’s election at the meetings of the companies where the director is a non-executive.
•
When analyzing whether a director’s service on boards of multiple public companies is excessive, MFS may also consider: (i) whether the company has disclosed the director’s plans to step down from one or more public company boards within a reasonable time; or (ii) whether the director serves on the multiple boards of affiliated companies, or on more than one investment company within the same investment company complex (as defined by applicable law). MFS may also vote in favor of a director whose service on outside public company boards we would otherwise deem to be excessive if after engagement we believe the director’s ability to dedicate sufficient time and attention is not impaired by the external roles.
•
MFS may also vote against any director if we deem such nominee to have board or committee roles or other outside time commitments that we believe would impair their ability to dedicate sufficient time and attention to their director role.
Diversity
•
MFS believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance. MFS takes a holistic view on the dimensions of diversity that can lead to diversity of perspectives.
•
Gender diversity is one such dimension and if data is available, MFS will generally vote against the chair of the nominating and governance committee or other most relevant position at any company whose board, in our view, is comprised of an insufficient representation of directors who are women. Our view as to what constitutes insufficient representation varies by market.
•
MFS may consider other dimensions of diversity if we believe that the board will benefit from more diverse perspectives.
•
MFS considers exceptions to our approach if we believe that the company is transitioning towards a well-balanced board with diverse perspectives or has provided a clear and compelling reason for why they have been unable to do so.
Board size

•
MFS believes that the size of the board can have an effect on the board's ability to function efficiently and effectively. MFS evaluates board size on a case-by-case basis.
Other Concerns
•
MFS will generally not support a nominee if MFS can determine that the nominee attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications.
•
MFS may not support some or all nominees standing for re-election to a board if MFS determines (i) there are concerns with a director or board regarding performance, governance, or oversight; (ii) the board or relevant committee has not adequately responded to an issue that received a significant vote against management from shareholders; or (iii) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda; or (iv) a Japanese company allocates a significant portion of its net assets to cross-shareholderings.
•
MFS may also not support some or all nominees standing for election to a compensation/remuneration committee if (i) MFS votes against consecutive executive compensation votes; (ii) MFS determines that a particular egregious executive compensation practice has occurred; (iii) MFS believes the committee is inadequately incentivizing or rewarding executives, or is overseeing pay practices that MFS believes are detrimental to the long-term success of the company; or (iii) an advisory pay vote is not presented to shareholders, or the company has not implemented the advisory vote frequency supported by a plurality/majority of shareholders.
•
Unless the concern is commonly accepted market practice, MFS may also not support some or all nominees standing for election to a nominating committee if we determine (in our sole discretion) that the chair of the board is not independent and there is no strong lead independent director role in place, or an executive director is a member of a key board committee.
•
Where the election of directors is bundled MFS may vote against the whole group if there is concern with an individual director and no other vote related to that director.
Discharge of Directors
•
Where individual directors are not presented for election in the years MFS may apply the same vote position described above to vote on the discharge of the director.
Proxy contests
•
From time to time, a shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a "proxy contest"). MFS will analyze proxy contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). MFS will support the director nominee(s) that we believe is in the best, long-term economic interest of our clients.
Board Accountability
Majority voting for the election of directors
•
MFS generally supports reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections).
Declassified boards
•
MFS generally supports proposals to declassify a board (i.e., a board in which only a sub-set of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.
The right to call a special meeting or act by written consent

•
MFS believes that there should be an appropriate balance between the ability of shareholders to exercise the right to call special meetings or act by written consent with the cost of conducting such special meetings or actions.
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MFS will generally support management proposals to establish these rights where they do not currently exist.
•
MFS will generally support shareholder proposals to adjust existing rights if we believe that the shareholder proposal appropriately balances shareholder and company interests (generally a threshold of 15% for large and widely held companies and a threshold between 15%-25% for other companies).
•
MFS will support shareholder proposals to establish the right to act by majority written consent if shareholders do not have the right to call a special meeting at the thresholds described above or lower.
•
MFS may also support shareholder proposals to establish these rights if no existing right exists if we believe that to do so appropriately balances the interests of the shareholders and the company. In such circumstances, we may support proposals with thresholds lower than the thresholds that we would support if proposed by management or a shareholder requesting an adjustment to an existing right.
Proxy access
•
MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company's proxy statement ("proxy access") may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders.
•
MFS generally supports proxy access proposals at U.S. issuers that establish ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors.
Shareholder Rights
Anti-takeover measures
•
In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.
•
While MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill" on a case-by-case basis, MFS generally votes against such anti-takeover devices.
•
MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.
•
MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.
•
MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders.
•
MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.”
Cumulative voting
•
MFS generally opposes proposals that seek to introduce cumulative voting and supports proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.
One-share one-vote
•
As a general matter, MFS supports proportional alignment of voting rights with economic interest and may not support a proposal that deviates from this approach.
•
For companies listing with multiple share classes or other forms of disproportionate control are in place, we expect these to have sunset provisions of generally no longer than seven years after which the structure becomes single class one-share one-vote.

Reincorporation and reorganization proposals
•
When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regard to these types of proposals, however, if MFS believes the proposal is not in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).
Other business
•
MFS generally votes against "other business" proposals as the content of any such matter is not known at the time of our vote.
Capitalization proposals, capital allocation & corporate actions
Issuance of stock
•
There are many legitimate reasons for the issuance of stock. Nevertheless, MFS may vote a stock option plan as noted below under “Executive Compensation-Stock Plans.”
•
MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device.
•
MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted. MFS will consider the duration of the authority and the company’s history in using such authorities in making its decision.
Repurchase programs
•
MFS generally supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.
Mergers, acquisitions & other special transactions
•
MFS considers proposals with respect to mergers, acquisitions, sale of company assets, share and debt issuances and other transactions that have the potential to affect ownership interests on a case-by-case basis. When analyzing such proposals, we use a variety of materials and information, including our own internal research as well as the research of third-party service providers.
Independent Auditors
MFS generally supports the election of auditors but may determine to vote against the election of a statutory auditor and/or members of the audit committee in certain markets if MFS reasonably believes that the statutory auditor is not truly independent, sufficiently competent or there are concerns related to the auditor’s work or opinion.
Executive Compensation
Executive Compensation Packages
•
MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. We seek compensation plans that are geared towards durable long-term value creation and aligned with shareholder interests and experience.
•
MFS will analyze votes on executive compensation on a case-by-case basis. When analyzing compensation practices, MFS generally uses a two-step process. MFS first seeks to identify any compensation practices that are potentially of concern. Where such practices are identified, MFS will then analyze the compensation practices in light of relevant facts and circumstances.
•
MFS will vote against an issuer's executive compensation practices if MFS determines that such practices are not geared towards durable long-term value creation and are misaligned with the best, long-term economic interest of our clients. When analyzing whether an issuer’s compensation practices are aligned with the best, long-term economic interest of our clients, MFS uses a variety of materials and information, including our own internal research and engagement with issuers as well as the research of third-party service providers.
•
MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.
•
MFS does not have formal voting guideline in regard to the inclusion of ESG incentives in a company’s compensation plan; however, where such incentives are included, we believe (i) the incentives should be tied to issues that are financially material for the issuer in question; (ii) they should predominantly include quantitative or other externally verifiable outcomes rather than qualitative measures; and (iii) the weighting of incentives should be appropriately balanced with other strategic priorities.
•
We believe non-executive directors may be compensated in cash or stock but these should not be performance-based.
Stock Plans
•
As a general matter, MFS will vote against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan that it views as having potential excessive dilution, considering aggregate dilution and burn rate.
•
In addition, MFS may oppose stock option programs and restricted stock plans if they:
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Allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval.
•
Do not require an investment by the optionee, give “free rides” on the stock price, or permit grants of stock options with an exercise price below fair market value on the date the options are granted.
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In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote on a case-by-case basis.
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MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.
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From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will generally vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.
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MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.
Shareholder Proposals on Executive Compensation
•
MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain flexibility to determine the appropriate pay package for executives.
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MFS may support reasonably crafted shareholder proposals that:
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Require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive;
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Require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings, or other significant misconduct or corporate failure, unless the company already has adopted a satisfactory policy on the matter;
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Expressly prohibit the backdating of stock options; or,
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Prohibit the acceleration of vesting of equity awards upon a broad definition of a "change-in-control" (e.g., single or modified single-trigger).
Environmental and Social Proposals

•
MFS believes that a company’s environmental or social practices may have an impact on the company’s long-term economic financial performance, and we analyze such proposals on a case-by-case basis in light of the relevant facts and circumstances of the issuer and proposal.
•
Where management presents climate action/transition plans to shareholder vote, we will evaluate the level of ambition over time, scope, credibility and transparency of the plan in determining our support. Where companies present climate action progress reports to shareholder vote we will evaluate evidence of implementation of and progress against the plan and level of transparency in determining our support.
•
Most vote items related to environmental and social topics are presented by shareholders. As these proposals, even on the same topic, can vary significantly in scope and action requested, these proposals are typically assessed on a case-by-case basis, and we will support them in light of the relevant facts and circumstances we believe that to do so is in the best long-term interests of our clients.
•
MFS is unlikely to support a proposal if we believe that the proposal is unduly costly, restrictive, unclear, burdensome, has potential unintended consequences, is unlikely to lead to tangible outcomes or we don’t believe the issue is material or the action a priority for the business. MFS is also unlikely to support a proposal where the company already provides publicly available information that we believe is sufficient to enable shareholders to evaluate the potential opportunities and risks on the subject of the proposal, if the request of the proposal has already been substantially implemented, or if through engagement we gain assurances that it will be substantially implemented.
•
The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to environmental, social and governance issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.
B. GOVERNANCE OF PROXY VOTING ACTIVITIES
MFS Proxy Voting Committee
The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:
a.
Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;
b.
Determines whether any potential material conflict of interest exists;
c.
Considers special proxy issues as they may arise from time to time; and
d.
Determines engagement priorities and strategies with respect to MFS' proxy voting activities
The day-to-day application of the MFS Proxy Voting Policies and Procedures are conducted by the MFS Stewardship Team led by MFS’ Director of Global Stewardship. The Stewardship Team are members of MFS’ investment team.
Potential Conflicts of Interest
These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see below) and shall ultimately vote the relevant ballot items in what MFS believes to be the best long-term economic interests of its clients.
The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all votes are cast in the best long-term economic interest of its clients.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) and members of the Proxy Voting Committee or the Stewardship Team identifies an actual or potential conflict of interest with respect to any voting decision

(including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee. Furthermore, the Proxy Voting Committee does not include individuals whose job responsibilities primarily include client relationship management, marketing, or sales.
Additionally, MFS will follow the process set forth below.
a. Compare the name of the issuer of such ballot or the name of the shareholder (if identified in the proxy materials) making such proposal against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);
b.
If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;
c.
If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of MFS' Conflicts Officer) will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and
d.
For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.
The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.
For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (c) above regardless of whether the portfolio company appears on our Significant Distributor and Client List. In doing so, the MFS Proxy Voting Committee will adhere to such procedures for all matters at the company’s shareholder meeting at which the director nominee is standing for election.
If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively "Sun Life"), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.'s ("ISS") benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.
Except as described in the MFS Fund's Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those

1 For clarification purposes, note that MFS votes in what we believe to be the best, long-term interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer or whether other MFS clients hold an interest in the company that is not entitled to vote at the shareholder meeting (e.g., bond holder).

vehicles for which MFS' role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.2
Review of Policy
The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. The MFS Proxy Voting Policies and Procedures are reviewed by the Proxy Voting Committee annually. From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment.
C. OTHER ADMINISTRATIVE MATTERS & USE OF PROXY ADVISORY FIRMS
Use of Proxy Advisory Firms
MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).
The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are inputted into the Proxy Administrator’s system by an MFS holdings data-feed. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator and/or MFS may contact the client’s custodian requesting the reason as to why a ballot has not been received. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.
MFS also receives research reports and vote recommendations from proxy advisory firms. These reports are only one input among many in our voting analysis, which includes other sources of information such as proxy materials, company engagement discussions, other third-party research and data. MFS has due diligence procedures in place to help ensure that the research we receive from our proxy advisory firms is materially accurate and that we address any material conflicts of interest involving these proxy advisory firms. This due diligence includes an analysis of the adequacy and quality of the advisory firm staff, its conflict of interest policies and procedures and independent audit reports. We also review the proxy policies, methodologies and peer-group-composition methodology of our proxy advisory firms at least annually. Additionally, we also receive reports from our proxy advisory firms regarding any violations or changes to conflict of interest procedures.

2 MFS Fund Distributors, Inc. (“MFD”), the principal underwriter of each series of the MFS Active Exchange Traded Funds Trust (each series, an “MFS Active ETF” and collectively, the “MFS Active ETFs”), has been appointed by each authorized participant with authority to vote such participant’s shares of each MFS Active ETF on any matter submitted to a vote of the shareholders of the MFS Active ETF. If an MFS Active ETF submits a matter to a shareholder vote, MFD will vote (or abstain from voting) an authorized participant’s shares in the same proportion as the other shareholders of the MFS Active ETF. If there are no other shareholders in the MFS Active ETF, MFS will vote in what MFS believes to be in the MFS Active ETF’s best interest.
In addition, in the event MFS or an MFS subsidiary hold shares of an MFS Fund (including an MFS Active ETF) as seed money and the MFS Fund submits a matter to a shareholder vote, MFS or the MFS subsidiary, as the case may be, will vote (or abstain from voting) its shares in the same proportion as the other shareholders of the MFS Fund. If there are no other shareholders in the MFS Fund, MFS or the MFS subsidiary, as the case may be, will vote in what MFS believes to be in the MFS Fund’s best interest.

Analyzing and Voting Proxies
Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. In these circumstances, if the Proxy Administrator, based on MFS' prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS uses a variety of materials and information, including, but not limited to, the issuer's proxy statement and other proxy solicitation materials (including supplemental materials), our own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator). As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter. MFS also uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company's business or its shareholders, (ii) environmental, social and governance proposals that warrant further consideration, or (iii) circumstances in which a company is not in compliance with local governance or compensation best practices. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.
For certain types of votes (e.g., mergers and acquisitions, proxy contests and capitalization matters), MFS’ Stewardship Team will seek a recommendation from the MFS investment analyst that is responsible for analyzing the company and/or portfolio managers that holds the security in their portfolio. For certain other votes that require a case-by-case analysis per these policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the Stewardship Team will likewise consult with MFS investment analysts and/or portfolio managers.3 However, the MFS Proxy Voting Committee will ultimately be responsible for the manner in which all ballots are voted.
As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.
In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee and makes available on-line various other types of information so that the MFS Proxy Voting Committee or its representatives may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.
For those markets that utilize a "record date" to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.
Securities Lending
From time to time, certain MFS Funds may participate in a securities lending program.  In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares.  However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally

3 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.
Potential impediments to voting
In accordance with local law or business practices, some companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.
From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.
In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best-efforts basis in the context of the guidelines described above.
D. ENGAGEMENT
As part of its approach to stewardship MFS engages with companies in which it invests on a range of priority issues. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management may be warranted to reflect our concerns and influence for change in the best long-term economic interests of our clients.4
MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders specifically regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. This may be to discuss and build our understanding of a certain proposal, or to provide further context to the company on our vote decision.
A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or Stewardship Team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. For further information on requesting engagement with MFS on proxy voting issues or information about MFS’ engagement priorities, please contact proxyteam@mfs.com.

4 When engaging with companies, including engagements on proxy voting topics, MFS’ focus is discussing, gathering information about, and seeking appropriate transparency on matters so that MFS may make an informed decision that advances MFS clients’ long-term economic interests, MFS does not engage for the purpose of trying to change or influence control of a company. Engagements may consist of ongoing communications with a company.

E. RECORDS RETENTION
MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.
F. REPORTS
U.S. Registered MFS Funds
MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.
Other MFS Clients
MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.
Firm-wide Voting Records
MFS also publicly discloses its firm-wide proxy voting records on a quarterly basis.
Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters.
Northern Trust
PROXY VOTING POLICIES & PROCEDURES
Effective Date May 20, 2025
These policies and procedures apply to the voting of proxies by Northern Trust Corporation affiliates (“Northern Trust”) for accounts over which Northern Trust has been granted proxy voting discretion.
The fundamental precept followed by Northern Trust in voting proxies is to ensure that the manner in which shares are voted is in the best interests of clients/beneficiaries and the value of the investment. As used in these policies and procedures, the term “clients/beneficiaries” means any person or entity having the legal or beneficial ownership interest, as the case may be, in a trust, custody or investment management account over which Northern Trust has discretionary proxy voting authority.
SECTION 1. PROXY COMMITTEE
Northern Trust’s Proxy Committee has responsibility for the adoption, content, interpretation and application of the Proxy Guidelines described in Section 2. Membership of the Proxy Committee consists of a group of senior Northern Trust investment and compliance officers. Meetings of the Proxy Committee may be called by the Chairperson or, in his or her absence, by any two committee members. Meetings may be conducted in person or telephonically. A majority of committee members present (in person or by proxy) will constitute a quorum for the transacting of business at any meeting. The approval of proxy votes or changes to these policies and procedures or the Proxy Guidelines may be made by majority vote of those present (in person or by proxy) at a meeting called for that purpose. Alternatively, the Committee may approve proxy votes or changes to these policies and procedures or the Proxy Guidelines described in

Section 2 by a majority vote communicated telephonically (without a meeting) or electronically, provided that any action so approved is properly documented and reflected in minutes of the next meeting of the Committee.
SECTION 2. PROXY VOTING GUIDELINES
Northern Trust has adopted guidelines and procedures (together and as from time to time amended, the “Proxy Guidelines”) governing proxy voting for accounts over which Northern Trust has been granted proxy voting discretion.
Absent the special circumstances described in these policies and procedures, generally Northern Trust will exercise its proxy voting discretion in accordance with the applicable proxy guidelines designated in the client agreement or as otherwise disclosed to clients.
On an annual basis, Northern Trust’s Proxy Committee shall review the Proxy Guidelines and notify clients/beneficiaries of any material revisions to the Proxy Guidelines.
SECTION 3. USE OF THIRD PARTY PROXY VOTING SERVICE PROVIDERS
Northern Trust may delegate to one or more independent third party proxy voting services (“Proxy Voting Service” or “Proxy Voting Services”), the responsibility to review proxy proposals and to make voting recommendations to the Proxy Committee, and to execute proxy voting instructions in a manner consistent with the Proxy Guidelines. For proxy proposals described under the Proxy Guidelines, Northern Trust has provided supplementary instructions to the Proxy Voting Service(s) to guide it in making vote recommendations. In addition, Northern Trust has instructed the Proxy Voting Service not to exercise any discretion and to seek guidance from Northern Trust whenever it encounters situations that are either not covered by the Proxy Guidelines or where application of the Proxy Guidelines is unclear. In the event that the Proxy Voting Service does not or will not provide recommendations with respect to any specific proxy proposals for securities over which Northern Trust or its affiliates have proxy voting discretion, the relevant proxy analyst at Northern Trust responsible for the relevant issuer or its business sector shall be responsible for reviewing the proxy proposal and making a voting recommendation to the Proxy Committee consistent with the Proxy Guidelines.
The Proxy Committee will review the Proxy Voting Service(s) on an annual basis. In connection with that review, it generally will assess each of the following factors along with other additional factors, if any, the Proxy Committee deems relevant: (1) the Proxy Voting Service’s capacity and competency in analyzing proxy issues and executing proxy related services; (2) the adequacy of the Proxy Voting Service’s staffing and personnel; (3) whether the Proxy Voting Service has robust policies and procedures that enable it to make proxy voting recommendations based on current and accurate information and implement the proxy voting services offered; and (4) the Proxy Voting Service’s ability to identify and address any real or potential conflicts of interests that exist or may have existed between the firm and its employees and the execution of proxy voting services provided to Northern Trust. The Proxy Committee will also regularly monitor the Proxy Voting Service(s) by requesting information from the Proxy Service(s) to determine whether any real or potential conflicts of interest exist as a result of changes to the firm’s business or internal policies. The Proxy Voting Service(s) will also be required to proactively communicate any (i) business changes or (ii) changes and updates to the firm’s policies and procedures that could impact the adequacy and quality of the proxy voting services or the firm’s ability to effectively manage conflicts.
SECTION 4. APPLICATION OF PROXY GUIDELINES
It is intended that the Proxy Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise specifically provided in these policies and procedures, the Proxy Committee may vote proxies contrary to the recommendations of the Proxy Voting Service, or, in the circumstances described in Section 3 above, a Northern Trust proxy analyst, if it determines such action to be in the best interests of Northern Trust clients/beneficiaries. In the exercise of such discretion the Proxy Committee may take into account a wide array of factors relating to the proxy voting matter under consideration, the nature of the proposal, and the company involved. As a result, a proxy voting proposal may be voted in one manner in the case of one company and in a different manner in the case of another company where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in full context. For example, a particular proxy voting proposal may be acceptable on a stand-alone basis, but objectionable when part of an existing or proposed proxy voting package, such as where the effect may be to entrench management. Special circumstances may also justify casting different votes for different clients/beneficiaries with respect to the same proxy vote after taking into account the clients/beneficiaries circumstances, including adhering to special voting instructions from the clients/beneficiaries.
SECTION 5. PROXY VOTING CHOICE
Northern Trust offers fund participants in select pooled investment vehicles the option to select from a menu of Proxy Guidelines options designated by Northern Trust (“Proxy Voting Choice”. The Proxy Guidelines eligible to be used in a Proxy Voting Choice menu are described in Exhibit A.
Portfolio management teams for Northern Trust Investments, Inc. and Northern Trust Global Investments, Inc., in consultation with the appropriate subject matter experts as needed (e.g., Stewardship, Institutional Client Group, Operations, Compliance, Legal, and outside counsel), generally have the responsibility for identifying the Proxy Guidelines most suitable to a fund’s investment objectives (the “Default Proxy Guidelines”) of the fund).
Participation in Proxy Voting Choice is elective. Participants in eligible funds may voluntarily select from the menu of Proxy Guidelines, and once selected, proxies for the eligible fund will be voted on a pro-rata share basis in accordance with the participant’s selection. The Default Proxy Guidelines shall apply to the pro-rata shares of all participants who do not choose to elect an option from the Proxy Voting Choice menu offered. Except under special circumstances, Proxy Guidelines will be applied at the account level for fund clients, and at the transfer agent or investment level for transfer agent clients. If a client holds two funds in two separate trust accounts, or direct at the transfer agent, then separate Proxy Guideline elections can be accommodated. In the event a client wants to operationally have multiple Proxy Guidelines applied for different accounts or fund investments, this can be manually applied upon written confirmation. Furthermore, in certain markets or situations where split voting is not permitted, the Default Proxy Guidelines will apply to all voting matters on behalf of all fund participants.
As a fiduciary to its pools funds, Northern Trust must ensure that votes exercised for the pooled funds that it manages are cast in a pooled funds interest and in accordance with policies and procedures that are prudently designed to meet legal and regulatory requirements applicable to the pooled funds. As such, the Proxy Committee reviews all third-party voting policies prior to their availability for use for Proxy Voting Choice to ensure they are consistent with applicable fiduciary standards and suitable for most pooled fund investment objectives and policies. Some factors that the Proxy Committee may consider include, whether the third-party provider follows a fiduciary process in developing voting procedures and guidelines, the manner in which the third-party’s procedures to into consideration material facts and circumstances specific to each voting decision. The Proxy Committee may also consider client feedback in relation to specific guideline orientations or strategy approaches which they would like to have offered.
SECTION 6. MATERIAL CONFLICTS OF INTEREST
Northern Trust has sought to address proxy related conflicts of interest in various ways, including the establishment, composition and authority of the Proxy Committee, and the delegation of primary responsibility for proxy review and vote recommendation functions to the Proxy Voting Service. For these reasons the potential for conflicts of interest in the voting of proxies generally arises only where the Proxy Committee is considering the possibility of voting in a manner contrary to a vote recommendation received from the Proxy Voting Service or where the Proxy Voting Service has not provided a vote recommendation. In these situations, the Proxy Committee will need to determine whether a material conflict of interest exists. For example, a material conflict of interest could arise when a proxy relates to the following non-exclusive types of issues:
•
Securities issued by Northern Trust Corporation or its affiliates.
•
Matters in which Northern Trust has a direct financial interest (such as shareholder approval of a change in mutual fund advisory fees where Northern Trust is the fund advisor).
•
Instances where Northern Trust, its board members, executive officers, and/or others maintain relationships with the issuers of securities, proponents of shareholder proposals, participants in proxy contests, corporate directors or candidates for directorships.
•
Instances where an attempt has been made to directly or indirectly influence the voting recommendation that is made.

Where the Proxy Committee determines that it is subject to a material conflict of interest, it may resolve the conflict in any of the following ways, which may vary, consistent with its duty of loyalty and care, depending on the facts and circumstances of each situation and the requirements of applicable law:
•
Following the vote recommendation of an independent fiduciary appointed for that purpose;
•
Voting pursuant to client direction;
•
Abstaining; or
•
Voting pursuant to a “mirror voting” arrangement (under which shares are voted in the same manner and proportion as some or all of the other shares not voted by the Proxy Committee).
For proxies issued by the Northern Trust Corporation that are held in accounts where Northern Trust has voting discretion, Northern Trust will generally abstain from voting on all votable ballot items.
SECTION 7. PROXY VOTING RECORDS; CLIENT DISCLOSURES
Northern Trust will maintain the following records relating to proxy votes cast under these policies and procedures:
A.
A copy of these policies and procedures.
B.
A copy of each proxy statement Northern Trust receives regarding client securities.
C.
A record of each vote cast by Northern Trust on behalf of a client.
D.
A copy of any document created by the Proxy Committee that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision.
E.
A copy of each written client request for information on how Northern Trust voted proxies on behalf of the client, and a copy of any written response by Northern Trust to any (written or oral) client request for information on how Northern Trust voted proxies on behalf of the requesting client.
The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. Northern Trust may rely on one or more third parties to make and retain the records referred to in items B. and C. above.
The Proxy Committee will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request. It is generally the policy of Northern Trust not to disclose its proxy voting records to third parties, except as may be required by applicable laws and regulations.
SECTION 8. ERISA ACCOUNTS
For plans governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA Plans”), it is considered a fiduciary act to manage the voting rights that are connected to ERISA Plan assets that are shares of stock. ERISA Plans are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Northern Trust, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA, including the fiduciary duty of prudence, the exclusive benefit rule, and the duty to act in accordance with the plan documents. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries.
ERISA fiduciaries may decide not to vote on a proxy or exercise a shareholder right. When deciding whether to vote on a proxy, fiduciaries must carry out their duties: (i) prudently, and (ii) solely in the interests of the participants and beneficiaries and for the exclusive purpose of providing benefits to participants and beneficiaries and defraying the reasonable expenses of administering the ERISA plan. Specifically, when deciding whether to vote on a proxy, a fiduciary must:
•
act solely in accordance with the economic interests of the plan and its participants and beneficiaries;
•
consider any costs involved;
•
not subordinate the interests of the participants and beneficiaries in their retirement income or financial benefits under the plan to any other objective;
•
evaluate relevant facts that form the basis for any particular proxy vote or other exercise of shareholder rights; and

•
exercise prudence and diligence in the selection and monitoring of persons, if any, selected to exercise shareholder rights or otherwise advise on or assist with exercises of shareholder rights.
This policy is designed to ensure proxy voting decisions are made in accordance with the fiduciary obligations listed above.
ERISA fiduciaries may engage with a Proxy Voting Service to provide recommendations regarding proxies. However, the fiduciary must first determine that such proxy advisor firm or service provider’s proxy voting guidelines are consistent with the fiduciary’s obligations described above. Northern Trust reviews the Northern Trust Proxy Guidelines and Proxy Voting Services on an annual basis, as described in Sections 2 and 3 of this Policy.
For avoidance of doubt, this Policy provides that the authority to vote a proxy shall be exercised pursuant to specific parameters prudently designed to service the plan’s interests in providing benefits to participants and their beneficiaries and defraying reasonable expenses of administering the plan; and is periodically reviewed for compliance, as described in Section 2 of this Policy. However, this policy does not (i) preclude a fiduciary from submitting a proxy vote when the fiduciary has prudently determined that the matter being voted upon will have a significant effect on the value of the investment, or the investment performance of the plan’s assets, after accounting for the costs involved; or (ii) require a fiduciary to submit a proxy vote when the fiduciary has prudently determined that the matter being voted upon will not have a significant effect on the value of the investment, or the investment performance of the plan’s assets, after accounting for the costs involved.
Generally, an ERISA Plan’s trustee will have the exclusive responsibility to vote the proxies unless:
•
the trustee is subject to the direction of a named fiduciary who is not a trustee;
•
the named fiduciary delegates to an investment manager the authority to manage, acquire, or dispose of plan assets; or
•
the named fiduciary delegates to an investment manager the authority to manage, acquire, or dispose of certain assets, but retains the right to direct the trustee when voting proxies.
The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received. It is the policy of Northern Trust to follow the provisions of a plan’s governing documents in the voting of employer securities unless it determines that to do so would breach its fiduciary duties under ERISA.
In general, for pooled investment vehicles that are treated as “plan assets” for purposes of ERISA, investing plan clients that are subject to ERISA will be required to accept this Policy as a condition of investment. For pooled investment vehicles that have implemented “Proxy Voting Choice,” the fiduciary of an investing plan may choose guidelines other the Default Proxy Guidelines described in Section 5, except for the Climate guidelines. If the plan fiduciary chooses guidelines other than the Default Proxy Guidelines, the plan fiduciary is responsible for determining, and has made a determination that, the selected proxy voting policy is consistent with ERISA and the plan’s own proxy voting policies/guidelines. Once guidelines are selected, proxies for the eligible fund will be vote on a pro-rata shares basis in accordance with the guidelines that were selected. The Default Proxy Guidelines shall apply to the pro-rata shares for those who do not choose to elect an option from the Proxy Voting Choice menu.
SECTION 9. MUTUAL FUNDS
Proxies of registered management investment companies will be voted subject to any applicable investment restrictions of the fund and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the fund.
SECTION 10. OTHER SPECIAL SITUATIONS

Northern Trust may choose not to vote proxies in certain situations or for certain accounts either where it deems the cost of doing so to be prohibitive or where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question. For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Northern Trust must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, Northern Trust will not vote those proxies in the absence of an unusual, significant vote. Various accounts over which Northern Trust has proxy voting discretion participate in securities lending programs administered by Northern Trust or a third party. Because title to loaned securities passes to the borrower, Northern Trust will be unable to vote any security that is out on loan to a borrower on a proxy record date. If Northern Trust has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where Northern Trust believes the benefits of voting the security outweigh the costs of terminating the loan, consistent with the terms and conditions of Northern Trust’s procedures for recall of securities out on loan. In such instances, Northern Trust shall recall the shares on loan on a best efforts basis.
EXHIBIT A. PROXY GUIDELINES
Northern Trust’s Proxy Committee has responsibility for the adoption, content, interpretation an application of the Proxy Guidelines described in Section 2.
As of the effect date of these policies and procedures1 each of the Proxy Guidelines listed below have been either internally developed or reviewed, and adopted by the Proxy Committee.
Guideline Name	Strategy Approach	Guideline Description Link(s)[2]
Northern Trust Proxy Guidelines
Guidelines developed by Northern
Trust’s Proxy Voting Committee under a
fundamental precept of ensuring the
manner in which shares are voted is in
the best interest of clients/beneficiaries
and the value of the investment. The
guidelines take into consideration
common and best market practice
standards in governance to promote total
shareholder value and risk mitigation
while apply a thoughtful and considered
approach to environmental and social
issues.
US and Non-US Securities
Socially Responsible Investor (SRI)
The SRI guidelines were developed by a
third party to be consistent with the dual
objectives of socially responsible
shareholders – economic returns and
good corporate governance, as well as
ethical behavior of corporations and the
social and environmental impact of the
actions or companies in which they
invest.
US Securities Non-US Securities

1 This is the effective date from which the Proxy Committee has last developed or reviewed, and adopted or re-affirmed the Proxy Guideline. Each Proxy Guideline has its own effective or last amended date.

Guideline Name	Strategy Approach	Guideline Description Link(s)[2]
Taft-Hartley
Developed specifically for Taft-Hartley
pension funds & investment managers,
as well as AFL-CIO aligned accounts,
the Taft-Hartley guidelines were
developed by a third party based on the
AFL-CIO. The guidelines are fully
compliant with the fiduciary voting
responsibilities of the Taft Hartley Labor
Act.
US Securities Non-US Securities
Board Aligned
The Board-Aligned guidelines were
developed by a third party for investors
who generally prefer to vote in a manner
that upholds foundational corporate
governance principles, while generally
following the board’s recommendation
around environmental and social
matters.
US Securities Non-US Securities
Climate
The Climate guidelines were developed
by a third party to be consistent with
widely recognized climate frameworks
including the TCFD, GRI, and SASB
standards. They are intended to balance
the need for good disclosure on climate-
related risks along with evaluation of a
company’s preparedness to face and
mitigate climate risks in a law carbon
economy as well as alignment with
global climate norms expectations (e.g.
SFDR). On matters of corporate
governance and executive compensation
the Climate guidelines approach is
based on principles of best practice and
a focus on creating and preserving long-
term economic value.
US Securities Non-US Securities
Northern Trust
PROXY VOTING GUIDELINES
Effective Date March 31, 2025
I. The Board of Directors
A. Voting on Director Nominees in Uncontested Elections
Northern Trust generally votes for director nominees in uncontested elections absent countervailing factors such as a lack of director independence (see below), chronic, unjustified absenteeism, concerns regarding the inattentiveness of the nominee, including the number of public company boards on which the nominee sits, and if the nominee sits on a audit, compensation or risk committee, concerns regarding the actions taken by such committees.
B. Director Independence
For any situations not already covered by a rule or regulation, Northern Trust will generally vote for shareholder proposals requesting that the board of a company be comprised of a majority of independent directors and will generally vote against shareholder proposals requesting that the board of a company be comprised of a supermajority of

2 These links are current as of the Effective Date of these policies and procedures and may be superseded by more current versions.

independent directors. Northern Trust generally votes for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively and withholds votes for the election of non-independent directors serving on an audit, compensation or nominating committee or board.
Northern Trust generally leaves the choice of a chairman to the board’s discretion as Northern Trust’s support for proposals that principal committees consist exclusively of independent directors and that the board be comprised of a majority of independent directors provides sufficient checks and balances. However, Northern Trust will vote case by case on whether to support shareholder resolutions seeking the separation of chairman and CEO in circumstances where shareholder interests may be better served by having an independent chair. Such circumstances may include, during periods of organizational re-structuring, during periods of sustained under performance relative to peers, during a period of leadership transition, or where concerns arise as to the sufficiency of independence the board has from management.
Northern Trust generally supports the listing standards or local market practice on non-executive director independence. Northern Trust may apply a stricter standard for director independent at companies that exhibit poor governance practices. A non-executive director in these instances would not be considered independent if he or she:
•
Has been an employee of the company within the last five years;
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Has, or has had within the last three years, a material business relationship with the company;
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Is a company founder;
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Represents a significant shareholder; or
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Has close family ties with any of the company’s advisers, directors, or senior employees.
C. Director Attendance
Northern Trust will vote case by case on individual directors who attend fewer than 75 percent of board and board-committee meetings for two consecutive years.
D. Lead Independent Director
Northern Trust generally votes for shareholder proposals in support of the appointment of a lead independent director.
Northern Trust expects the role of the lead independent director to be set out within the board’s governance charter, with clearly defined powers that should include at minimum the ability to:
•
serve as a liaison between the company’s independent directors and the CEO;
•
lead the annual evaluation of the CEO’s performance and the annual evaluation of the independent board of directors;
•
be available for consultation and direct communication with major stockholders, if they so request;
•
approve meeting agendas for the board and the nature of information sent to the board;
•
call a special meeting of the board or a special executive session of the independent directors; and
•
add items to the agenda of any regular or special meeting of the board deemed necessary or advisable.
E. Overboarding Issues
Northern Trust generally votes against a director nominee if it is a CEO who sits on more than two public boards or a non-CEO who sits on more than four public boards.
F. Inclusivity
Companies benefit from having a wide range of perspectives and experiences on their boards and within senior management, including improved innovation and identification of business opportunities, effective leadership, productivity and connection with the workforce. Northern Trust believes that an effective board should be comprised of directors with a mix of skills and experience to ensure the Board has the necessary tools to perform its oversight function effectively; this includes a broad spectrum of experience and other attributes that are inclusive of the perspectives among a company’s shareholders, customers, and other critical stakeholders. To this end, we expect boards to provide sufficient disclosure on the range of skills, and experience that each director provides and how it aligns to effectively oversee the company’s business strategy. Northern Trust may vote against one or more incumbent directors of the nominating committee where we have concerns relating to the composition of the board, including where there is insufficient disclosure to adequately assess the mix of skills and experience.

In markets where there are regulatory expectations, listing standards, or minimum quotas with respect to board membership, Northern Trust will generally apply the same expectations.
G. Stock Ownership Requirements
Northern Trust generally votes against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.
H. Board Evaluation and Refreshment
The Board needs to ensure that it is positioned to change and evolve with the needs of the company. Boards should, on at least an annual basis, formally evaluate the CEO, the board as a whole, and individual directors. Evaluation of the board as a whole should consider the balance of skills, experience, independence, and knowledge of the company on the board relative to the company’s long-term strategic plan. Evaluation of the board should also consider the board’s composition, how the board works together as a unit, and other factors relevant to its effectiveness. Individual evaluation should aim to show whether each directors continues to contribute effectively and to demonstrate commitment to the role.
We expect the board to disclose in its annual report or proxy statement how performance evaluation of the board, its committees and its individual directors has been conducted. Northern Trust may vote against the independent chair, lead independent director or presiding director in circumstances where the board appears to lack mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers.
Northern Trust does not consider mandatory retirement age caps or term limits to be appropriate in circumstances where shareholder interests may be better served by a longer-serving non-executive director remaining on the board. For example during periods of organizational re-structuring or CEO/Chairman transition where constructive challenge from a longer serving non-executive director may be beneficial in the context of overall board composition and experience.
Northern Trust will generally vote against shareholder proposals to impose age and term limits unless the company is found to have poor board refreshment and director succession practices. Northern Trust will scrutinize boards that have a preponderance of non-executive directors with excessive long-tenures to ensure that new perspectives are being added to the board and that the board remains sufficiently independent from management.
I. Director and Officer Indemnification and Liability Protection
Proposals concerning director and officer indemnification and liability protection are evaluated on a case by case basis. Northern Trust generally votes for proposals providing indemnification protection to officers and directors, and for proposals limiting the liability of officers and directors for monetary damages, provided such proposals do not appear to conflict with applicable law and cover only future actions.
II. Proxy Contests
A. Voting for Director Nominees in Contested Elections
Votes in a contested election of directors are evaluated on a case by case basis, considering the following factors:
•
Long-term financial performance of the target company relative to its industry;
•
Management’s track record;
•
Background to the proxy contest;
•
Qualifications of director nominees (both slates);
•
Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met;
•
Stock ownership positions; and
•
Environmental, Social and Governance (ESG) performance.
B. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case by case basis. Northern Trust will generally support such proposals in cases where (i) Northern Trust votes in favor the dissidents, and (ii) the proposals is voted on the same proxy as the dissident slate and, as such, is specifically related to the contested proxy at issue.
Northern Trust generally votes for proposals allowing shareholders to elect replacements and fill vacancies.
III. Auditors
A. Ratifying Auditors
Northern Trust generally votes for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is a reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.
Northern Trust generally vote against auditor ratification and incumbent members of the Audit Committee if non-audit fees are excessive in relation to audit-related fees without adequate explanation.
Northern Trust generally votes against shareholder proposals that seek to restrict management’s ability to utilize selected auditors, subject to the qualifications set forth above.
IV. Proxy Contest Defenses
A. Board Structure: Staggered vs. Annual Elections
Northern Trust generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect all directors annually.
B. Shareholder Ability to Remove Directors
Northern Trust generally votes for proposals that provide that directors may be removed only for cause.
Northern Trust generally votes for proposals allowing shareholders to elect replacements and fill vacancies.
C. Cumulative Voting
Northern Trust generally votes against proposals to eliminate cumulative voting, unless such proposals are intended to effectuate a majority voting policy.
Northern Trust generally votes for proposals to institute cumulative voting, unless the company has previously adopted a majority voting policy, or a majority voting shareholder proposal, consistent with Northern Trust’s majority voting guidelines, is on the ballot at the same time as the cumulative voting proposal, in which case Northern Trust generally votes against such cumulative voting proposals.
D. Majority Voting
In analyzing shareholder proposals calling for directors in uncontested elections to be elected by an affirmative majority of votes cast, Northern Trust focuses on whether or not the company has adopted a written majority voting (or majority withhold) policy that provides for a meaningful alternative to affirmative majority voting.
In cases where companies have not adopted a written majority voting (or majority withhold) policy, Northern Trust generally votes for shareholder majority voting proposals.
In cases where companies have adopted a written majority voting (or majority withhold) policy, Northern Trust generally votes against shareholder majority voting proposals, provided that the policy is set forth in the company’s annual proxy statement and either:
•
Requires nominees who receive majority withhold votes to tender their resignation to the board;
•
Sets forth a clear and reasonable timetable for decision-making regarding the nominee’s status; and
•
Does not contain any specific infirmities that would render it an ineffective alternative to an affirmative majority voting standard or otherwise provides a meaningful alternative to affirmative majority voting.

In determining the adequacy of a company’s majority voting (or majority withhold) policy, Northern Trust may also consider, without limitation, any factors set forth in the policy that are to be taken into account by the board in considering a nominee’s resignation and the range of actions open to the board in responding to the resignation (e.g., acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.).
E. Shareholder Ability to Call Special Meetings
Northern Trust generally votes for proposals to restrict or prohibit shareholder ability to call special meetings, but may vote against such proposals and in favor of shareholder proposals to allow shareholders to call special meetings, taking into consideration the minimum ownership requirement called for in the resolution, existing shareholder rights mechanisms (e.g., proxy access, right to act by written consent, dual-class stock provisions and voting rights, quorum requirements on certain provisions, ability to amend bylaw and charter agreements, etc.), and the company’s overall record of responsiveness to shareholder concerns.
F. Shareholder ability to Act by Written Consent
Northern Trust generally votes against shareholder proposals allowing shareholders to take action by written consent. Northern Trust will review on a case by case basis management proposals allowing shareholders to take action by written consent.
G. Shareholder Ability to Alter the Size of the Board
Northern Trust generally votes against proposals limiting management’s ability to alter the size of the board.
H. Failure to Sunset Problematic Governance Structures
Northern Trust believes that certain governance structures are better aligned with shareholder long-term interests. As such, we evaluate whether companies maintain features such as a classified board, supermajority vote requirements to amend governing documents, and other provisions which limit shareholder rights. Northern Trust expects the company to develop and implement a sunset provision where there is no discernable benefit to maintaining such structures. If no sunset provision is disclosed, Northern Trust may vote against the relevant committee member.
V. Tender Offer Defenses
A. Poison Pills
Northern Trust generally votes for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Northern Trust will review on a case by case basis management proposals to ratify a poison pill.
B. Fair Price Provisions
Northern Trust will review votes on a case by case on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
Northern Trust generally votes for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.
C. Greenmail
Northern Trust generally votes for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
Northern Trust votes anti-greenmail proposals on a case by case basis when they are bundled with other charter or bylaw amendments.
D. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws
Northern Trust generally votes against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Northern Trust generally votes for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
E. Supermajority Shareholder Vote Requirement to Approve Mergers
Northern Trust generally votes against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations, while taking into account ownership structure, quorum requirements, and vote requirements.
Northern Trust generally votes for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations, while taking into account ownership structure, quorum requirements, and vote requirements.
VI. Miscellaneous Governance Provisions
A. Confidential Voting
Northern Trust generally votes for proposals requiring confidential voting and independent vote tabulators.
B. Bundled Proposals
Northern Trust votes on a case by case basis bundled or “conditioned” proxy proposals. In the case of items that are conditions upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.
C. Shareholder Advisory Committees
Northern Trust votes on a case by case basis, proposals to establish a shareholder advisory committee.
D. Board of Directors Failure to Respond to Certain Majority Approved Shareholder Proposals
Northern Trust votes on a case by case basis on whether to withhold votes from certain directors in the event the board of directors has failed to adequately respond to a majority approved shareholder proposal. Northern Trust will generally not withhold votes from directors in cases where Northern Trust previously voted against the majority approval shareholder proposal. In cases where Northern Trust previously voted in favor of the majority approved shareholder proposal, it will first determine whether it is appropriate under the circumstances to withhold votes from any directors, and if it determines that such action is appropriate it will then determine the director or directors from which votes should be withheld. Factors that will be taken into consideration include the documented response on of the board, if any, concerning its action or inaction relating to the relevant shareholder proposal, whether particular board members served on a committee that was responsible for determining a response to the shareholder proposal, the importance of retaining particular directors or groups of directors to protect shareholder value, and such other factors as Northern Trust may deem appropriate.
E. Board of Directors Failure to Adequately Respond to Rejected Board Compensation Proposals
Northern Trust votes on a case by case basis on whether to withhold votes from certain directors in the event the board of directors has not adequately responded to situations in which board proposals for approval of executive compensation have failed to receive majority shareholder approval.
F. Compensation Committee Failure to Adequately Address Pay for Performance
Northern Trust votes on a case by case basis on whether to withhold votes from the certain directors of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers.
G. ESG Failures
Northern Trust votes on a case by case basis on whether to withhold from certain directors due to material failures of governance, stewardship, risk oversight or fiduciary responsibilities at the company, including failure to adequately guard against or manage ESG risks.

H. Succession Policies
Northern Trust generally votes for proposals seeking disclosure on a CEO succession planning policy, considering the scope of the request and the company’s existing disclosure on its current CEO succession planning process.
I. Proxy Access
Northern Trust votes on a case by case basis proxy access proposals. Northern Trust will consider a number of factors, including the company’s performance, the performance of the company’s board, the ownership thresholders and holding duration contained in the resolution and the proportion of directors that shareholders may nominate each year.
J. Other Business
Northern Trust opposes other business proposals where shareholder do not have the opportunity to review and understand the details of the proposal.
VII. Capital Structure
A. Common Stock Authorization
Northern Trust votes on a case by case basis, proposals to increase the number of shares of common stock authorized for issue.
B. Stock Distributions: Splits and Dividends
Northern Trust generally allows for management discretion on matters related to stock distributions, such as stock splits and stock dividends.
C. Unequal Voting Rights
Northern Trust believes that voting rights should align with the shareholders’ economic interests in the company. As such, Northern Trust will generally vote against multi class exchange offers and multi class recapitalizations. If a company has a pre-existing multi class voting structure with superior voting rights, Northern Trust expects the company to develop and implement a sunset provision. If not sunset provision is disclosure, Northern Trust may vote against the relevant committee member.
D. Reverse Stock Splits
Northern Trust generally votes for management proposals to implement a reverse stock split, provided that the reverse stock split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.
E. Blank Check Preferred Authorization
Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, Northern Trust generally votes against proposals that would authorize the creation of new classes of preferred stock with unspecific voting, conversion, dividend and distribution, and other rights, stock unless the voting, conversion, dividend and distribution, and other rights are specified and the voting rights are limited to one vote per share.
F. Shareholder Proposals Regarding Blank Check Preferred Stock
Northern Trust generally votes for shareholder proposals requiring blank check preferred stock placements to be submitted for shareholder ratification unless the shares are to be issued for the purpose of raising capital or making acquisitions.
G. Adjust Par Value of Common Stock
Northern Trust generally votes for management proposals to reduce the par value of common stock, while taking into account accompanying corporate governance concerns.
H. Preemptive Rights

Northern Trust reviews on a case by case basis, proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base. We generally oppose preemptive rights for publicly-held companies with a broad stockholder base.
I. Debt Restructurings
Northern Trust reviews on a case by case basis, proposals to increase common stock and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:
•
Dilution – How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
•
Change in Control – Will the transaction result in a change in control of the company?
•
Bankruptcy – Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?
Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.
J. Share Repurchase Programs
Northern Trust generally votes for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
VIII. Executive and Director Compensation
A. Equity-Based and Other Incentive Plans
Northern Trust believes that equity-based awards should align the economic interests of management, directors and employees with those of shareholders and votes case by case taking into account all relevant material facts and circumstances, including the total estimated cost of the company’s equity plan relative to its peers. Northern Trust will generally oppose new plans, or amendments to an existing plan, where:
•
The company’s three year average burn rate exceeds 2% and exceeds an amount that is one standard deviation in excess of GICS industry mean (segmented by Russell 3000 and non-Russell 3000 companies). A company that exceeds both the foregoing three year average burn rates amounts can avoid a negative vote if it commits in a public filing to maintain a burn rate over the next three fiscal years that is no higher than the one standard deviation in excess of its industry mean as calculated at the time of the proposal.
•
The absolute change in ownership interest would be significantly reduced, and dilution would have a negative impact to future earnings;
•
The company has repriced underwater stock options during the past three years; or
•
The exercise price is less than 100% of fair market value at the time of grant.
B. OBRA-Related Compensation Proposals
Northern Trust generally votes for the approval and amendment of plans for the purposes of complying with the provisions of Section 162(m) of OBRA.
C. Proposals Concerning Executive and Director Pay
Northern Trust generally votes for shareholder proposals that request a company to adopt an annual advisory vote on executive compensation.
Northern Trust votes on a case by case basis on shareholder advisory votes concerning the compensation of named executive officers, taking into account pay structure in relation to firm performance, problematic governance practices, and the company’s overall transparency and level of responsiveness to shareholder concerns. Northern Trust may, where appropriate, utilize a proprietary compensation scorecard model, in addition to company disclosures and outside research to arrive at a final decision. The scorecard considers factors including, but not limited to, profitability measures, overall pay of the top executive, company size, and historic performance.

Northern Trust will generally vote for an annual frequency of advisory votes on executive compensation unless the company provides a compelling rationale or unique circumstances.
Northern Trust generally vote on a case by case basis all other shareholder proposals that seek additional disclosure of executive and director pay information.
Northern Trust votes on a case by case basis all other shareholder proposals that seek to limit executive and director pay.
D. Golden and Tin Parachutes
Northern Trust generally votes for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.
Northern Trust votes on a case by case basis on shareholder advisory votes concerning the severance packages of named executive officers, taking into account the features of the package and the accompanying restructuring proposal.
E. Employee Stock Ownership Plans (ESOPs) and Other Broad-Based Employee Stock Plans
Northern Trust generally votes for proposals to approve an ESOP or other broad-based employee stock purchase or ownership plan, or to increase authorized shares for such existing plans, except in cases when the number of shares allocated to such plans is “excessive” (i.e., generally greater than ten percent (10%) of outstanding shares).
F. 401(k) Employee Benefit Plans
Northern Trust generally votes for proposals to implement a 401(k) savings plan for employees.
IX. State of Incorporation
A. Voting on State Takeover Statutes
Northern Trust votes on a case by case basis proposals to opts in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
B. Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation are examined on a case by case basis.
X. Mergers and Corporate Restructurings
A. Mergers and Acquisitions
Votes on mergers and acquisitions are considered on a case by case basis, taking into account at least the following:
•
Anticipated financial and operating benefits;
•
Offer price (cost vs. premium);
•
Prospects of the combined companies;
•
How the deal was negotiated; and
•
ESG governance and their impact.
Northern Trust generally votes on a case by case basis in cases where, in connection with a merger or acquisition seeking shareholder approval, a separate shareholder vote is required to approve any agreements or understandings regarding compensation disclosed pursuant to Item 402(t) of Regulation S-K (golden parachute arrangements).
B. Corporate Structuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case by case basis.
C. Spin-offs

Votes on spin-offs are considered on a case by case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
D. Asset Sales
Votes on asset sales are made on a case by case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.
E. Liquidations
Votes on liquidations are made on a case by case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
F. Appraisal Rights
Northern Trust generally votes for proposals to restore, or provide shareholders with, rights of appraisal.
G. Changing Corporate Name
Northern Trust generally votes for changing the corporate name.
H. Adjourn Meeting
Northern Trust generally supports adjournment proposals that accompany mergers proposals also being supported. Otherwise, Northern Trust will vote against such proposals.
XI. Mutual Funds
A. Election of Trustees
Votes on trustee nominees are evaluated on a case by case basis.
B. Investment Advisory Agreement
Votes on investment advisory agreements are evaluated on a case by case basis.
C. Fundamental Investment Restrictions
Votes on amendments to a fund’s fundamental investment restrictions are evaluated on a case by case basis.
D. Distribution Agreements
Votes on distribution agreements are evaluated on a case by case basis.
XII. Environmental and Social Issues
A. Environmental
Northern Trust upholds environmental stewardship and recognizes that we all are stakeholders in the future of our global environment. Environmental factors increasingly represent significant operational risks and costs to businesses. At Northern Trust, our primary objective as an asset manager is to create long-term value for our customers. As a major global investor, Northern Trust has interest in how shareholder value is affected by a company’s management and impact on the natural and social environment and recognizes that a well-developed environmental and social management system can enhance shareholder value in the long-term. We generally encourage reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.
Northern Trust reviews, on a case by case basis, proposals requesting increased disclosure regarding the environmental impact of a company’s operations and products and initiatives to curtail these risks, considering whether sufficient information has been disclosed to shareholders or is otherwise publicly available.

Northern Trust reviews, on a case by case basis, proposals requesting the issuance of corporate sustainability reports, as well as disclosure, where relevant, concerning the emission of greenhouse gasses and the use of fracturing in connection with the extraction of natural gasses.
Northern Trust reviews, on a case by case basis, proposals seeking information on the financial, physical, or regulatory risks a company faces related to climate change – on its operations and investments, or on how the company identifies, measures, and manages such risks.
Northern Trust review, on a case by case basis, proposals requesting the adoption of GHG reduction goals from products and operations.
Northern Trust generally votes for proposals requesting the issuance of reports by a company detailing its energy efficiency plans.
B. Equal Employment Opportunity
Northern Trust generally votes for proposals advocating for an inclusive working environment and the elimination of workplace discrimination.
Northern Trust generally votes for proposals requesting that a company take reasonable steps to ensure the pool of candidates from which board nominees are chosen or sought as part of routine board searches the company undertakes, contain a broad range of experience and background.
Northern Trust reviews, on a case by case basis, on proposals requesting the issuance of impact reports.
C. Consumer and Product Safety
Northern Trust reviews, on a case by case basis, proposals that request a report or assessment of the safety of a company’s operations and a company’s products and services and efforts to promote their safe use.
Northern Trust reviews, on a case by case basis, proposals requesting increased disclosure of a company’s policies and procedures for managing and mitigating risks related to artificial intelligence, cyber security, and data privacy.
D. Supply Chain Management
Northern Trust reviews, on a case by case basis, proposals requesting increased disclosure on a company’s supply chain policies and processes and its management of related risks.
E. Animal Welfare
Northern Trust reviews, on a case by case basis, proposals requesting increased disclosure or reporting regarding animal treatment issues that may impact a company’s operations and products, especially in relation to food production, unless sufficient information on that topic has already been disclosed to shareholders or is otherwise publicly available.
F. Political and Charitable Contributions
Northern Trust will review, on a case by case basis, proposals to publish a company’s political or lobbying contributions, taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.
Northern Trust generally votes against shareholder proposals to eliminate, direct, or otherwise restrict charitable contributions.
G. Other Miscellaneous
In other social and environmental issues, Northern Trust generally supports the position of a company’s board of directors when voting on shareholder initiated social and environmental proposals. Although Northern Trust acknowledges that the economic and social considerations underlying such proposals are often closely intertwined, we believe that in most cases the management group and elected directors are best positioned to make corporate decisions on these proposals.
PIMCO
PROXY VOTING POLICY SUMMARY
April 2025
Policy Statement: PIMCO adopted a written proxy voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. It is PIMCO’s policy to exercise any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority consistent with PIMCO’s fiduciary obligations and applicable law.1 The Proxy Policy is reasonably designed to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.
Overview: As a general matter, PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies2, PIMCO may determine not to vote a proxy in limited circumstances.
Equity Securities.3 PIMCO has retain an Industry Service Provider (“ISP”)4 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP’s guidelines. By following the guidelines of an ISP, PIMCO seeks to mitigate potential conflicts of interest the firm may have with respect to proxies covered by the ISP.
PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP’s voting recommendation. In each case as described above, the Legal and Compliance department will review each proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.
Fixed Income Securities. Fix income securities can be processed as proxy ballots or corporate action-consents at the discretion of the issuer/custodian.
When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities.
When processed as corporate action-consents, the Legal and Compliance department will review election forms to determine whether an actual or potential conflict of interest exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.
Resolution of potential/identified conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with

1 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.
2 Proxies generally describe corporate action-consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.
3 The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.
4 The ISP for Equity Securities proxy voting is Institutional Shareholder Services, Inc. (“ISS”).

protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department or PIMCO’s Conflict Committee with respect to specific types of conflicts.
PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.
ISP Oversight: Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of an ISP engaged to provide PIMCO with proxy voting research and recommendations. PIMCO’s due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP’s operational processes and ability to provide proxy voting research and recommendations5 and the ISP’s compliance program.
Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a sub-adviser to provide portfolio management services to certain PIMCO-affiliated funds. Consistent with its management responsibilities, the Sub-Adviser may assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, where a sub-adviser exercises voting authority, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.
Putnam Investment Management, LLC

March 2025
Introduction and Summary
Many of Putnam’s investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.
Putnam’s voting policies are rooted in our views that (1) strong, independent corporate governance is important to long-term company financial performance, and (2) long-term investors’ active engagement with company management, including through the proxy voting process, strengthens issuer accountability and overall market discipline, potentially reducing risk and improving returns over time. Our voting program is offered as a part of our investment management services, at no incremental fee to Putnam, and, while there can be no guarantees, it is intended to offer potential investment benefits over a long-term horizon. Our voting policies are designed with investment considerations in mind, not as a means to pursue particular political, social, or other goals. As a result, we may not support certain proposals whose costs to the issuer (including implementation costs, practicability, and other factors), in Putnam’s view, outweigh their investment merits.
This memorandum sets forth Putnam’s policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts include the Putnam Mutual Funds1 and Putnam Exchange-Traded Funds, US and international institutional accounts and funds managed or sub-advised by The Putnam Advisory Company, LLC, Putnam Investments Limited and Putnam Fiduciary Trust Company, LLC. In addition, the policies include US mutual funds and other accounts sub-advised by Putnam Investment Management, LLC.2

5 This includes the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from insurers and its voting methodologies.
1 Effective January 27, 2023, the Board of Trustees of the Putnam Mutual Funds delegated proxy voting authority to Putnam Investment Management, LLC, the investment manager to the Putnam Mutual Funds.
2 The Putnam Proxy Voting Procedures and Guidelines will apply also to certain funds and institutional and other accounts managed by Franklin Advisers, Inc. (“FAV”) but formerly managed or sub-advised by one of the Putnam adviser entities identified above, pursuant to sub-advisory agreements in effect from time to time between FAV and the relevant Putnam entity(ies).

Proxy Committee
Putnam has a Proxy Committee composed of senior professionals, including from the Putnam Equity investment team and the Putnam Equity Sustainability Strategy group. The Chief Investment Officer of Putnam Equity appoints the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:
1.
Reviews these procedures and the Proxy Voting Guidelines annually and approves any amendments considered to be advisable.
2.
Considers special proxy issues as they may from time to time arise.
3.
Must approve all vote overrides recommended by investment professionals.
Proxy Voting Administration
The Putnam Sustainability Strategy group administers Putnam’s proxy voting through a Proxy Voting Team. The Proxy Voting Team has the following duties:
1.
Annually prepares the Proxy Voting Guidelines and distributes them to the Proxy Committee for review.
2.
Coordinates the Proxy Committee’s review of any new or unusual proxy issues and serves as Secretary thereto.
3.
Manages the process of referring issues to portfolio managers for voting instructions.
4.
Oversees the work of any third-party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services (ISS) to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.
5.
Coordinates responses to investment professionals’ questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.
6.
Implements the exception process with respect to referred items on securities held solely in accounts managed by the Global Asset Allocation (“GAA”) team within Franklin Templeton Investment Solutions described in more detail in the Proxy Referral section below.
7.
Maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.
8.
Prepares and distributes reports required by Putnam clients.
Proxy Voting Guidelines
Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case-by-case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.
In light of our views on the importance of issuer governance and investor engagement, which we believe are applicable across our various strategies and clients, regardless of a specific portfolio’s investment objective, Putnam will vote all proxies in accordance with the Guidelines, subject to two exceptions as follows:
1.
If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in the clients’ best interests, they may request the Proxy Voting Team not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Voting Team will review any such request with the Proxy Committee (or, in cases with limited time, with the Chair of the Proxy Committee acting on the Proxy Committee’s behalf) prior to implementing the request.
2.
Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.
Other
1.
Putnam may elect not to vote when the security is no longer held.
2.
Putnam will abstain on items that require case-by-case review when a vote recommendation from the appropriate investment professional(s) cannot be obtained due to restrictive voting deadlines or other prohibitive operational or administrative requirements.
3.
Where securities held in Putnam client accounts, including the Putnam mutual funds, have been loaned to third parties in connection with a securities lending program administered by Putnam (through securities lending agents overseen by Putnam), Putnam has instructed lending agents to recall U.S. securities on loan to vote proxies, in accordance with Putnam’s securities lending procedures. Due to differences in non-U.S. markets, Putnam does not currently seek to recall non-U.S. securities on loan. In addition, where Putnam does not administer a client’s securities lending program, this recall policy does not apply, since Putnam generally does not have information on loan details or authority to effect recalls in those cases. It is possible that, for impracticability or other reasons, a recalled security may not be returned to the relevant custodian in time to allow Putnam to vote the relevant proxy.
4.
Putnam will make its reasonable best efforts to vote all proxies except when impeded by circumstances that are reasonably beyond its control and responsibility, such as custodial proxy voting services, in part or whole, not available or not established by a client, or custodial error.
Proxy Voting Referrals
Under the Guidelines, certain proxy matters will be referred to Portfolio Managers. The Portfolio Manager receiving the referral request may delegate the vote decision to an appropriate Analyst from among a list of eligible analysts (such list to be approved by the Chief Investment Officer of the Putnam Equity group and the Director of Equity Research for the Putnam Equity group). The Analyst will be required to make the affirmation and disclosures identified in (3) below. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies through the Proxy Referral Administration Database. The referral request contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Franklin Templeton employee outside Putnam Equity or with any person other than a proxy solicitor acting in the normal course of proxy solicitation, and (3) a field for portfolio managers to affirm that they are making vote recommendations in the best interest of client accounts and have disclosed to Compliance any potential conflicts of interest relevant to their vote recommendation.
Putnam may vote any referred items on securities held solely in accounts managed by the GAA team within Franklin Templeton Investment Solutions (and not held by any other investment product team) in accordance with the recommendation of Putnam’s third- party proxy voting service provider. The Proxy Voting Team will first give the relevant portfolio manager(s) on the GAA team the opportunity to review the referred items and vote on them. If the portfolio manager(s) on the GAA team do not decide to make any active voting decision on any of the referred items, the items will be voted in accordance with the service provider’s recommendation. If the security is also held by other investment teams at Putnam Equity, the items will be referred to the largest holder who is not a member of the GAA team.
The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will complete the referral request. Upon receiving each completed referral request from the applicable Portfolio Manager or Analyst, the Proxy Voting Team will review the completed request for accuracy and completeness, and will follow up with investment personnel as appropriate.
Conflicts of Interest
A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts, the following procedures have been adopted:
1.
The Proxy Committee is composed of senior professionals, including Portfolio Managers in Putnam Equity and the Putnam Equity Sustainability Strategy group. None of these individuals or groups reports to Franklin Templeton’s marketing businesses.
2.
No Franklin Templeton employee outside Putnam Equity may contact any portfolio manager about any proxy vote without first contacting the Proxy Voting Team or a senior lawyer in the Legal and Compliance Department. There is no prohibition on employees seeking to communicate investment-related information to investment professionals except for Putnam’s restrictions on dissemination of material, non-public information. However, the Proxy Voting Team will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

3.
Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms and must affirm that they are making vote recommendations in the best interest of client accounts and have disclosed to the Proxy Voting Team any potential conflicts of interest relevant to their vote recommendation.
4.
The Proxy Voting Team will review the name of the issuer of each proxy that contains a referral item against various sources of Putnam business relationships maintained by the Legal and Compliance Department or Client Service for potential material business relationships (i.e., conflicts of interest). For referrals, the Proxy Voting Team will complete the Proxy Voting Conflict of Interest Disclosure Form (attached as Exhibit B and C) via the Proxy Referral Administration Database and will prepare a quarterly report for the Putnam Chief Compliance Officer identifying all completed Conflict of Interest Disclosure forms.
5.
Putnam’s Proxy Voting Guidelines may only be overridden with the written recommendation from a member of the Investment Division and concurrence of the Proxy Committee (or, in cases with limited time, with the Chair of the Proxy Committee on the Proxy Committee’s behalf).
Recordkeeping
The Putnam Equity Sustainability Strategy Group will retain copies of the following books and records:
1.
A copy of the Proxy Voting Procedures and Guidelines as are from time to time in effect;
2.
A copy of each proxy statement received with respect to securities in client accounts;
3.
Records of each vote cast for each client;
4.
Internal documents generated in connection with a proxy referral, such as emails, memoranda, etc.
5.
Written reports to clients on proxy voting and all client requests for information and Putnam’s response.
All records will be maintained for seven years. A proxy vendor may on Putnam’s behalf maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.
Exhibit A to Proxy Procedures
Putnam Investments Proxy Voting Guidelines
The proxy voting guidelines below summarize Putnam’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Voting Team.
Putnam’s voting policies are rooted in our views that (1) strong, independent corporate governance is important to long-term company financial performance, and (2) long-term investors’ active engagement with company management, including through the proxy voting process, strengthens issuer accountability and overall market discipline, potentially reducing risk and improving returns over time. Our voting program is offered as a part of our investment management services, at no incremental fee to Putnam, and, while there can be no guarantees, it is intended to offer potential investment benefits over a long-term horizon. Our voting policies are designed with investment considerations in mind, not as a means to pursue particular political, social, or other goals. As a result, we may not support certain proposals whose costs to the issuer (including implementation costs, practicability, and other factors), in Putnam’s view, outweigh their investment merits.
These proxy voting policies are intended to be decision-making guidelines. The guidelines are not exhaustive and do not include all potential voting issues. In addition, as contemplated by and subject to Putnam’s Proxy Voting Procedures, because proxy issues and the circumstances of individual companies are so varied, portfolio teams may recommend votes that may vary from the general policy choices set forth in the guidelines.
The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-US issuers.

I. Board-Approved Proposals
Proxies will be voted for board-approved proposals, except as follows:
A. Matters Relating to the Board of Directors
Uncontested Election of Directors
The board of directors has the important role of overseeing management and its performance on behalf of shareholders. When evaluating a company’s board, Putnam may consider the diversity of professional backgrounds and personal characteristics. Putnam believes that companies generally benefit from diversity on the board, including diversity with respect to gender, ethnicity, race, skills, perspectives and experience. Proxies will be voted for the election of the company’s nominees for directors (and/or subsidiary directors) and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:
➢
Putnam will withhold votes from the entire board of directors if:
•
The board does not have a majority of independent directors,
•
The board does not have nominating, audit and compensation committees composed solely of independent directors, or
•
The board has more than 15 members or fewer than five members, absent special circumstances.
➢
Putnam may refrain from withholding votes from the board due to insufficient key committee independence due to director resignation, change in board structure, or other specific circumstances, provided that the company has stated (for example in an 8-K), or it can otherwise be determined, that the board will address committee composition to ensure compliance with the applicable corporate governance code in a timely manner after the shareholder meeting and the company has a history of appropriate board independence.
Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an independent director is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee (excluding immaterial fees for transactional services as defined by the NYSE Corporate Governance rules) from the company other than in his or her capacity as a member of the board of directors or any board committee. Putnam believes that the receipt of such compensation for services other than service as a director raises significant independence issues.
➢
Putnam will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company for the provision of professional services (e.g., investment banking, consulting, legal or financial advisory fees).
➢
Putnam will withhold votes from any nominee for director who attends fewer than 75% of board and committee meetings. Putnam may refrain from withholding votes on a case-by-case basis if a valid reason for the absence exists, such as illness, personal emergency, potential conflict of interest, etc.
➢
Putnam will withhold votes from any incumbent nominee for director who served on a board that has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the votes actually cast on the matter at its previous two annual meetings, or
➢
Putnam will withhold votes from any incumbent nominee for director who served on a board that adopted, renewed, or made a material adverse modification to a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year. (This is applicable to any type of poison pill, for example, advance-warning type pill, EGM pill, and Trust Defense Plans in Japan.)
Putnam will refrain from opposing the board members who served at the time of the adoption of the poison pill if the duration is one year or less, if the plan contains other suitable restrictions; or if the company publicly discloses convincing rationale for its adoption and seeks shareholder approval of future renewals of the poison pill. (Suitable restrictions could include but are not limited to, a higher threshold for passive investors. Convincing rationale could include circumstances such as, but not limited to, extreme market disruption or conditions, stock volatility, substantial merger, active investor interest, or takeover attempts.)

➢
Putnam will vote on a case-by-case basis and may consider voting against the Nominating Committee Chair if there is a lack of evidence of board diversity.
Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards.
➢
Putnam will vote against any non-executive nominee for director who serves on more than four (4) public company boards, except where Putnam would otherwise be withholding votes for the entire board of directors. For the purpose of this guideline, boards of affiliated registered investment companies and other similar entities such as UCITS will count as one board. Generally, Putnam will withhold support from directors serving on more than four unaffiliated public company boards, although an exception may be made in the case of a director who represents an investing firm with the sole purpose of managing a portfolio of investments that includes the company.
➢
Putnam will withhold votes from any nominee for director who serves as an executive officer of any public company (“home company”) while serving on more than two (2) public company boards other than the home company board. (Putnam will withhold votes from the nominee at each company where Putnam client portfolios own shares.) In addition, if Putnam client portfolios are shareholders of the executive's home company, Putnam will withhold votes from members of the company's governance committee. For the purpose of this guideline, boards of affiliated registered investment companies and other similar entities such as UCITS will count as one board.
➢
Putnam will withhold votes from any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”).
Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.
Note: Designation of executive director is based on company disclosure.
➢
Putnam will vote against proposals that provide that a director may be removed only for cause. Putnam will generally vote for proposals that permit the removal of directors with or without cause.
➢
Putnam will vote against proposals authorizing a board to fill a director vacancy without shareholder approval.
➢
Putnam will vote on a case-by-case basis on subsidiary director nominees if Putnam will be voting against the nominees of the parent company’s board.
➢
Putnam will vote on a case-by-case basis for director nominees, including nominees for positions on Supervisory Boards or Supervisory Committees, or similar board entities (depending on board structure), for (re)election when cumulative voting applies.
➢
Putnam will vote for proposals to approve annual directors’ fees, except that Putnam will vote on a case-by-case basis if Putnam’s independent proxy voting service has recommended a vote against such proposal. Additionally, Putnam will vote for proposals to approve the grant of equity awards to directors, except that Putnam will consider these proposals on a case-by-case basis if Putnam’s proxy service provider is recommending a vote against the proposal.
Classified Boards
➢
Putnam will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.
Ratification of Auditors
➢
Putnam will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised. (Otherwise, Putnam will vote for.)

Contested Elections of Directors
➢
Putnam will vote on a case-by-case basis in contested elections of directors.
B.
Executive Compensation
Putnam will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:
➢
Putnam will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans), except where Putnam would otherwise be withholding votes for the entire board of directors in which case Putnam will evaluate the plans on a case-by-case basis.
➢
Putnam will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity plans).
➢
Putnam will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.
•
Additionally, if the annualized dilution cannot be calculated, Putnam will vote for plans where the Total Potential Dilution is 5% or less. If the annualized dilution cannot be calculated and the Total Potential Dilution exceeds 5%, then Putnam will vote against. Note: Such plans must first pass all of Putnam's other screens.
➢
Putnam will vote proposals to issue equity grants to executives on a case-by-case basis.
➢
Putnam will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).
➢
Putnam will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.
➢
Putnam will vote against stock option plans/ restricted stock plans with evergreen features providing for automatic share replenishment.
➢
Putnam will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except as follows:
Vote on a case-by-case basis on such proposals if any of the following circumstances exist:
•
the amount per employee under the plan is unlimited, or
•
the maximum award pool is undisclosed, or
•
the incentive bonus plan’s performance criteria are undisclosed, or
•
the independent proxy voting service recommends a vote against.
➢
Putnam will vote in favor of the annual presentation of advisory votes on executive compensation (Say-on-Pay).
➢
Putnam will generally vote for advisory votes on executive compensation (Say- on-Pay). However, Putnam will vote against an advisory vote if the company fails to effectively link executive compensation to company performance according to benchmarking performed by the independent proxy voting service.
•
Putnam will review the proposal on a case-by-case basis if there is no recommendation of the independent proxy voting service.
➢
Putnam will vote on a case-by-case basis on severance agreements (e.g., golden and tin parachutes)
➢
Putnam will withhold votes from members of a Board of Directors which has approved compensation arrangements Putnam’s investment personnel have determined are grossly unreasonable at the next election at which such director is up for re-election.
➢
Putnam will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.
➢
Putnam will vote for Non-qualified Employee Stock Purchase Plans with all the following features:
1)
Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company).
2)
Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary.

3)
Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value.
4)
No discount on the stock price on the date of purchase since there is a company matching contribution.
Putnam will vote against Non-qualified Employee Stock Purchase Plans when any of the plan features do not meet the above criteria.
Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.
C.
Capitalization
Putnam will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except as follows:
➢
Putnam will vote for proposals relating to the authorization of additional common stock, except that Putnam will evaluate such proposals on a case-by-case basis if (i) they relate to a specific transaction or to common stock with special voting rights, (ii) the company has a non-shareholder approved poison pill in place, or (iii) the company has had sizeable stock placements to insiders within the past three years at prices substantially below market value without shareholder approval.
➢
Putnam will vote for proposals to effect stock splits (excluding reverse stock splits.)
➢
Putnam will vote for proposals authorizing share repurchase programs, except that Putnam will vote on a case-by-case basis if there are concerns that there may be abusive practices related to the share repurchase programs.
D.
Acquisitions, Mergers, Reorganizations and Other Transactions
Putnam will vote on a case-by-case basis on business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets.
E.
Anti-Takeover Measures
Putnam will vote against board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights, control share acquisition provisions, targeted share placements, and ability to make greenmail payments, except as follows:
➢
Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans;
➢
Putnam will vote on a case-by-case basis on proposals to adopt fair price provisions.
➢
Putnam will vote on a case-by-case basis on proposals to issue blank check preferred stock in the case of REITs (only).
➢
Putnam will generally vote for proposals that enable or expand shareholders’ ability to take action by written consent.
➢
Putnam will vote on a case-by-case basis on proposals to increase shares of an existing class of stock with disparate voting rights from another share class.
➢
Putnam will vote on a case-by-case basis on shareholder or board-approved proposals to eliminate supermajority voting provisions at controlled companies (companies in which an individual or a group voting collectively holds a majority of the voting interest).
➢
Putnam will vote on a case-by-case basis on board-approved proposals to adopt supermajority voting provisions at controlled companies (companies in which an individual or a group voting collectively holds a majority of the voting interest).
➢
Putnam will vote on a case-by-case basis on proposals to issue blank check preferred stock if appropriate “de-clawed” language is present. Specifically, appropriate de-clawed language will include cases where the Company states (i.e., through 8-K, proxy statement or other public disclosure) it will not use the preferred stock for anti-takeover purposes, or in order to implement a shareholder rights plan, or discloses a commitment to submit any future issuances of preferred stock to be used in a shareholder rights plan/anti-takeover purpose to a shareholder vote prior to its adoption.

F.
Other Business Matters
Putnam will vote for board-approved proposals approving routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting, except as follows:
➢
Putnam will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary or to effect stock splits, to change a company’s name, to authorize additional shares of common stock or other matters which are considered routine (for example, director age or term limits), technical in nature, fall within Putnam’s guidelines (for example, regarding board size or virtual meetings), are required pursuant to regulatory and/or listing rules, have little or no economic impact or will not negatively impact shareholder rights).
➢
Additionally, Putnam believes the bundling of items, whether the items are related or unrelated, is generally not in shareholders’ best interest. We may vote against the entire bundled proposal if we would normally vote against any of the items if presented individually. In these cases, we will review the bundled proposal on a case-by-case basis.
➢
Putnam generally supports quorum requirements if the level is set high enough to ensure a broad range of shareholders is represented in person or by proxy but low enough so that the Company can transact necessary business. Putnam will vote on a case-by-case basis on proposals seeking to change quorum requirements; however, Putnam will normally support proposals that seek to comply with market or exchange requirements.
➢
Putnam will vote on a case-by-case basis on proposals seeking to change a company’s state of incorporation. However, Putnam will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.
➢
Putnam will vote against authorization to transact other unidentified, substantive business at the meeting.
➢
Putnam will vote against proposals where there is a lack of information to make an informed voting decision.
➢
Putnam will vote as follows on proposals to adjourn shareholder meetings:
If Putnam is withholding support for the board of the company at the meeting, any proposal to adjourn should be referred for case-by-case analysis.
If Putnam is not withholding support for the board, Putnam will vote in favor of adjourning, unless the vote concerns an issue that is being referred back to Putnam for case-by-case review. Under such circumstances, the proposal to adjourn should also be referred to Putnam for case-by-case analysis.
➢
Putnam will vote against management proposals to adopt a specific state’s courts, or a specific U.S. district court as the exclusive forum for certain disputes, except that Putnam will vote for proposals adopting the State of Delaware, or the Delaware Chancery Court, as the exclusive forum, for corporate law matters for issuers incorporated in Delaware. Requiring shareholders to bring actions solely in one state may discourage the pursuit of derivative claims by increasing their difficulty and cost. However, Putnam’s guideline recognizes the expertise of the Delaware state court system in handling disputes involving Delaware corporations. In addition, Putnam will withhold votes from the chair of the Nominating/Governance committee if a company amends its Bylaws, or takes other actions, to adopt a specific state’s courts (other than Delaware courts, for issuers incorporated in Delaware) or a specific U.S. district court as the exclusive forum for certain disputes without shareholder approval.
➢
Putnam will vote on a case-by-case basis on management proposals seeking to adopt a bylaw amendment allowing the company to shift legal fees and costs to unsuccessful plaintiffs in intra-corporate litigation (fee-shifting bylaw). Additionally, Putnam will vote against the Chair of the Nominating/Governance committee if a company adopts a fee-shifting bylaw amendment without shareholder approval.
➢
Putnam will support management/shareholder proxy access proposals as long as the proposals align with the following principles for a shareholder (or up to 20 shareholders together as a group) to receive proxy access:
1)
The required minimum aggregate ownership of the Company’s outstanding common stock is no greater than 3%;
2)
The required minimum holding period for the shareholder proponent(s) is no greater than two years; and
3)
The shareholder(s) are permitted to nominate at least 20% of director candidates for election to the board.
Proposals requesting shares be held for 3 years will be reviewed on a case-by- case basis. Putnam will vote against proposals requesting shares be held for more than three years. Proposals that meet Putnam’s stated criteria and include other requirements relating to issues such as, but not limited to, shares on loan or compensation agreements with nominees, will be reviewed on a case-by-case basis.

Additionally, shareholder proposals seeking an amendment to a company’s proxy access policy which include any one of the supported criteria under Putnam’s guidelines, for example, a 2-year holding period for shareholders, will be reviewed on a case-by-case basis.
➢
Putnam supports management / shareholder proposals giving shareholders the right to call a special meeting as long as the ownership requirement in such proposals is at least 15% of the company's outstanding common stock and not more than 25%.
In general, Putnam will vote for management or shareholder proposals to reduce the ownership requirement below a company’s existing threshold, as long as the new threshold is at least 15% and not greater than 25% of the company’s outstanding common stock.
Putnam will vote against any proposal with an ownership requirement exceeding 25% of the company’s common stock or an ownership requirement that is less than 15% of the company's outstanding common stock.
In cases where there are competing management and shareholder proposals giving shareholders the right to call a special meeting, Putnam will generally vote for the proposal which has the lower minimum shareholder ownership threshold, as long as that threshold is within Putnam’s recommended minimum/maximum thresholds. If only one of the competing proposals has a threshold that falls within Putnam’s threshold range, Putnam will normally support that proposal as long as it represents an improvement (reduction) from the previous requisite ownership level. Putnam will normally vote against both proposals if neither proposal has a requisite ownership level between 15% and 25% of the company’s outstanding common stock.
➢
Putnam will generally vote for management or shareholder proposals to allow a company to hold virtual-only or hybrid shareholder meetings or to amend its articles/charter/by-laws to allow for virtual-only or hybrid shareholder meetings, provided the proposal does not preclude in-person meetings (at any given time), and does not otherwise limit or impair shareholder participation; and if the company has provided clear disclosure to ensure that shareholders can effectively participate in virtual-only shareholder meetings and meaningfully communicate with company management and directors. Additionally, Putnam may consider the rationale of the proposal and whether there have been concerns about the company’s previous meeting practices.
Disclosure should address the following:
•
the ability of shareholders to ask questions during the meeting
•
including time guidelines for shareholder questions
•
rules around what types of questions are allowed
•
and rules for how questions and comments will be recognized and disclosed to meeting participants
•
the manner in which appropriate questions received during the meeting will be addressed by the board
•
procedures, if any, for posting appropriate questions received during the meeting and the company’s answers on the investor page of their website as soon as is practical after the meeting
•
technical and logistical issues related to accessing the virtual meeting platform; and
•
procedures for accessing technical support to assist in the event of any difficulties accessing the virtual meeting
Putnam may vote against proposals that do not meet these criteria.
Additionally, Putnam may vote against the Chair of the Governance Committee when the board is planning to hold a virtual-only shareholder meeting and the company has not provided sufficient disclosure (as noted above) or shareholder access to the meeting.
➢
Putnam will vote for proposals to approve a company’s board-approved climate transition action plan (“say on climate” proposals in which the company’s board proposes that shareholders indicate their support for the company’s plan), unless the proxy voting service has recommended a vote against the proposal, in which case Putnam will vote on a case-by-case basis on the proposal.
➢
Putnam will vote on a case-by-case basis on board-approved proposals that conflict with shareholder proposals.
II. Shareholder Proposals
Shareholder proposals are non-binding votes that are often opposed by management. Some proposals relate to matters that are financially immaterial to the company’s business, while others may be impracticable or costly for a company to implement. At the same time, well-crafted shareholder proposals may serve the purpose of raising issues that are material to a company’s business for management’s consideration and response. Putnam seeks to weigh the costs of different types of proposals against their expected financial benefits. More specifically:
Putnam will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:
➢
Putnam will vote for shareholder proposals that are consistent with Putnam’s proxy voting guidelines for board-approved proposals.
➢
Putnam will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.
➢
Putnam will vote for shareholder proposals to require shareholder approval of shareholder rights plans.
➢
Putnam will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding of the company in order to be (re) elected.
➢
Putnam will review on a case-by-case basis, shareholder proposals requesting that the board adopt a policy whereby, in the event of a significant restatement of financial results or significant extraordinary write-off, the board will recoup, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were made to senior executives based on having met or exceeded specific performance targets to the extent that the specified performance targets were not met.
➢
Putnam will vote for shareholder proposals urging the board to seek shareholder approval of any future supplemental executive retirement plan ("SERP"), or individual retirement arrangement, for senior executives that provides credit for additional years of service not actually worked, preferential benefit formulas not provided under the company's tax-qualified retirement plans, accelerated vesting of retirement benefits or retirement perquisites and fringe benefits that are not generally offered to other company employees. (Implementation of this policy shall not breach any existing employment agreement or vested benefit.)
➢
Putnam will vote for shareholder proposals requiring companies to report on their executive retirement benefits. (Deferred compensation, split-dollar life insurance, SERPs and pension benefits)
➢
Putnam will vote for shareholder proposals requesting that a company establish a pay-for-superior-performance standard whereby the company discloses defined financial and/or stock price performance criteria (along with the detailed list of comparative peer group) to allow shareholders to sufficiently determine the pay and performance correlation established in the company’s performance-based equity program. In addition, no multi-year award should be paid out unless the company’s performance exceeds, during the current CEO’s tenure (three or more years), its peer median or mean performance on selected financial and stock price performance criteria.
➢
Putnam will vote for shareholder proposals urging the board to disclose in a separate report to shareholders, the Company’s relationships with its executive compensation consultants or firms. Specifically, the report should identify the entity that retained each consultant (the company, the board or the compensation committee) and the types of services provided by the consultant in the past five years (non-compensation-related services to the company or to senior management and a list of all public company clients where the Company’s executives serve as a director.)
➢
Putnam will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:
•
the company undergoes a change in control, and
•
the change in control results in the termination of employment for the person receiving the severance payment.
➢
Putnam will vote for shareholder proposals requiring that the chair’s position be filled by an independent director (separate chair/CEO). However, Putnam will vote on a case-by-case basis on such proposals when the company’s board has a lead-independent director (or already has an independent or separate chair) and Putnam is supporting the nominees for the board of directors.
➢
Putnam will vote for shareholder proposals seeking the submission of golden coffins to a shareholder vote or the elimination of the practice altogether.
➢
Putnam will vote for shareholder proposals seeking a policy that forbids any director who receives more than 25% withhold votes cast (based on for and withhold votes) from serving on any key board committee for two years and asking the board to find replacement directors for the committees if need be.
➢
Putnam will vote for shareholder proposals urging the board to seek shareholder approval of severance agreements (e.g., golden and tin parachutes).

•
However, Putnam will vote against such proposals when the company has a policy that minimally requires shareholder approval of severance agreements for executives that provides for cash severance benefits exceeding 2.99 times the sum of the executive's base salary plus target annual non-equity incentive plan bonus opportunity.
Putnam will vote on a case-by-case basis on approving such compensation arrangements.
➢
Putnam will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met: the company undergoes a change in control, and the change in control results in the termination of employment for the person receiving the severance payment.
➢
Putnam will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements as well as proposals to limit income or other tax gross-up payments.
➢
Putnam will vote in accordance with the recommendation of the company’s board of directors on shareholder proposals regarding corporate political spending, unless Putnam is voting against the directors, in which case the proposal would be reviewed on a case-by-case basis.
➢
Putnam will vote on a case-by-case basis on shareholder proposals that conflict with board-approved proposals.
Environmental and Social
➢
Putnam believes that sustainable environmental practices and sustainable social policies are important components of long-term value creation. Companies should evaluate the potential risks to their business operations that are directly related to environmental and social factors (among others). In evaluating shareholder proposals relating to environmental and social initiatives, Putnam takes into account (1) the relevance and materiality of the proposal to the company’s business, (2) whether the proposal is well crafted (e.g., whether it references science-based targets, or standard global protocols), and (3) the practicality or reasonableness of implementing the proposal.
Putnam may support well-crafted and well-targeted proposals that request additional reporting or disclosure on a company’s plans to mitigate risk to the company related to the following issues and/or their strategies related to these issues: Environmental issues, including but not limited to, climate change, greenhouse gas emissions, renewable energy, and broader sustainability issues; and Social issues, including but not limited to, fair pay, employee diversity and development, safety, labor rights, supply chain management, privacy and data security.
In addition, Putnam will consider proposals related to Artificial Intelligence (“AI”) on a case-by-case basis.
Putnam will consider factors such as (i) the industry in which the company operates, (ii) the company's current level of disclosure, (iii) the company's level of oversight, (iv) the company’s management of risk arising out of these matters, (v) whether the company has suffered a material financial impact. Other factors may also be considered.
Putnam will consider the recommendation of its third-party proxy service provider and may consider other factors such as third-party evaluations of ESG performance.
Additionally, Putnam may vote on a case-by-case basis on proposals which ask a company to take action beyond reporting where our third-party proxy service provider has identified one or more reasons to warrant a vote FOR.
III. Voting Shares of Non-US Issuers
Many non-US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:
1)
Share blocking. Shares must be frozen for certain periods of time to vote via proxy.
2)
Share re-registration. Shares must be re-registered out of the name of the local custodian or nominee into the name of the client for the meeting and, in many cases, then re-registered back. Shares are normally blocked in this period.
3)
Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents.
Putnam’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of not doing so. For example, in a share blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non- contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.
Putnam recognizes that the laws governing non-US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly, it may not be possible or even advisable to apply these guidelines mechanically to non-US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non-US issuers in accordance with the foregoing guidelines where applicable, except as follows:
➢
Putnam will vote for shareholder proposals calling for a majority of the directors to be independent of management.
➢
Putnam will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.
➢
Putnam will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.
➢
Putnam will vote for proposals to authorize share repurchase programs that are recommended for approval by Putnam’s proxy voting service provider, otherwise Putnam will vote against such proposals; except that Putnam will vote on a case-by-case basis if there are concerns that there may be abusive practices related to the share repurchase programs.
➢
Putnam will vote against authorizations to repurchase shares or issue shares or convertible debt instruments with or without preemptive rights when such authorization can be used as a takeover defense without shareholder approval. Putnam will not apply this policy to a company with a shareholder who controls more than 50% of its voting rights.
➢
Putnam will generally vote for proposals that include debt issuances, however substantive/non-routine proposals, and proposals that fall outside of normal market practice or reasonable standards, will be reviewed on a case-by-case basis.
➢
Putnam will vote for board-approved routine, market-practice proposals. These proposals are limited to (1) those issues that will have little or no economic impact, such as technical, editorial, or mandatory regulatory compliance items, (2) those issues that will not adversely affect and/or which clearly improve shareholder rights/values, and which do not violate Putnam’s proxy voting guidelines, or (3) those issues that do not seek to deviate from existing laws or regulations. Examples include but are not limited to, related party transactions (non-strategic), profit-and-loss transfer agreements (Germany), authority to increase paid-in capital (Taiwan). Should any unusual circumstances be identified concerning a normally routine issue, such proposals will be referred back to Putnam for internal review.
➢
Putnam will generally vote for proposals regarding amendments seeking to expand business lines or to amend the corporate purpose, provided the proposal would not include a significant or material departure from the company’s current business, and/or will provide the company with greater flexibility in the performance of its activities.
➢
Putnam will normally vote for management proposals concerning allocation of income and the distribution of dividends. However, Putnam portfolio teams will override this guideline when they conclude that the proposals are outside the market norms (i.e., those seen as consistently and unusually small or large compared to market practices).
➢
Putnam will generally vote for proposals seeking to adjust the par value of common stock. However, non-routine, substantive proposals will be reviewed on a case-by-case basis.
➢
Putnam will vote against proposals that would authorize the company to reduce the notice period for calling special or extraordinary general meetings to less than 21-Days.
➢
Putnam will generally vote for proposals relating to transfer of reserves/increase of reserves (i.e., France, Japan). However, Putnam will vote on a case-by-case basis if the proposal falls outside of normal market practice.

➢
Putnam will generally vote for proposals to increase the maximum variable pay ratio. However, Putnam will vote on a case-by-case basis if we are voting against a company’s remuneration report or if the proposal seeks an increase in excess of 200%.
➢
Putnam will review stock option plans on a case-by-case basis which allow for the options exercise price to be reduced by dividend payments (if the plan would normally pass Putnam’s Guidelines).
➢
Putnam will generally vote for requests to provide loan guarantees however, Putnam will vote on a case-by-case basis if the total amount of guarantees is in excess of 100% of the company’s audited net assets.
➢
Putnam will generally support remuneration report/policy proposals (i.e., advisory/binding) where a company’s executive compensation is linked directly with the performance of the business and executive. Putnam will generally support compensation proposals which incorporate a mix of reasonable salary and performance based short- and long-term incentives. Companies should demonstrate that their remuneration policies are designed and managed to incentivize and retain executives while growing the company’s long-term shareholder value.
Generally, Putnam will vote against remuneration report/policy proposals (i.e., advisory/binding) in the following cases:
•
Disconnect between pay and performance
•
No performance metrics disclosed;
•
No relative performance metrics utilized;
•
Single performance metric was used and it was an absolute measure;
•
Performance goals were lowered when management failed or was unlikely to meet original goals;
•
Long Term Incentive Plan is subject to retesting (e.g., Australia);
•
Service contracts longer than 12 months (e.g., United Kingdom);
•
Allows vesting below median for relative performance metrics;
•
Ex-gratia / non-contractual payments have been made (e.g., United Kingdom and Australia);
•
Contains provisions to automatically vest upon change-of-control; or
•
Other poor compensation practices or structures.
•
Pension provisions for new executives is not at the same level as the majority of the wider workforce; pension provisions for incumbent executives are not set to decrease over time (United Kingdom)
•
Proposed CEO salary increases are not justifiably appropriate in comparison to wider workforce or rationale for exception increases is not fully disclosed (United Kingdom)
➢
Putnam will vote on a case-by-case basis on bonus payments to executive directors or senior management; however, Putnam will vote against payments that include outsiders or independent statutory auditors.
Matters Relating to Board of Directors
Uncontested Board Elections
Asia: China, Hong Kong, India, Indonesia, Philippines, Taiwan and Thailand
➢
Putnam will vote against the entire board of directors if
•
fewer than one-third of the directors are independent directors, or
•
the board has not established audit, compensation and nominating committees each composed of a majority of independent directors, or
•
the chair of the audit, compensation or nominating committee is not an independent director.
Commentary: Companies listed in China (or dual-listed in China and Hong Kong) often have a separate supervisory committee in addition to a standard board of directors containing audit, compensation, and nominating committees. The supervisory committee provides oversight of the financial affairs of the company and supervises members of the board and management, while the board of directors makes decisions related to the company's business and investment strategies. The supervisory committee normally comprises employee representatives and shareholder representatives. Shareholder representatives are elected by shareholders of the company while employee representatives are elected by the company's staff. Shareholder representatives may be independent or may be affiliated with the company or its substantial shareholders. Current laws and regulations neither provide a basis for evaluation of supervisor independence nor do they require a supervisor to be independent.
➢
Putnam will generally vote in favor of nominees to the Supervisory Committee

Australia
➢
Putnam will vote against the entire board of directors if
•
fewer than a majority of the directors are independent, or
•
the board has not established an audit committee composed solely of non-executive directors, a majority of whom, including the chair of the committee (who should not be the board chair), should be independent directors, or
•
the board has not established nominating and compensation committees each composed of a majority of independent, non-executive directors, with an independent chair.
Brazil
➢
Putnam will vote against proposals requesting cumulative voting unless there are more candidates than number of seats available, in which case vote for.
➢
Putnam will vote for proposals for the proportional allocation of cumulative votes if Putnam is supporting the entire slate of nominees. Putnam will vote against such proposals if Putnam is not supporting the entire slate.
➢
Putnam will abstain on individual director allocation proposals if Putnam is voting for the proportional allocation of cumulative votes. Putnam will vote on a case-by-case basis on individual director allocation proposals if Putnam is voting against the proportional allocation of votes.
➢
Putnam will vote for proposals to cumulate votes of common and preferred shareholders if the nominees are known and Putnam is supporting the applicable nominees; Putnam will vote against such proposals if Putnam is not supporting the known nominees, or if the nominees are unknown.
➢
Putnam will generally vote against proposals seeking the recasting of votes for amended slate (as new candidates could be included in the amended slate without prior disclosure to shareholders).
➢
Putnam will vote against proposals regarding instructions if meeting is held on second call if election of directors is part of the recasting as the slate can be amended without (prior) disclosure to shareholders.
➢
Putnam will vote against proposals regarding the casting of minority votes to the candidate with largest number of votes.
Canada
Canadian corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, Putnam will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.
Commentary: Like the UK’s Combined Code on Corporate Governance, the policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because Putnam believes that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.
Continental Europe (ex-Germany)
➢
Putnam will vote against the entire board of directors if
•
fewer than a majority of the directors are independent directors, or
•
the board has not established audit, nominating and compensation committees each composed of a majority of independent directors.
Commentary: An “independent director” under the European Commission’s guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company.
In France, Employee Representatives are employed by the company and represent rank and file employees. These representatives are elected by company employees. The law also provides for the appointment of employee shareholder representatives, if the employee shareholdings exceed 3% of the share capital. Employee shareholder representatives are elected by the company’s shareholders (via general meeting).

Germany
➢
For companies subject to “co-determination,” Putnam will vote for the election of nominees to the supervisory board, except:
➢
Putnam will vote against the Supervisory Board if
•
the board has not established an audit committee comprising an Independent chair.
•
the audit committee chair serves as board chair.
•
the board contains more than two former management board members.
➢
Putnam will vote against the election of a former member of the company’s managerial board to chair of the supervisory board.
Commentary: German corporate governance is characterized by a two-tier board system - a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This practice is known as co- determination.
Israel
Non-Controlled Banks: Director elections at Non-Controlled banks are overseen by the Supervisor of the Banks and nominees for election as "other" (non-external) directors and external directors (under Companies Law and Directive 301) are put forward by an external and independent committee. As such,
➢
Putnam’s guidelines regarding board Nominating Committees will not apply
➢
Putnam will vote on a case-by-case on nominees when there are more nominees than seats available.
Italy
Election of directors and statutory auditors:
➢
Putnam will apply the director guidelines to the majority shareholder supported list and vote accordingly (for or against) if multiple lists of director candidates are presented. If there is no majority shareholder supported slate of nominees, Putnam will support the shareholder slate of nominees that is recommended for approval by Putnam’s service provider.
➢
Putnam will vote against the entire list of director nominees if the list is bundled as one proposal and if Putnam would otherwise be voting against any one director nominee.
➢
Putnam will generally vote for the majority shareholder supported list of statutory auditor nominees.
Note: Pursuant to Italian law, directors and statutory auditors are elected through a slate voting system whereby candidates are presented in lists submitted by shareholders representing a minimum percentage of share capital.
➢
Putnam will withhold votes from any director not identified in the proxy materials. (Example: Co-opted director nominees.)
Japan
➢
For companies that have established a U.S.-style corporate governance structure, Putnam will withhold votes from the entire board of directors if:
•
the board does not have a majority of outside directors,
•
the board has not established nominating and compensation committees composed of a majority of outside directors,
•
the board has not established an audit committee composed of a majority of independent directors, or
•
the board does not have at least two independent directors for companies with a controlling shareholder.
➢
For companies that have established a statutory auditor board structure:
•
Putnam will withhold votes from the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

➢
For companies that have established a statutory auditor board structure, Putnam will withhold votes from the entire board of directors if:
•
the board does not have at least two outside directors, or
•
the board does not have at least two independent directors for companies with a controlling shareholder.
•
Putnam will vote against any statutory auditor nominee who attends fewer than 75% of board and committee meeting without valid reasons for the absences (i.e., illness, personal emergency, etc.) (Note that Corporate Law requires disclosure of outsiders' attendance but not that of insiders, who are presumed to have no more important time commitments.)
➢
For companies that have established an audit committee board structure (one-tier / one committee), Putnam will withhold votes from the entire board of directors if:
•
the board does not have at least two outside directors,
•
the board does not have at least two independent directors for companies with a controlling shareholder, or
•
the board has not established an audit committee composed of a majority of independent directors
Election of Executive Director and Election of Supervisory Director - REIT
REITs have a unique two-tier board structure with generally one or more executive directors and two or more supervisory directors. The number of supervisory directors must be greater than, not equal to, the number of executive directors. Shareholders are asked to vote on both types of directors. Putnam will vote as follows, provided each board of executive / supervisory directors meets legal requirements.
➢
Putnam will generally vote for the election of Executive Director
➢
Putnam will generally vote for the election of Supervisory Directors
Commentary:
Definition of outside director and independent director:
The Japanese Companies Act focuses on two director classifications: Insider or Outsider. An outside director is a director who is not a director, executive, executive director, or employee of the company or its parent company, subsidiaries or affiliates. Further, a director, executive, executive director or employee, who have executive responsibilities, of the company or subsidiaries can regain eligibility ten years after his or her resignation, provided certain other requirements are met. An outside director is designated as an “independent” director based on the Tokyo Stock Exchange listing rules. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.
Korea
Putnam will withhold votes from the entire board of directors if:
•
For large companies (i.e., those with assets of at least KRW 2 trillion); the board does not have at least three independent directors or less than a majority of directors are independent directors,
•
For small companies (i.e., those with assets of less than KRW 2 trillion), fewer than one-fourth of the directors are independent directors,
•
The board has not established a nominating committee with at least half of the members being outside directors, or
•
the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are independent directors.
Commentary: For purposes of these guidelines, an “outside director” is a director who is independent from the management or controlling shareholders of the company and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, Putnam will also apply the standards included in Article 382 of the Korean Commercial Act, i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.
➢
Putnam will generally vote for proposals to amend the Executive Officer Retirement Allowance Policy unless the recipients of the grants include non-executives; the proposal would have a negative impact on shareholders, or the proposal appear to be outside of normal market practice, in which case Putnam will vote against.
Malaysia
➢
Putnam will vote against the entire board of directors if:
•
less than 50% of the directors are independent directors, or less than a majority of the directors are independent directors for large companies,
•
the board has not established an audit committee with all members being independent directors, including the committee chair,
•
the board has not established a nominating committee with all members being non-executive directors, a majority of whom are independent, including the committee chair; the board chair should not serve as a member of the nomination committee, or
•
the board has not established a compensation committee with all members being non-executive directors, a majority of whom are independent; the board chair should not serve as a member of the remuneration committee.
Nordic Markets – Finland, Norway, Sweden
➢
Putnam will vote against the entire board of directors if:
Board Independence:
•
The board does not have a majority of directors independent from the company and management. (Sweden, Finland, Norway)
•
The board does not have at least two directors independent from the company and its major shareholders holding ˃ 10% of the Company’s share capital. (Sweden, Finland, Norway)
•
An executive director is a member of the board. (Norway)
Audit Committee:
•
The audit committee does not consist of a majority of directors independent from the company and management. (Sweden, Finland)
•
The audit committee does not have at least one director independent from the company and its major shareholders holding ˃ 10% of the Company’s share capital. (Sweden, Finland)
•
The audit committee is not majority independent. (Norway)
Remuneration Committee:
•
The remuneration committee is not fully independent of the company, excluding the chair. (Sweden)
•
The remuneration committee is not majority independent of the company. (Finland)
•
The remuneration committee does not consist fully of non-executive directors. (Finland)
•
The remuneration committee is not fully independent of management (Norway)
•
The remuneration committee is not majority independent from the company and its major shareholders holding ˃ 50% of the Company’s share capital. (Sweden, Finland, Norway)
Board Nomination Committee:
•
The nomination committee does not consist of a majority of directors independent from the company. (Finland)
•
An executive is a member of the nomination committee. (Finland)
External Nomination Committee:

Vote against the establishment of the nomination committee and its guidelines when:
•
The external committee is not majority independent of the company and management. (Sweden)
•
The external committee does not have at least one director not affiliated to largest shareholder on the committee. (Sweden)
•
The external committee does not meet best practice based on ISS analysis. (Finland)
•
The external committee is not majority independent of the board and management. (Norway)
•
The external committee has more than one member of the board of the directors sitting on the committee. (Norway)
•
There is insufficient disclosure provided for new nominees (Norway)
•
An executive is a member of the committee. (Norway)
Russia
➢
Putnam will vote on a case-by-case basis for the election of nominees to the board of directors.
Commentary: In Russia, director elections are handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.
Singapore
➢
Putnam will vote against from the entire board of directors if
•
in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,
•
the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or
•
the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.
United Kingdom, Ireland
Commentary:
Application of guidelines: Although the Combined Code has adopted the “comply and explain” approach to corporate governance, Putnam believes that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in UK companies. As a result, these guidelines will be applied in a prescriptive manner.
Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that Putnam does not view service on the board for more than nine years as affecting a director’s independence.
Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.
➢
Putnam will withhold votes from the entire board of directors if:
•
the board, excluding the Non-Executive Chair, is not comprised of at least half independent non-executive directors,
•
the board has not established a Nomination committee composed of a majority of independent non-executive directors, excluding the Non-Executive Chair, or

•
the board has not established a Compensation committee composed of (1) at least three directors (in the case of smaller companies, as defined by the Combined Code, two directors) and (2) solely of independent non-executive directors. The company chair may be a member of, but not chair, the Committee provided he or she was considered independent on appointment as chair, or
•
The board has not established an Audit Committee composed of, (1) at least three directors (in the case of smaller companies as defined by the Combined Code, two directors) and (2) solely of independent non-executive directors. The board chair may not serve on the audit committee of large or small companies.
All other jurisdictions
➢
In the absence of jurisdiction specific guidelines, Putnam will vote as follows for boards/supervisory boards:
•
Putnam will vote against the entire board of directors if
•
fewer than a majority of the directors are independent directors, or
•
the board has not established audit, nominating and compensation committees each composed of a majority of independent directors.
Additional Commentary regarding all Non-US jurisdictions:
Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.
Some jurisdictions may legally require or allow companies to have a certain number of employee representatives, employee shareholder representatives (e.g., France) and/or shareholder representatives on their board. Putnam generally does not consider these representatives independent. The presence of employee representatives or employee shareholder representatives on the board and key committees is generally legally mandated. In most markets, shareholders do not have the ability to vote on the election of employee representatives or employee shareholder representatives. In some markets, significant shareholders have a legal right to nominate shareholder representatives. Shareholders are required to approve the election of shareholder representatives to the board. Unlike employee representatives, there are no legal requirements regarding the presence of shareholder representatives on the board or its committees.
➢
Putnam will not include employee or employee shareholder representatives in the independence calculation of the board or key committees, nor in the calculation of the size of the board.
➢
Putnam will include shareholder representatives in the independence calculation of the board and key committees, and in the calculation of the size of the board.
➢
Putnam will generally support shareholder or employee representatives if included in the agenda Putnam will vote on a case-by-case basis when there are more candidates than seats. Additionally, Putnam will vote against such nominees when there is insufficient information disclosed.
➢
Putnam Investments’ policies regarding the provision of professional services and transactional relationship with regard to directors will apply.
➢
Putnam will vote for independent nominees for alternate director, unless such nominees do not meet Putnam’s individual director standards.
Shareholder nominated directors/self-nominated directors
➢
Putnam will vote against shareholder nominees if Putnam supports the board of directors.
➢
Putnam will vote on a case-by case basis if Putnam will be voting against the current board.
➢
Putnam will vote on a case-by-case basis if the proposal regarding a self-nominated/shareholder nominated director nominee would add an additional seat to the board if the nominee is approved.
Other Business Matters
Japan
A.
Article Amendments
➢
The Japanese Companies Act gives companies the option to adopt a U.S.-Style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). Putnam will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-Style “Board with Committees” structure. However, the independence of the outside directors is critical to effective corporate governance under this new system.

Putnam will, therefore, scrutinize the backgrounds of the outside director nominees at such companies, and will vote against the amendment where Putnam believes the board lacks the necessary level of independence from the company or a substantial shareholder.
➢
Putnam will vote on a case-by-case basis on granting the board the authority to repurchase shares at its discretion.
➢
Putnam will vote against amendments to delete a requirement directing the company to reduce authorized capital by the number of treasury shares cancelled. If issued share capital decreases while authorized capital remains unchanged, then the company will have greater leeway to issue new shares (for example as a private placement or a takeover defense).
➢
Putnam will vote against proposals to authorize appointment of special directors. Under the new Corporate Law, companies are allowed to appoint, from among their directors, "special directors" who will be authorized to make decisions regarding the purchase or sale of important assets and major borrowing or lending, on condition that the board has at least six directors, including at least one non-executive director. At least three special directors must participate in the decision-making process and decisions shall be made by a majority vote of the special directors. However, the law does not require any of the special directors to be non-executives, so in effect companies may use this mechanism to bypass outsiders.
➢
Putnam will generally vote for proposals to create new class of shares or to conduct a share consolidation of outstanding shares to squeeze out minority shareholders.
➢
Putnam will vote against proposals seeking to enable companies to establish specific rules governing the exercise of shareholder rights. (Note: Such as, shareholders' right to submit shareholder proposals or call special meetings.)
B.
Compensation Related Matters
➢
Putnam will vote against option plans which allow the grant of options to suppliers, customers, and other outsiders.
➢
Putnam will vote against stock option grants to independent internal statutory auditors. The granting of stock options to internal auditors, at the discretion of the directors, can compromise the independence of the auditors and provide incentives to ignore accounting problems, which could affect the stock price over the long term.
➢
Putnam will vote against the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company. Putnam will also vote against payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent. Retirement bonus proposals are all-or-nothing, meaning that split votes against individual payments cannot be made. If any one individual does not meet Putnam’s criteria, Putnam will vote against the entire bundled item.
C.
Other Business Matters
➢
Putnam votes for mergers by absorptions of wholly-owned subsidiaries by their parent companies. These deals do not require the issuance of shares, and do not result in any dilution or new obligations for shareholders of the parent company. These transactions are routine.
➢
Putnam will vote for the acquisition if it is between parent and wholly-owned subsidiary.
➢
Putnam will vote for the formation of a holding company, if routine. Holding companies are once again legal in Japan and a number of companies, large and small, have sought approval to adopt a holding company structure. Most of the proposals are intended to help clarify operational authority for the different business areas in which the company is engaged and promote effective allocation of corporate resources. As most of the reorganization proposals do not entail any share issuances or any change in shareholders’ ultimate ownership interest in the operating units, Putnam will treat most such proposals as routine.
➢
Putnam will vote against proposals that authorize the board to vary the AGM record date.
➢
Putnam will vote for proposals to abolish the retirement bonus system
➢
Putnam will vote for board-approved director/officer indemnification proposals
➢
Putnam will vote on a case-by-case basis on private placements (Third-party share issuances). Where Putnam views the share issuance necessary to avoid bankruptcy or to put the company back on solid financial footing, Putnam will generally vote for. When a private placement allows a particular shareholder to obtain a controlling stake in the company at a discount to market prices, or where the private placement otherwise disadvantages ordinary shareholders, Putnam will vote against.

➢
Putnam will generally vote against shareholder rights plans (poison pills). However, if all of the following criteria are met, Putnam will evaluate such poison pills on a case-by-case basis:
1)
The poison pill must have a duration of no more than three years.
2)
The trigger threshold must be no less than 20 percent of issued capital.
3)
The company must have no other types of takeover defenses in place.
4)
The company must establish a committee to evaluate any takeover offers, and the members of that committee must all meet Putnam’s' definition of independence.
5)
At least 20 percent, and no fewer than two, of the directors must meet Putnam’s definition of independence. These independent directors must also meet Putnam’s guidelines on board meeting attendance.
6)
The directors must stand for reelection on an annual basis.
7)
The company must release its proxy materials no less than three weeks before the meeting date.
➢
Putnam will vote against proposals to allow the board to decide on income allocation without shareholder vote.
➢
Putnam will vote against proposals to limit the liability of External Audit Firms (“Accounting Auditors”)
➢
Putnam will vote against proposals seeking a reduction in board size that eliminates all vacant seats.
➢
Putnam may generally vote against proposals seeking an increase in authorized capital that leaves the company with as little as 25 percent of the authorized capital outstanding (general request). However, such proposals will be evaluated on a company specific basis, taking into consideration such factors as current authorization outstanding, existence (or lack thereof) of preemptive rights and rationale for the increase.
➢
Putnam will vote for corporate split agreement and transfer of sales operations to newly created wholly-owned subsidiaries where the transaction is a purely internal one which does not affect shareholders' ownership interests in the various operations. All other proposals will be referred back to Putnam for case-by-case review. These reorganizations usually accompany the switch to a holding company structure, but may be used in other contexts.
United Kingdom
➢
Putnam will not apply the U.S. standard 15% discount cap for employee share purchase schemes at U.K. companies. As such, Putnam will generally vote for ‘Save-As-You-Earn’ schemes in the U.K which allow for no more than a 20% purchase discount, and which otherwise comply with U.K. law and Putnam standards.
France
➢
Putnam will not apply the U.S. standard 15% discount cap for employee share purchase schemes at French companies. As such, Putnam will generally vote for employee share purchase schemes in France that allow for no greater than a 30% purchase discount, or 40% purchase discount if the vesting period is equal to or greater than ten years, and which otherwise comply with French law and Putnam standards.
➢
Putnam will generally vote for the Remuneration Report (established based on SRD II), however Putnam will vote on a case-by-case basis when Putnam is voting against both the ex-Post Remuneration Report (CEO) and ex-Ante Remuneration Policy (CEO, or proposal including CEO remuneration package) in the current year, and Putnam’s third party service provider(s) is recommending a vote against.
Canada
➢
Putnam will generally vote for Advance Notice provisions for submitting director nominations not less than 30 days prior to the date of the annual meeting. For Advance Notice provisions where the minimum number of days to submit a shareholder nominee is less than 30 days prior to the meeting date, Putnam will vote on a case-by-case basis. Putnam will also vote on a case-by-case basis if the company's policy expressly prohibits the commencement of a new notice period in the event the originally scheduled meeting is adjourned or postponed.
Hong Kong
➢
Putnam will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issuances of up to 20% of total equity in a year if the company’s board meets Putnam’s independence standards; if the company’s board does not meet Putnam’s independence standards, then Putnam will vote against these proposals.

➢
Additionally, Putnam will vote for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) Putnam supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company’s outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.
This policy supplements policies regarding share issuances as stated above under section
III. Voting Shares of Non-US Issuers.
Taiwan
➢
Putnam will vote against proposals to release the board of directors from the non-compete restrictions specified in Taiwanese Company Law. However, Putnam will vote for such proposals if the directors are engaged in activities with a wholly-owned subsidiary of the company.
Australia
➢
Putnam will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets Putnam’s independence standards; if the company’s board does not meet Putnam’s independence standards, then Putnam will vote against these proposals.
➢
Putnam will vote for proposals renewing partial takeover provisions.
➢
Putnam will vote on a case-by-case basis on Board-Spill proposals.
Turkey
➢
Putnam will vote on a case-by-case basis on proposals involving related party transactions. However, Putnam will vote against when such proposals do not provide information on the specific transaction(s) to be entered into with the board members or executives.
Exhibit B to Proxy Procedures
PUTNAM INVESTMENTS PROXY VOTING CONFLICT OF INTEREST DISCLOSURE FORM
Company name:
Date of Meeting:
Referral of Item(s):
Description of Putnam’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:
Describe procedures used to address any conflict of interest: Investment professional who was solicited to provide a recommendation was advised that the recommendation must be provided without regard to any client or other business relationship between Putnam and the company. In addition, Putnam has made arrangements that, unless authorized by Putnam’s Legal and Compliance Department, contacts from outside parties, except for representatives of the issuing company, with respect to referral items will be handled by Putnam’s Legal and Compliance Department to prevent any influence on the investment process. In the case of contact between Putnam investment professionals and representatives of the issuing companies, any such contact will be documented and included in the proxy voting files.
Describe any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:
CERTIFICATION
The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Name:
Proxy Voting Team
Exhibit C to Proxy Procedures
PUTNAM INVESTMENTS PROXY VOTING CONFLICT OF INTEREST DISCLOSURE FORM
Company name:
Date of Meeting:
Referral Item(s):
Description of Putnam’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest: None
Describe procedures used to address any conflict of interest: N/A
Describe any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation: None
CERTIFICATION
The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.
Name:
Proxy Voting Team
T. ROWE PRICE ASSOCIATES, INC.

AND CERTAIN OF ITS INVESTMENT ADVISER AFFILIATES
PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Associates, Inc. and certain of its investment adviser affiliates1 (collectively, “T. Rowe Price”) have adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting their fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.
T. Rowe Price recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.

1 This document is not applicable to T. Rowe Price Investment Management, Inc. (“TRPIM”). TRPIM votes proxies independently from the other T. Rowe Price-related investment advisers and has adopted its own proxy voting policy.

One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions. T. Rowe Price investment personnel do not coordinate with investment personnel of its affiliated investment adviser, TRPIM, with respect to proxy voting decisions.
T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
ADMINISTRATION OF POLICIES AND PROCEDURES
Environmental, Social and Governance Investing Committee. T. Rowe Price’s Environmental, Social and Governance Investing Committee (“TRPA ESG Investing Committee” or the “Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.
Global Proxy Operations Team. The Global Proxy Operations team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Governance Team. Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
Responsible Investment Team. Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team consults with the appropriate sector analyst from the Responsible Investment team, as appropriate.
HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the TRPA ESG Investing Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.

Meeting Notification
T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.
Vote Determination
Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. For meetings with complex ballot items in certain international markets, research may be consulted from local domestic proxy research providers. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the TRPA ESG Investing Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Global Proxy Operations team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.
T. Rowe Price Voting Guidelines
Specific proxy voting guidelines have been adopted by the TRPA ESG Investing Committee for all regularly occurring categories of management and shareholder proposals. The guidelines include regional voting guidelines as well as the guidelines for investment strategies with objectives other than purely financial returns, such as Impact and Net Zero. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esg.
Global Portfolio Companies
The TRPA ESG Investing Committee has developed custom international proxy voting guidelines based on our proxy advisor’s general global policies, regional codes of corporate governance, and our own views as investors in these markets. We apply a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.
Fixed Income and Passively Managed Strategies
Proxy voting for our fixed income and indexed portfolios is administered by the Global Proxy Operations team using T. Rowe Price’s guidelines as set by the TRPA ESG Investing Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
Shareblocking
Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the temporary loss of liquidity in the blocked shares.

Securities on Loan
The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities for the Price Funds in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan for the Price Funds and how they may affect proxy voting.
Monitoring and Resolving Conflicts of Interest
The TRPA ESG Investing Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Committee for immediate resolution prior to the time T. Rowe Price casts its vote.
With respect to personal conflicts of interest, T. Rowe Price’s Global Code of Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations
Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item.
In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. Shares of the Price Funds that are held by other Price Funds will generally be voted in the same proportion as shares for which voting instructions from other shareholders are timely received. If voting instructions from other shareholders are not received, or if a T. Rowe Price Fund is only held by other T. Rowe Price Funds or other accounts for which T. Rowe Price has proxy voting authority, the fund will vote in accordance with its Board’s instruction.
For shares of the Price Funds that are series of T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price International Series, Inc. (collectively, the “Variable Insurance Portfolios”) held by insurance company separate accounts for which the insurance company has not received timely voting instructions, as well as shares the insurance company owns, those shares shall be voted in the same proportion as shares for which voting instructions from contract holders are timely received.

Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.2
REPORTING, RECORD RETENTION AND OVERSIGHT
The TRPA ESG Investing Committee, and certain personnel under the direction of the Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.
Updated February 2026
T. ROWE PRICE INVESTMENT MANAGEMENT, INC.
PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Investment Management, Inc. (“TRPIM”) views proxy voting as integral to its investment management responsibilities. Certain investment advisory clients of TRPIM, including U.S.-registered investment companies which TRPIM serves as investment adviser have delegated to TRPIM certain proxy voting powers. TRPIM seeks to vote all proxies of the securities held in client accounts for which it has proxy voting authority in the best interest of those clients.
Fiduciary Responsibilities and Voting Considerations. TRPIM believes that it has a fiduciary obligation to vote proxies solely in the best interests of its clients. Our intent is to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. One of the primary factors TRPIM considers when determining the desirability of investing in a particular company is the quality and depth of its management. As the

2 The FRB Relief and the process for voting of Excess Shares described herein apply to the aggregate beneficial ownership of T. Rowe Price and TRPIM.

management of a portfolio company is responsible for its day-to- day operations, as well as its long-term direction and strategic planning, TRPIM believes that management, subject to the oversight of the relevant board of directors, is typically best suited to make decisions that serve the interests of shareholders. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure.
Our portfolio managers are responsible for making proxy voting decision in their clients’ best interests based on the facts and circumstances applicable to each company and issue. In addition to our own internal research, our investment personnel take into account additional factors when making voting decisions, including: our proxy voting guidelines, the issuer’s public filings, its board recommendations, its track record, country-specific best practices codes and input from external research providers. TRPIM investment personnel do not coordinate with investment personnel of its affiliated investment advisers with respect to proxy voting decisions. TRPIM’s proxy voting decisions are independent.
TRPIM seeks to vote all of its clients’ proxies. In certain circumstances, TRPIM may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. Additionally, TRPIM reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
ADMINISTRATION OF POLICIES AND PROCEDURES
Environmental, Social and Governance (“ESG”) Investing Committee. The TRPIM ESG Investing Committee is responsible for establishing positions with respect to corporate governance and other proxy issues. While the Committee sets voting guidelines and serves as a resource for TRPIM portfolio management, it does not have proxy voting authority for any advisory client. Rather, voting authority and responsibility is held by the particular portfolio manager.
Responsible Investing and Governance Team. Our Responsible Investing and Governance team oversees the integration of environmental, social and governance factors into our investment processes across asset classes. This team is responsible for reviewing proxy agendas for all upcoming meetings and making company-specific recommendations, including for matters of an environmental or social nature.
Global Proxy Operations Team. A team of individuals employed by an affiliated entity of TRPIM is responsible for the administrative and operational aspects of the proxy voting process, which is a ministerial process that does not involve the exercise of discretion. This team is subject to policies that prevent the sharing of voting decisions between TRPIM and its affiliated investment advisers.
HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, TRPIM has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect TRPIM’s issue-by-issue voting guidelines as approved by the TRPIM ESG Investing Committee, ISS maintains and implements custom voting policies for TRPIM’s advisory clients that have given it proxy voting authority.
TRPIM utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to TRPIM through ProxyExchange, an ISS application.

Each day, ISS delivers into TRPIM’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with TRPIM.
Monitoring and Resolving Conflicts of Interest
The TRPIM ESG Investing Committee is also responsible for monitoring and resolving potential material conflicts between the interests of TRPIM and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our investment advisory clients. Membership on the Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since our voting guidelines are predetermined by the Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, the Committee regularly reviews all proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Committee also assesses whether any business or other material relationships between TRPIM and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Committee for immediate resolution prior to the vote.
With respect to personal conflicts of interest, the firm’s Global Code of Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations
TRPIM has voting authority for proxies of the holdings of certain investment funds sponsored by an affiliate (the “Price Funds”) that invest in other Price Funds. Shares of the Price Funds that are held by other Price Funds will generally be voted in the same proportion as shares for which voting instructions from other shareholders are timely received. If voting instructions from other shareholders are not received, or if a Price Fund is only held by other Price Funds or other accounts for which TRPIM or an affiliate has proxy voting authority, the fund will vote in accordance with its Board’s instruction.
For shares of the Price Funds that are series of T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price International Series, Inc. (collectively, the “Variable Insurance Portfolios”) held by insurance company separate accounts for which the insurance company has not received timely voting instructions, as well as shares the insurance company owns, those shares shall be voted in the same proportion as shares for which voting instructions from contract holders are timely received.
TRPIM Voting Guidelines
Specific proxy voting guidelines have been adopted by the TRPIM ESG Investing Committee for all regularly occurring categories of management and shareholder proposals. Many guidelines indicate a “case by case” analysis, reflecting that the facts and circumstances of each issue may vary. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esg.
Fixed Income Strategies
Proxy voting for our fixed income portfolios is administered by the Global Proxy Operations team using TRPIM’s guidelines as set by the TRPIM ESG Investing Committee. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.

Shareblocking
Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Our policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the temporary loss of liquidity in the blocked shares.
Securities on Loan
The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. TRPIM’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities for Price Funds in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan for Price Funds and how they may affect proxy voting.
Limitations on Voting Proxies of Banks
TRPIM’s parent holding company, T. Rowe Price Group, Inc. has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, TRPIM and its affiliated investment advisers (collectively, “T. Rowe Price”) to acquire in the aggregate on behalf of their clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price (and thus also TRPIM) use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.
REPORTING, RECORD RETENTION AND OVERSIGHT
The TRPIM ESG Investing Committee and the Global Proxy Operations team, perform the following oversight and assurance functions, among others, over TRPIM’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with TRPIM’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the our proxy voting policy and guidelines to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
TRPIM will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.

TRPIM retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the TRPIM proxy voting guidelines, Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.
Updated February 2026
Wellington Management
Global Proxy Policy and Procedures
September 2023
INTRODUCTION
Wellington Management has adopted and implemented policies and procedures it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for which it exercises proxy voting discretion.
The purpose of this document is to outline Wellington Management’s approach to executing proxy voting.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are contained in a separate document, set forth broad guidelines and positions on common issues that Wellington Management uses for voting proxies. The Guidelines set out our general expectations on how we vote rather than rigid rules that we apply without consideration of the particular facts and circumstances.
STATEMENT OF POLICY
Wellington Management:
1) Votes client proxies for clients that have affirmatively delegated proxy voting authority, in writing, unless we have arranged in advance with a particular client to limit the circumstances in which the client would exercise voting authority or we determine that it is in the best interest of one or more clients to refrain from voting a given proxy;
2) Seeks to vote proxies in the best financial interests of the clients for which we are voting;
3) Identifies and resolves all material proxy-related conflicts of interest between the firm and our clients in the best interests of the client.
RESPONSIBILITY AND OVERSIGHT
The Proxy Voting Team monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. The Proxy Voting Team also acts as a resource for portfolio managers and investment research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of the Proxy Voting Team. The Investment Stewardship Committee, a senior, cross-functional group of experienced professionals, is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, and identification and resolution of conflicts of interest. The Investment Stewardship Committee reviews the Guidelines as well as the Global Proxy Policy and Procedures annually.
PROCEDURES
Use of third-party voting agent
Wellington Management uses the services of a third-party voting agent for research and to manage the administrative aspects of proxy voting. We view third-party research as an input to our process. Wellington Management complements the research provided by its primary voting agent with research from other firms.
Our primary voting agent processes proxies for client accounts and maintains records of proxies voted. For certain routine issues, as detailed below, votes may be instructed according to standing instructions given to our primary voting agent, which are based on the Guidelines.
We manually review instances where our primary voting agent discloses a material conflict of interest of its own, potentially impacting its research outputs. We perform oversight of our primary voting agent, which involves regular service calls and an annual due diligence exercise, as well as regular touchpoints in the normal course of business.

Receipt of proxy
If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting materials to Wellington Management or its designated voting agent in a timely manner.
Reconciliation
Proxies for public equity securities received by electronic means are matched to the securities eligible to be voted, and a reminder is sent to custodians/trustees who have not forwarded the proxies due. This reconciliation is performed at the ballot level. Although proxies received for private equity securities, as well as those received in nonelectronic format for any securities, are voted as received, Wellington Management is not able to reconcile these ballots and does not notify custodians of nonreceipt; Wellington Management is only able to reconcile ballots where clients have consented to providing holdings information to its provider for this purpose.
Proxy voting process
Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management’s activities with regard to proxy voting practices.
Routine issues that can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such vote sources including internal research notes, third-party voting research and company engagement. While manual votes are often resolved by investment research teams, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers’ decisions by allowing them to consider multiple perspectives. Portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.
Material conflict of interest identification and resolution processes
Further detail on our management of conflicts of interest can be found in our Stewardship Conflicts of Interest Policy, available on our website.
OTHER CONSIDERATIONS
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities lending
Clients may elect to participate in securities lending Such lending may impact their ability to have their shares voted. Under certain circumstances, and where practical considerations allow, Wellington Management may determine that the anticipated value of voting could outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies. We do not borrow shares for the sole purpose of exercising voting rights.
Share blocking and reregistration
Certain countries impose trading restrictions or requirements regarding reregistration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of adequate information, untimely receipt of proxy materials, or excessive costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote; the proxy materials are not delivered in a timely fashion; or, in Wellington Management’s judgment, the costs of voting exceed the expected benefits to clients (included but not limited to instances such as when powers of attorney or consularization or the disclosure of client confidential information are required).

ADDITIONAL INFORMATION
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses voting decisions through its website, including the rationale for votes against management.
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, as well as the Voting Guidelines and the Stewardship Conflicts of Interest Policy upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.
Effective Date: 15 September 2023
Wellington Management

Global Proxy Voting Guidelines
2024
WELLINGTON’S PHILOSOPHY
Wellington Management is a long-term steward of our clients’ assets and aims to vote proxies for which we have voting authority in the best financial interest of clients.
These guidelines are based on Wellington Management’s fiduciary obligation to act in the best financial interest of its clients as shareholders and while written to apply globally, we consider jurisdictional differences to make informed decisions. Enumerated below are issues specific to the Japanese market given we have formulated more detailed expectations of this region.
It should be noted that the following are guidelines, not rigid rules, and Wellington Management reserves the right in all cases to deviate from the general direction set out below where doing so is in the best interest of its clients.
OUR APPROACH TO STEWARDSHIP
The goal of our stewardship activities is to support decisions that we believe will maximize investment returns for our clients over the long term.
The mechanisms we use to implement our stewardship activities vary by asset class. Engagement applies to all our investments across equity and credit, in both private and public markets. Proxy voting applies mostly to public equities.
Stewardship extends to any area that may affect the long-term sustainable financial return of an investment. Stewardship can be accomplished through research and constructive dialogue with company management and boards, by monitoring company behavior through informed active ownership, and by emphasizing management accountability for important issues via our proxy votes, which have long been part of Wellington’s investment ethos. Please refer to our Engagement Policy for more information on how engagement is conducted at Wellington.
OUR APPROACH TO VOTING
We vote proxies in what we consider to be the best financial interests of our clients. Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management’s stewardship activities with regard to proxy voting and engagement practices.
Generally, routine issues that can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such proposals on their merits and take voting action in a manner that best serves the financial interests of our clients. When forming our voting decisions, we may leverage sources including internal research notes, third-party voting research and company engagement. While manual votes are often resolved by investment research teams, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers’ decisions by allowing them to consider multiple perspectives. Consistent with our community-of- boutiques model, portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Robust voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.
We generally support shareholder proposals if we determine that their adoption would promote long-term shareholder value. In making this determination, we consider numerous factors, including but not limited to the anticipated benefits of the proposal to the company; whether the proposal addresses the general interests of the company’s shareholders and not just those of the shareholder proponents; whether the company is currently addressing the issue motivating the proposal or has engaged with the shareholder proponents; whether the company can implement the proposal effectively; and whether the proposal’s adoption would impose material costs on the company or result in unintended consequences.
In addition, because proxy voting provides only limited means (i.e., voting ‘‘for’’ or ‘‘against’’) to express our views on a particular issue, we may support shareholder proposals in cases where we do not support every recommended action or where the proposal is accompanied by a supporting statement that we do not support so long as we are directionally aligned with the issue motivating the proposal. In these cases, we aim to engage directly with the company to clarify the nuanced view our vote represents.
Please refer to our Global Proxy Policy and Procedures for further background on the process and governance of our voting approach.
Detailed below are the principles that we consider when deciding how to vote .
VOTING GUIDELINES
BOARD COMPOSITION AND ROLE OF DIRECTORS
Effective boards should act in shareholders’ best economic interests and possess the relevant skills to implement the company’s strategy.
We consider shareholders’ ability to elect directors annually an important right and, accordingly, generally support proposals to enable annual director elections and declassify boards.
We may withhold votes from directors for being unresponsive to shareholders or for failing to make progress on issues material to maximizing investment returns. We may also withhold votes from directors who fail to implement shareholder proposals that if adopted would promote long-term shareholder value and have received majority support or have implemented poison pills without shareholder approval.
Time commitments
We expect directors to have the time and energy to fully commit to their board-related responsibilities and not be overstretched with an excessive number of external directorships. We may vote against directors when serving on five or more public company boards, and public company executives when serving on three or more public company boards, including their own.
We consider the roles of board chair and chair of the audit committee as equivalent to an additional board seat when evaluating the overboarding matrix for nonexecutives. We may take into consideration that certain directorships, such as Special Purpose Acquisition Companies (SPACs) and investment companies, are usually less demanding.
Directors should also attend at least 75% of scheduled board meetings. If they fail to do so, we may vote against their reelection.
Succession planning and board refreshment
We do not have specific voting policies relating to director age or tenure. We prefer to take a holistic view, evaluating whether the company is balancing the perspectives of new directors with the institutional knowledge of longer-serving board members. Succession planning is a key topic during many of our board engagements.
We expect companies to refresh their board membership every five years and may vote against the chair of the nominating committee for failure to implement. We believe a degree of director turnover allows companies to strengthen board diversity and add new skill sets to the board to enhance their oversight and adapt to evolving strategies.

Boards should offer transparency around their process to evaluate director performance and independence, conducting a rigorous regular evaluation of the board, key committees as well as individual directors, which is responsive to shareholder input. We believe externally facilitated board evaluations may contribute to companies retaining an appropriate mix of skills, experience, and diversity on their boards over time.
In certain markets companies are governed by multi-tiered boards, with each tier having different responsibilities. We hold supervisory board members to similar standards, subject to prevailing local governance best practices.
Board independence
In our view, boards perform best when composed of an appropriate combination of executive and nonexecutive (in particular independent nonexecutive) directors to challenge and counsel management.
To determine appropriate minimum levels of board independence, we look to prevailing market best practices: two- thirds in the US, for example, and a majority in the UK and France. In addition to the overall independence at the board level, we also consider the independence of audit, compensation, and nominating committees. Where independence falls short of our expectations, we may withhold approval for non-independent directors or those responsible for the board composition. We typically vote in support of shareholder proposals calling for improved independence.
We believe that having an independent chair is the preferred structure for board leadership. Having an independent chair avoids the inherent conflict of self-oversight and helps ensure robust debate and diversity of thought in the boardroom. We will generally support proposals to separate the chair and CEO or establish a lead director but may support the involvement of an outgoing CEO as executive chair for a limited period to ensure a smooth transition to new management.
Board diversity
We believe boards that reflect a wide range of perspectives are best positioned to create shareholder value. Appointing boards that thoughtfully debate company strategy and direction is not possible unless boards elect highly qualified and diverse directors. By setting a leadership example, boardrooms with a wide range of experiences, expertise, and perspectives encourage an organizational culture that promotes diverse thinkers, enabling better strategic decisions and the navigation of increasingly complex issues facing companies today.
We think it is not in shareholders’ best interests for the full board to be comprised of directors who all share the same background, experience, and personal characteristics (e.g., gender, race, ethnicity, and age). We expect our portfolio companies to be thoughtful and intentional in considering the widest possible pool of skilled candidates who bring diverse perspectives into the boardroom. We encourage companies to disclose the composition and qualifications of their board and to communicate their ambitions and strategies for creating and fostering a diverse board.
We reserve the right to vote against the reelection of the Nominating/Governance Committee Chair when the board is not meeting local market standards from a diversity perspective. We expect a minimum of 20% gender diversity at major indices such as the S&P 500 and encourage boards to strive for 30% gender diversity. From 2025, we may vote against the reelection of the Nominating/Governance Committee Chair at major indices not meeting this 30% goal.
Outside of the above major indices and absent a market-defined standard, we may vote against the reelection of the Nominating/Governance Committee Chair where no gender-diverse directors are represented on a board.
We reserve the right to vote against the reelection of the Nominating/Governance Committee Chair at US large-cap and FTSE 100 companies that failed to appoint at least one director from a minority ethnic group and fail to provide a clear and compelling reason for being unable to do so. We will continue to engage on diversity of the board in other markets and may vote against the reelection of directors where we fail to see improvements.
Majority vote on election of directors
Because we believe the election of directors by a majority of votes cast is the appropriate standard, we will generally support proposals that seek to adopt such a standard. Our support will typically extend to situations where the relevant company has an existing resignation policy for directors that receive a majority of ‘‘withhold’’ votes. We believe majority voting should be defined in the company’s charter and not simply in its corporate governance policy.
Generally, we oppose proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a standard of majority of votes outstanding (total votes eligible as opposed to votes cast). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
Contested director elections
We approach contested director elections on a case-by-case basis, considering the specific circumstances of each situation to determine what we believe to be in the best financial interest of our clients. In each case, we welcome the opportunity to engage with both the company and the proponent to ensure that we understand both perspectives and are making an informed decision on our clients’ behalf.
COMPENSATION
Executive compensation plans establish the incentive structure that plays a role in strategy-setting, decision-making, and risk management. While design and structure vary widely, we believe the most effective compensation plans attract and retain high-caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.
Due to each company’s unique circumstances and wide range of plan structures, Wellington determines support for a compensation plan on a case-by-case basis. We support plans that we believe lead to long-term value creation for our clients and the right to vote on compensation plans annually.
In evaluating compensation plans, we consider the following attributes in the context of the company’s business, size, industry, and geographic location:
Alignment — We believe in pay-for-performance and encourage plan structures that align executive compensation with shareholder experience. We compare total compensation to performance metrics on an absolute and relative basis over various time frames, and we look for a strong positive correlation. To ensure shareholder alignment, executives should maintain meaningful equity ownership in the company while they are employed, and for a period thereafter.
Transparency — We expect compensation committees to articulate the decision-making process and rationale behind the plan structure, and to provide adequate disclosure so shareholders can evaluate actual compensation relative to the committee’s intentions. Disclosure should include how metrics, targets, and time frames are chosen, and detail desired outcomes. We also seek to understand how the compensation committee determines the target level of compensation and constructs the peer group for benchmarking purposes.
Structure — The plan should be clear and comprehensible. We look for a mix of cash versus equity, fixed versus variable, and short- versus long-term pay that incentivizes appropriate risk-taking and aligns with industry practice. Performance targets should be achievable but rigorous, and equity awards should be subject to performance and/or vesting periods of at least three years, to discourage executives from managing the business with a near-term focus. Unless otherwise specified by local market regulators, performance-based compensation should be based on metrics that are objective, rigorous, and tied to shareholder value creation. Qualitative goals, including material environmental and social considerations material to financial performance, may be acceptable if a compensation committee has demonstrated a fair and consistent approach to evaluating qualitative performance and applying discretion over time.
Accountability — Compensation committees should be able to use discretion, positive and negative, to ensure compensation aligns with performance and provide a cogent explanation to shareholders. We generally oppose one-time awards aimed at retention or achieving a predetermined goal. Barring an extenuating circumstance, we view retesting provisions unfavorably.
Approving equity incentive plans
A well-designed equity incentive plan facilitates the alignment of interests of long-term shareholders, management, employees, and directors. We evaluate equity-based compensation plans on a case-by-case basis, considering projected plan costs, plan features, and grant practices. We will reconsider our support for a plan if we believe these factors, on balance, are not in the best financial interest of shareholders. Specific items of concern may include excessive cost or dilution, unfavorable change-in-control features, insufficient performance conditions, holding/vesting periods, or stock ownership requirements, repricing stock options/stock appreciation rights (SARs) without prior shareholder approval, or automatic share replenishment (an ‘‘evergreen’’ feature).

Employee stock purchase plans
We generally support employee stock purchase plans, as they may align employees’ interests with those of shareholders. That said, we typically vote against plans that do not offer shares to a broad group of employees (e.g., if only executives can participate) or plans that offer shares at a significant discount.
Nonexecutive director compensation
We expect companies to disclose nonexecutive director compensation and we prefer the use of an annual retainer or fee, delivered as cash, equity, or a combination. We do not believe nonexecutive directors should receive performance-based compensation, as this creates a potential conflict of interest. Nonexecutive directors oversee executive compensation plans; their objectivity is compromised if they design a plan that they also participate in.
Severance arrangements
We are mindful of the board’s need for flexibility in recruitment and retention but will oppose excessively generous arrangements unless agreements encourage management to negotiate in shareholders’ best financial interest. We generally support proposals calling for shareholder ratification of severance arrangements.
Retirement bonuses (Japan)
Misaligned compensation that is based on tenure and seniority may compromise director independence. We generally vote against directors and statutory auditors if retirement bonuses are given to outgoing directors.
Clawback policies
We believe companies should be able to recoup incentive compensation from members of management who received awards based on fraudulent activities, accounting misstatements, or breaches in standards of conduct that lead to corporate reputational damage. We generally support shareholder proposals requesting that a company establish a robust clawback provision if existing policies do not cover these circumstances. We also support proposals seeking greater transparency about the application of clawback policies.
Audit quality and oversight
Scrutiny of auditors, particularly audit quality and oversight, has been increasing. When we assess financial statement reporting and audit quality, we will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interests. We also pay close attention to the nonaudit services provided by auditors and consider the potential for the revenue from those services to create conflicts of interest that could compromise the integrity of financial statement audits.
SHAREHOLDER RIGHTS
Shareholder rights plans
Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Such plans also may be misused, however, as a means of entrenching management. Consequently, we may support plans that include a shareholder approval requirement, a sunset provision, or a permitted bid feature (e.g., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).
Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank-check preferred shares.
Multiple voting rights
We generally support one share, one vote structures. The growing practice of going public with a dual-class share structure can raise governance and performance concerns. In our view, dual-class shares can create misalignment between shareholders’ economic stake and their voting power and can grant control to a small number of insiders who may make decisions that are not in the interests of all shareholders.
We generally prefer that companies dispense with dual-class share structures but we recognize that newly listed companies may benefit from a premium by building in some protection for founders for a limited time after their IPO. The Council of Institutional Investors, a nonprofit association of pension funds, endowments, and foundations, recommends that newly public companies that adopt structures with unequal voting rights do away with the structure within seven years of going public. We believe such sunset clauses are a reasonable compromise between founders seeking to defend against takeover attempts in pivotal early years, and shareholders demanding a mechanism for holding management accountable, especially in the event of leadership changes.

Similarly, we generally do not support the introduction of loyalty shares, which grant increased voting rights to investors who hold shares over multiple years.
Proxy access
We believe shareholders should have the right to nominate director candidates on the management’s proxy card. We will generally support shareholder proposals seeking proxy access unless the existing policy is already in line with market norms.
Special meeting rights
We believe the right to call a special meeting is an important shareholder right, and we will generally support such proposals to establish this right at companies that lack this facility. We will generally support a proposal lowering thresholds where the current level exceeds 15% and the proposal calls for a 10%+ threshold, taking into consideration the makeup of the existing shareholder base and the company’s general responsiveness to shareholders. If shareholders are granted the right to call special meetings, we generally do not support written consent
Virtual meetings
Many companies established virtual-only shareholder meetings over the course of the recent COVID-19 pandemic. Virtual attendance allows investors to participate in more meetings and reduces the need for travel. We generally prefer shareholder meetings to take place in a hybrid format (virtual and in-person) where possible, allowing all shareholders, whether they attend in person or virtually, to ask questions. We expect companies hosting virtual-only shareholder meetings to provide a clear rationale underpinning their decision to do so, provide a live video stream of proceedings and offer transparency on how questions may be submitted and are selected for discussion.
We may oppose amendments to articles of association permitting virtual-only meetings where we perceive shareholder rights to be at risk. We may also support relevant shareholder proposals requesting companies to facilitate the ability to attend in person.
CAPITAL STRUCTURE AND CAPITAL ALLOCATION
Mergers and acquisitions
We approach votes to approve mergers and acquisitions on a case-by-case basis, considering the specific circumstances of each proposal to determine what we believe to be in the best financial interests of our clients.
Increases in authorized common stock
We generally support requests for increases up to 100% of the shares with preemption rights. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold. When companies seek to issue shares without preemptive rights, we consider potential dilution and generally support requests when dilution is below 20%. For issuance with preemptive rights, we review on a case-by-case basis, considering the size of issuance relative to peers.
ENVIRONMENTAL TOPICS
We assess portfolio companies’ performance on environmental issues we deem to be material to long-term financial performance and communicate our expectations for best practice.
Climate change
As an asset manager entrusted with investing on our clients’ behalf, we aim to assess, monitor, and manage the potential effects of climate change on our investment processes and financial returns of client portfolios. Proxy voting is a key tool we use for managing climate-related investment risks as part of our stewardship escalation process.
We expect companies facing material climate risks to have credible transition plans communicated using the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD). Appropriate reporting on climate readiness will help stakeholders understand those companies’ willingness and ability to adapt to or mitigate material climate-related risks. In addition to the voting policies specifically mentioned, we may also vote against directors at companies facing material climate risks where climate plans and disclosure meaningfully lag our expectations for those companies.

Emissions disclosure
We generally encourage all companies to disclose Scope 1, 2, and 3 emissions. While we recognize the challenges associated with collecting Scope 3 emissions data, this disclosure is necessary for us to fully understand the transition risks applicable to an issuer. Disclosure of both overall categories of Scope 3 emissions --- upstream and downstream --- with context and granularity from companies about the most significant Scope 3 sources enhances our ability to evaluate investment risks and opportunities. We generally encourage companies to adopt emerging global standards for measurement and disclosure of emissions such as those being developed by the International Sustainability Standards Board (ISSB) and believe companies will benefit from acting now and consequently evolving their approach in line with emerging global standards.
We view disclosure of Scope 1 and 2 emissions as a minimum expectation where measurement practices are well-defined and attainable. We will generally vote against the reelection of the chair of MSCI World companies and large-cap companies in emerging markets that do not disclose Scope 1 and 2 emissions, have not made a commitment to do so in the next year, and where emissions intensity is material to financial performance.
Net-zero targets
As an outcome of enterprise risk management and strategic planning to reduce the potential negative financialo impacts of climate change on shareholder value, we encourage companies to set a credible, science-based decarbonization glidepath, with an interim and long-term target, that comprises all categories of material emissions and is consistent with the ambition to achieve net-zero emissions by 2050 or sooner. For certain high emitting companies, we reserve the right to vote against the company chair where quantitative emission reduction targets have not been defined. We consider it to be best practice for companies to pursue validation from the Science Based Targets initiative (SBTi).
We generally support shareholder proposals asking companies facing material climate risks for improved disclosure on climate risk management and we generally support those that request alignment of business strategies with the Paris Agreement or similar language.
Biodiversity
Many companies are dependent on natural capital and biodiversity as key inputs either through direct resource extraction or their supply chain. Business activities may also impact the capacity of nature to provide social and economic functions. We recognize that biodiversity impact and loss can be challenging to quantify and measure, but we believe companies should assess environmental inputs and outputs. We encourage companies to report on financially material impacts and dependencies on natural capital relevant to their business.
Other environmental shareholder proposals
For other environmental proposals covering themes including biodiversity, natural capital, deforestation, water usage, (plastic) packaging as well as palm oil, we take a case-by-case approach and will generally support proposals calling for companies to provide disclosure where this is additive to the company’s existing efforts, the proposed information pertains to a material financial impact and in our view is of economic benefit to investors.
SOCIAL TOPICS
Corporate culture, human capital, and diversity, equity, and inclusion
Through engagement we emphasize to management the importance of how they invest in and cultivate their human capital to perpetuate a strong culture. We assess culture holistically from an alignment of management incentives, responsiveness to employee feedback, evidence of an equitable and sound talent management strategy and commitment to diversity, equity, and inclusion (DEI) practices that promote shareholder value. We value transparency and use of key performance indicators.
A well-articulated culture statement and talent attraction, retention, and development strategy suggest that a company appreciates culture and talent as competitive advantages that can drive long-term value creation. It also sends a strong message when management compensation is linked, when appropriate, to employee satisfaction. If the company conducts regular employee engagement surveys, we look for leadership to disclose the results – both positive and negative - so we can monitor patterns and assess whether they are implementing changes based on the feedback they receive. We consider workplace locations and how a company balances attracting talent with the costs of operating in desirable cities.

We maintain that a deliberate human capital management strategy should foster a collaborative, productive workplace in which all talent can thrive. One ongoing engagement issue that pertains to human capital management is DEI. We see DEI practices as a material input to long-term financial performance, so as our clients’ fiduciaries, we seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. This is significantly aided when there is consistent, robust disclosure in place. A sound long-term plan holds more weight than a company’s current demographics, so we look for a demonstrable DEI strategy that seeks to improve shareholder value over time and align management incentives accordingly. To that end, we expect companies in the US to publicly disclose their EEO-1 reporting and all companies to disclose their DEI strategy.
Gender and racial pay equity are important parts of our assessment of a company’s diversity efforts. Pay inequity can impact shareholder value by exposing a company to challenges with recruiting and retaining talent, job dissatisfaction, workforce turnover, and costly lawsuits. Consequently, we may support proposals asking for improved transparency on a company’s gender and/or racial pay gap if existing disclosures are lagging best practice and if the company has not articulated its efforts to promote equal opportunities to advance to senior roles.
We believe diversity among directors, leaders, and employees contributes positively to shareholder value by imbuing a company with myriad perspectives that help it better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom. See the Board Diversity section above for more on our approach.
Stakeholders and risk management
In recent years, discourse on opioids, firearms, and sexual harassment has brought the potential for social externalities -----the negative effects that companies can have on society through their products, cultures, or policies ----- into sharp focus. These nuanced, often misunderstood issues can affect the value of corporate securities.
We encourage companies facing these risks to disclose related risk-management strategies. When a company faces litigation or negative press, we inquire about lessons learned and request evidence of substantive changes that aim to prevent recurrence and mitigate downside risk. In these cases, we may also support proposals requesting enhanced disclosure on actions taken by management.
Human rights
Following the 2015 passage of the UK’s Modern Slavery Act, a handful of countries have passed laws requiring companies to report on how they are addressing risks related to human rights abuses in their global supply chains. While human rights have been a part of our research and engagement in this context, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (highest possibility of supply chain exposure), enhance our own engagement questions, and potentially work with external data providers to gain insights on specific companies or industries. To help us assess company practices and drive more substantive engagement with companies on this issue, we will generally support proposals requesting enhanced disclosure on companies’ approach to mitigating the risk of human rights violations in their business.
Cybersecurity
Robust cybersecurity practices are imperative for maintaining customer trust, preserving brand strength, and mitigating regulatory risk. Companies that fail to strengthen their cybersecurity platforms may end up bearing large costs. Through engagement, we aim to compare companies’ approaches to cyber threats, regardless of region or sector, to distinguish businesses that lag from those that are better prepared.
Political contributions and lobbying
We generally support shareholder proposals asking for enhanced disclosure and board oversight of a company’s political and lobbying activities where existing disclosure and board oversight are inadequate. This is because sufficient disclosure and board oversight are necessary to evaluate whether, and ensure that, these activities align with the company’s stated strategy and promote shareholder value.
JAPAN-SPECIFIC TOPICS
Capital allocation
We hold board chairs accountable for persistently low returns on equity (ROE) in Japan, using a five-year average ROE of below 5% as a guide. Our assessment of a company’s capital stewardship complements our assessment of board effectiveness without dictating specific capital allocation decisions. We may make exceptions where ROE is improving, where a long-cycle business warrants a different standard, or where new management is in place, and we feel they should not be punished for the past CEO/chair’s record.
Cross-shareholdings
Cross-shareholdings reduce management accountability by creating a cushion of crossover investor support. We may vote against the highest-ranking director up for reelection for companies where management has allocated a significant portion (20% or more) of net assets to cross-shareholdings. When considering this issue, we will take into account a company’s trajectory in reducing cross-shareholdings over time, as well as legitimate business reasons given to retain specific shareholdings.
Board diversity
We look for boards on the Japanese Prime Market to have a minimum 10% gender diversity, not inclusive of statutory auditors. For companies on the Non-Prime Market, we will also look for boards to have a minimum 10% gender diversity, inclusive of statutory auditors as applicable. We may vote against the chair of the board (or CEO in the absence of a board chair) where the board fails to meet this level. We expect to be able to support directors where a credible plan has been adopted to increase gender diversity ahead of the next meeting.
Board independence
We reserve the right to vote against the chair of the board or the most senior executive up for election at Japanese companies if the board of directors fails to meet the following independence expectations:
•
For companies on the Prime Market without a controlling shareholder, we expect the board to be comprised of at least one-third independent directors.
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For companies on the Prime Market with a controlling shareholder, we expect the board to be majority independent.
•
For companies on the Non-Prime Market with a controlling shareholder, we expect the board to be comprised of at least one-third independent directors.
•
For companies on the Non-Prime Market without a controlling shareholder and a two-tiered board, we expect combined one-third independence of the board of directors and the board of statutory auditors, and at least two independent outside directors.
•
For companies on the Non-Prime Market without a controlling shareholder and a one-tiered board (with either one or three committees), we expect one-third independence.
We continue to require a majority of the board of statutory auditors to be independent, regardless of the market segments. We further encourage Japanese companies to establish nomination/compensation committees, and to clearly describe the role of the board chair in terms of setting the board agenda and driving accountability.
Important Information
Wellington Management Company LLP (WMC) is an independently owned investment adviser registered with the US Securities and Exchange Commission (SEC). WMC is also registered with the US Commodity Futures Trading Commission (CFTC) as a commodity trading advisor (CTA) and serves as a CTA to certain clients including commodity pools operated by registered commodity pool operators. WMC provides commodity trading advice to all other clients in reliance on exemptions from CTA registration. WMC, along with its affiliates (collectively, Wellington Management), provides investment management and investment advisory services to institutions around the world. Wellington Management Group LLP (WMG), a Massachusetts limited liability partnership, serves as the ultimate parent holding company of the Wellington Management global organization. All of the partners are full-time professional members of Wellington Management. Located in Boston, Massachusetts, Wellington Management also has offices in Chicago, Illinois; New York, New York; Radnor, Pennsylvania; San Francisco, California; DIFC, Dubai; Frankfurt; Hong Kong; London; Luxembourg; Madrid; Milan; Shanghai; Singapore; Sydney; Tokyo; Toronto; and Zurich.
This material is prepared for, and authorized for internal use by, designated institutional and professional investors and their consultants or for such other use as may be authorized by Wellington Management. This material and/or its contents are current at the time of writing and may not be reproduced or distributed in whole or in part, for any purpose, without the express written consent of Wellington Management. This material is not intended to constitute investment advice or an offer to sell, or the solicitation of an offer to purchase shares or other securities. Investors should always obtain and read an up-to-date investment services description or prospectus before deciding whether to appoint an investment manager or to invest in a fund. Any views expressed herein are those of the author(s), are based on available information, and are subject to change without notice. Individual portfolio management teams may hold different views and may make different investment decisions for different clients.
©2024 Wellington Management Company LLP. All rights reserved.

APPENDIX G – Portfolio Holdings Disclosure Recipients
Fund and Mason Street Advisors Service Providers
Based on the nature of the services provided to the Fund by the following Service Providers, each such Service Provider has access to the Fund’s portfolio holdings on a daily basis:
•
The Northwestern Mutual Life Insurance Company in its capacity as service provider to the Fund and Mason Street Advisors, LLC.
•
Mason Street Advisors, LLC in its capacity as investment adviser, and each of the sub-advisers (with respect to the Portfolio(s) for which they provide services), for the Fund and their service providers as necessary for them to provide the services they have agreed directly or indirectly to provide.
•
State Street Bank and Trust Company, in its capacity as custodian and mutual fund accountant, and foreign custody network participants and depositories utilized by the foregoing, and in connection with the provision of regulatory filing, liquidity classification services, and derivatives risk management services.
•
BBH Infomediary in its capacity as data aggregator.
•
Institutional Shareholder Services, Inc. in its capacity as proxy service provider for Mason Street Advisors, LLC.
•
Fidelity National Information Services, Inc. (FIS) in its capacity as provider of Code of Ethics compliance services.
•
Bloomberg L.P. for order management and portfolio compliance services.
•
FactSet Research Systems, Inc. in connection with conducting attribution analyses on Series Fund Portfolios.
•
ZENO AN Solutions and Basis Global Analytics in their capacity as a provider of portfolio transition analysis when new sub-advisers are transitioned.
•
Ernst & Young as provider of Global Tax Services.
•
Financial Recovery Technologies in its capacity as provider of class action services.
•
KPMG LLP in its capacity as provider of tax compliance, tax provision, and tax consulting services.
The following Service Providers receive portfolio holdings information covering various periods, with varying lag times, depending on the nature of the services provided to the Fund, as indicated below with respect to each Service Provider:
•
The Fund’s directors and legal counsel to the independent directors, on a monthly and quarterly basis, generally within 20 days following the end of each such period, or as requested or necessary from time to time to fulfill their duties to the Fund.
•
PricewaterhouseCoopers LLP in its capacity as independent auditors for the Fund, on an annual basis, beginning within three days following year-end, and on one or two occasions during the year, for interim designated periods during the year for purposes of testing, and as may be requested from time to time, all in order to fulfill their duties associated with functioning as independent auditors to the Fund.
•
Global Trade Analytics LLC in connection with evaluating the quality and cost of trade execution of the Portfolio transactions for the Mason Street Advisors, LLC advised Portfolios and the sub-advised Portfolios, on a monthly basis, provided after the close of business on the last day of each month.
•
ICE Data Pricing and Reference Data, Inc. and its affiliates, LSEG Data & Analytics, Pricing Direct Inc., S&P Global, Bloomberg L.P., Bank of America Merrill Lynch PriceServe, and CanDeal Data & Analytics in their respective capacities as providers of pricing services, on a daily basis aggregated with holdings of other funds and clients of State Street Bank and Trust Company, and periodically on an individual Portfolio or holding basis as deemed necessary from time to time for pricing or valuation purposes.
•
Virtu Financial, LLC. in connection with their provision of international fair value factors and related back testing.
•
Financial printers used to print advertising and regulatory materials, at the Fund’s semi-annual and annual periods, generally within four weeks following the end of each such period.
•
Sub-advisers appointed by Mason Street Advisors (but not yet effective) as part of the transition to a new sub-adviser.

Sub-Adviser Service Providers
Holdings data for the Portfolios that are sub-advised may also be disclosed by the applicable sub-adviser to the following Service Providers:
Focused Appreciation Portfolio (sub-advised by Loomis, Sayles & Company, L.P.)
•Institutional Shareholder Services, Inc., as proxy voting
administrator
•FactSet Research Systems, Inc. and Bloomberg, in
connection with conducting portfolio analytics
•Global Trading Analytics and Virtu Americas LLC, in
connection with trading cost analysis
•Financial Recovery Technologies, in connection with
class actions
•ICE Data Pricing & Reference Data LLC, in connection
with SEC liquidity reporting
•BBH Infomediary, in connection with daily position
reporting and monthly liquidity risk management position
reporting
•Qontigo, in connection with derivatives rule analysis

Large Cap Blend Portfolio Mid Cap Growth Stock Portfolio (sub-advised by J.P. Morgan Investment Management, Inc.)
•Institutional Shareholder Services, Inc., as proxy service
provider
•BBH Infomediary, in connection with daily position
reporting and monthly liquidity risk management position
reporting
•Bloomberg, in connection with market data, financial
information ownership data and corporate ESG disclosure
•Factset, in connection with market data, financial
information ownership data and corporate ESG disclosure
•CTM, in connection with electronic trade confirmation
•GES International (Sustainalytics), in connection with
proxy voting research, recommendations and voting
management
•Glass Lewis & Co., in connection with proxy voting
research, recommendations and voting management
•IDC ICE, in connection with corporate action processing
•FIX XSP, in connection with corporate action processing
•Financial Recovery Technology, in connection with the
collection and filing of class action litigation claims
•J.P. Morgan Chase Bank NA, in connection with fund
accounting and middle-office functions

Large Company Value Portfolio Mid Cap Value Portfolio Inflation Managed Portfolio (sub-advised by American Century Investment Management, Inc.)
•Institutional Shareholder Services, Inc., as proxy service
provider
•BBH Infomediary, in connection with daily position
reporting and monthly liquidity risk management position
reporting
•FactSet Research Systems, Inc., in connection with
conducting attribution analyses on the Portfolios and
fixed income analytical services
•Gresham Technologies plc, an outsourced provider of
middle office services
•Bloomberg Finance L.P., in connection with fixed income
trade order management and compliance
•CloudMargin: in connection with collateral management
•FIS XSPrisa (XSP) SaaS, in connection with corporate
action services, such as collecting corporate action data
and processing the elections
•FX Connect, LLC: in connection with FX Derivatives
reconciliation with counterparty at the point of execution
•Omgeo, LLC: in connection with trade affirmations
•TriOptima AB: in connection with derivatives
reconciliation with counterparty
•State Street Global Services: in connection with SWIFT
messaging enrichment for daily trade communication to
Custodian and Accounting provider

Domestic Equity Portfolio (sub-advised by Putnam Investment Management, LLC)
•BBH Infomediary, in connection with daily position
reporting and monthly liquidity risk management position
reporting
•Institutional Shareholder Services, Inc., as proxy service
provider
•FactSet Research Systems, Inc., in connection with
conducting attribution analyses on the Portfolios
•BARRA, in connection with conducting ex-ante risk
analysis
•ITG, in connection with providing trading analytics and
other trading services
•Trade Informatics, in connection with providing trading
analytics and other trading services
•Bloomberg, in connection with providing trading
analytics and other trading services

Growth Stock Portfolio Equity Income Portfolio Short-Term Bond Portfolio (sub-advised by T. Rowe Price Associates, Inc.)
•Institutional Shareholder Services, Inc., as proxy voting
service provider
•BBH Infomediary, in connection with daily position
reporting and monthly liquidity risk management position
reporting
•The Bank of New York Mellon, in connection with fund
accounting and middle-office functions
•Bloomberg Port and FactSet Research Systems, Inc., for
analytics, risk, performance attribution and reporting
•MSCI, Inc., for portfolio liquidity analysis

Small Cap Value Portfolio (sub-advised by T. Rowe Price Investment Management, Inc.)
•Institutional Shareholder Services, Inc., as proxy voting
service provider
•BBH Infomediary, in connection with daily position
reporting and monthly liquidity risk management position
reporting
•The Bank of New York Mellon, in connection with fund
accounting and middle-office functions
•Bloomberg Port and FactSet Research Systems, Inc., for
analytics, risk, performance attribution and reporting
•MSCI, Inc., for portfolio liquidity analysis

Small Cap Growth Stock Portfolio Large Cap Core Stock Portfolio (sub-advised by Wellington Management Company LLP)
•Accenture, Brown Brothers Harriman & Co., Markit
WSO Corporation, and State Street Bank and Trust
Company, in connection with certain operational
functions performed for the sub-adviser
•BBH Infomediary, in connection with daily position
reporting and monthly liquidity risk management position
reporting
•FactSet Research Systems, Inc., MSCI, Inc, in connection
with analytical services provided to the sub- adviser
•Glass, Lewis & Co., as proxy service provider
•Dynamo Software, a technology platform to support
private placement transactions

International Growth Portfolio (sub-advised by FIAM LLC)
•Institutional Shareholder Services, Inc., as a proxy voting administrator
•BBH Infomediary, in connection with daily position
reporting and monthly liquidity risk management position
reporting
•MSCI LiquidityMetrics in connection with the Liquidity
Risk Management Program

Research International Core Portfolio (sub-advised by Massachusetts Financial Services Company (MFS))
•Institutional Shareholder Services, Inc., as proxy service
provider
•BBH Infomediary, in connection with daily position
reporting and monthly liquidity risk management position
reporting
•FactSet Research Systems, Inc., in connection with
conducting attribution analyses on the Portfolios
•Bloomberg L.P., and MSCI BARRA, Inc., in connection
with conducting attribution analyses on the Portfolios
•OMGEO, LLC, in connection with software programs
utilized by the Portfolios
•Commcise in connection with consulting services
•Virtu ITG LLC in connection with performing trade cost
analysis
•Charles River Development as systems vendor
•Fiserv (software system used for account reconciliation
purposes)
•Eagle Investment Systems (software system for portfolio
accounting purposes)
•ICE Data Services to assist in the processing of Corporate
Action records
•Confluence Technologies Inc. in connection with
regulatory monitoring services

International Equity Portfolio (sub-advised by Dodge & Cox)
•Institutional Shareholder Services, Inc. (ISS), as proxy
voting and class actions administrator
•Intercontinental Exchange, Inc., in connection with
liquidity risk management position reporting
•FactSet Research Systems, Inc., in connection with
attribution analyses; client reporting application and
managed services
•Cognizant Technology Solutions US Corporation, in
connection with monitoring data integrity between
systems, developing and supporting applications, staff
augmentation for certain investment operations functions
•Bloomberg Finance L.P. – Bloomberg PORT, in
connection with attribution analyses
•Acuity Knowledge Partners, in connection with
compliance and RFP team – staff augmentation
•Brown Brothers Harriman & Co. (BBH), in connection
with OMGEO/SWIFT trade messages; inbound custodian
SWIFT holdings
•BBH Infomediary, in connection with daily position
reporting and monthly liquidity risk management position
reporting
•Eagle Investment Systems LLC, in connection with
software system to maintain all fund/separate account
holdings and transactions
•Gresham Technologies Limited, in connection with data
sent from State Street to Gresham to reconcile accounts
•Markit North America, in connection with processing of
corporate actions
•Seismic Software, Inc., in connection with client
reporting
•State Street Corporation, in connection with managing
post-execution functions for derivatives and collateral
management
•Kessler, Topaz, Meltzer, Check LLP (KTMC), as class
action administrator
•Microsoft Corporation, in connection with storing data in
an encrypted format for consumption by other D&C third
parties
•Envestnet Asset Management, Inc., in connection with
calculating investment management fees
•Charles River Systems, Inc., as systems vendor

Emerging Markets Equity Portfolio (sub-advised by abrdn Investments Limited)
•BBH Infomediary, in connection with daily position
reporting and monthly liquidity risk management position
reporting
•Citibank N.A. London, in connection with trade
processing, recordkeeping, reporting and other related
middle-office services

Long-Term U.S. Government Bond Portfolio Multi-Sector Bond Portfolio (sub-advised by Pacific Investment Management Company LLC (PIMCO))
•State Street Investment Management Solutions, LLC as
an outsourced provider of middle office services
•BBH Infomediary, in connection with daily position
reporting and monthly liquidity risk management position
reporting

Select Bond Portfolio (sub-advised by Allspring Global Investments, LLC)
•Bloomberg L.P., in connection with fixed income trading
system, trade management, pre- and post-compliance,
analytics, and liquidity modeling and bucketing
•BBH Infomediary, in connection with daily position
reporting and monthly liquidity risk management position
reporting
•DTCC, in connection with handling trade confirmations
and settlement instruction
•Institutional Shareholder Services, Inc, as proxy service
provider
•Brown Brothers Harriman & Co. (BBH), in connection
with standardizing trade data, executed trade
communication, corporate actions management
•Factset Research Systems, Inc., in support of client
reporting
•State Street, in connection with collateral management
and transaction lifecycle management services
•Employee Compliance Manager (ECM) (fka Protegent
PTA), supports compliance with conflict testing of
employee personal securities transactions
•FundApps Ltd., in connection with assisting with
regulatory filing requirements
•SteelEye, Limited, in connection with supporting trading
practice evaluation

High Yield Bond Portfolio (sub-advised by Federated Investment Management Company)
•Bloomberg L.P., in connection with trading systems,
analytics & modeling
•BBH Infomediary, in connection with daily position
reporting and monthly liquidity risk management position
reporting
•Charles River Development in connection with
compliance monitoring and equity trading
•FISGlobal, for corporate action notifications
•Eagle Investment Systems, LLC, portfolio accounting
•Glass, Lewis & Co., as proxy service provider
•Gresham Technologies plc, a partner/provider of solutions
and services tailored for reconciliation, data collection
and aggregation
•FactSet Research Systems Inc., for analytics and
modeling
•Sustainalytics U.S. Inc., for ESG data and research, and
portfolio analytics
•MSCI ESG Research LLC, for ESG data and research,
and portfolio analytics
•ACA Technology Surveillance, Inc., for portfolio and
trade compliance oversight and surveillance functions
•The Bank of New York Mellon, in connection with fund
accounting and middle-office functions
•Brown Brothers Harriman & Co., in connection with
certain operational functions

Index 400 Stock Portfolio Index 600 Stock Portfolio (sub-advised by Northern Trust Investments, Inc.)
•Institutional Shareholder Services, Inc., as proxy service
provider
•BBH Infomediary, in connection with daily position
reporting and monthly liquidity risk management position
reporting
•Aladdin (BlackRock Solutions) as a portfolio
management tool and for corporate action elections in the
portfolios
•Gresham Technologies plc, to communicate portfolio
holdings from custodians to Aladdin for reconciliation
purposes